UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22613

Jackson Variable Series Trust

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan, 48951

(Address of principal executive offices) (Zip code)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Daniel W. Koors

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

ANNUAL REPORT December 31, 2019

Jackson Variable Series Trust

•  Master Feeder Funds and Funds of Funds

•  Sub-Advised Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Jackson. Instead, the reports will be made available on Jackson’s website (www.jackson.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Jackson electronically by doing one of the following:

• Mailing in the postage-paid card on the cover of this report;

• Calling 1-866-349-4564; or

• Signing up on www.jackson.com

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can inform Jackson that you wish to continue receiving paper copies of your shareholder reports by contacting the appropriate Jackson Service Center. Your election to receive reports in paper will apply to all Funds held in each variable contract you purchased from Jackson.

Please note that if you own more than one variable contract with Jackson, your delivery preferences must be set up for each variable contract separately.

Issued by Jackson National Life Insurance Company 1 Corporate Way, Lansing, MI 48951

This report is for the general information of qualified plan participants, as well as contract/policy owners of the PerspectiveSM, Perspective II®, Perspective AdvisorsSM, Perspective AdvisorySM, Perspective Advisors IISM, Perspective Advisory II®, Perspective Advisory II® (New York), Perspective L Series, Perspective Rewards®, CuriangardSM, Perspective AdvantageSM, Perspective Focus®, Fifth Third Perspective, Jackson Private WealthSM, Retirement Latitudes®, Elite Access®, Elite Access AdvisorySM, Elite Access Advisory IISM, Elite Access Advisory IISM (New York), Perspective (New York), Perspective II (New York), Perspective Advisors II (New York), Perspective L Series (New York), Curiangard (New York), Perspective Advisors (New York), Perspective Focus (New York), Perspective Rewards (New York) and Elite Access (New York). Not all the portfolios are available in all of the products. Jackson is the marketing name for Jackson National Life Insurance Company (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

1 Corporate Way
Lansing, MI 48951

Toll Free: 1-800-873-5654

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

Dear Client:

If you are a current member of a household with multiple variable products, and have not instructed Jackson otherwise, you currently receive only one copy of the following general documents: Prospectus, Annual and Semi-Annual Report, and other documents as permitted under applicable federal laws relating to Jackson’s variable products and their underlying investment options.

We will continue to send one such copy of these general documents unless and until we receive contrary instructions from you. This delivery policy does not apply to account statements, confirmation statements, or other documents reflecting transaction activity, which you will continue to receive individually.

You may choose to receive a separate copy of these general documents at any time by contacting us toll-free at 1-800-873-5654. Once we receive your request, we will start sending you separate copies within 30 days of receipt of your request.

If you would rather receive your prospectus and other documents via e-mail, please register for Jackson’s Green Delivery Program by visiting the www.Jackson.com. Our Go Paperless process is quick and easy for policyholders – just have your policy number available when you register.

Jackson appreciates your cooperation as we do our part to aid the environment by reducing the amount of paper we distribute. While we’re committed to providing you with the information you need in the format you prefer, we are always looking for new ways to operate more efficiently.

Variable Products issued by Jackson National Life Insurance Company® and distributed by Jackson National Life Distributors LLC, member FINRA. 800/873-5654

Jackson Variable Series Trust

December 31, 2019

President’s Letter	1

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds including: JNL Conservative Allocation Fund, JNL Institutional Alt 100 Fund, JNL Moderate Allocation Fund, JNL/American Funds® Global Growth Fund, JNL/American Funds® Growth Fund

Jackson Variable Series Trust Sub-Advised Funds including: JNL iShares Tactical Growth Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL/DFA U.S. Small Cap Fund, JNL/DoubleLine® Total Return Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/FAMCO Flex Core Covered Call Fund, JNL/Lazard International Strategic Equity Fund, JNL/Mellon Equity Income Fund, JNL/Neuberger Berman Commodity Strategy Fund, JNL/Neuberger Berman Currency Fund, JNL/Nicholas Convertible Arbitrage Fund, JNL/PIMCO Investment Grade Credit Bond Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/The London Company Focused U.S. Equity Fund, JNL/VanEck International Gold Fund, JNL/WCM Focused International Equity Fund

Market Summary  2

Management Discussion and Fund Performance  3

Schedules of Investments  20

Statements of Assets and Liabilities  65

Statements of Operations  68

Statements of Changes in Net Assets  71

Financial Highlights  78

Notes to Financial Statements  83

Report of Independent Registered Public Accounting Firm  111

Additional Disclosures  113

Jackson Variable Series Trust Trustees and Officers Information  115

Jackson Variable Series Trust Approval of the Trust’s Investment Advisory and Sub-Advisory Agreements  120

Jackson Variable Series Trust Liquidity Risk Management Program  126

Jackson Variable Series Trust Supplements to Prospectus

Variable Products issued by Jackson National Life Insurance Company® and distributed by Jackson National Life Distributors LLC, member FINRA. 800/873-5654

Jackson Variable Series Trust

December 31, 2019

President’s Letter

Dear Investor,

Enclosed is the annual report for the Jackson Variable Series Trust for the year ended December 31, 2019, together with Management’s Discussion of Fund Performance for each of the Funds.

It was a terrific year for investors in 2019. U.S. stocks and bonds posted big gains coming off a significant stock market downswing during the fourth quarter of 2018. The S&P 500 Index finished up 31.5%, book ended by double digit gains in the first quarter and a strong 9.0% fourth quarter gain to finish the year. The rally came early and quickly as equities boasted their best January in more than 30 years as the U.S. Federal Reserve (“Fed”) signaled “patience” regarding further interest rate hikes in what later became known as the “Fed Pivot” towards easier monetary policy. Stocks mostly bumped along during the middle part of the year in the face of uncertainty about global economic growth, trade, Brexit and fears of recession in the U.S. All that doubt went away in the fourth quarter, however, as leading economic indicators bottomed, “Phase One” of a China U.S. trade pact was announced, Boris Johnson won the UK election convincingly and the Fed completed the last of three rate cuts to reignite the rally into year end.

Stocks were not the only risk assets to perform well in 2019, as high yield bonds and emerging market debt put up big numbers during the first quarter as well. When those areas cooled off amid economic and trade turmoil mid year, government bonds benefitted as interest rates plummeted amid an investor flight to safety. All told, the Bloomberg Barclays U.S. Aggregate Bond Index finished up 8.7%, while non core areas such as high yield and emerging market debt earned double digit gains, in what was a strong year overall for fixed income.

Other market trends during the year included U.S. stocks handily beating international equities, large cap stocks besting small caps, and growth beating value. While international stocks (represented by the MSCI ACWI ex USA Index) gained what in any other year would be considered a strong 21.5%, those returns paled in comparison to U.S. stocks. Especially disappointing was the performance of emerging market equities, which lagged despite fully participating in the “risk on” rally during the fourth quarter. The large growth MSCI USA Growth Index gained 37.7% as the standout area of the U.S. market, boosted by a more than 50.0% rise in information technology. U.S. small value stocks lagged the broader market with a little less than a 23.0% gain, though that still was better than international results. Energy was by far the weakest sector in delivering only 11.8% on the year.

Another trend in the industry has been the torrid pace of assets pouring into Index Funds and Exchange Traded Funds, or generally speaking passive investment strategies. The relatively low cost and broad diversification of Index Funds make them suitable investment options for many investors, but they are not perfect. Market cap weighted indexes are subject to a momentum effect wherein strong performers become an ever greater part of the Index on both a security and sector level. Given their structure, market cap weighted index offerings are in effect a subtle bet that what has worked well will continue to work well. While that has been the case of late amid a rising market, when the tide turns that momentum effect can work in the opposite direction, such was the case during the market correction in the fourth quarter of 2018.

The Greek philosopher Aristotle is typically credited with promoting the principle of “moderation in all things.” The investment equivalent of that principle is diversification. Diversification is more than just spreading out investments among different securities and asset classes. Diversification also means balancing out exposure to a wide array of biases and risks, including different investment styles, security selection strategies, portfolio construction techniques and even the asset management firms themselves. At Jackson, we seek to offer investors the building blocks for creating well diversified portfolios and the freedom to do so however they see fit. While it is seldom glamorous or flashy, diversification (moderation) in investing offers a steady construct for managing risk and achieving one’s investment goals.

Geopolitical and macroeconomic forces largely drove market returns in 2019. We think company fundamentals now need to take the baton to deliver on earnings and growth to sustain the global rally. Promising economic data and a strong U.S. consumer are leading markets to believe that can happen, but regardless of what transpires in 2020, moderation and diversification are the tools that can help investors stay focused on their long term goals.

Thank you for choosing Jackson for your investment needs.

Mark D. Nerud

President and Chief Executive Officer

Jackson Variable Series Trust

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2019

Domestic Equity		Developed International Equity
S&P 500 Index	31.49%	MSCI All Country World ex-USA Index (Net)	21.51%
S&P MidCap 400 Index	26.20	MSCI EAFE Index (Net)	22.01
S&P Small Cap 600 Index	22.78
MSCI USA Index	31.64
MSCI USA Mid Cap Index	30.84	Emerging Markets
MSCI USA Small Cap Index	27.38	MSCI Emerging Markets Index (Net)	18.42%

Fixed Income		Alternative Assets
Bloomberg Barclays Global Aggregate Bond Index	6.84%	Bloomberg Commodity Index	7.69%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	MSCI US REIT Index	24.33
Bloomberg Barclays U.S. Corporate High Yield Bond Index	14.32
		Alternative Strategy
		Wilshire Liquid Alternative Index	6.65%

Domestic Equity: It was a terrific year for U.S. equity investors. After a tough end to 2018, stocks rallied hard to start and finish the year with only a few minor hiccups in between. The broad market S&P 500 Index finished 2019 up more than 30%, with most other major indices not far behind. The year began with the “Fed Pivot” that halted a move towards higher interest rates and a “normalized” rate environment, thereby soothing market concerns about slowing global economic growth. Mid-year worries about the impact of Brexit, a trade war with China, and fears of recession were swept aside by three interest rate cuts by the U.S. Federal Reserve (“Fed”), clearing the way for a strong finish to the year. The rally was led by growth stocks, especially large-growth stocks, as technology names climbed more than 50%. But by the end of the year the rally had become more broad-based. Traditionally defensive sectors of the market such as Real Estate and Utilities soared amid the mid-year swoon when economic fears were greatest. Even struggling Financials staged a late rebound buoyed by strong consumer sentiment boosted by continued low unemployment. Only Energy remained a persistent laggard, hampered by a glut of oil and natural gas supply on the market. Markets seem more tied to global events and the news cycle than ever before. Given this dynamic it is difficult for investors to know which way markets may go in the near term.

Fixed Income: Similar to U.S. equities, fixed income markets saw riskier bonds rewarded early and late in the year, with traditional safe havens prospering in between. Corporate credits and high-yield bonds got off to a strong start to the year only for global economic worries and recession fears to weigh on returns after the initial euphoria following the Fed Pivot. Concerns were magnified as massive foreign buying of US Treasuries caused yields to plummet mid-year leading to an inversion of the yield curve (where long-term rates are lower than short-term rates), which some view as a potential sign of an oncoming economic recession. However, the bond market eventually interpreted the conclusion of Fed rate cutting in the Fall as a sign that the economy was in solid shape, and the “risk on” rally resumed. This time, emerging market debt led the market surge into year end, with high-yield and corporate credits not far behind.

Developed International Equity: Although it’s difficult to describe returns that topped 20% as sluggish, foreign equities significantly lagged the U.S. for most of the year. Europe was dogged by poor economic data, centered on Germany, and lingering concerns about Brexit for much of the year. Widespread negative interest rates and the perception that the European Central Bank (ECB) might be out of ammunition in case the region entered recession plagued investor sentiment. The election of Boris Johnson in the UK and the bottoming of leading economic indicators, however, seemed to provide needed clarity to investors that helped drive developed markets to keep pace with the U.S. during the fourth quarter.

Emerging Markets: After struggling in 2018, emerging market equities seemed poised to shine in 2019. It didn’t happen. At least not for the first three quarters of the year. Expectations for a weakening US dollar to boost emerging economies never materialized as the dollar remained stable. Economic weakness in European end markets as well as slowing growth in China also served to dampen expectations and investor sentiment despite relatively attractive valuations. The political and economic clarity that lifted the gloom on developed foreign markets toward the end of the year also boosted emerging markets. Emerging market bonds and equities led the fourth quarter rally, with the latter posting double-digit gains in outpacing the rest of the world.

Alternatives: It was a mixed year for alternatives as real assets mostly soared along with U.S. equities while many alternative strategies struggled to keep pace with fixed income returns. The dispersion in assets was notable as equity-oriented real estate and global infrastructure plays far outgained the modest returns of commodities weighed down by energy woes and a still strong U.S. dollar. While some alternative strategies managed solid double-digit gains, especially in the Hedged Equity and Global Macro segments, others only managed to return single digits. Results from Currency and Managed Futures strategies were especially frustrating. Although the main purpose of alternatives is to serve as low-correlated diversifiers, after failing to meaningfully fulfill that role in 2018, investors may view 2019 as another disappointment.

2

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL Conservative Allocation Fund, JNL Moderate Allocation Fund and JNL Institutional Alt 100 Fund (collectively “Funds of Funds”) seek to achieve their investment objectives by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL Conservative Allocation Fund

Composition as of December 31, 2019:
Domestic Fixed Income	61.7%
Domestic Equity	9.5
Domestic Balanced	8.2
Emerging Markets Fixed Income	6.0
Global Fixed Income	5.0
International Equity	4.5
Alternative	3.3
Emerging Markets Equity	1.8
Total Investments	100.0%

For the year ended December 31, 2019, JNL Conservative Allocation Fund outperformed its benchmark by posting a return of 12.46% for Class A shares compared to 8.13% for the Dow Jones Conservative Index. The Fund outperformed its blended benchmark return of 12.26% for the 20% MSCI All Country World Index (Net), 80% Bloomberg Barclays U.S. Aggregate Bond Index. Effective June 24, 2019, the Morningstar Conservative Target Risk Index became the Fund’s primary benchmark. The Fund outperformed its new primary benchmark, which posted a return of 11.22%.

The investment objective of the Fund is to seek the generation of income through investment in other funds.

Under normal circumstances, the Fund allocates approximately 0% to 40% of its assets to Underlying Funds that invest primarily in equity securities, 60% to 100% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

The Fund outperformed its benchmark during the year mainly due to an overweight to equities in general and the performance of international equity sleeve in particular. U.S. equities delivered superb absolute returns, though the domestic equity sleeve trailed the broader market. A quality bias helped JNL/Morningstar Wide Moat Index Fund (+35.11%) outperform but wasn’t enough to offset a core position in the conservative leaning JNL/T. Rowe Price Capital Appreciation Fund (+24.44%) that lagged amid the huge equity rally. Strong stock selection from JNL/WCM Focused International Equity Fund (+35.82%) contributed most of the outperformance internationally.

The fixed income sleeve was a modestly positive relative contributor thanks to credit and non-core exposure from JNL/PIMCO Investment Grade Credit Bond Fund (+14.75%), JNL/DoubleLine Emerging Markets Fixed Income Fund (+11.67%) and JNL/PPM America Total Return Fund (+10.35%). Less interest rate sensitive Funds like JNL/Franklin Templeton Global Multisector Bond Fund (+1.39%) and JNL/DoubleLine Total Return Fund (+5.91%) were detractors. As expected amid a big equity rally, most allocations to alternative strategies lagged stocks—though a core position in JNL Multi-Manager Alternative Fund (+9.47%) did outperform the broader alternative universe and kept pace with bonds.

JNL Institutional Alt 100 Fund

Composition as of December 31, 2019:
Alternative	100.0%
Total Investments	100.0%

For the year ended December 31, 2019, JNL Institutional Alt 100 Fund outperformed its primary benchmark by posting a return of 11.17% for Class A shares compared to 6.68% for the Wilshire Liquid Alternative Index.

The investment objective of the Fund is to seek long term growth of capital through investment in other funds.

Under normal circumstances, the Fund typically allocates approximately 0% to 20% of its assets to Underlying Funds investing in fixed income securities; 0% to 20% of its assets to Underlying Funds investing in equity securities; and 80% to 100% of its assets to Underlying Funds investing in alternative securities.

The Fund outperformed its blended benchmark due to strong returns across the alternatives universe. Real assets exposure through JNL/First State Global Infrastructure Fund (27.24%) and JNL/Heitman US Focused Real Estate Fund (+25.67%) contributed positively due to investor preference for steady equity like yield plays. Strategies with more equity exposure such as JNL/JPMorgan Hedged Equity Fund (+13.59%) also generally performed better than other alternative strategies. JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (+14.90%), JNL/Neuberger Berman Commodity Strategy Fund (+12.48%) and JNL/Westchester Capital Event Driven Fund (+12.16%) also delivered strong absolute and relative returns. A core position in JNL Multi-Manager Alternative Fund (+9.47%) outperformed the broad alternatives benchmark and contributed positively to performance. On the negative side, JNL/Neuberger Berman Currency Fund (+0.41%) and JNL/Boston Partners Global Long Short Equity Fund (+5.12%) were the primary underperformers.

JNL Moderate Allocation Fund

Composition as of December 31, 2019:
Domestic Fixed Income	45.1%
Domestic Equity	17.9
Domestic Balanced	10.5
International Equity	8.4
Emerging Markets Fixed Income	4.5
Global Fixed Income	4.0
Alternative	3.7
Emerging Markets Equity	3.6
Global Equity	2.3
Total Investments	100.0%

For the year ended December 31, 2019, JNL Moderate Allocation Fund outperformed its benchmark by posting a return of 15.67% for Class A shares compared to 14.14% for the Dow Jones Moderately Conservative Index. The Fund underperformed its blended benchmark return of 15.83% for the 40% MSCI All Country World Index (Net), 60% Bloomberg Barclays U.S. Aggregate Bond Index. Effective June 24, 2019, the Morningstar Moderately Conservative Target Risk Index became the Fund’s primary benchmark. The Fund outperformed its new primary benchmark, which posted a return of 15.25%.

The investment objective of the Fund is to seek a balance between the generation of income and the long term growth of capital through investment in other funds.

Under normal circumstances, the Fund allocates approximately 20% to 60% of its assets to Underlying Funds that invest primarily in equity securities, 40% to 80% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

The Fund outperformed its benchmark during the year mainly due to an overweight to equities in general and the performance of international equity sleeve in particular. U.S. equities delivered superb absolute returns, though the domestic equity sleeve trailed the broader market. A quality bias helped JNL/Morningstar Wide Moat Index Fund (+35.11%) outperform but wasn’t enough to offset a core position in the conservative-leaning JNL/T. Rowe Price Capital Appreciation Fund (+24.44%) that lagged amid the huge equity rally. Strong stock selection from JNL/WCM Focused International Equity Fund (+35.82%) contributed most of the outperformance internationally aided by solid results from JNL Multi-Manager International Small Cap Fund (+32.06%).

The fixed income sleeve was a modestly positive relative contributor thanks to credit and non-core exposure from JNL/PIMCO Investment Grade Credit Bond Fund (+14.75%), JNL/DoubleLine Emerging Markets Fixed Income Fund (+11.67%) and JNL/PPM America Total Return Fund (+10.35%). Less

3

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

interest-rate sensitive Funds like JNL/Franklin Templeton Global Multisector Bond Fund (+1.39%) and JNL/DoubleLine Total Return Fund (+5.91%) were detractors. As expected amid a big equity rally, most allocations to alternative strategies lagged stocks—though a core position in JNL Multi-Manager Alternative Fund (+9.47%) did outperform the broader alternative universe and kept pace with bonds.

4

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL Conservative Allocation Fund

¹Effective June 24, 2019, the Fund changed its primary benchmark from the Dow Jones Conservative Index to the Morningstar Conservative Target Risk Index to better align the Fund with its benchmark holdings.

††20% MSCI All Country World Index (Net), 80% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	12.46%	1 Year	12.76%
5 Year	3.84	5 Year	N/A
Since Inception	3.79	Since Inception	4.76
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

JNL Institutional Alt 100 Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	11.17%	1 Year	11.79%
5 Year	1.59	5 Year	N/A
Since Inception	2.07	Since Inception	3.56
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

JNL Moderate Allocation Fund

¹Effective June 24, 2019, the Fund changed its primary benchmark from the Dow Jones Moderately Conservative Index to the Morningstar Moderately Conservative Target Risk Index to better align the Fund with its benchmark holdings.

††40% MSCI All Country World Index (Net), 60% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	15.67%	1 Year	16.02%
5 Year	4.75	5 Year	N/A
Since Inception	5.66	Since Inception	5.55
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

5

Master Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Global Growth Fund

Composition as of December 31, 2019:
Global Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2019, JNL/American Funds Global Growth Fund outperformed its primary benchmark by posting a return of 34.96% for Class A shares compared to 26.60% for the MSCI All Country World Index (Net).

The Fund seeks long-term growth of capital through exclusive investment in Class 1 shares of American Funds Insurance Series® - Global Growth FundSM (the “Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Growth Fund

Composition as of December 31, 2019:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2019, JNL/American Funds Growth Fund underperformed its primary benchmark by posting a return of 30.32% for Class A shares compared to 31.49% for the S&P 500 Index.

The Fund seeks growth of capital through exclusive investment in Class 1 shares of American Funds Insurance Series® - Growth FundSM (the “Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Global Growth Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	34.96%	1 Year	35.39%
5 Year	11.43	5 Year	N/A
Since Inception	11.01	Since Inception	11.95
‡Inception date September 16, 2013
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Growth Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	30.32%	1 Year	30.75%
5 Year	13.96	5 Year	N/A
Since Inception	14.27	Since Inception	15.80
‡Inception date February 06, 2012
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

6

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares	Value ($)
JNL Conservative Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 61.7%
JNL/Crescent High Income Fund - Class I (4.2%) (a)	2,018	22,096
JNL/DoubleLine Core Fixed Income Fund - Class I (1.4%) (a)	4,082	58,126
JNL/DoubleLine Total Return Fund - Class I (2.9%) (a)	6,994	78,965
JNL/PIMCO Income Fund - Class I (2.8%) (a)	4,181	44,194
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (2.9%) (a)	2,650	32,543
JNL/PIMCO Real Return Fund - Class I (0.7%) (a)	877	9,300
JNL/PPM America Total Return Fund - Class I (3.0%) (a)	3,297	41,843
		287,067
Domestic Equity 9.5%
JNL Multi-Manager Mid Cap Fund - Class I (0.8%) (a)	654	9,310
JNL Multi-Manager Small Cap Growth Fund - Class I (0.1%) (a)	103	3,489
JNL Multi-Manager Small Cap Value Fund - Class I (0.4%) (a)	326	4,655
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (0.3%) (a)	349	5,827
JNL/Morningstar Wide Moat Index Fund - Class I (2.9%) (a)	1,677	20,919
		44,200
Domestic Balanced 8.3%
JNL/T. Rowe Price Capital Appreciation Fund - Class I (0.6%) (a)	2,217	38,380
Emerging Markets Fixed Income 6.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (4.3%) (a)	2,392	27,910
Global Fixed Income 5.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (2.1%) (a)	2,345	23,353
International Equity 4.5%
JNL/Causeway International Value Select Fund - Class I (0.7%) (a)	672	10,502
JNL/WCM Focused International Equity Fund - Class I (0.6%) (a)	623	10,467
		20,969
Alternative 3.2%
JNL Multi-Manager Alternative Fund - Class I (1.2%) (a)	1,407	15,123
Emerging Markets Equity 1.8%
JNL/GQG Emerging Markets Equity Fund - Class I (1.3%) (a)	754	8,179
Total Investment Companies (cost $442,348)		465,181
Total Investments 100.0% (cost $442,348)		465,181
Other Assets and Liabilities, Net (0.0)%		(113)
Total Net Assets 100.0%		465,068

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2019 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Institutional Alt 100 Fund
INVESTMENT COMPANIES 100.0%
Alternative 100.0%
JNL Multi-Manager Alternative Fund - Class I (4.5%) (a)	5,105	54,874
JNL/Boston Partners Global Long Short Equity Fund - Class I (8.8%) (a)	3,454	35,434
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I (8.6%) (a)	1,903	19,527
JNL/First State Global Infrastructure Fund - Class I (1.9%) (a)	1,178	19,040
JNL/Heitman U.S. Focused Real Estate Fund - Class I (5.0%) (a)	851	9,967
JNL/JPMorgan Hedged Equity Fund - Class I (7.4%) (a)	1,983	21,081
JNL/Neuberger Berman Commodity Strategy Fund - Class I (7.7%) (a)	762	8,419
	Shares	Value ($)
JNL/Neuberger Berman Currency Fund - Class I (9.0%) (a)	638	6,297
JNL/Nicholas Convertible Arbitrage Fund - Class I (6.0%) (a)	822	8,966
JNL/Westchester Capital Event Driven Fund - Class I (8.9%) (a)	2,480	27,455
Total Investment Companies (cost $199,860)		211,060
Total Investments 100.0% (cost $199,860)		211,060
Other Assets and Liabilities, Net (0.0)%		(62)
Total Net Assets 100.0%		210,998

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2019 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Moderate Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 45.1%
JNL/Crescent High Income Fund - Class I (4.0%) (a)	1,964	21,509
JNL/DoubleLine Core Fixed Income Fund - Class I (1.3%) (a)	3,656	52,058
JNL/DoubleLine Total Return Fund - Class I (3.1%) (a)	7,303	82,456
JNL/PIMCO Income Fund - Class I (2.7%) (a)	3,929	41,527
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (2.5%) (a)	2,242	27,529
JNL/PIMCO Real Return Fund - Class I (1.0%) (a)	1,298	13,771
JNL/PPM America Total Return Fund - Class I (2.9%) (a)	3,130	39,722
		278,572
Domestic Equity 17.9%
JNL Multi-Manager Mid Cap Fund - Class I (2.2%) (a)	1,859	26,467
JNL Multi-Manager Small Cap Growth Fund - Class I (0.2%) (a)	185	6,273
JNL Multi-Manager Small Cap Value Fund - Class I (0.8%) (a)	656	9,374
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (0.9%) (a)	1,126	18,786
JNL/Morningstar Wide Moat Index Fund - Class I (5.1%) (a)	2,981	37,168
JNL/T. Rowe Price Established Growth Fund - Class I (0.1%) (a)	243	12,577
		110,645
Domestic Balanced 10.5%
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I (0.8%) (a)	923	12,380
JNL/T. Rowe Price Capital Appreciation Fund - Class I (0.8%) (a)	3,042	52,654
		65,034
International Equity 8.4%
JNL Multi-Manager International Small Cap Fund - Class I (2.2%) (a)	597	6,345
JNL/Causeway International Value Select Fund - Class I (1.4%) (a)	1,408	21,999
JNL/WCM Focused International Equity Fund - Class I (1.4%) (a)	1,405	23,624
		51,968
Emerging Markets Fixed Income 4.5%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (4.3%) (a)	2,375	27,722
Global Fixed Income 4.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (2.2%) (a)	2,478	24,682
Alternative 3.7%
JNL Multi-Manager Alternative Fund - Class I (1.5%) (a)	1,724	18,532
JNL/Heitman U.S. Focused Real Estate Fund - Class I (2.3%) (a)	395	4,621
		23,153
Emerging Markets Equity 3.6%
JNL/GQG Emerging Markets Equity Fund - Class I (2.4%) (a)	1,448	15,708
JNL/Lazard Emerging Markets Fund - Class I (0.8%) (a)	599	6,368
		22,076

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 9

7

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares	Value ($)
Global Equity 2.3%
JNL/Harris Oakmark Global Equity Fund - Class I (1.6%) (a)	1,286	14,161
Total Investment Companies (cost $576,765)		618,013
Total Investments 100.0% (cost $576,765)		618,013
Other Assets and Liabilities, Net (0.0)%		(145)
Total Net Assets 100.0%		617,868

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2019 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/American Funds Global Growth Fund
INVESTMENT COMPANIES 100.0%
Global Equity 100.0%
American Funds Insurance Series - Global Growth Fund - Class 1 (a)	14,170	461,504
Total Investment Companies (cost $407,610)		461,504
Total Investments 100.0% (cost $407,610)		461,504
Other Assets and Liabilities, Net (0.0)%		(132)
Total Net Assets 100.0%		461,372

(a)  Investment in affiliate.

JNL/American Funds Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
American Funds Insurance Series - Growth Fund - Class 1	14,968	1,215,677
Total Investment Companies (cost $1,115,045)		1,215,677
Total Investments 100.0% (cost $1,115,045)		1,215,677
Other Assets and Liabilities, Net (0.0)%		(394)
Total Net Assets 100.0%		1,215,283

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 9

8

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2019

Abbreviations:

CAPE - Cyclically Adjusted Price Earnings
U.S. - United States

Long Term Investments in Affiliates

The Fund of Funds invested solely in shares of other affiliated Funds advised by Jackson National Asset Management, LLC. The following table details each Fund's long term investments in affiliates held during the year ended December 31, 2019.

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Conservative Allocation Fund
JNL Multi-Manager Alternative Fund - Class I	11,210	4,838	2,079	—	30	1,124	15,123	3.2
JNL Multi-Manager Mid Cap Fund - Class I	5,303	4,136	1,916	—	196	1,591	9,310	2.0
JNL Multi-Manager Small Cap Growth Fund - Class I	2,708	1,005	1,154	—	115	815	3,489	0.7
JNL Multi-Manager Small Cap Value Fund - Class I	2,648	2,361	1,110	—	(139)	895	4,655	1.0
JNL/Boston Partners Global Long Short Equity Fund - Class I	2,603	378	3,034	—	(202)	255	—	—
JNL/Causeway International Value Select Fund - Class I	9,589	4,381	4,448	852	(386)	1,366	10,502	2.3
JNL/Crescent High Income Fund - Class I	10,301	11,532	1,394	—	(23)	1,680	22,096	4.7
JNL/DoubleLine Core Fixed Income Fund - Class I	31,814	27,973	3,394	1,510	109	1,624	58,126	12.5
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	23,216	6,898	4,879	—	(77)	2,752	27,910	6.0
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	9,720	1,395	7,352	—	(416)	2,480	5,827	1.3
JNL/DoubleLine Total Return Fund - Class I	46,465	33,833	4,784	—	130	3,321	78,965	17.0
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	2,575	114	2,737	—	(126)	174	—	—
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I	12,202	2,735	16,972	—	876	1,159	—	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	23,981	11,481	10,048	2,254	(89)	(1,972)	23,353	5.0
JNL/GQG Emerging Markets Equity Fund - Class I	6,084	3,065	2,202	31	(115)	1,347	8,179	1.8
JNL/Heitman U.S. Focused Real Estate Fund - Class I	1,715	59	1,975	—	53	148	—	—
JNL/Morningstar Wide Moat Index Fund - Class I	12,333	11,607	6,854	82	640	3,193	20,919	4.5
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	4,369	1,298	6,242	63	(378)	953	—	—
JNL/PIMCO Income Fund - Class I	22,381	22,651	2,171	970	93	1,240	44,194	9.5
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	19,803	12,703	2,450	811	61	2,426	32,543	7.0
JNL/PIMCO Real Return Fund - Class I	3,438	8,283	3,047	—	166	460	9,300	2.0
JNL/PPM America Total Return Fund - Class I	26,650	15,114	3,154	—	118	3,115	41,843	9.0
JNL/Scout Unconstrained Bond Fund - Class I	17,232	6,372	24,733	—	545	584	—	—
JNL/T. Rowe Price Capital Appreciation Fund - Class I	27,168	13,294	8,323	—	819	5,422	38,380	8.3
JNL/WCM Focused International Equity Fund - Class I	10,583	2,676	5,329	439	170	2,367	10,467	2.2
	346,091	210,182	131,781	7,012	2,170	38,519	465,181	100.0
JNL Institutional Alt 100 Fund
JNL Multi-Manager Alternative Fund - Class I	48,042	14,172	12,022	—	317	4,365	54,874	26.0
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I	9,562	—	10,323	—	(643)	1,404	—	—
JNL/AQR Managed Futures Strategy Fund - Class I	12,237	4	12,211	—	(722)	692	—	—
JNL/BlackRock Global Long Short Credit Fund - Class I	4,921	449	5,062	443	(340)	32	—	—
JNL/Boston Partners Global Long Short Equity Fund - Class I	41,554	26	8,105	—	(527)	2,486	35,434	16.8
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	25,238	436	8,772	396	(10)	2,635	19,527	9.3
JNL/First State Global Infrastructure Fund - Class I	12,088	9,737	7,074	—	340	3,949	19,040	9.0
JNL/Heitman U.S. Focused Real Estate Fund - Class I	10,476	667	3,625	88	379	2,070	9,967	4.7
JNL/Invesco Global Real Estate Fund - Class I	4,820	—	5,296	—	136	340	—	—
JNL/JPMorgan Hedged Equity Fund - Class I	9,837	14,416	4,975	344	295	1,508	21,081	10.0
JNL/Neuberger Berman Commodity Strategy Fund - Class I	11,647	465	4,746	186	(436)	1,489	8,419	4.0
JNL/Neuberger Berman Currency Fund - Class I	11,126	29	4,949	—	(13)	104	6,297	3.0
JNL/Nicholas Convertible Arbitrage Fund - Class I	10,480	16	2,459	—	89	840	8,966	4.2
JNL/PPM America Long Short Credit Fund - Class I	7,337	369	7,672	366	(428)	394	—	—
JNL/Westchester Capital Event Driven Fund - Class I	24,744	6,841	7,121	—	418	2,573	27,455	13.0
	244,109	47,627	104,412	1,823	(1,145)	24,881	211,060	100.0
JNL Moderate Allocation Fund
JNL Multi-Manager Alternative Fund - Class I	17,339	4,275	4,630	—	34	1,514	18,532	3.0
JNL Multi-Manager International Small Cap Fund - Class I	6,088	734	2,130	31	(219)	1,872	6,345	1.0
JNL Multi-Manager Mid Cap Fund - Class I	14,603	8,952	2,131	—	248	4,795	26,467	4.3

See accompanying Notes to Financial Statements.

9

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2019

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Multi-Manager Small Cap Growth Fund - Class I	4,850	905	1,204	—	206	1,516	6,273	1.0
JNL Multi-Manager Small Cap Value Fund - Class I	6,030	2,660	972	—	(94)	1,750	9,374	1.5
JNL/Boston Partners Global Long Short Equity Fund - Class I	3,685	296	4,057	—	(275)	351	—	—
JNL/Causeway International Value Select Fund - Class I	21,957	5,360	7,398	1,781	(708)	2,788	21,999	3.6
JNL/Crescent High Income Fund - Class I	9,855	10,421	407	—	(8)	1,648	21,509	3.5
JNL/DoubleLine Core Fixed Income Fund - Class I	33,804	17,916	1,487	1,386	45	1,780	52,058	8.4
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	24,949	3,166	3,173	—	(81)	2,861	27,722	4.5
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	19,456	3,025	8,979	—	(17)	5,301	18,786	3.0
JNL/DoubleLine Total Return Fund - Class I	57,872	23,447	2,749	—	45	3,841	82,456	13.4
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I	17,157	1,949	10,166	—	506	2,934	12,380	2.0
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	26,053	8,801	8,047	2,346	(49)	(2,076)	24,682	4.0
JNL/GQG Emerging Markets Equity Fund - Class I	13,915	1,733	2,635	68	(76)	2,771	15,708	2.6
JNL/Harris Oakmark Global Equity Fund - Class I	9,745	4,236	1,848	859	(224)	2,252	14,161	2.3
JNL/Heitman U.S. Focused Real Estate Fund - Class I	2,427	1,903	448	39	34	705	4,621	0.8
JNL/Lazard Emerging Markets Fund - Class I	4,943	1,227	646	143	(58)	902	6,368	1.0
JNL/Morningstar Wide Moat Index Fund - Class I	19,496	16,893	5,632	141	507	5,904	37,168	6.0
JNL/Neuberger Berman Commodity Strategy Fund - Class I	2,434	21	2,588	—	(157)	290	—	—
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	8,665	1,139	10,934	112	(1,020)	2,150	—	—
JNL/PIMCO Income Fund - Class I	25,032	15,952	902	965	40	1,405	41,527	6.7
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	18,831	7,487	992	675	13	2,190	27,529	4.5
JNL/PIMCO Real Return Fund - Class I	5,001	8,332	415	—	10	843	13,771	2.2
JNL/PPM America Total Return Fund - Class I	30,074	8,548	2,332	—	85	3,347	39,722	6.4
JNL/Scout Unconstrained Bond Fund - Class I	15,112	3,893	19,961	—	431	525	—	—
JNL/T. Rowe Price Capital Appreciation Fund - Class I	40,650	4,907	2,816	—	315	9,598	52,654	8.5
JNL/T. Rowe Price Established Growth Fund - Class I	13,442	1,499	5,978	—	395	3,219	12,577	2.0
JNL/WCM Focused International Equity Fund - Class I	22,187	2,790	7,077	967	327	5,397	23,624	3.8
	495,652	172,467	122,734	9,513	255	72,373	618,013	100.0
JNL/American Funds Global Growth Fund
American Funds Insurance Series - Global Growth Fund - Class 1	225,324	169,518	8,461	23,301	(19)	75,142	461,504	100.0
	225,324	169,518	8,461	23,301	(19)	75,142	461,504	100.0

See accompanying Notes to Financial Statements.

10

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2019

	JNL Conservative Allocation Fund	JNL Institutional Alt 100 Fund	JNL Moderate Allocation Fund	JNL/American Funds Global Growth Fund(a)	JNL/American Funds Growth Fund(a)
Assets
Investments - unaffiliated, at value	$—	$—	$—	$—	$1,215,677
Investments - affiliated, at value	465,181	211,060	618,013	461,504	—
Receivable from:
Investment securities sold	—	38	—	—	—
Fund shares sold	1,115	41	448	466	1,232
Adviser	—	—	—	189	453
Total assets	466,296	211,139	618,461	462,159	1,217,362
Liabilities
Payable for:
Investment securities purchased	895	—	243	330	487
Fund shares redeemed	221	79	205	136	745
Advisory fees	51	27	63	246	646
Administrative fees	20	9	26	38	100
12b-1 fees (Class A)	30	14	40	30	79
Board of trustee fees	11	12	15	7	18
Chief compliance officer fees	—	—	—	—	1
Other expenses	—	—	1	—	3
Total liabilities	1,228	141	593	787	2,079
Net assets	$465,068	$210,998	$617,868	$461,372	$1,215,283
Net assets consist of:
Paid-in capital(b)	$442,235	$199,798	$576,620	$407,478	$1,114,651
Total distributable earnings (loss)(b)	22,833	11,200	41,248	53,894	100,632
Net assets	$465,068	$210,998	$617,868	$461,372	$1,215,283
Net assets - Class A	$461,856	$210,997	$611,892	$454,045	$1,195,026
Shares outstanding - Class A	35,782	18,921	42,293	26,021	42,971
Net asset value per share - Class A	$12.91	$11.15	$14.47	$17.45	$27.81
Net assets - Class I	$3,212	$1	$5,976	$7,327	$20,257
Shares outstanding - Class I	247	—	410	417	723
Net asset value per share - Class I	$12.99	$11.28	$14.56	$17.56	$28.02
Investments - unaffiliated, at cost	$—	$—	$—	$—	$1,115,045
Investments - affiliated, at cost	442,348	199,860	576,765	407,610	—

(a)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(b)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

11

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2019

	JNL Conservative Allocation Fund	JNL Institutional Alt 100 Fund	JNL Moderate Allocation Fund	JNL/American Funds Global Growth Fund(b)	JNL/American Funds Growth Fund(b)
Investment income
Dividends (a)	$6,037	$1,480	$6,821	$—	$—
Dividends received from master fund (a)	—	—	—	5,391	10,426
Total investment income	6,037	1,480	6,821	5,391	10,426

Expenses
Advisory fees	555	343	730	2,243	6,187
Administrative fees	205	114	279	338	917
12b-1 fees (Class A)	1,220	685	1,664	1,000	2,706
Legal fees	2	1	3	2	4
Board of trustee fees	9	4	13	9	25
Chief compliance officer fees	1	—	1	1	2
Other expenses	5	3	6	1	7
Total expenses	1,997	1,150	2,696	3,594	9,848
Expense waiver	(24)	—	(34)	(1,779)	(4,367)
Net expenses	1,973	1,150	2,662	1,815	5,481
Net investment income (loss)	4,064	330	4,159	3,576	4,945

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	—	—	—	—	(742)
Investments - affiliated	2,170	(1,145)	255	(19)	—
Distributions from unaffiliated
investment companies	—	—	—	—	93,415
Distributions from affiliated investment
companies	975	343	2,692	17,910	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	—	—	—	—	134,458
Investments - affiliated	38,519	24,881	72,373	75,142	—
Net realized and unrealized gain (loss)	41,664	24,079	75,320	93,033	227,131
Change in net assets from operations	$45,728	$24,409	$79,479	$96,609	$232,076
(a) Affiliated income	$6,037	$1,480	$6,821	$5,391	$—

(b)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

See accompanying Notes to Financial Statements.

12

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2019

	JNL Conservative Allocation Fund	JNL Institutional Alt 100 Fund	JNL Moderate Allocation Fund	JNL/American Funds Global Growth Fund(a)	JNL/American Funds Growth Fund(a)
Operations
Net investment income (loss)	$4,064	$330	$4,159	$3,576	$4,945
Net realized gain (loss)	3,145	(802)	2,947	17,891	92,673
Net change in unrealized appreciation
(depreciation)	38,519	24,881	72,373	75,142	134,458
Change in net assets from operations	45,728	24,409	79,479	96,609	232,076
Share transactions[1]
Proceeds from the sale of shares
Class A	207,636	9,514	160,373	210,938	624,256
Class I	4,038	—	3,858	4,197	11,582
Cost of shares redeemed
Class A	(136,854)	(66,964)	(120,341)	(74,481)	(216,073)
Class I	(1,490)	—	(1,035)	(1,160)	(4,700)
Change in net assets from
share transactions	73,330	(57,450)	42,855	139,494	415,065
Change in net assets	119,058	(33,041)	122,334	236,103	647,141
Net assets beginning of year	346,010	244,039	495,534	225,269	568,142
Net assets end of year	$465,068	$210,998	$617,868	$461,372	$1,215,283

[1]Share transactions
Shares sold
Class A	16,760	892	11,681	13,654	25,516
Class I	329	—	278	270	470
Shares redeemed
Class A	(11,070)	(6,294)	(8,800)	(4,827)	(8,727)
Class I	(119)	—	(77)	(74)	(189)
Change in shares
Class A	5,690	(5,402)	2,881	8,827	16,789
Class I	210	—	201	196	281
Purchases and sales of long term
investments
Purchase of securities	$210,182	$47,627	$172,467	$169,518	$543,635
Proceeds from sales of securities	$131,781	$104,412	$122,734	$8,461	$30,004

(a)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

See accompanying Notes to Financial Statements.

13

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL Conservative Allocation Fund	JNL Moderate Allocation Fund	JNL Institutional Alt 100 Fund	JNL/American Funds Global Growth Fund(a)	JNL/American Funds Growth Fund(a)
Operations
Net investment income (loss)	$4,298	$4,981	$890	$1,215	$1,190
Net realized gain (loss)	4,698	10,877	4,385	14,176	40,441
Net change in unrealized appreciation
(depreciation)	(19,167)	(41,678)	(21,194)	(39,555)	(64,138)
Change in net assets from operations	(10,171)	(25,820)	(15,919)	(24,164)	(22,507)
Distributions to shareholders
From distributable earnings
Class A	—	—	—	(4,792)	—
Class I	—	—	—	(70)	—
Total distributions to shareholders	—	—	—	(4,862)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	154,542	144,013	15,580	123,192	304,201
Class I	943	2,501	—	3,565	12,607
Proceeds in connection with acquisition
Class A	37,915	—	—	—	—
Class I	1	—	—	—	—
Reinvestment of distributions
Class A	—	—	—	4,792	—
Class I	—	—	—	70	—
Cost of shares redeemed
Class A	(94,161)	(105,517)	(89,802)	(46,261)	(97,931)
Class I	(510)	(310)	—	(553)	(2,678)
Change in net assets from
share transactions	98,730	40,687	(74,222)	84,805	216,199
Change in net assets	88,559	14,867	(90,141)	55,779	193,692
Net assets beginning of year	257,451	480,667	334,180	169,490	374,450
Net assets end of year	$346,010	$495,534	$244,039	$225,269	$568,142

[1]Share transactions
Shares sold
Class A	13,165	11,033	1,484	8,407	13,063
Class I	79	191	—	237	537
Shares issued in connection with acquisition
Class A	3,205	—	—	—	—
Reinvestment of distributions
Class A	—	—	—	358	—
Class I	—	—	—	5	—
Shares redeemed
Class A	(8,010)	(8,097)	(8,526)	(3,171)	(4,300)
Class I	(43)	(24)	—	(39)	(117)
Change in shares
Class A	8,360	2,936	(7,042)	5,594	8,763
Class I	36	167	—	203	420

(a)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

See accompanying Notes to Financial Statements.

14

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios(a)(b)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)

JNL Conservative Allocation Fund(g)
Class A
12/31/19		11.48	0.12	1.31	1.43	—	—	12.91	12.46	461,856	32		0.48	0.49	0.99
12/31/18		11.85	0.16	(0.53)	(0.37)	—	—	11.48	(3.12)	345,579	35		0.50	0.50	1.40
12/31/17		10.98	0.12	0.75	0.87	—	—	11.85	7.92	257,444	167	(h)	0.34	0.34	1.03
12/31/16		10.51	0.10	0.37	0.47	—	—	10.98	4.47	149,066	50		0.22	0.22	0.96
12/31/15		10.93	0.22	(0.40)	(0.18)	(0.12)	(0.12)	10.51	(1.70)	132,938	113		0.23	0.23	2.06

Class I
12/31/19		11.52	0.21	1.26	1.47	—	—	12.99	12.76	3,212	32		0.18	0.19	1.71
12/31/18		11.86	0.31	(0.65)	(0.34)	—	—	11.52	(2.87)	431	35		0.19	0.20	2.65
12/31/17	‡‡	11.69	(0.01)	0.18	0.17	—	—	11.86	1.45	7	167	(h)	0.20	0.20	(0.20)

JNL Institutional Alt 100 Fund(g)
Class A
12/31/19		10.03	0.02	1.10	1.12	—	—	11.15	11.17	210,997	21		0.50	0.50	0.14
12/31/18		10.65	0.03	(0.65)	(0.62)	—	—	10.03	(5.82)	244,039	26		0.50	0.50	0.31
12/31/17		10.14	0.12	0.39	0.51	—	—	10.65	5.03	334,179	121	(h)	0.31	0.31	1.17
12/31/16		10.13	0.15	(0.14)	0.01	—	—	10.14	0.10	390,396	15		0.22	0.22	1.44
12/31/15		10.60	0.29	(0.46)	(0.17)	(0.12)	(0.18)	10.13	(1.70)	470,542	61		0.23	0.23	2.73

Class I
12/31/19		10.09	0.05	1.14	1.19	—	—	11.28	11.79	1	21		0.20	0.20	0.46
12/31/18		10.67	0.09	(0.67)	(0.58)	—	—	10.09	(5.44)	—	26		—	—	0.89
12/31/17	‡‡	10.42	0.00	0.25	0.25	—	—	10.67	2.40	1	121	(h)	—	—	0.00

JNL Moderate Allocation Fund(g)
Class A
12/31/19		12.51	0.10	1.86	1.96	—	—	14.47	15.67	611,892	22		0.48	0.48	0.74
12/31/18		13.16	0.13	(0.78)	(0.65)	—	—	12.51	(4.94)	492,913	31		0.49	0.50	0.99
12/31/17		11.91	0.12	1.13	1.25	—	—	13.16	10.50	480,115	137	(h)	0.31	0.31	0.95
12/31/16		11.32	0.09	0.50	0.59	—	—	11.91	5.21	447,357	42		0.22	0.22	0.82
12/31/15		11.91	0.21	(0.36)	(0.15)	(0.18)	(0.26)	11.32	(1.33)	428,424	93		0.23	0.23	1.79

Class I
12/31/19		12.55	0.22	1.79	2.01	—	—	14.56	16.02	5,976	22		0.18	0.18	1.59
12/31/18		13.17	0.25	(0.87)	(0.62)	—	—	12.55	(4.71)	2,621	31		0.19	0.20	1.94
12/31/17	‡‡	12.88	(0.01)	0.30	0.29	—	—	13.17	2.25	552	137	(h)	0.25	0.25	(0.25)

JNL/American Funds Global Growth Fund(i)(j)
Class A
12/31/19		12.93	0.16	4.36	4.52	—	—	17.45	34.96	454,045	14		0.54	1.07	1.05
12/31/18		14.59	0.09	(1.44)	(1.35)	(0.04)	(0.27)	12.93	(9.31)	222,402	25		0.50	1.10	0.59
12/31/17		11.74	0.07	3.56	3.63	(0.09)	(0.69)	14.59	31.19	169,233	31		0.52	1.12	0.52
12/31/16		11.70	0.07	(0.03)	0.04	—	—	11.74	0.34	92,028	27		0.52	1.12	0.65
12/31/15		11.21	0.15	0.60	0.75	(0.04)	(0.22)	11.70	6.63	96,355	29		0.52	1.13	1.24

Class I
12/31/19		12.97	0.24	4.35	4.59	—	—	17.56	35.39	7,327	14		0.24	0.77	1.52
12/31/18		14.61	0.20	(1.51)	(1.31)	(0.06)	(0.27)	12.97	(9.03)	2,867	25		0.20	0.80	1.40
12/31/17	‡‡	13.93	0.30	0.38	0.68	—	—	14.61	4.88	257	31		0.25	0.85	7.78

JNL/American Funds Growth Fund(i)(j)
Class A
12/31/19		21.34	0.13	6.34	6.47	—	—	27.81	30.32	1,195,026	21		0.60	1.08	0.53
12/31/18		21.47	0.06	(0.19)	(0.13)	—	—	21.34	(0.61)	558,674	35		0.60	1.15	0.25
12/31/17		16.79	0.04	4.64	4.68	—	—	21.47	27.87	373,976	24		0.62	1.17	0.19
12/31/16		15.40	0.08	1.31	1.39	—	—	16.79	9.03	232,521	26		0.62	1.17	0.48
12/31/15		14.86	0.06	0.91	0.97	(0.07)	(0.36)	15.40	6.44	186,787	20		0.68	1.18	0.40

Class I
12/31/19		21.43	0.21	6.38	6.59	—	—	28.02	30.75	20,257	21		0.30	0.78	0.85
12/31/18		21.50	0.22	(0.29)	(0.07)	—	—	21.43	(0.33)	9,468	35		0.30	0.85	0.93
12/31/17	‡‡	20.09	0.35	1.06	1.41	—	—	21.50	7.02	474	24		0.35	0.90	6.17

See accompanying Notes to Financial Statements.

15

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

‡‡	Effective September 25, 2017, Class I shares were offered by the Fund.
(a)	Annualized for periods less than one year.
(b)

Ratios of net investment income and expenses to average net assets do not include the impact of each Master Fund’s and underlying funds' expenses. The ratios of net investment income(loss) and expenses to average net assets for both the Master and Feeder Fund are as follows:

	Ratios (annualized for periods less than one year)
	Net expense to average net assets (%)	Total expense to average net assets (%)	Net investment income (loss) to average net assets (%)
JNL/American Funds Global Growth Fund
Class A
12/31/19	1.10	1.63	0.49
12/31/18	1.05	1.65	0.04
12/31/17	1.07	1.67	(0.03)
12/31/16	1.08	1.68	0.09
12/31/15	1.07	1.68	0.69
Class I
12/31/19	0.80	1.33	0.96
12/31/18	0.75	1.35	0.85
12/31/17	0.80	1.40	7.23
JNL/American Funds Growth Fund
Class A
12/31/19	0.95	1.43	0.18
12/31/18	0.94	1.49	(0.09)
12/31/17	0.97	1.52	(0.16)
12/31/16	0.97	1.52	0.13
12/31/15	1.03	1.53	0.05
Class I
12/31/19	0.65	1.13	0.50
12/31/18	0.64	1.19	0.59
12/31/17	0.70	1.25	5.82
(c)	Calculated using the average shares method.
(d)

Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges and if it did performance would be lower.

(e)

Portfolio turnover is not annualized for periods of less than one year. Portfolio turnover for the Funds of Funds is based on the Funds of Funds' purchases and sales of the underlying funds. Portfolio turnover for the Master Feeder Funds reflects each Master Fund’s portfolio purchases and sales. Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

(f)

The expenses or expense waivers for certain Funds' Class I shares were $0.00 for one or more days during certain periods and this was a result of the net assets for the respective Class being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for certain Funds' Class I shares were $0.01 for one or more days during certain periods and this was a result of the net assets for the respective Class being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class I shares acquired during the period.

(g)

Prior to September 25, 2017, the Fund did not charge a 12b-1 fee. The shareholders investing in a Fund of Funds indirectly bore any 12b-1 fees incurred by the Class A shares or regular shares, as applicable of each underlying fund. Effective September 25, 2017, the Fund began to charge a Rule 12b-1 fee at a maximum annual rate of 0.30% of the average daily net assets of the Class A shares. At this time, the investment in each underlying fund was sold from Class A shares and purchased into Class I shares which do not charge a 12b-1 fee.

(h)

Portfolio turnover includes the purchase and sale in each underlying fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. Portfolio turnover not including the purchase and sale of each underlying fund was as follows: JNL Conservative Allocation Fund: 47%, JNL Institutional Alt 100 Fund: 25%, JNL Moderate Allocation Fund: 48%.

(i)

Prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee at the maximum annual rate up to 0.20% of the average daily net assets of Class A shares of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund.

(j)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

See accompanying Notes to Financial Statements.

16

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2019

NOTE 1. ORGANIZATION

Jackson Variable Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated September 7, 2011, as amended and restated April 27, 2015, and amended September 25, 2017. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust, and at December 31, 2019 consisted of twenty-two (22) separate funds. Information in these financial statements pertains to five (5) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust listed in the table below. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Shares of each Fund are sold to Jackson and its separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies and to other affiliated registered investment companies. The Funds and each Fund's Adviser are:

Fund:	Adviser:
JNL Conservative Allocation Fund, JNL Institutional Alt 100 Fund and JNL Moderate Allocation Fund. These Funds are collectively known as “Funds of Funds”.	JNAM
JNL/American Funds® Global Growth Fund and JNL/American Funds® Growth Fund. These Funds are collectively known as “Master Feeder Funds”.	JNAM (Adviser to each Master Feeder Fund) Capital Research and Management Company (Investment Adviser to each Master Fund)

Each Fund, except the Master Feeder Funds, operates under a “Fund of Funds” structure, investing all of its assets in other affiliated funds (each, an “underlying fund”, and collectively, the “underlying funds”), as applicable, advised by JNAM.

Each of the Master Feeder Funds operates as a “Feeder Fund” and seeks to achieve its respective investment objective by investing all of its assets in a separate mutual fund (“Master Fund”). Each Master Fund is a series of the American Funds Insurance Series®, a registered open-end management investment company that has the same investment objective as its corresponding Feeder Fund. Each Master Fund directly acquires securities and the Feeder Fund, by investing in the Master Fund, acquires an indirect interest in those securities. As of December 31, 2019, JNL/American Funds Global Growth Fund owned 6.80% of its corresponding Master Fund and JNL/American Funds Growth Fund owned 4.29% of its corresponding Master Fund. The Master Funds’ Schedules of Investments, Financial Statements and accounting policies are outlined in each Master Fund’s shareholder report, which accompanies this report. This report should be read in conjunction with the Master Funds’ shareholder reports. The Master Funds' shareholder reports are also available on the SEC’s website at www.sec.gov.

The Master Feeder Funds and Funds of Funds are diversified Funds for purposes of the 1940 Act.

Each Fund offers Class A shares and Class I shares. Class A shares and Class I shares differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. From time to time, a Fund may have significant subscription and redemption activity which, when executed at the net asset value (“NAV”) rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

Fund Changes. Effective January 1, 2019, JNL/American Funds Global Growth Fund changed its federal income tax status from a regulated investment company (“RIC”) to a partnership. As a result of this tax status change, the Fund’s income, gains, losses and credits are allocated directly to its partners and retains the same character for federal income tax purposes. In addition, the Fund is not able to realize any future benefit from any unused capital loss carryforward and other losses deferred as a RIC, if any. The investment objective, policy, restrictions, net asset value per share, service providers, fiscal years, and investment portfolios of the Fund have not changed in connection with this tax status change. Such a conversion did not impact the contract holders of the separate accounts which own the Fund. The conversion from a RIC to a partnership provides a number of potential benefits to shareholders, including accelerated receipt of foreign tax reclaims under certain conditions, a potential increase in securities lending income, elimination of the risk that the affected Fund will fail to qualify for treatment as a RIC under various tests imposed by the Internal Revenue Code, and a reduction in the risk of operational and administrative errors as the complexity of the Fund’s tax accounting and financial reporting is reduced. Jackson receives benefits under the federal income tax laws with respect to tax deductions and credits as it relates to the tax structure of the Funds insofar as Jackson is entitled to receive the deduction and credit for any dividends received or foreign tax payments generated by each of the Fund’s investment portfolios because the Funds advised by JNAM are owned directly by Jackson’s separate accounts. As the Funds’ investment adviser, JNAM acts as a fiduciary for the benefit of the Funds’ shareholders and in no way seeks to maximize the dividends received deduction or foreign tax credits if there is a potential that it may detrimentally impact a shareholder or contract owner. Any additional benefits related to enhanced dividends received deduction or foreign tax credits to Jackson are not directly shared with the adviser, sub-advisers, Funds, shareholders, or contract owners; however, JNAM is responsible for monitoring that any benefit that Jackson receives from the tax structure of the Funds does not result in a detriment or have a harmful impact to the Funds, shareholders, or contract owners.

17

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2019

The following mergers will be effective after the close of business on April 24, 2020, for the Funds indicated. The mergers are subject to approval by the acquired Fund’s shareholders.

Acquired Fund	Acquiring Fund
JNL Institutional Alt 100 Fund	JNL Multi-Manager Alternative Fund*
*The acquiring Fund is a series of JNL Series Trust and advised by JNAM.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation and Fair Value Measurement. Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees ("Board" or "Trustees") has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”), which consists of certain officers of the Trust and JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The NAV of a Fund's shares is generally determined once each day the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). The Funds of Funds’ investments in the underlying funds are valued at the daily NAV of the applicable underlying fund determined as of the close of the NYSE on each valuation date. Valuation of investments by the underlying funds is discussed in the shareholder report of the underlying funds. Each Feeder Fund’s investment in its corresponding Master Fund is valued at the daily NAV per share of the applicable Master Fund determined as of the close of the NYSE on each valuation date. Valuation of the investments by the Master Fund is discussed in each Master Fund’s shareholder report, which accompanies this report. The Master Fund’s shareholder reports are also available on the SEC's website at www.sec.gov.

FASB ASC Topic 820, “Fair Value Measurement” establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund's investments under FASB ASC Topic 820 guidance and are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for investments in mutual funds. Investments in the underlying funds and Master Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. The Level 1 valuation assets for the Funds can be referenced in the Schedules of Investments. There were no Level 2 or Level 3 investments in these Funds.

Distributions to Shareholders. No distributions of net investment income or realized capital gains are required for Funds that are treated as partnerships for federal income tax purposes, therefore, undistributed net investment income and accumulated net realized gain/loss are reclassed to paid-in-capital on a semi-annual basis. Capital gains distributions received from the Master Funds and the underlying funds are recorded as Net realized gain on Distributions from Affiliated or Unaffiliated investment companies, as applicable, in the Statements of Operations.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that Class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Expenses in Master Funds and Funds of Funds. Because each Feeder Fund invests all of its assets in its respective Master Fund, the Feeder Fund's shareholders bear the fees and expenses of each respective Master Fund in which the Feeder Fund invests. Such expenses are not included in the Statements of Operations, but are incurred indirectly in the calculation of the NAV of the respective Master Fund. As a result, the Feeder Funds’ actual expenses may be higher than those of other mutual funds that invest directly in securities. A similar situation exists for the Funds of Funds as it relates to the expenses associated with the investments in underlying funds.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

18

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2019

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. CERTAIN RISKS

Market and Volatility Risk. In the normal course of business, the Master Funds and underlying funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Master Funds and underlying funds may invest in derivatives to hedge the Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause the Master Fund’s and underlying fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Credit and Counterparty Risk. In the normal course of business, the Master Funds or underlying funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Similar to credit risk, a Master Fund or underlying fund may be exposed to the risk that an institution or other entity with which the Master Fund or underlying fund has unsettled or open transactions will default (“counterparty risk”). Financial assets, which potentially expose a Master Fund or underlying fund to credit risk, consist principally of investments and cash due from counterparties. The potential loss could exceed the value of the financial assets and liabilities recorded in the Master Fund’s or underlying fund’s financial statements. A Master Fund or underlying fund manages credit and counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. A Master Fund’s or underlying fund’s Adviser(s) and sub-advisers attempt to mitigate credit and counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund and underlying fund restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties with whom they undertake a significant volume of transactions. In the event of default, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The extent of a Master Fund’s or underlying fund’s exposure to credit and counterparty risks in respect to financial assets is incorporated within their carrying value as recorded in each Master Fund’s or underlying fund’s Statement of Assets and Liabilities. For certain derivative contracts held by a Master Fund or underlying fund, the potential loss could exceed the value of the financial assets recorded in their financial statements.

Underlying Fund Investment Risk. Each Fund’s prospectus includes a discussion of the principal investment risks of the Master Fund or underlying fund in which it invests. Additional risks associated with a Master Fund’s or underlying fund’s investments are described within the respective Master Fund’s or underlying fund’s annual shareholder report. The Master Funds’ shareholder reports are also available on the SEC’s website at www.sec.gov.

Feeder Funds and Funds of Funds Risks. The value of an investment in a Feeder Fund changes with the value of the corresponding Master Fund and its investments. The value of an investment in a Funds of Funds changes with the values of the corresponding underlying funds and their investments. The Master Fund’s and underlying fund’s shares may be purchased by other investment companies and shareholders. In some cases, the Master Fund or underlying fund may experience large subscriptions or redemptions due to allocation changes or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s sub-advisers and service providers could cause business failures or delays in daily processing and a Fund may not be able to issue a NAV per share. As a result, cyber-attacks could impact the performance of a Fund.

Terrorism, War, Natural Disaster and Epidemic Risk. Terrorism, war, military confrontations and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as wide spread disease and virus epidemics, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.

NOTE 4. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund.

JNAM also serves as the Administrator to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees ("Independent Trustees") and independent legal counsel to the Independent Trustees, and a portion of the costs associated with the Chief Compliance Officer.

19

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2019

The following schedules indicate the advisory fee and the administrative fee each Fund is obligated to pay JNAM.

	Advisory Fee (m-millions and b-billions)			Administrative Fee (b-billions)
	$0 to $500m %	$500m to $1b %	Over $1b %	$0 to $3b %	Over $3b %
JNL Conservative Allocation Fund[1]	0.13	0.08	0.08 – 0.07	0.05	0.045
JNL Institutional Alt 100 Fund	0.15	0.10	0.10 – 0.09	0.05	0.045
JNL Moderate Allocation Fund[1]	0.13	0.08	0.08 – 0.07	0.05	0.045
JNL/American Funds Global Growth Fund[2,3]	0.65	0.65	0.60 – 0.58	0.10	0.08
JNL/American Funds Growth Fund[2,4]	0.65	0.65	0.60 – 0.58	0.10	0.08

1 Prior to April 29, 2019, for advisory fees, the range from $0 - $500 million was 0.15%, the range from $500 million - $1 billion was 0.10% and over $1 billion was 0.10% - 0.09%.

2 Prior to April 29, 2019, for administrative fees, the range from $0 - $3 billion was .10% and over $3 billion was 0.09%.

3 Prior to April 29, 2019, for advisory fees, the range from $0 - $500 million was 0.70%, the range from $500 million - $1 billion was 0.70% and over $1 billion was 0.65% - 0.63%.

4 Prior to April 29, 2019, for advisory fees, the range from $0 - $500 million was 0.75%, the range from $500 million - $1 billion was 0.75% and over $1 billion was 0.70% - 0.68%.

Advisory Fee Waivers. Pursuant to a contractual and voluntary fee waiver agreement, JNAM agreed to waive a portion of its advisory fees for each of the following Funds. None of the waived advisory fees can be recaptured by JNAM. The amount of waived expenses for each Fund is recorded as Expense waiver in each Fund’s Statement of Operations.

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets %
JNL/American Funds Global Growth Fund[1]	0.50
JNL/American Funds Growth Fund[2]	0.45
[1] Prior to April 29, 2019, the contractual waiver was 0.60%. [2] Prior to April 29, 2019, the contractual waiver was 0.55%.

Effective April 29, 2019, the voluntary waiver agreement for JNL Conservative Allocation Fund and JNL Moderate Allocation Fund was discontinued. The waived portion of advisory fees for these Funds was converted to a reduction in advisory fees.

Distribution Fees. The Trust adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, Class A shares of the Funds pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of paying for certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s Class A shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. The Funds' Plan is structured as a compensation plan. Under a compensation plan, the distributor may receive 12b-1 fees in excess of the allowable distribution and related shareholder servicing expenses, but not exceeding the maximum 12b-1 fee, which may be applied to future periods when distribution and related shareholder servicing expenses are less than the maximum 12b-1 fee set by the Plan. Under the Plan, the maximum annual rate for Rule 12b-1 fees paid by Class A shares of the Funds is 0.30% of the average daily net assets of the Class A shares of each Fund. Each Fund pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees (Class A) in each Fund's Statement of Operations.

Other Service Providers. JPMorgan Chase Bank, N.A. ("JPM Chase") acts as custodian for the Funds.

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in Payable for Board of trustees fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in Board of trustees fees set forth in the Statements of Operations.

NOTE 5. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds, with the exception of the Master Feeder Funds, participate in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. Effective May 31, 2019, the Participating Funds may borrow up to $640,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. Prior to May 31, 2019, the amount available under the facility was $675,000,000. JNL/PPM America Floating Rate Income Fund, a Participating Fund managed by JNAM, has priority to utilize $150,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. These fees are allocated 22.2% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 77.8% to the other Participating Funds based on each Participating Fund’s net assets as a percentage of the Participating Funds’ total net assets. During the year, the Participating Funds paid an annual administration fee to JPM Chase, which is allocated in the same manner as the commitment fee. The fees related to the SCA are included in Other expenses in each Fund’s Statement of Operations. No amounts were borrowed by the Funds under the facility during the year.

20

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2019

Pursuant to an Exemptive Order issued by the SEC, the Funds, along with certain other funds advised by JNAM, may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for Interfund lending or Payable for Interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 6. INCOME TAX MATTERS

The Funds are treated as partnerships for federal income tax purposes. These Funds are generally not subject to federal income tax, and therefore, there is no provision for federal income taxes. Each Fund is a separate entity for federal income tax purposes.

The tax character of distributions paid by the Funds treated as RICs (in thousands) during the Fund's fiscal year ended December 31, 2018 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)
JNL/American Funds Global Growth Fund	689	4,173
* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2016, 2017, 2018 and 2019 which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2019.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes to financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees
Jackson Variable Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the Funds listed in the Appendix (the Funds), each a series within Jackson Variable Series Trust Master Feeder Funds and Funds of Funds, including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights, for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Emphasis of a Matter

As discussed in Note 1, Organization, the JNL Institutional Alt 100 Fund will be acquired by an affiliated fund in the investment company complex effective after the close of business on April 24, 2020 subject to approval by the acquired Funds’ shareholders.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with custodians, transfer agents and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more JNL investment companies since 2001.

Chicago, Illinois
February 21, 2020

22

Appendix I

List of Funds

JNL Conservative Allocation Fund
JNL Institutional Alt 100 Fund
JNL Moderate Allocation Fund
JNL/American Funds® Global Growth Fund
JNL/American Funds® Growth Fund

23

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Additional Disclosures (Unaudited)

December 31, 2019

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡^	Beginning Account Value 07/01/19($)	Ending Account Value 12/31/19($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/19($)	Ending Account Value 12/31/19($)	Expenses Paid During Period($)†
JNL Conservative Allocation Fund
Class A	0.49	1,000.00	1,030.30	2.51	1,000.00	1,022.74	2.50
Class I	0.19	1,000.00	1,031.80	0.97	1,000.00	1,024.25	0.97
JNL Institutional Alt 100 Fund
Class A	0.50	1,000.00	1,040.10	2.57	1,000.00	1,022.68	2.55
Class I	0.20	1,000.00	1,043.50	1.03	1,000.00	1,024.20	1.02
JNL Moderate Allocation Fund
Class A	0.48	1,000.00	1,041.80	2.47	1,000.00	1,022.79	2.45
Class I	0.18	1,000.00	1,043.00	0.93	1,000.00	1,024.30	0.92
JNL/American Funds Global Growth Fund
Class A	0.56	1,000.00	1,113.60	2.98	1,000.00	1,022.38	2.85
Class I	0.26	1,000.00	1,115.60	1.39	1,000.00	1,023.89	1.33
JNL/American Funds Growth Fund
Class A	0.60	1,000.00	1,119.10	3.20	1,000.00	1,022.18	3.06
Class I	0.30	1,000.00	1,121.20	1.60	1,000.00	1,023.69	1.53

^ The annualized expense ratios for the Funds of Funds do not include expenses of the Funds of Funds’ underlying funds. The annualized expense ratios for the Master Funds include the expenses of both the Master and Feeder Fund.

‡ The expenses or expense waivers for certain Funds' Class I shares were $0.00 for one or more days during the period and this was a result of the net assets for the respective Class being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for certain Funds' Class I shares were $0.01 for one or more days during the period and this was a result of the net assets for the respective Class being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets of Class I shares during the period.

† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q and N-PORT. The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-Q and N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available (1) without charge, upon request by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), (2) by writing the Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, (3) by visiting www.jackson.com, and (4) by visiting the SEC’s website at www.sec.gov.

24

Jackson Variable Series Trust Sub-Advised Funds

December 31, 2019

Jackson Variable Series Trust Sub-Advised Funds including: JNL iShares Tactical Growth Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL/DFA U.S. Small Cap Fund, JNL/DoubleLine® Total Return Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/FAMCO Flex Core Covered Call Fund, JNL/Lazard International Strategic Equity Fund, JNL/Mellon Equity Income Fund, JNL/Neuberger Berman Commodity Strategy Fund, JNL/Neuberger Berman Currency Fund, JNL/Nicholas Convertible Arbitrage Fund, JNL/PIMCO Investment Grade Credit Bond Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/The London Company Focused U.S. Equity Fund, JNL/VanEck International Gold Fund, JNL/WCM Focused International Equity Fund

Jackson Variable Series Trust Supplements to Prospectus

Jackson Variable Series Trust Sub-Advised Funds Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2019

Domestic Equity		Developed International Equity
S&P 500 Index	31.49%	MSCI All Country World ex-USA Index (Net)	21.51%
S&P MidCap 400 Index	26.20	MSCI EAFE Index (Net)	22.01
S&P Small Cap 600 Index	22.78
MSCI USA Index	31.64
MSCI USA Mid Cap Index	30.84	Emerging Markets
MSCI USA Small Cap Index	27.38	MSCI Emerging Markets Index (Net)	18.42%

Fixed Income		Alternative Assets
Bloomberg Barclays Global Aggregate Bond Index	6.84%	Bloomberg Commodity Index	7.69%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	MSCI US REIT Index	24.33
Bloomberg Barclays U.S. Corporate High Yield Bond Index	14.32
		Alternative Strategy
		Wilshire Liquid Alternative Index	6.65%

Domestic Equity: It was a terrific year for U.S. equity investors. After a tough end to 2018, stocks rallied hard to start and finish the year with only a few minor hiccups in between. The broad market S&P 500 Index finished 2019 up more than 30%, with most other major indices not far behind. The year began with the “Fed Pivot” that halted a move towards higher interest rates and a “normalized” rate environment, thereby soothing market concerns about slowing global economic growth. Mid-year worries about the impact of Brexit, a trade war with China, and fears of recession were swept aside by three interest rate cuts by the U.S. Federal Reserve (“Fed”), clearing the way for a strong finish to the year. The rally was led by growth stocks, especially large-growth stocks, as technology names climbed more than 50%. But by the end of the year the rally had become more broad-based. Traditionally defensive sectors of the market such as Real Estate and Utilities soared amid the mid-year swoon when economic fears were greatest. Even struggling Financials staged a late rebound buoyed by strong consumer sentiment boosted by continued low unemployment. Only Energy remained a persistent laggard, hampered by a glut of oil and natural gas supply on the market. Markets seem more tied to global events and the news cycle than ever before. Given this dynamic it is difficult for investors to know which way markets may go in the near term.

Fixed Income: Similar to U.S. equities, fixed income markets saw riskier bonds rewarded early and late in the year, with traditional safe havens prospering in between. Corporate credits and high-yield bonds got off to a strong start to the year only for global economic worries and recession fears to weigh on returns after the initial euphoria following the Fed Pivot. Concerns were magnified as massive foreign buying of US Treasuries caused yields to plummet mid-year leading to an inversion of the yield curve (where long-term rates are lower than short-term rates), which some view as a potential sign of an oncoming economic recession. However, the bond market eventually interpreted the conclusion of Fed rate cutting in the Fall as a sign that the economy was in solid shape, and the “risk on” rally resumed. This time, emerging market debt led the market surge into year end, with high-yield and corporate credits not far behind.

Developed International Equity: Although it’s difficult to describe returns that topped 20% as sluggish, foreign equities significantly lagged the U.S. for most of the year. Europe was dogged by poor economic data, centered on Germany, and lingering concerns about Brexit for much of the year. Widespread negative interest rates and the perception that the European Central Bank (ECB) might be out of ammunition in case the region entered recession plagued investor sentiment. The election of Boris Johnson in the UK and the bottoming of leading economic indicators, however, seemed to provide needed clarity to investors that helped drive developed markets to keep pace with the U.S. during the fourth quarter.

Emerging Markets: After struggling in 2018, emerging market equities seemed poised to shine in 2019. It didn’t happen. At least not for the first three quarters of the year. Expectations for a weakening US dollar to boost emerging economies never materialized as the dollar remained stable. Economic weakness in European end markets as well as slowing growth in China also served to dampen expectations and investor sentiment despite relatively attractive valuations. The political and economic clarity that lifted the gloom on developed foreign markets toward the end of the year also boosted emerging markets. Emerging market bonds and equities led the fourth quarter rally, with the latter posting double-digit gains in outpacing the rest of the world.

Alternatives: It was a mixed year for alternatives as real assets mostly soared along with U.S. equities while many alternative strategies struggled to keep pace with fixed income returns. The dispersion in assets was notable as equity-oriented real estate and global infrastructure plays far outgained the modest returns of commodities weighed down by energy woes and a still strong U.S. dollar. While some alternative strategies managed solid double-digit gains, especially in the Hedged Equity and Global Macro segments, others only managed to return single digits. Results from Currency and Managed Futures strategies were especially frustrating. Although the main purpose of alternatives is to serve as low-correlated diversifiers, after failing to meaningfully fulfill that role in 2018, investors may view 2019 as another disappointment.

JNL iShares Tactical Funds Jackson National Asset Management, LLC (Unaudited)

JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund and JNL iShares Tactical Growth Fund (collectively “JNL iShares Tactical Funds”) seek to achieve their investment objectives by investing in a diversified group of underlying exchange traded funds (“ETFs”). Each JNL iShares Tactical Fund’s asset allocation is determined by the Funds’ Adviser through a proprietary asset allocation model. The Funds’ Sub Adviser, Mellon Capital Management Corporation, executes transactions in the underlying ETFs to closely replicate the allocation determined by the Adviser.

All three Funds underperformed their benchmarks mainly due to U.S. equity sleeve performance and an early drag from modest cash positions. Within equities, a value core style bias plus exposure to lagging small- and mid-cap stocks served as headwinds amid a year in which large-cap growth stocks led the market. Additionally, relative to their benchmarks, the Funds favored international equities over U.S. equities which was also a headwind. Equity underperformance was offset by strong performance from the fixed income sleeves, boosted by emerging market debt exposure.

The most significant changes to the Funds involved reducing risk and increasing underlying quality throughout the year. In March, the iShares U.S. Financial Services ETF Fund was trimmed, and the iShares MSCI India ETF Fund was sold, while the iShares Edge MSCI USA Quality Factor ETF Fund was added in July and the iShares Edge MSCI International Quality Factor ETF Fund was purchased in December. Fixed income saw the iShares Floating Rate Bond ETF Fund sold to purchase the iShares 0-5 Year TIPS and iShares Ultra Short-Term Bond ETFs Funds. These changes sought to reduce credit risk and increase yield with minimal interest rate risk. In July, exposure to the iShares MBS ETF Fund was increased to add relatively better and stable income than Treasuries.

JNL iShares Tactical Growth Fund

Composition as of December 31, 2019:
Domestic Equity	37.9%
International Equity	13.0
Domestic Fixed Income	12.7
Global Equity	10.9
Emerging Markets Equity	10.0
Alternative	5.4
Emerging Markets Fixed Income	2.1
Securities Lending Collateral	7.0
Other Short Term Investments	1.0
Total Investments	100.0%

For the year ended December 31, 2019, JNL iShares Tactical Growth Fund underperformed its benchmark by posting a return of 21.65% for Class A shares compared to 22.84% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 23.00% for the 80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index. Effective June 24, 2019, the Morningstar Moderately Aggressive Target Risk Index became the Fund’s primary benchmark. The Fund underperformed its new primary benchmark, which posted a return of 22.95%.

The Fund’s investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 60% to 100% (with a target allocation of 80%) of its assets to underlying ETFs that invest primarily in equity securities and 0% to 40% (with a target allocation of 20%) of its assets to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL iShares Tactical Moderate Fund

Composition as of December 31, 2019:
Domestic Fixed Income	45.6%
Domestic Equity	22.4
International Equity	7.8
Emerging Markets Fixed Income	4.3
Emerging Markets Equity	4.1
Global Equity	3.9
Alternative	2.1
Securities Lending Collateral	8.9
Other Short Term Investments	0.9
Total Investments	100.0%

For the year ended December 31, 2019, JNL iShares Tactical Moderate Fund outperformed its benchmark by posting a return of 14.38% for Class A shares compared to 14.14% for the Dow Jones Moderately Conservative Index. The Fund underperformed its blended benchmark return of 15.83% for the 40% MSCI All Country World Index (Net), 60% Bloomberg Barclays U.S. Aggregate Bond Index. Effective June 24, 2019, the Morningstar Moderately Conservative Target Risk Index became the Fund’s primary benchmark. The Fund underperformed it’s new primary benchmark, which posted a return of 15.25%.

The Fund’s investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 20% to 60% (with a target allocation of 40%) of its assets to underlying ETFs that invest primarily in equity securities and 40% to 80% (with a target allocation of 60%) to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL iShares Tactical Moderate Growth Fund

Composition as of December 31, 2019:
Domestic Fixed Income	30.4%
Domestic Equity	28.7
International Equity	9.7
Global Equity	8.1
Emerging Markets Equity	7.0
Alternative	4.0
Emerging Markets Fixed Income	3.7
Securities Lending Collateral	7.5
Other Short Term Investments	0.9
Total Investments	100.0%

For the year ended December 31, 2019, JNL iShares Tactical Moderate Growth Fund underperformed its benchmark by posting a return of 18.06% for Class A shares compared to 18.60% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 19.41% for the 60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate Bond Index. Effective June 24, 2019, the Morningstar Moderate Target Risk Index became the Fund’s primary benchmark. The Fund underperformed its new primary benchmark, which posted a return of 19.03%.

The Fund’s investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 40% to 80% (with a target allocation of 60%) of its assets to underlying ETFs that invest primarily in equity securities and 20% to 60% (with a target allocation of 40%) to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL iShares Tactical Funds Jackson National Asset Management, LLC (Unaudited)

JNL iShares Tactical Growth Fund

¹Effective June 24, 2019, the Fund changed its primary benchmark from the Dow Jones Moderately Aggressive Index to the Morningstar Moderately Aggressive Target Risk Index to better align the Fund with its benchmark holdings.

††80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	21.65%	1 Year	22.02%
5 Year	7.44	5 Year	N/A
Since Inception	8.35	Since Inception	7.58
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL iShares Tactical Moderate Fund

¹Effective June 24, 2019, the Fund changed its primary benchmark from the Dow Jones Moderately Conservative Index to the Morningstar Moderately Conservative Target Risk Index to better align the Fund with its benchmark holdings.

††40% MSCI All Country World Index (Net), 60% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	14.38%	1 Year	14.74%
5 Year	5.02	5 Year	N/A
Since Inception	5.08	Since Inception	5.48
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL iShares Tactical Funds Jackson National Asset Management, LLC (Unaudited)

JNL iShares Tactical Moderate Growth Fund

¹Effective June 24, 2019, the Fund changed its primary benchmark from the Dow Jones Moderate Index to the Morningstar Moderate Target Risk Index to better align the Fund with its benchmark holdings.

††60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	18.06%	1 Year	18.45%
5 Year	6.31	5 Year	N/A
Since Inception	6.95	Since Inception	6.58
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/DFA U.S. Small Cap Fund Dimensional Fund Advisors LP (Unaudited)

JNL/DFA U.S. Small Cap Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	21.36%	1 Year	21.80%
5 Year	6.84	5 Year	N/A
Since Inception	10.42	Since Inception	5.37
‡Inception date September 10, 2012
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2019:
Financials	19.8%
Industrials	17.6
Consumer Discretionary	13.5
Information Technology	13.4
Health Care	11.5
Materials	5.7
Energy	5.1
Consumer Staples	3.6
Communication Services	3.4
Utilities	3.3
Real Estate	0.7
Rights	-
Securities Lending Collateral	2.2
Other Short Term Investments	0.2
Total Investments	100.0%

For the year ended December 31, 2019, JNL/DFA U.S. Small Cap Fund underperformed its primary benchmark by posting a return of 21.36% for Class A shares compared to 27.38% for the MSCI USA Small Cap Index (Gross).

The U.S. market had positive performance in 2019. The yearly return for the broad U.S. market, as measured by the MSCI USA IMI Index (Gross), was 31.1%. Small cap securities underperformed the broad market, returning 27.4%, as measured by the MSCI USA Small Cap Index (Gross).

The index includes securities with larger market capitalizations than the Fund. The Fund’s exclusion of those stocks was the primary driver of underperformance, as those stocks outperformed for the year. The Fund’s exclusion of stocks with the lowest profitability and highest relative price also detracted from relative performance, as those securities outperformed. At the sector level, the Fund's general exclusion of real estate investment trusts (“REITs”) contributed positively to relative performance, as REITs underperformed the overall index.

JNL/DoubleLine Total Return Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Total Return Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	5.62%	1 Year	5.91%
5 Year	3.03	5 Year	N/A
Since Inception	3.43	Since Inception	3.64
‡Inception date September 16, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2019:
U.S. Government Agency MBS	48.4%
Non-U.S. Government Agency ABS	43.0
Government Securities	4.3
Other Short Term Investments	4.3
Total Investments	100.0%

For the year ended December 31, 2019, JNL/DoubleLine Total Return Fund underperformed its primary benchmark by posting a return of 5.62% for Class A shares compared to 8.72% for the Bloomberg Barclays U.S. Aggregate Bond Index.

This underperformance was due to its shorter duration than the benchmark and lack of investment grade (“IG”) corporate credit exposure. The spread tightening achieved by the IG corporate bond market in 2019 largely exceeded the spread tightening seen in most securitized sectors. Despite this difference, every sector within the Fund generated positive total returns in 2019. The best performing sector was Agency residential mortgage-backed securities (“RMBS”), which benefited from its longer duration as rates fell. Non-Agency RMBS and Non-Agency commercial mortgage-backed securities were also strong performers as defaults remained low and investor demand remained high. Collateralized loan obligations and asset-backed securities also delivered positive total returns for the period but lagged most other sectors. Specifically, their shorter durations and amortizing cash flow profiles did not benefit from the rate rally as much as the non amortizing corporate bonds and U.S. Treasuries within the benchmark.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund Eaton Vance Management (Unaudited)

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	14.64%	1 Year	14.90%
5 Year	3.89	5 Year	N/A
Since Inception	2.85	Since Inception	3.74
‡Inception date April 29, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2019:
Long Investments
Government Securities	70.2%
Financials	3.5
Real Estate	1.9
Industrials	0.8
Communication Services	0.8
Consumer Staples	0.6
U.S. Government Agency MBS	0.5
Materials	0.4
Consumer Discretionary	0.2
Utilities	0.1
Energy	-
Health Care	-
Other Short Term Investments	21.0
Total Long Investments†	100.0%
Short Investments
Financials	100.0%
Total Short Investments†	100.0%

.

†Total Long Investments represent 92.1% of net assets and Total Short Investments represent (0.5%) of net assets.

For the year ended December 31, 2019, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund outperformed its primary benchmark by posting a return of 14.64% for Class A shares compared to 2.28% for the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index.

During the year, most regions contributed to Fund performance. Eastern Europe was the top contributor, followed by Middle East and Africa and Asia. Western Europe and the Dollar Bloc region added to performance as well, while Latin America was essentially flat. In Eastern Europe, currency and rates positioning contributed the most, while sovereign credit contributed a modest amount to results. Long local bond exposures in Ukraine and Serbia were top performers and long Ukrainian sovereign credit also helped performance. The Middle East and Africa region generated positive returns overall due to long currency positioning in Egypt. In Asia, currency and rates positioning drove performance, which was led by long local bond exposures in Sri Lanka and Indonesia. Long Chinese equities were also a notable contributor in the region. Western Europe provided positive performance, which was mainly driven by long local bond positioning in Iceland as well as long exposure to Icelandic equities. Performance in the Dollar Bloc region was aided by rates positioning in New Zealand. In Latin America, positive contributions from long sovereign credit in Barbados and El Salvador as well as long rates exposures in Mexico, were offset by losses from long positions in Argentine sovereign credit and the Brazilian Real as well as from short positions in Colombian and Mexican sovereign credit.

The Fund typically employs significant use of derivative instruments both to gain exposure to as well as hedge against certain investment risks (fluctuations in securities prices, interest rates or currency exchange rates) and manage the Fund’s duration. The Fund primarily uses forward foreign currency contracts, interest rate swaps, credit default swaps and futures contracts. It may also invest in cross-currency swaps, non-deliverable bond forward contracts, total return swaps and options, among other derivatives instruments.

JNL/FAMCO Flex Core Covered Call Fund Ziegler Capital Management, LLC (Unaudited)

JNL/FAMCO Flex Core Covered Call Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	21.62%	1 Year	21.97%
5 Year	4.97	5 Year	N/A
Since Inception	6.19	Since Inception	6.27
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2019:
Information Technology	26.4%
Industrials	15.4
Financials	13.3
Health Care	11.2
Consumer Staples	10.6
Consumer Discretionary	8.4
Energy	6.0
Materials	4.9
Communication Services	2.9
Other Short Term Investments	0.9
Total Investments	100.0%

For the year ended December 31, 2019, JNL/FAMCO Flex Core Covered Call Fund outperformed its primary benchmark by posting a return of 21.62% for Class A shares compared to 15.68% for the CBOE S&P 500 BuyWrite Index.

Both the stocks and the options in the Fund outperformed the benchmark during the year.

Due to the heightened levels of implied volatility at the end of 2018, the Fund began 2019 with the most attractive call options since inception of the Fund. Due to the tailwind from the attractive call options, the Fund returned 14.72% during the first half of 2019, outperforming the benchmark by 446 basis points (“bps”) as both the stocks and the options in the Fund outperformed.

Over the course of the year, the call options in the Fund outperformed the call options in the benchmark by 651 bps. The Fund’s call options outperformed for three main reasons: the actively selected, single stock call options of the Fund tend to provide higher call premiums than the passively selected index options of the benchmark, the Fund’s call options were actively rolled higher in strike price as the market rallied throughout the year, allowing the Fund more upside participation, compared to the benchmark’s at the money call options which can limit upside participation, and the high implied volatility at the end of 2018 allowed the Fund’s managers to “lock in” high call premiums on longer term options, which gradually decayed during the first half, while the benchmark does not have that opportunity because it is limited to short term, 1 month options.

Calendar year 2019 can be characterized as a stock pickers market, which enabled the Fund’s actively managed stock portfolio to outperform by 67 bps during the year. In the Fund’s stock portfolio, both sector allocation and stock selection were positive during the year. An underweight to the underperforming sectors of health care and energy made a positive contribution. An overweight to the top performing sector of information technology (“IT”) also made a positive contribution, while an overweight in materials detracted from returns. Stock selection made a positive contribution in industrials and health care, but detracted from returns in materials and IT. The Fund’s stock portfolio ended the year with a forward price to earnings (“PE”) ratio of 16.2 versus a forward PE ratio of 18.3 for the benchmark. We continue to believe reasonably priced large cap stocks offer the best risk to reward potential going forward, especially when combined with call premiums that can help stabilize returns and provide downside protection.

JNL/Lazard International Strategic Equity Fund Lazard Asset Management LLC (Unaudited)

JNL/Lazard International Strategic Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	21.92%	1 Year	22.24%
5 Year	6.83	5 Year	N/A
Since Inception	7.21	Since Inception	7.50
‡Inception date April 29, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2019:
Financials	20.3%
Industrials	16.2
Information Technology	13.6
Health Care	10.4
Consumer Staples	10.1
Consumer Discretionary	6.5
Communication Services	5.5
Materials	3.5
Energy	3.4
Utilities	3.1
Real Estate	1.6
Other Short Term Investments	4.9
Securities Lending Collateral	0.9
Total Investments	100.0%

For the year ended December 31, 2019, JNL/Lazard International Strategic Equity Fund underperformed its primary benchmark by posting a return of 21.92% for Class A shares compared to 22.01% for the MSCI EAFE Index (Net).

International equities saw a very strong 2019, rebounding from the plunge in the fourth quarter of 2018. The key driver of both the weakness in 2018, and recovery in 2019, was U.S. monetary policy. Having tightened into the end of 2018, and seen the rapid negative response of both financial markets and economic data, the Federal Reserve executed a dramatic about turn and spent 2019 first pausing then cutting rates. From September, the previous balance sheet shrinkage effectively turned into a new quantitative easing program. In Europe, yields hit new negative lows in August with Germany at one stage able to borrow money for 30 years at negative rates. Meanwhile, the global economy was slowing, mostly on the back of weakness in China and in areas related to global trade. China is trying to gradually delever, but more significantly has entered what may be a long term cold war with the U.S., played out in tariffs and market access. During the year, we first saw trade talks break down in May, followed by the announcement of new tariffs, before a deal of sorts in the fourth quarter with some limited tariff roll back.

In this environment, performance was quite broad based, though with some bias towards more cyclical sectors such as industrials and luxury, and against more defensive sectors such as communication services and consumer staples. Health care was strong on the back of declining political risk, while the weak oil price and weak macro did hold back energy and auto stocks. Low yields hurt many banking stocks. The standout performer was semiconductors, which bounced on a combination of general market cyclical optimism, and specific signs the semiconductor market was turning with hopes now high for 5G technology.

The Fund’s outperformance in 2019 was driven by stock selection. In consumer staples, consistent delivery from Carlsberg A/S and within media from Informa Switzerland Limited rewarded investors, while tech services leader Accenture Public Limited Company had another very good year. In financials, stocks of some of the more obscure names such as National Bank of Canada, Israel Discount Bank Limited and insurance broker Aon PLC all did well, while Banca Mediolanum SpA and Julius Bar Gruppe AG were helped by strong markets. This offset weakness in European holdings ABN AMRO Bank N.V. and Sampo Oyj, and disappointing results from consumer credit company Aeon Financial Service Co., Ltd of Japan. In industrials, Rentokil Initial PLC completed its transformation to a pure pest control company. Toromont Industries Ltd. and Techtronic Industries Company Limited continued to report strong results. This offset weakness in power tools company Makita Corporation, which mis stepped in the U.S. and saw pressure on margins, and in distributor Bunzl Public Limited Company, hurt by slowing organic growth.

On the negative side, the surprisingly weak Indian economy has delayed a recovery in auto sales for Suzuki Motor Corporation, while in Japanese real estate there are signs the cycle may have turned for Daiwa House REIT Investment Corporation. Spanish utility Red Electrica Corporacion, S.A. made a surprising satellite diversification, while in health care, optical specialist Alcon AG pushed out its margin targets.

The portfolio does not currently hold any derivative instruments.

Stock selection in industrials, materials, consumer staples, financials and communications services helped, while Stock selection in utilities, health care and consumer discretionary hurt the Fund this year.

The performance and valuation discrepancy between growth and value stocks remains wide, and some short term economic momentum is likely, driven largely by the lagged effect of low rates and some geopolitical relief. The strategy has gradually been shifting towards more value oriented names, reflecting the shifting opportunity set. However, for this to be sustained through 2020, a longer lasting pickup in economic activity is likely to be required. Either a material pickup in government spending, or a genuinely far reaching U.S. China trade deal which includes some tariff reductions, are likely to be necessary for this to happen. Meanwhile the market, after a very strong 2019, would be vulnerable to any signs that monetary policy is set to reverse again.

Overall the Fund’s managers remain confident that, by continuing to focus on stock selection, and seeking to find stocks with sustainably high or improving returns trading at attractive valuations, the strong long term track record of the strategy has the potential to continue.

JNL/Mellon Equity Income Fund Mellon Investments Corporation (Unaudited)

JNL/Mellon Equity Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	28.62%	1 Year	28.96%
5 Year	9.40	5 Year	N/A
Since Inception	12.76	Since Inception	11.20
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2019:
Financials	32.7%
Health Care	10.9
Materials	10.5
Energy	10.3
Information Technology	9.0
Industrials	8.1
Utilities	4.8
Communication Services	4.5
Consumer Staples	4.2
Consumer Discretionary	3.3
Real Estate	0.7
Other Short Term Investments	1.0
Total Investments	100.0%

For the year ended December 31, 2019, JNL/Mellon Equity Income Fund underperformed its benchmark by posting a return of 28.62% for Class A shares compared to 31.95% for the S&P 500 Value Index. Effective October 14, 2019, the MSCI USA Value Index (Net) became the Fund’s primary benchmark. The Fund outperformed its new primary benchmark, which posted a return of 24.61%.

Equity markets performed positively overall during 2019 and aligned with strong employment numbers, global trade progress and favorable corporate fundamentals. All sectors contributed positively to relative returns with financials, consumer discretionary and real estate the Fund top performers.

Financials led sector contributors by a wide margin due to stock selection among capital markets as well as an overweight to the banks segment. Tactical selections among multiline retail companies in consumer discretionary and equity real estate investment trusts in real estate also fueled positive relative performance.

Financials continues to be our largest absolute sector position due to attractive valuations and exposure to an improving economy. We maintain our overweight to materials, where we are excited about aggregate companies in the construction materials segment as well as chemical companies. We are also overweight energy, where our holdings are diversified across refiners and energy equipment and services names and we emphasize opportunities in high-quality exploration and production with solid balance sheets and low cost assets. We remain slightly overweight information technology where we prefer the semi-conductor segment. Our largest underweight is the Consumer Staples sector, though we continue to believe that select food products companies are attractive, and several beverages stocks offer company specific business improvement catalysts. Consumer discretionary is another underweight but we have identified attractively valued companies in the autos, household durables, multiline retail and textiles apparel & luxury goods industries that we believe have company specific catalysts for business improvement. We remain underweight in utilities but continue to increase exposure. We also remain underweight industrials and health care.

JNL/Neuberger Berman Commodity Strategy Fund Neuberger Berman Investment Advisers LLC (Unaudited)

JNL/Neuberger Berman Commodity Strategy Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	12.09%	1 Year	12.48%
5 Year	-2.21	5 Year	N/A
Since Inception	-6.27	Since Inception	2.72
‡Inception date April 28, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2019:
Financials	35.6%
Non-U.S. Government Agency ABS	14.1
Communication Services	7.1
Health Care	6.9
Energy	6.6
Utilities	3.0
Consumer Staples	2.6
Industrials	2.1
Information Technology	1.6
Consumer Discretionary	0.9
Other Short Term Investments	19.5
Total Investments	100.0%

For the year ended December 31, 2019, JNL/Neuberger Berman Commodity Strategy Fund outperformed its primary benchmark by posting a return of 12.09% for Class A shares compared to 7.69% for the Bloomberg Commodity Index.

In the fourth quarter of 2019, encouraging economic conditions and the announcement of a U.S. China ‘phase one’ trade deal dialed up the market and sent risk assets soaring. Commodities finished the year with a bang as the Bloomberg Commodity Index (“Index”) appreciated 4.42% during the fourth quarter, propelling its year to date return to 7.69%.

Most of the Fund’s sectors were positive on the year, with the main drivers of performance being energy, precious metals and industrial metals. Unleaded gas, Brent Crude Oil and West Texas intermediate crude oil were the best performers on an absolute basis year to date as energy rallied in December.

Relative to the Index, the main contributors to the Fund’s outperformance for 2019 were overweights in both energy and precious metals. Specifically, the Fund’s underweight to natural gas, a historically volatile commodity, and an out of benchmark position in platinum propelled the Fund ahead of its benchmark.

Looking ahead into the new decade, we believe commodity fundamentals are sound and the ‘phase one’ trade agreement between the U.S. and China improved investor sentiment surrounding global growth. We also anticipate this agreement to spur increases in export demand for U.S. agriculture as well as stall additional depreciation of the Chinese Yuan, both of which would be beneficial to commodities prices.

We remain firm in our belief that both the U.S. and China are incentivized to meet at a middle ground on trade issues. In terms of the macroeconomic landscape and potential end of the business cycle, we anticipate most global economies being able to achieve soft landings supported by accommodating policy. However, nothing in investing is given and many uncertainties remain. In our view, the best way to address these uncertainties is with diversification and an allocation to commodities provides such a solution. A diversified Fund that includes commodities has the potential to benefit from the low correlation to traditional asset classes, tail risk hedging characteristics and inflation protection. Given these innate qualities, we believe an investment in commodities will provide exposure to global growth while helping investors navigate uncertain and challenging investment environments.

The Fund gains exposure to commodities through futures contracts. Given the structure of the Fund and its means of achieving exposures, the primary source of return for the Fund can be attributed to derivatives (i.e. commodity futures contracts).

JNL/Neuberger Berman Currency Fund Neuberger Berman Investment Advisers LLC (Unaudited)

JNL/Neuberger Berman Currency Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	0.10%	1 Year	0.41%
5 Year	0.86	5 Year	N/A
Since Inception	0.92	Since Inception	1.08
‡Inception date September 10, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2019:
Government Securities	28.0%
Other Short Term Investments††	72.0
Total Investments	100.0%

††The Fund gains exposure to currencies by investing in forward foreign currency contracts. Please refer to the Schedule of Investments for the Fund's investments in forward foreign currency contracts.

For the year ended December 31, 2019, JNL/Neuberger Berman Currency Fund underperformed its primary benchmark by posting a return of 0.10% for Class A shares compared to 2.28% for the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index.

Over the course of 2019 the best performing major currencies were the Canadian Dollar and the British Pound. The worst performing major currencies were the Swedish Krona and Euro. The Fund, implemented through non deliverable foreign exchange forwards, generated a small negative return for the year against the benchmark. Underweights in the Euro and Swiss Franc were the best performing positions whilst overweights in the Norwegian Krone and Swedish Krona were detractors of performance.

The year saw central banks turn dovish leading yields lower globally and the money supply higher. Both economic growth and inflation remained low and stable. This combination led to strong performance across the major asset classes and a continued fall in implied volatility. Such an environment meant many of the major currencies traded in extremely narrow ranges with U.S. Dollar and Japanese Yen the narrowest since the 1970s, Euro and U.S. Dollar the narrowest ever at 6.4% when the previous narrowest was 11.9%, Australian Dollar and U.S. Dollar the narrowest since 1991 and U.S. Dollar and Canadian Dollar since 1996. The tight trading ranges and lack of volatility meant a difficult trading environment.

Whilst measures of implied volatility were suppressed by the macro setting, there was a lot of geopolitical risk with Brexit, U.S. and China trade negotiations and episodes of civil unrest in Hong Kong and Chile amongst other countries. This combination led to low natural volatility but high headline risk.

The year ended with a consensus building that monetary policy had run its course and fiscal policy support was needed in the form of infrastructure spending and pro growth policy to move the global economy out of the low growth low inflation dynamic it has been trapped in since 2008.

The Fund’s positioning in the Norwegian Krone was predicated on cheap valuation amid improving domestic fundamentals. Despite the central bank hiking their policy rate to provide one of the highest yields in the Group of Ten currencies the Norwegian Krone was adversely affected by continued weakness in the Eurozone and U.S. and China trade negotiations. The Swedish Krona was also negatively affected by geopolitical concerns while the attractive valuation did not boost inflation or attract capital flows until the last few months of the year. The Euro and the Swiss Franc underweights were based on deteriorating fundamentals in both economies. In the Eurozone, continued weakness in economic activity and significant supply side issues led to renewed dovishness and easing actions by the European Central Bank. In Switzerland, where the currency is overvalued, the central bank did not take further action despite a disinflationary environment. However, the negative carry, largest among the developed market currencies, helps cushion underweights.

Looking ahead, across the major currencies, yield differentials and forward looking estimates of volatility remain low compared to history. This environment has led to narrow trading ranges and consequently few opportunities. However, that being said some valuations remain stretched notably the Norwegian Krone, Japanese Yen and Swiss Franc and should the macroeconomic backdrop change we would expect some of the valuation imbalances to adjust towards fair value. The increasing consensus building around the need for fiscal policy to take a greater role in stimulating global demand, and therefore for monetary policy’s role to diminish, would be one possible catalyst for such a change. Either way, while interest rates were the balancing factors in 2019, we believe that exchange rates could face a more prominent role in 2020 as central banks maintain their easy policies, but economic trajectories vary across regions. The Fund finished the year with the largest positions being overweights in the Japanese Yen, Norwegian Krone and Brazilian Real and underweights in the Swiss Franc and New Zealand Dollar.

JNL/Nicholas Convertible Arbitrage Fund Nicholas Investment Partners, L.P. (Unaudited)

JNL/Nicholas Convertible Arbitrage Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	9.64%	1 Year	9.87%
5 Year	3.02	5 Year	N/A
Since Inception	2.52	Since Inception	4.86
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2019:
Long Investments
Information Technology	30.8%
Health Care	17.8
Communication Services	16.0
Financials	8.3
Industrials	6.4
Consumer Discretionary	6.1
Energy	3.6
Real Estate	3.0
Materials	1.3
Consumer Staples	1.0
Other Short Term Investments	5.7
Total Long Investments†	100.0%
Short Investments
Information Technology	38.0%
Health Care	19.9
Communication Services	19.6
Consumer Discretionary	5.3
Industrials	4.9
Real Estate	4.8
Financials	2.2
Energy	2.1
Materials	1.9
Consumer Staples	1.3
Total Short Investments†	100.0%

.

†Total Long Investments represent 106.5% of net assets and Total Short Investments represent (38.5%) of net assets.

For the year ended December 31, 2019, JNL/Nicholas Convertible Arbitrage Fund outperformed its primary benchmark by posting a return of 9.64% for Class A shares compared to 2.28% for the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index.

Stocks and bonds ended on a high note in 2019. A “risk on” rally in the first quarter was followed by bouts of volatility amid U.S. and China trade war escalation and a possible disorderly Brexit which drove recessionary fears higher. By year end, resolutions were in view, central banks signaled an accommodative policy stance and consumer trends showed resilience. In combination, investor sentiment improved leading to a strong rally in risk assets in the fourth quarter. Subsequently, equities outpaced bonds and convertibles delivered solid gains.

On a net basis, the Fund’s information technology (“IT”) and health care positions were the most additive for the year while utilities and materials lagged. At a security level, the Fund’s top contributors included The Medicines Company, Meritor, Inc. and Exact Sciences Corporation. Negative outliers included positions in Market Vectors Semiconductor and iShares Russel 2000 ETFs, as well as Workiva Inc.

The Fund’s delta adjusted net exposure ended at 14.4%, higher from the prior year. In 2019, the Fund’s exposure to convertibles with a more balanced profile increased while exposure to companies with extended valuations and highly leveraged balance sheets reduced. The Fund is focused on companies in inefficient and niche market segments that we believe can drive differentiated organic growth that is above and beyond the end markets that they serve. We are also in the camp that growth and early cyclicals are particularly poised to do well in 2020. At year end, the Fund’s largest net exposures were in IT, health care and communication services.

As key headwinds of 2019 abate, we believe this leads to a slow grind higher in the business cycle and equity markets. We expect the credit cycle to remain calm in 2020 as credit spreads are generally below historical averages. Earnings and revenue growth recovery in 2020 is also a likely scenario on easier comps and improvements in the economic outlook. Coupled with lower interest rates for longer, multiple expansion is conceivable.

The worst may be behind us; however, we remain mindful of potential risks that could derail progress, including rising U.S. and Iran tensions, inflation, strain on corporate margins due to wage pressures, burgeoning government balance sheet deficits, the U.S. election cycle and valuations. Selectivity and active management will be important.

JNL/PIMCO Investment Grade Credit Bond Fund Pacific Investment Management Company LLC (Unaudited)

JNL/PIMCO Investment Grade Credit Bond Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	14.47%	1 Year	14.75%
5 Year	4.68	5 Year	N/A
Since Inception	4.52	Since Inception	5.47
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2019:
Financials	26.1%
Government Securities	19.9
U.S. Government Agency MBS	7.3
Real Estate	4.7
Communication Services	4.5
Energy	4.3
Industrials	3.9
Consumer Discretionary	3.0
Health Care	2.9
Information Technology	2.7
Non-U.S. Government Agency ABS	2.7
Utilities	2.6
Consumer Staples	1.1
Materials	0.7
Other Short Term Investments	13.2
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2019, JNL/PIMCO Investment Grade Credit Bond Fund outperformed its primary benchmark by posting a return of 14.47% for Class A shares compared to 13.8% for the Bloomberg Barclays U.S. Credit Bond Index.

The beginning of 2019 was characterized by decelerating growth momentum which culminated in the Federal Reserve (“Fed”) lowering its outlook for rate hikes in 2019 to zero, and signaling an end to its balance sheet unwind. Against this backdrop of slowing global growth, the second quarter saw softening sentiment measures highlighting growing uncertainties about the economic outlook. Softening growth momentum and global uncertainty continued through the third quarter driving central banks, the Fed and European central bank in particular, to take further accommodative actions. Finally, in the fourth quarter, renewed optimism surrounding the U.S. and China “phase one” trade deal provided a boost to risk appetites. Despite global economic data remaining largely mixed, trade discussions continued to support risk sentiment through year end and capped a year of strong risk asset returns – U.S. equities closed at new highs, credit spreads tightened, and the U.S. Dollar weakened.

An overweight to banking and financials added to performance as spreads tightened over the year. These gains more than offset losses from underweight positions in energy and information technology. An overweight to building materials further contributed to performance, as well as exposure to emerging market debt was positive for returns. U.S. interest rate strategies, in addition to short exposure to UK duration, detracted from performance.

Derivatives used in the Fund were instrumental to targeted gains from attaining exposures to anticipated market developments. The Fund’s U.S. interest rates, which was negative for returns, was partly facilitated through the use of interest rate swaps, options, and futures. Additionally, the Fund’s short exposure UK rates was also implemented partially via interest rate swaps, options, and futures. The Fund’s overall corporate exposure, which was positive for performance, was partially obtained via the use of credit default swaps.

JNL/T. Rowe Price Capital Appreciation Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Capital Appreciation Fund

††60% S&P 500 Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns*
Class A‡		Class I†
1 Year	24.06%	1 Year	24.44%
5 Year	10.02	5 Year	N/A
Since Inception	10.72	Since Inception	12.05
‡Inception date September 16, 2013
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2019:
Information Technology	18.2%
Health Care	17.7
Industrials	9.6
Financials	9.3
Communication Services	8.2
Utilities	8.0
Consumer Discretionary	7.2
Consumer Staples	2.0
Real Estate	0.9
Materials	0.4
Energy	0.4
Non-U.S. Government Agency ABS	0.2
Investment Companies	-
Other Short Term Investments	17.7
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2019, JNL/T. Rowe Price Capital Appreciation Fund underperformed its primary benchmark by posting a return of 24.06% for Class A shares compared to 31.49% for the S&P 500 Index. The Fund outperformed its blended benchmark return of 22.18% for the 60% S&P 500 Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s equity holdings outperformed the S&P 500 Index. The Fund’s fixed income holdings posted strong positive absolute returns and outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Among equity sectors, financials contributed to relative results due to stock selection (S&P Global Inc., Marsh and McLennan Companies (“Marsh and McLennan”)). Information technology (“IT”) detracted from relative performance due to stock selection (Maxim Integrated Products, Fidelity National Information Services, Inc. (“FIS”)), though our favorable overweight to the strong performing sector largely offset this negative impact.

The five largest purchases during the year were General Electric Company, Alcon, Visa Inc., Global Payments Inc. and Hilton Worldwide Holdings Inc.

The five largest sales during the year were FIS, TE Connectivity Ltd., Texas Instruments Inc., PNC Financial Services Group Inc. and Marsh and McLennan.

The Fund’s equity weight decreased over the year. The Fund’s largest increase in sector weighting relative to the benchmark was in industrials and business services, while our most significant decrease in relative weighting was in financials. Our overall fixed income weight decreased. Our bank debt positions increased, while our exposure to treasuries, government-related bonds, corporate debt and high yield debt decreased.

Risk assets persevered to deliver a strong rally from the marked downturn at the end of 2018, seeming to shrug off the myriad risks that headlined 2019, from Brexit concerns and U.S. China trade tensions to sluggish global growth and disappointing manufacturing data. While current valuations suggest markets expect headwinds to recede and growth to accelerate, modest earnings growth expectations, upcoming U.S. election uncertainty and the muted impact from accommodative monetary policy have created a scenario where we believe risk is skewed to the downside. With valuations stretched across asset classes, markets are susceptible to a pullback should headwinds persist, or negative shocks arise. Given our position late in the cycle and the risks facing the global economy, we have a cautious view and continue to position the Fund conservatively. We remain focused on identifying high quality businesses with strong fundamentals that we believe can deliver solid earnings and the potential for growth across a variety of market environments.

As of December 31, 2019 the Fund held equity options generating gross exposure of approximately 6.3%. At year end, the covered call strategy represented, on average, 9.93% of the overall Fund and generated a return of approximately 20.74%. The covered call strategy's estimated contribution to the Fund’s total return was 2.12%. The estimated return impact from employing options was -69 basis points for the year December 31, 2018 through December 31, 2019.

JNL/The London Company Focused U.S. Equity Fund The London Company of Virginia, LLC (Unaudited)

JNL/The London Company Focused U.S. Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	25.02%	1 Year	25.49%
5 Year	9.11	5 Year	N/A
Since Inception	9.37	Since Inception	10.46
‡Inception date September 16, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2019:
Financials	23.6%
Industrials	16.0
Information Technology	15.4
Consumer Staples	11.2
Materials	9.3
Consumer Discretionary	8.2
Health Care	4.4
Communication Services	3.4
Real Estate	3.1
Energy	2.7
Other Short Term Investments	2.7
Total Investments	100.0%

For the year ended December 31, 2019, JNL/The London Company Focused U.S. Equity Fund underperformed its primary benchmark by posting a return of 25.02% for Class A shares compared to 30.9% for the S&P Composite 1500 Index.

Information technology (“IT”) led the market for the year while energy lagged. Stock selection and sector allocation detracted from relative performance for the year. At the sector level, an underweight of IT and an overweight of materials had a negative impact on relative performance, partially offset by the positive impact of an underweight of health care and energy.

For the year, the broader market was up 30.9% as measured by the S&P 1500 Composite. In terms of factors driving the market during 2019, all of the major equity indices posted strong gains led by the large cap indices. The Growth indices outperformed the Value indicies across the market cap spectrum. There was little difference in the performance of cyclical and defensive sectors. At the individual stock level, Value, Growth and Volatility factors were generally positive. Quality factors had a mixed impact while momentum factors were a negative. The Fund’s goal is to capture 85-90% of the market’s upside when the market is strong while capturing less downside when the market is weak. The Fund’s upside capture in a very strong market was in line with our expectations.

Versum Materials, Inc. was very strong early in the year after the announcement that the company may be acquired. The company announced a stock swap merger deal with Entegris, Inc. earlier in the year. This was countered with Merck KGaA offering to acquire Versum Materials at a higher price. The deal with Merck KGaA was approved and was competed in the third quarter. Martin Marietta Inc. moved steadily higher all year as earnings and forward guidance were better than expected. Shares of Apple Inc. significantly outperformed in 2019 as sentiment around the launch of the iPhone 11 significantly improved throughout the year and investors began looking towards a 5G cycle in 2020. Shares of Old Dominion Freight Line, Inc. rallied over 50% during the year. The company’s disciplined pricing model and high level of customer service has allowed it to take share even in a declining freight market. Norfolk Southern Railway shares rallied early in the year reflecting improving margins and solid demand. The stock was flat in the second half of the year reflecting declining industry volume and soured sentiment on the group.

Berkshire Hathaway Inc. lagged the broader market during the year. Most of the underperformance was during the first half of 2019, with weakness in its insurance businesses. Dollar Tree Stores, Inc. underperformed in a very volatile year for the stock. Lamb Weston Holdings, Inc. rallied during the fourth quarter, but underperformed the broader market for the year. Shares of Citrix Systems, Inc. lagged early in the reflecting weaker than expected revenue growth. The stock regained its losses later in the year as the company simplified its product lineup, reduced costs and moved more business to the cloud. Share of MBIA, Inc. were flat for the year, lagging the gains in the broader market. With National Public Finance Guarantee Corporation no longer writing new insurance contracts, investor focus has been on Puerto Rico. We remain attracted to the stock as shares trade at a considerable discount to adjusted book value, which means share buybacks are highly accretive to shareholder value.

During the year, we established new positions in Charles Schwab Corporation, Chevron Corporation, Fox Corporation and Texas Instruments Inc. We sold Tiffany & Co., USG Corporation, Versum Materials Inc., and Penske Automotive Group, Inc.

We increased our exposure to energy, communication services, financials, consumer staples and IT and reduced our exposure to the consumer discretionary and industrials during the year.

We maintain a mixed view of stocks and expect volatility ahead driven by potential geopolitical events, the upcoming U.S. election, and the possibility of slower economic growth. While we note some risks on the horizon, we maintain a positive economic outlook driven by strength in consumer spending.

Looking ahead, we believe the Fund offers investors the opportunity to own a group of competitively advantaged businesses with stronger balance sheets at a valuation roughly in line with the broader market.

Finally, we believe the quality of the Fund’s position them well for the next few years, even if the market trades modestly higher. The Fund would likely struggle to keep up in an environment of double digit returns. In an environment of possibly lower expected returns and greater volatility, we believe the Fund offers a defensive option for equity investors.

JNL/VanEck International Gold Fund Van Eck Associates Corporation (Unaudited)

JNL/VanEck International Gold Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	38.28%	1 Year	38.85%
5 Year	8.29	5 Year	N/A
Since Inception	-5.59	Since Inception	7.57
‡Inception date September 10, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2019:
Materials	83.2%
Warrants	0.6
Rights	-
Securities Lending Collateral	11.2
Other Short Term Investments	5.0
Total Investments	100.0%

For the year ended December 31, 2019, JNL/VanEck International Gold Fund underperformed its primary benchmark by posting a return of 38.28% for Class A shares compared to 40.53% for the NYSE Arca Gold Miners Index.

At the end of the year, the Fund was largely invested in equities and the Fund held no gold bullion.

In 2019, the gold market was positively impacted by fears around global growth, the continuing trade dispute between the U.S. and China, and by the policy shifts of central banks around the world toward a more accommodative stance. The gold price traded through two formidable technical barriers: $1,365 on June 20 and $1,400 on June 21. The U.S. Federal Reserve kicked off the global easing cycle on July 31 with its first rate cut since 2008. Gold’s rally continued as markets reacted to retaliatory threats and actions between the United States and China, advancing to a six-year high of $1,557 on September 4. The gold price found support when the European Central Bank cut deposit rates to -0.5% and announced that it would start buying debt to try to avoid a Eurozone recession. The gold market showed resilience until September 30, when U.S. Dollar strength seemed to overwhelm the metal. Gold fell, entering what VanEck views as an interim correction, consolidating its 2019 gains and trading in a narrow range between $1,450 and $1,520. VanEck believes the potential for systemic financial stress is keeping the gold price elevated as a safe haven asset. Gold closed at $1,517.27 on December 31, recording an annual gain of $234.78 (18.31%).

The leverage of gold stocks to the price of gold was on full display as gold stocks significantly outperformed the metal. The Fund’s top holding, Kirkland Lake continued its outperformance (69.6%). Its planned acquisition of Detour Gold will see the company join the ranks of the majors, with annual production of more than 1.5 million ounces of gold. Evolution Mining underperformed (5.8%). The company entered an agreement to purchase the Red Lake complex in Canada. The market prices in shorter term risk for these transactions, resulting in weaker relative performance for the companies acquiring assets.

JNL/WCM Focused International Equity Fund WCM Investment Management (Unaudited)

JNL/WCM Focused International Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	35.48%	1 Year	35.82%
5 Year	11.72	5 Year	N/A
Since Inception	9.93	Since Inception	12.85
‡Inception date September 16, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2019:
Health Care	20.8%
Information Technology	16.4
Industrials	15.6
Financials	14.2
Consumer Discretionary	13.1
Consumer Staples	8.0
Communication Services	3.3
Materials	2.8
Other Short Term Investments	4.3
Securities Lending Collateral	1.5
Total Investments	100.0%

For the year ended December 31, 2019, JNL/WCM Focused International Equity Fund outperformed its primary benchmark by posting a return of 35.48% for Class A shares compared to 21.51% for the MSCI All Country World ex USA Index (Net).

The Fund’s outperformance in both 2018 and 2019 is reminiscent of its 2008 and 2009 results – both achieved with minimal portfolio turnover. This spotlights the benefit of owning positive moat trajectory companies, especially in changing markets.

The Fund’s bottom-up sector biases provided a decent tailwind (about 25% of alpha) as information technology (“IT”), health care and consumer discretionary—all overweights—were the top 3 benchmark sectors, respectfully. Stock selection, therefore, was the dominant driver of outperformance (~75% of alpha in the year). Selection was broadly positive, highlighted by IT (led by Shopify Inc., but also Accenture plc, Taiwan Semiconductor Manufacturing Company Limited, ASML Holding) and followed by industrials (C.P. Company, Experian plc, Atlas Copco), consumer discretionary (LVMH Moet Hennessy, Adidas AG), financials (AIA Group Limited, HDFC Bank Ltd., Chubb Limited), health care (led by CSL Limited), and consumer staples (mostly Nestlé S.A.). The only weak spot for selection was communication services (Ubisoft Entertainment SA).

Geographically the story was similar. Allocation provided a relatively modest contribution, meaning stock selection drove ~90% of the outperformance.

Global equity markets enjoyed a strong Santa Claus rally to end 2019, pushing most indices to all time highs. Investors applauded the more stable U.S. China global trade backdrop going into year end. That seemed to be the one missing ingredient for markets to resume their ascent. We did see a resurgence of beta (“secular growth”) stocks in the quarter. That corner of the market has been red hot as evidenced by some incredibly strong year to date returns. That said, secular growth is actually a smaller weight in our Funds on an absolute and relative basis and we continue to take the “buy and manage” approach. We’d be remiss if we didn’t say this broad market strength in the fourth quarter has left us a little cautious. We’d like to see some consolidation to restore order. In other words, we see some very likable secular growth ideas, but we’ve held back because they seem a little frothy to us. Looking ahead, we still see plenty of opportunity in specific names—as well as index inefficiencies—that can be employed and exploited by our focused approach. This is why we believe the best is yet to come.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares	Value ($)
JNL iShares Tactical Growth Fund
INVESTMENT COMPANIES 98.7%
Domestic Equity 40.7%
iShares Core S&P 500 ETF	40	12,956
iShares Core S&P Mid-Cap ETF	113	23,203
iShares Morningstar Large-Cap Value ETF (a)	175	20,465
iShares MSCI USA Quality Factor ETF	186	18,748
iShares S&P SmallCap 600 Index ETF (a)	61	5,148
iShares U.S. Consumer Services ETF	51	11,691
iShares U.S. Financial Services ETF (a)	34	5,117
iShares U.S. Technology ETF (a)	34	7,900
		105,228
International Equity 14.0%
iShares Core MSCI EAFE ETF	275	17,939
iShares Edge MSCI Intl Quality Factor ETF	564	18,219
		36,158
Domestic Fixed Income 13.6%
iShares 0-5 Year High Yield Corporate Bond ETF (a)	69	3,207
iShares Core Total U.S. Bond Market ETF	125	14,055
iShares Liquidity Income ETF	64	3,193
iShares MBS ETF	136	14,733
		35,188
Global Equity 11.7%
iShares Exponential Technologies ETF	543	23,225
iShares Global Healthcare ETF	104	7,119
		30,344
Emerging Markets Equity 10.7%
iShares Core MSCI Emerging Markets ETF	515	27,700
Alternative 5.8%
iShares Global Infrastructure ETF (a)	242	11,612
iShares U.S. Real Estate ETF (a)	35	3,285
		14,897
Emerging Markets Fixed Income 2.2%
iShares JPMorgan USD Emerging Markets Bond ETF	51	5,810
Total Investment Companies (cost $226,778)		255,325
SHORT TERM INVESTMENTS 8.6%
Securities Lending Collateral 7.5%
JNL Securities Lending Collateral Fund - Institutional Class, 1.57% (b) (c)	19,390	19,390
Investment Companies 1.1%
JNL Government Money Market Fund - Institutional Class, 1.48% (b) (c)	2,855	2,855
Total Short Term Investments (cost $22,245)		22,245
Total Investments 107.3% (cost $249,023)		277,570
Other Assets and Liabilities, Net (7.3)%		(18,901)
Total Net Assets 100.0%		258,669

(a)  All or a portion of the security was on loan as of December 31, 2019.

(b)   Investment in affiliate.

(c)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

JNL iShares Tactical Moderate Fund
INVESTMENT COMPANIES 98.9%
Domestic Fixed Income 50.0%
iShares 0-5 Year High Yield Corporate Bond ETF (a)	125	5,801
iShares 0-5 Year TIPS Bond ETF (a)	46	4,634
iShares Core Total U.S. Bond Market ETF	257	28,859
iShares Liquidity Income ETF	153	7,683
iShares MBS ETF	282	30,481
		77,458
Domestic Equity 24.6%
iShares Core S&P 500 ETF	28	8,972
iShares Core S&P Mid-Cap ETF	40	8,155
iShares Morningstar Large-Cap Value ETF (a)	59	6,942
iShares MSCI USA Quality Factor ETF (a)	73	7,389
iShares S&P SmallCap 600 Index ETF (a)	14	1,164
iShares U.S. Consumer Services ETF	14	3,128
iShares U.S. Technology ETF (a)	10	2,382
		38,132
	Shares	Value ($)
International Equity 8.5%
iShares Core MSCI EAFE ETF	101	6,568
iShares Edge MSCI Intl Quality Factor ETF	206	6,671
		13,239
Emerging Markets Fixed Income 4.8%
iShares JPMorgan USD Emerging Markets Bond ETF	64	7,395
Emerging Markets Equity 4.5%
iShares Core MSCI Emerging Markets ETF	130	6,993
Global Equity 4.3%
iShares Exponential Technologies ETF	118	5,058
iShares Global Healthcare ETF (a)	23	1,561
		6,619
Alternative 2.2%
iShares Global Infrastructure ETF (a)	73	3,502
Total Investment Companies (cost $143,872)		153,338
SHORT TERM INVESTMENTS 10.7%
Securities Lending Collateral 9.7%
JNL Securities Lending Collateral Fund - Institutional Class, 1.57% (b) (c)	15,034	15,034
Investment Companies 1.0%
JNL Government Money Market Fund - Institutional Class, 1.48% (b) (c)	1,538	1,538
Total Short Term Investments (cost $16,572)		16,572
Total Investments 109.6% (cost $160,444)		169,910
Other Assets and Liabilities, Net (9.6)%		(14,936)
Total Net Assets 100.0%		154,974

(a)  All or a portion of the security was on loan as of December 31, 2019.

(b)   Investment in affiliate.

(c)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

JNL iShares Tactical Moderate Growth Fund
INVESTMENT COMPANIES 99.0%
Domestic Fixed Income 32.8%
iShares 0-5 Year High Yield Corporate Bond ETF (a)	161	7,458
iShares 0-5 Year TIPS Bond ETF (a)	37	3,714
iShares Core Total U.S. Bond Market ETF	337	37,872
iShares Liquidity Income ETF (a)	192	9,665
iShares MBS ETF	365	39,464
		98,173
Domestic Equity 31.1%
iShares Core S&P 500 ETF	51	16,534
iShares Core S&P Mid-Cap ETF	87	17,959
iShares Morningstar Large-Cap Value ETF	152	17,842
iShares MSCI USA Quality Factor ETF	171	17,263
iShares S&P SmallCap 600 Index ETF (a)	44	3,732
iShares U.S. Consumer Services ETF	40	9,025
iShares U.S. Financial Services ETF (a)	29	4,452
iShares U.S. Technology ETF (a)	26	6,110
		92,917
International Equity 10.5%
iShares Core MSCI EAFE ETF	240	15,635
iShares Edge MSCI Intl Quality Factor ETF (a)	492	15,873
		31,508
Global Equity 8.8%
iShares Exponential Technologies ETF (a)	491	20,994
iShares Global Healthcare ETF (a)	76	5,255
		26,249
Emerging Markets Equity 7.5%
iShares Core MSCI Emerging Markets ETF	418	22,460
Alternative 4.3%
iShares Global Infrastructure ETF (a)	204	9,768
iShares U.S. Real Estate ETF (a)	33	3,048
		12,816
Emerging Markets Fixed Income 4.0%
iShares JPMorgan USD Emerging Markets Bond ETF	105	12,026
Total Investment Companies (cost $266,947)		296,149

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares	Value ($)
SHORT TERM INVESTMENTS 9.1%
Securities Lending Collateral 8.1%
JNL Securities Lending Collateral Fund - Institutional Class, 1.57% (b) (c)	24,200	24,200
Investment Companies 1.0%
JNL Government Money Market Fund - Institutional Class, 1.48% (b) (c)	2,999	2,999
Total Short Term Investments (cost $27,199)		27,199
Total Investments 108.1% (cost $294,146)		323,348
Other Assets and Liabilities, Net (8.1)%		(24,319)
Total Net Assets 100.0%		299,029

(a)  All or a portion of the security was on loan as of December 31, 2019.

(b)   Investment in affiliate.

(c)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL/DFA U.S. Small Cap Fund *
COMMON STOCKS 99.7%
Financials 20.2%
Assured Guaranty Ltd.	6	278
First Financial Bancshares, Inc.	8	272
Pinnacle Financial Partners, Inc.	4	279
Sterling Bancorp	12	245
Sterling Bancorp, Inc.	5	37
Stifel Financial Corp.	4	263
TCF Financial Corporation	9	437
Valley National Bancorp	26	292
Webster Financial Corp.	5	293
Western Alliance Bancorp	6	326
Other Securities		29,079
		31,801
Industrials 18.0%
Armstrong World Industries, Inc.	3	274
Brink's Co.	3	270
Clean Harbors Inc. (a)	4	305
Colfax Corp. (a)	7	263
Generac Holdings Inc. (a)	4	383
MasTec Inc. (a)	5	298
MSA Safety Inc.	2	291
Tetra Tech, Inc.	3	298
Timken Co.	5	268
Trex Company, Inc. (a)	4	331
Other Securities		25,295
		28,276
Consumer Discretionary 13.8%
Carter's Inc.	3	287
Deckers Outdoor Corp. (a)	2	298
Frontdoor, Inc. (a)	5	236
Marriott Vacations Worldwide Corporation	2	294
Penske Automotive Group, Inc.	5	263
ServiceMaster Holding Corporation (a)	1	29
Tempur Sealy International, Inc. (a)	3	277
Wyndham Destinations, Inc.	5	268
Other Securities		19,747
		21,699
Information Technology 13.7%
ACI Worldwide, Inc. (a)	7	278
CACI International Inc. - Class A (a)	1	282
Cirrus Logic Inc. (a)	4	292
LogMeIn, Inc.	3	265
Lumentum Holdings Inc. (a)	4	319
Manhattan Associates Inc. (a)	4	306
Science Applications International Corp.	4	306
Tech Data Corp. (a)	2	320
Other Securities		19,167
		21,535
Health Care 11.7%
Amedisys, Inc. (a)	2	333
Horizon Therapeutics Public Limited Company (a)	9	325
Repligen Corporation (a)	3	281
Other Securities		17,495
		18,434
Materials 5.8%
Ashland Global Holdings Inc.	2	149
GCP Applied Technologies Inc. (a)	6	125
Univar Inc. (a)	11	277
Valvoline, Inc.	11	239
W. R. Grace & Co.	4	267
Other Securities		8,119
		9,176
Energy 5.2%
Cimarex Energy Co.	5	286
EQT Corporation	10	111
Equitrans Midstream Corp.	13	174
WPX Energy, Inc. (a)	21	292
Other Securities		7,285
		8,148
Consumer Staples 3.7%
Darling Ingredients Inc. (a)	10	294
Flowers Foods Inc.	12	266
Other Securities		5,259
		5,819
Communication Services 3.5%
Cars.com Inc. (a)	4	47
Nexstar Media Group, Inc. - Class A	2	286
TEGNA Inc.	13	222
Other Securities		4,927
		5,482
Utilities 3.4%
One Gas, Inc.	3	284
Other Securities		4,994
		5,278
Real Estate 0.7%
Other Securities		1,113
Total Common Stocks (cost $143,953)		156,761
PREFERRED STOCKS 0.0%
Communication Services 0.0%
Other Securities		11
Total Preferred Stocks (cost $2)		11
RIGHTS 0.0%
Other Securities		3
Total Rights (cost $1)		3
SHORT TERM INVESTMENTS 2.4%
Securities Lending Collateral 2.2%
JNL Securities Lending Collateral Fund - Institutional Class, 1.57% (b) (c)	3,465	3,465
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 1.48% (b) (c)	346	346
Total Short Term Investments (cost $3,811)		3,811
Total Investments 102.1% (cost $147,767)		160,586
Other Assets and Liabilities, Net (2.1)%		(3,294)
Total Net Assets 100.0%		157,292

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL/DoubleLine Total Return Fund *
GOVERNMENT AND AGENCY OBLIGATIONS 52.8%
Mortgage-Backed Securities 24.9%
Federal Home Loan Mortgage Corporation
3.00%, 06/01/43	20,990	21,607
3.00%, 07/01/43	21,495	22,127
3.00%, 07/01/43	6,526	6,718
4.00%, 09/01/43	1,689	1,803
3.00%, 10/01/43	16,683	17,173
4.00%, 12/01/43	3,256	3,496
4.00%, 12/01/43	924	993
4.00%, 02/01/44	2,785	2,990
REMIC, 3.00%, 06/15/44	8,013	8,266
3.00%, 10/01/44	7,505	7,712
3.00%, 11/01/44	16,786	17,248
3.00%, 04/01/45	23,764	24,448
3.00%, 04/01/45	18,039	18,508
3.00%, 06/01/45	15,613	16,003
3.00%, 09/01/45	9,483	9,721
3.50%, 02/01/46	25,180	26,447
3.00%, 07/01/47	9,169	9,385
3.50%, 01/01/48	12,019	12,480
2.50%, 11/01/49	5,119	5,070
Federal National Mortgage Association, Inc.
4.50%, 04/01/26	2,606	2,731
2.41%, 10/01/29	10,000	9,959
2.48%, 11/01/29	25,000	24,679
2.31%, 12/01/29	9,100	8,978
2.32%, 12/01/29	4,800	4,737
2.76%, 08/01/31	5,000	5,072
2.76%, 08/01/31	2,500	2,536
2.76%, 08/01/31	10,000	10,143
2.76%, 08/01/31	2,500	2,537
2.76%, 08/01/31	2,647	2,686
2.76%, 08/01/31	2,500	2,536
2.46%, 09/01/31	5,000	4,922
2.49%, 09/01/31	2,987	2,976
2.56%, 09/01/31	3,000	2,992
2.39%, 10/01/31	22,600	22,099
2.42%, 12/01/31	8,000	7,856
2.56%, 12/01/31	4,562	4,529
2.44%, 01/01/32	10,000	9,799
3.00%, 03/01/35	15,802	16,262
2.50%, 12/01/39	27,386	27,433
2.50%, 01/01/40	4,700	4,708
3.50%, 09/01/43	20,743	21,812
2.72%, (12M USD LIBOR + 1.67%), 05/01/44 (a) (b)	17,243	17,518
3.50%, 01/01/45	4,169	4,304
3.50%, 08/01/45	10,705	11,284
3.00%, 08/01/46	28,207	28,622
3.00%, 10/01/46	2,822	2,888
3.00%, 11/01/46	4,757	4,869
3.00%, 11/01/46	9,425	9,538
3.00%, 12/01/46	5,356	5,482
3.00%, 12/01/46	20,355	20,833
3.00%, 02/01/47	37,050	37,919
4.00%, 08/01/47	22,356	23,470
3.50%, 09/01/47	18,581	19,283
4.00%, 01/01/48	12,908	13,547
3.50%, 04/01/48	9,111	9,441
4.00%, 06/01/48	13,147	13,741
Government National Mortgage Association
3.50%, 10/20/45	8,733	8,904
		665,820
Collateralized Mortgage Obligations 23.6%
Federal Home Loan Mortgage Corporation
Series A-4260, REMIC, 3.00%, 02/15/32	8,044	8,233
Series AY-4092, REMIC, 3.00%, 08/15/32	8,200	8,533
Series EY-4215, REMIC, 3.00%, 06/15/33	10,000	10,167
Series UB-4247, REMIC, 3.00%, 09/15/33	6,199	6,434
Series EB-4247, REMIC, 3.50%, 09/15/33	5,000	5,367
Series A-4377, REMIC, 3.00%, 06/15/39	9,526	9,610
Series BK-4469, REMIC, 3.00%, 08/15/39	7,097	7,201
Series JA-3818, REMIC, 4.50%, 01/15/40	81	81
Series GA-4376, REMIC, 3.00%, 04/15/40	8,819	9,016
Series NY-4390, REMIC, 3.00%, 06/15/40	8,355	8,542
Series MA-4391, REMIC, 3.00%, 07/15/40	8,141	8,323
Interest Only, Series SP-3770, REMIC, 4.76%, (6.50% - (1M USD LIBOR * 1)), 11/15/40 (a)	1,804	172
Interest Only, Series SM-3780, REMIC, 4.76%, (6.50% - (1M USD LIBOR * 1)), 12/15/40 (a)	11,097	2,179
Series KA-4366, REMIC, 3.00%, 03/15/41	8,130	8,333
Series SL-4061, REMIC, 4.10%, (7.06% - (1M USD LIBOR * 1.75)), 06/15/42 (a)	1,482	1,545
Series A-4734, REMIC, 3.00%, 07/15/42	20,774	21,189
Series KM-4141, REMIC, 1.75%, 12/15/42	22,234	21,598
Series B-4481, REMIC, 3.00%, 12/15/42	16,927	17,469
Series DA-4464, REMIC, 2.50%, 01/15/43	3,487	3,344
Series CS-4156, REMIC, 3.37%, (5.40% - (1M USD LIBOR * 1.2)), 01/15/43 (a)	5,045	4,916
Series UZ-4508, REMIC, 3.00%, 07/15/43	10,875	10,899
Series ZX-4404, REMIC, 4.00%, 04/15/44	60,228	67,083
Series CA-4573, REMIC, 3.00%, 11/15/44	29,091	29,906
Series LZ-4410, REMIC, 4.00%, 11/15/44	1,823	2,086
Series EC-4745, REMIC, 3.00%, 12/15/44	15,047	15,194
Series KZ-4440, REMIC, 3.00%, 02/15/45	12,432	12,531
Series HA-4582, REMIC, 3.00%, 09/15/45	20,221	20,846
Interest Only, Series MS-4291, REMIC, 4.16%, (5.90% - (1M USD LIBOR * 1)), 01/15/54 (a)	4,796	749
Federal National Mortgage Association, Inc.
Interest Only, Series 2010-CS-134, REMIC, 4.89%, (6.68% - (1M USD LIBOR * 1)), 12/25/25 (a)	1,315	110
Series 2013-AB-53, REMIC, 1.50%, 03/25/28	4,283	4,227
Series 2013-QZ-54, REMIC, 3.00%, 06/25/33	1,849	1,877
Series 2013-WB-100, REMIC, 3.00%, 10/25/33	20,000	20,337
Interest Only, Series 2005-S-2, REMIC, 4.81%, (6.60% - (1M USD LIBOR * 1)), 02/25/35 (a)	6,136	1,114
Interest Only, Series 2011-PS-84, REMIC, 4.81%, (6.60% - (1M USD LIBOR * 1)), 01/25/40 (a)	8,232	550
Series 2010-KD-120, REMIC, 4.00%, 10/25/40	1,031	1,070
Series 2014-MA-68, REMIC, 3.00%, 11/25/40	7,843	8,014
Series 2013-PB-59, REMIC, 2.00%, 09/25/41	4,437	4,400
Interest Only, Series 2011-ES-93, REMIC, 4.71%, (6.50% - (1M USD LIBOR * 1)), 09/25/41 (a)	1,862	357
Series 2014-KZ-11, REMIC, 2.50%, 10/25/41	3,870	3,762
Series 2012-BZ-14, REMIC, 4.00%, 03/25/42	2,051	2,219
Series 2012-Z-31, REMIC, 4.00%, 04/25/42	2,044	2,207
Series 2017-CH-4, REMIC, 3.00%, 06/25/42	25,301	25,467
Series 2015-AP-95, REMIC, 3.00%, 08/25/42	11,279	11,468
Series 2012-CZ-87, REMIC, 3.00%, 08/25/42	12,488	12,451
Series 2015-AC-88, REMIC, 3.00%, 04/25/43	15,033	15,145
Series 2013-NZ-31, REMIC, 3.00%, 04/25/43	16,990	17,028
Series 2013-ZA-52, REMIC, 3.00%, 06/25/43	4,234	4,232
Series 2016-A-9, REMIC, 3.00%, 09/25/43	6,740	6,908
Series 2013-AZ-133, REMIC, 4.00%, 01/25/44	16,311	17,735
Series 2016-PA-81, REMIC, 3.00%, 02/25/44	17,045	17,540
Series 2014-GZ-85, REMIC, 3.00%, 12/25/44	11,677	11,774
Series 2015-CE-78, REMIC, 2.50%, 11/25/45	22,765	23,030
Series 2018-JA-27, REMIC, 3.00%, 12/25/47	7,350	7,463
Series 2018-C-33, REMIC, 3.00%, 05/25/48	41,073	41,703
Series 2018-LA-38, REMIC, 3.00%, 06/25/48	15,327	15,508
Series 2018-A-64, REMIC, 3.00%, 09/25/48	19,107	19,386
Series 2019-BA-12, REMIC, 3.00%, 04/25/49	8,911	9,049
Government National Mortgage Association
Interest Only, Series 2010-PS-116, REMIC, 4.34%, (6.10% - (1M USD LIBOR * 1)), 03/20/40 (a)	5,705	396
Series 2012-Z-32, REMIC, 3.50%, 03/20/42	4,051	4,168
		632,241
U.S. Treasury Note 2.2%
Treasury, United States Department of
2.88%, 08/15/28	15,100	16,273
3.13%, 11/15/28	16,100	17,700
2.63%, 02/15/29	20,900	22,147

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
2.38%, 05/15/29	4,400	4,573
		60,693
U.S. Treasury Bond 2.1%
Treasury, United States Department of
2.88%, 05/15/49	50,200	55,353
Total Government And Agency Obligations (cost $1,380,087)		1,414,107
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 43.1%
Alternative Loan Trust
Series 2005-A2-23CB, REMIC, 5.50%, 07/25/35	3,390	3,265
Series 2006-A16-19CB, REMIC, 6.00%, 08/25/36	2,274	2,010
Series 2006-1A7-23CB, REMIC, 6.00%, 08/25/36	2,271	2,288
Series 2007-1A6-3T1, REMIC, 6.25%, 04/25/37	15,936	11,633
Banc of America Alternative Loan Trust
Series 2006-1CB1-1, REMIC, 6.00%, 02/25/36	8,749	8,887
Series 2006-5CB1-4, REMIC, 6.50%, 05/25/36	5,519	5,394
Bank
Series 2019-AS-BN19, REMIC, 3.45%, 07/17/29	3,534	3,688
BBCMS Mortgage Trust
Series 2018-F-TALL, REMIC, 4.97%, (1M USD LIBOR + 3.24%), 03/16/20 (a) (c) (d)	6,125	6,127
Series 2017-C-DELC, REMIC, 2.94%, (1M USD LIBOR + 1.20%), 08/15/36 (a) (d)	722	718
Series 2017-D-DELC, REMIC, 3.44%, (1M USD LIBOR + 1.70%), 08/15/36 (a) (d)	823	823
Series 2017-E-DELC, REMIC, 4.24%, (1M USD LIBOR + 2.50%), 08/15/36 (a) (d)	1,660	1,661
Series 2017-F-DELC, REMIC, 5.24%, (1M USD LIBOR + 3.50%), 08/15/36 (a) (d)	1,653	1,652
BBCMS Trust
Series 2018-A-CBM, REMIC, 2.74%, (1M USD LIBOR + 1.00%), 07/15/20 (a) (d)	2,389	2,389
Series 2015-D-STP, REMIC, 4.28%, 09/10/20 (a) (d)	2,300	2,309
Series 2018-A-BXH, REMIC, 2.74%, (1M USD LIBOR + 1.00%), 10/15/20 (a) (d)	2,559	2,546
BX Trust
Series 2018-A-GW, 2.54%, (1M USD LIBOR + 0.80%), 05/15/20 (a) (d)	2,264	2,251
Series 2018-D-GW, 3.51%, (1M USD LIBOR + 1.77%), 05/15/20 (a) (d)	198	198
Series 2018-A-EXCL, REMIC, 2.83%, (1M USD LIBOR + 1.09%), 09/15/20 (a) (d)	2,782	2,776
Series 2017-D-SLCT, 3.79%, (1M USD LIBOR + 2.05%), 07/17/34 (a) (d)	914	913
Series 2017-E-SLCT, 4.89%, (1M USD LIBOR + 3.15%), 07/17/34 (a) (d)	1,549	1,548
Chase Mortgage Finance Trust
Series 2006-2A1-S2, REMIC, 6.00%, 10/25/36	9,296	6,888
CIM Trust
Series 2016-B2-1RR, REMIC, 7.78%, 07/25/55 (a) (e)	26,200	26,197
Series 2016-B2-3RR, REMIC, 7.99%, 02/29/56 (a) (e)	26,200	26,046
Series 2016-B2-2RR, REMIC, 8.23%, 02/29/56 (a) (e)	26,200	25,997
Series 2017-B2-3RR, 11.09%, 01/25/57 (a) (e)	35,590	36,083
Series 2017-A1-6, 3.02%, 06/25/57 (a) (d)	10,087	10,074
Citigroup Commercial Mortgage Trust
Interest Only, Series 2014-XA-GC21, REMIC, 1.18%, 05/10/47 (a)	24,511	1,058
Interest Only, Series 2016-XA-GC36, REMIC, 1.27%, 02/12/49 (a)	21,143	1,292
Interest Only, Series 2016-XA-P3, REMIC, 1.69%, 04/16/49 (a)	18,039	1,327
Citigroup Mortgage Loan Trust
Series 2019-A1-C, 3.23%, 09/25/59 (d)	4,406	4,400
Citigtoup Mortgage Loan Trust
Series 2007-1A1A-AR8, REMIC, 4.04%, 08/25/37 (a)	3,330	3,221
COMM Mortgage Trust
Series 2015-CMD-CR23, REMIC, 3.68%, 04/10/20 (a) (d)	3,007	3,005
Series 2018-A-HCLV, 2.74%, (1M USD LIBOR + 1.00%), 09/15/20 (a) (d)	3,070	3,063
Series 2016-F-GCT, REMIC, 3.46%, 08/12/21 (a) (d)	3,461	3,405
Series 2014-C-CR19, REMIC, 4.75%, 08/10/24 (a)	1,163	1,234
Series 2016-C-CR28, REMIC, 4.65%, 12/12/25 (a)	2,047	2,146
Series 2016-C-DC2, REMIC, 4.64%, 02/12/26 (a)	1,340	1,402
Interest Only, Series 2013-XA-CR12, REMIC, 1.15%, 10/15/46 (a)	32,177	1,172
Interest Only, Series 2014-XA-CR17, REMIC, 0.98%, 05/10/47 (a)	29,177	1,021
Interest Only, Series 2015-XA-DC1, REMIC, 1.10%, 02/10/48 (a)	24,797	960
Interest Only, Series 2015-XA-CR26, REMIC, 0.95%, 10/10/48 (a)	28,418	1,256
Interest Only, Series 2016-XA-DC2, REMIC, 1.01%, 02/12/49 (a)	19,342	938
Credit Suisse First Boston Mortgage Acceptance Corp.
Series 2005-7A1-11, REMIC, 6.00%, 12/25/35	7,655	6,323
Credit Suisse Mortgage Trust
Series 2018-A-TOP, 2.74%, (1M USD LIBOR + 1.00%), 08/17/20 (a) (d)	3,080	3,076
Credit Suisse Securities (USA) LLC
Series 2005-3A2-9, REMIC, 6.00%, 10/25/35	4,674	2,571
Series 2006-2A3-2, REMIC, 6.00%, 03/25/36	4,448	3,468
CSMC
Series 2011-6A9-5R, REMIC, 3.86%, 11/27/37 (a) (d)	7,445	7,566
CSMC Trust
Series 2019-A1-JR1, 4.10%, 09/27/66 (a) (d)	4,192	4,221
CSMCM Trust
Interest Only, Series 2018-CERT-SP3, 3.22%, 09/25/58 (d)	34,027	32,526
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2007-2A1-2, REMIC, 2.09%, (1M USD LIBOR + 0.30%), 09/25/47 (a)	17,612	15,963
Elmwood CLO II Ltd
Series 2019-A-2A, 3.42%, (3M USD LIBOR + 1.45%), 04/21/31 (a) (d)	3,500	3,511
Elmwood CLO III Ltd
Series 2019-A1-3A, 3.19%, (3M USD LIBOR + 1.37%), 10/15/32 (a) (d)	5,000	5,000
FMC GMSR Issuer Trust
Series 2019-A-GT2, 4.23%, 09/25/24 (d)	13,200	13,084
Series 2019-A-GT1, 5.07%, 05/25/26 (a) (c) (d)	10,500	10,740
GMACM Mortgage Loan Trust
Series 2005-A7-AF1, REMIC, 5.75%, 07/25/35	4,757	4,619
Series 2005-A1-AF2, REMIC, 6.00%, 12/25/35	9,927	9,652
Great Wolf Trust
Series 2019-E-WOLF, REMIC, 4.45%, (1M USD LIBOR + 2.73%), 12/15/21 (a) (d)	3,908	3,902
Series 2019-F-WOLF, REMIC, 4.85%, (1M USD LIBOR + 3.13%), 12/15/21 (a) (d)	3,908	3,902
GS Mortgage Securities Corp Trust
Series 2018-A-LUAU, REMIC, 2.74%, (1M USD LIBOR + 1.00%), 11/16/20 (a) (d)	3,201	3,198
Series 2019-E-SOHO, 3.61%, (1M USD LIBOR + 1.88%), 06/15/21 (a) (d)	3,566	3,559
Series 2018-A-TWR, REMIC, 2.64%, (1M USD LIBOR + 0.90%), 07/15/21 (a) (d)	1,000	996
Series 2018-D-TWR, REMIC, 3.34%, (1M USD LIBOR + 1.60%), 07/15/21 (a) (d)	1,000	999
Series 2018-E-TWR, REMIC, 3.84%, (1M USD LIBOR + 2.10%), 07/15/21 (a) (d)	1,000	998
Series 2018-F-TWR, REMIC, 4.54%, (1M USD LIBOR + 2.80%), 07/15/21 (a) (d)	1,000	998
Series 2018-G-TWR, REMIC, 5.66%, (1M USD LIBOR + 3.92%), 07/15/21 (a) (d)	1,000	998
Series 2015-B-GC34, REMIC, 4.47%, 10/10/25 (a)	782	841
GS Mortgage Securities Trust
Interest Only, Series 2015-XA-GC34, REMIC, 1.31%, 10/10/25 (a)	23,405	1,348

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
Interest Only, Series 2014-XA-GC24, REMIC, 0.74%, 09/10/47 (a)	43,404	1,226
Interest Only, Series 2015-XA-GS1, REMIC, 0.78%, 11/10/48 (a)	33,761	1,334
Interest Only, Series 2016-XA-GS3, 1.25%, 10/13/49 (a)	27,813	1,739
Interest Only, Series 2017-C-2, REMIC, 1.13%, 08/12/50 (a)	34,116	2,285
Interest Only, Series 2019-XA-GC38, REMIC, 0.96%, 02/12/52	43,729	3,158
Halsey Point CLO I Ltd
Series 2019-A1A1-1A, 3.26%, (3M USD LIBOR + 1.35%), 01/20/33 (a) (d)	5,000	4,963
Series 2019-B1-1A, 4.11%, (3M USD LIBOR + 2.20%), 01/20/33 (a) (d)	3,000	3,000
IndyMac MBS, Inc.
Series 2005-A6-A8CB, REMIC, 5.00%, 07/25/35	10,240	8,992
JP Morgan Chase & Co.
Series 2016-E-WIKI, REMIC, 4.01%, 10/07/21 (a) (d)	3,075	3,100
JPMBB Commercial Mortgage Securities Trust
Series 2014-C-C21, REMIC, 4.66%, 07/15/24 (a)	2,000	2,093
Series 2015-C-C32, REMIC, 4.67%, 10/15/25 (a)	2,065	2,161
Series 2015-C-C33, REMIC, 4.62%, 11/15/25 (a)	2,224	2,330
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2017-B-FL10, REMIC, 2.74%, (1M USD LIBOR + 1.00%), 06/15/32 (a) (d)	331	331
Series 2017-C-FL10, REMIC, 2.99%, (1M USD LIBOR + 1.25%), 06/15/32 (a) (d)	528	525
Series 2017-D-FL10, REMIC, 3.64%, (1M USD LIBOR + 1.90%), 06/15/32 (a) (d)	1,709	1,705
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2018-A-LAQ, 2.74%, (1M USD LIBOR + 1.00%), 06/15/20 (a) (d)	2,139	2,137
Labrador Aviation Finance Ltd
Series 2016-A1-1A, 4.30%, 01/15/24 (d)	16,354	16,642
Legacy Mortgage Asset Trust
Series 2018-A1-GS2, 4.00%, 06/25/20 (c) (d)	7,614	7,666
Series 2019-A-SL3, REMIC, 3.47%, 07/25/21 (d)	2,027	2,053
Series 2019-A1-GS5, REMIC, 3.20%, 05/25/59 (c) (d)	477	476
Loancore Issuer Ltd.
Series 2019-A-CRE3, 2.79%, (1M USD LIBOR + 1.05%), 11/15/23 (a) (d)	3,567	3,565
Series 2019-AS-CRE2, 3.24%, (1M USD LIBOR + 1.50%), 02/15/24 (a) (d)	3,567	3,572
MidOcean Credit CLO
Series 2018-A1-9A, 3.12%, (3M USD LIBOR + 1.15%), 07/21/31 (a) (d)	2,500	2,488
MidOcean Partners
Series 2017-A1-7A, 3.32%, (3M USD LIBOR + 1.32%), 07/16/29 (a) (d)	5,000	5,000
Series 2018-A1-8A, 3.05%, (3M USD LIBOR + 1.15%), 02/20/31 (a) (d)	2,000	1,983
Morgan Stanley & Co. LLC
Series 2014-C-C19, REMIC, 4.00%, 12/15/24	2,000	2,058
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2018-A-SUN, REMIC, 2.64%, (1M USD LIBOR + 0.90%), 07/15/20 (a) (d)	2,389	2,382
Series 2014-C-C18, REMIC, 4.49%, 09/15/24	1,500	1,571
Series 2015-C-C20, REMIC, 4.46%, 01/15/25 (a)	1,200	1,261
Series 2015-C-C25, REMIC, 4.53%, 09/15/25 (a)	2,320	2,489
Series 2016-C-C29, REMIC, 4.75%, 04/17/26 (a)	676	709
Series 2016-C-C31, REMIC, 4.31%, 10/19/26 (a)	2,960	3,078
Interest Only, Series 2013-XA-C7, REMIC, 1.35%, 02/15/46 (a)	19,814	657
Interest Only, Series 2016-XA-C28, REMIC, 1.20%, 01/15/49 (a)	21,289	1,174
Interest Only, Series 2016-XA-C30, REMIC, 1.43%, 09/17/49 (a)	18,345	1,351
Morgan Stanley Capital I Trust
Series 2019-AS-L3, REMIC, 3.49%, 11/16/29	3,847	3,962
Interest Only, Series 2019-XA-L3, REMIC, 0.65%, 11/18/52 (a)	71,168	3,808
New Residential Mortgage Loan Trust
Series 2019-A1-RPL1, 4.33%, 02/25/22 (c) (d)	23,433	23,600
NLY Commercial Mortgage Trust
Series 2019-AS-FL2, 3.34%, (1M USD LIBOR + 1.60%), 12/15/22 (a) (d)	3,371	3,383
Series 2019-B-FL2, 3.64%, (1M USD LIBOR + 1.90%), 01/15/23 (a) (d)	3,371	3,383
Nomura Asset Acceptance Corporation, Alternative Loan Trust
Series 2006-3A-AR1, REMIC, 4.37%, 02/25/36 (a)	603	507
Nomura Resecuritization Trust
Series 2011-2A10-4RA, REMIC, 2.93%, 07/26/41 (a) (d)	11,002	10,340
NP SPE II LLC
Series 2019-A2-1A, 3.24%, 09/20/26 (d)	7,500	7,534
PR Mortgage Loan Trust
Series 2014-APT-1, REMIC, 5.90%, 09/25/47 (e)	8,829	8,564
Pretium Mortgage Credit Partners I LLC
Series 2019-A1-CFL1, REMIC, 3.72%, 07/25/22 (c) (d)	1,172	1,173
Pretium Mortgage Credit Partners LLC
Series 2019-A1-NPL3, REMIC, 3.10%, 09/27/22 (c) (d)	9,202	9,201
Primose Funding LLC
Series 2019-A2-1A, 4.48%, 07/30/26 (d)	10,000	10,122
PRPM, LLC
Series 2017-A1-3A, 3.47%, 11/25/20 (c) (d)	8,063	8,063
Series 2018-A1-3A, 4.48%, 10/25/21 (d)	16,111	16,245
Series 2019-A1-2A, 3.97%, 04/25/22 (c) (d)	9,313	9,396
Series 2019-A1-3A, 3.35%, 07/25/22 (c) (d)	2,505	2,497
Series 2019-A1-GS1, REMIC, 3.47%, 10/25/23 (d)	7,378	7,366
RBSGC Mortgage Loan Trust
Series 2007-1A4-B, REMIC, 2.24%, (1M USD LIBOR + 0.45%), 01/25/37 (a)	4,093	2,190
Interest Only, Series 2007-1A6-B, REMIC, 4.26%, (6.05% - (1M USD LIBOR * 1)), 01/25/37 (a)	4,093	686
Series 2007-2A1-A, REMIC, 6.75%, 01/25/37	5,514	5,435
Residential Accredit Loans, Inc.
Series 2005-A41-QA10, REMIC, 5.08%, 09/25/35 (a)	992	843
Series 2006-A21-QA1, REMIC, 4.88%, 01/25/36 (a)	5,292	4,634
Series 2006-A4-QS4, REMIC, 6.00%, 04/25/36	2,915	2,653
Series 2006-A4-QS5, REMIC, 6.00%, 05/25/36	3,377	3,146
Residential Asset Securitization Trust
Series 2006-2A11-A6, REMIC, 6.00%, 07/25/36	3,371	2,774
Series 2007-1A1-A3, REMIC, 2.24%, (1M USD LIBOR + 0.45%), 04/25/37 (a)	6,510	3,047
Series 2007-1A2-A3, REMIC, 32.64%, (46.38% - (1M USD LIBOR * 7.67)), 04/25/37 (a)	849	2,037
Series 2007-1A1-A8, REMIC, 6.00%, 08/25/37	19,008	15,587
RFMSI Trust
Series 2006-A14-S6, REMIC, 6.00%, 07/25/36	467	436
Series 2006-A1-S11, REMIC, 6.00%, 11/25/36	2,744	2,622
Series 2007-A4-S2, REMIC, 6.00%, 02/25/37	1,100	1,033
Series 2007-A2-S4, REMIC, 6.00%, 04/25/37	1,935	1,754
Series 2007-A2-S5, REMIC, 6.00%, 05/25/37	8,569	8,306
Series 2007-A20-S7, REMIC, 6.00%, 07/25/37	2,078	1,998
SBA Towers, LLC
Series 2017-C-1, 3.17%, 04/15/22 (d)	10,000	10,190
Shenton Aircraft Investment I Ltd
Series 2015-A-1A, 4.75%, 11/15/27 (d)	9,787	9,890
SoFi Professional Loan Program LLC
Series 2017-BFX-F, 3.62%, 05/25/27 (d)	8,000	8,204

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
Sound Point CLO IX Ltd
Series 2015-ARR-2A, 3.67%, (3M USD LIBOR + 1.39%), 07/20/32 (a) (d)	2,500	2,488
Sound Point CLO LTD
Series 2013-A-3RA, 3.15%, (3M USD LIBOR + 1.15%), 04/18/31 (a) (d)	3,000	2,971
Series 2018-A1A-21, 3.12%, (3M USD LIBOR + 1.17%), 10/27/31 (a) (d)	3,250	3,229
Steele Creek CLO Ltd
Series 2015-AR-1A, 3.15%, (3M USD LIBOR + 1.26%), 05/21/29 (a) (d)	4,000	3,989
Series 2014-A-1RA, 3.04%, (3M USD LIBOR + 1.07%), 04/21/31 (a) (d)	2,000	1,985
Series 2016-1A, 3.01%, (3M USD LIBOR + 1.12%), 06/15/31 (a) (d)	2,000	1,977
Series 2019-B-1A, 4.20%, (3M USD LIBOR + 2.20%), 04/15/32 (a) (d)	1,000	998
Structured Asset Securities Corporation
Series 2005-1A1-5, REMIC, 5.75%, 04/25/35	8,063	6,835
Velocity Commercial Capital Loan Trust
Series 2017-AFX-2, REMIC, 3.07%, 07/25/26 (a) (d)	6,415	6,583
Vericrest Opportunity Loan Transferee
Series 2019-A1A-NPL5, REMIC, 3.35%, 08/25/22 (c) (d)	13,713	13,687
VOLT LXXII LLC
Series 2018-A1A-NPL8, 4.21%, 10/25/21 (c) (d)	16,406	16,505
VOLT LXXX LLC
Series 2019-A1A-NPL6, REMIC, 3.23%, 09/25/22 (c) (d)	6,445	6,445
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2006-1A7-5, REMIC, 6.00%, 07/25/36	3,226	3,101
Series 2006-1A5-5, REMIC, 6.00%, 07/25/36	1,807	1,702
Series 2007-2A2-2, REMIC, 5.50%, 04/25/37	2,302	2,249
Wellfleet CLO Ltd
Series 2017-A1-2A, 3.22%, (3M USD LIBOR + 1.25%), 10/20/29 (a) (d)	3,000	2,999
Series 2017-A1-3A, 3.15%, (3M USD LIBOR + 1.15%), 01/17/31 (a) (d)	3,250	3,235
Series 2018-A1-2A, 3.17%, (3M USD LIBOR + 1.20%), 10/20/31 (a) (d)	2,000	1,989
Wells Fargo Commercial Mortgage Trust
Series 2015-C-C31, REMIC, 4.61%, 11/15/25 (a)	1,850	1,959
Series 2015-D-NXS4, REMIC, 3.60%, 11/18/25 (a)	2,031	2,017
Series 2016-C-C32, REMIC, 4.72%, 01/16/26 (a)	1,577	1,660
Series 2016-C-C33, REMIC, 3.90%, 03/17/26	1,508	1,541
Series 2016-C-C34, REMIC, 5.03%, 04/17/26 (a)	2,855	3,110
Interest Only, Series 2015-XA-LC20, REMIC, 1.33%, 04/15/50 (a)	22,735	1,061
Interest Only, Series 2019-XA-C54, REMIC, 0.97%, 12/17/52 (a)	37,694	2,558
Interest Only, Series 2017-XA-RC1, REMIC, 1.50%, 01/16/60 (a)	24,436	1,902
Other Securities		367,785
Total Non-U.S. Government Agency Asset-Backed Securities (cost $1,141,447)		1,153,743
SHORT TERM INVESTMENTS 4.4%
Investment Companies 4.4%
JNL Government Money Market Fund - Institutional Class, 1.48% (f) (g)	116,241	116,241
Total Short Term Investments (cost $116,241)		116,241
Total Investments 100.3% (cost $2,637,775)		2,684,091
Other Assets and Liabilities, Net (0.3)%		(7,793)
Total Net Assets 100.0%		2,676,298

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2019, the total payable for investments purchased on a delayed delivery basis was $17,552.

(c) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2019.

(d) The Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2019, the value and the percentage of net assets of these liquid securities was $703,127 and 26.3% of the Fund.

(e) Security is restricted to resale to institutional investors. See Restricted Securities table following the Schedules of Investments.

(f) Investment in affiliate.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
CHT Mortgage Trust, Series 2017-F-CSMO REMIC, 5.48%, 11/17/36	12/01/17	961	964	—
CIM Trust, Series 2016-B2-1RR REMIC, 7.78%, 07/25/55	04/29/16	22,574	26,197	1.0
CIM Trust, Series 2016-B2-3RR REMIC, 7.99%, 02/29/56	05/27/16	21,862	26,046	1.0
CIM Trust, Series 2016-B2-2RR REMIC, 8.23%, 02/29/56	05/27/16	21,862	25,997	1.0
CIM Trust, Series 2017-B2-3RR, 11.09%, 01/25/57	03/29/17	39,093	36,083	1.3
PR Mortgage Loan Trust, Series 2014-APT-1 REMIC, 5.90%, 09/25/47	09/03/14	8,866	8,564	0.3
		115,218	123,851	4.6

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (a)
GOVERNMENT AND AGENCY OBLIGATIONS 61.5%
Ukraine 20.0%
Cabinet of Ministers of Ukraine
15.70%, 01/20/21, UAH	28,479	1,225
18.00%, 03/24/21, UAH	99,448	4,398
17.00%, 05/11/22, UAH	5,427	251
14.91%, 10/12/22, UAH	9,499	429
10.00%, 08/23/23, UAH	195,067	7,858
15.84%, 02/26/25, UAH	529,259	26,456
0.00%, 05/31/40 (b) (c)	5,176	4,924
		45,541
Serbia 13.0%
Government of the Republic of Serbia
5.75%, 07/21/23, RSD	1,308,050	13,907
4.50%, 01/11/26, RSD	547,870	5,698
5.88%, 02/08/28, RSD	882,540	10,036
		29,641
Egypt 7.4%
The Arab Republic of Egypt
4.75%, 04/11/25, EUR (c)	862	1,018
15.60%, 08/06/26, EGP	41,132	2,760
16.10%, 05/07/29, EGP	49,950	3,497
14.40%, 09/10/29, EGP	7,985	516
5.63%, 04/16/30, EUR (c)	112	130
6.38%, 04/11/31, EUR (c)	3,515	4,220
8.50%, 01/31/47 (c)	635	706
8.70%, 03/01/49 (c)	2,971	3,327
8.15%, 11/20/59 (c)	723	772
		16,946
New Zealand 4.1%
New Zealand Government
2.50%, 09/20/40, NZD (d)	10,315	9,453
Iceland 3.8%
Iceland, Government of
6.50%, 01/24/31, ISK	652,817	6,875
The Central Bank of Iceland
5.00%, 11/15/28, ISK	195,734	1,805
		8,680
El Salvador 3.1%
El Salvador Government International Bond
8.25%, 04/10/32 (c)	1,975	2,348
7.63%, 02/01/41 (c)	150	170
Presidencia de la Republica de El Salvador
8.63%, 02/28/29 (c)	783	940
7.65%, 06/15/35 (c)	576	657
7.12%, 01/20/50 (c)	2,865	3,055
		7,170
Barbados 3.0%
The Government of Barbados
6.50%, 02/01/21 - 10/01/29 (e)	7,000	6,836
Sri Lanka 1.9%
The Democratic Socialist Republic of Sri Lanka
10.00%, 10/01/22 - 03/15/23, LKR	357,560	2,009
11.50%, 05/15/23, LKR	8,000	47
10.20%, 07/15/23, LKR	250,000	1,414
11.40%, 01/01/24, LKR	97,020	565
11.00%, 08/01/24, LKR	41,000	236
11.00%, 08/01/25, LKR	20,000	116
		4,387
Thailand 1.4%
Thailand, Kingdom of
1.25%, 03/12/28, THB (c) (f)	96,620	3,139
Benin 1.2%
Government of the People's Republic of Benin
5.75%, 03/26/26, EUR (c)	2,256	2,633
Nigeria 0.9%
Nigeria, Federal Government of
8.75%, 01/21/31 (c)	1,108	1,222
7.88%, 02/16/32 (c)	859	889
		2,111
Georgia 0.9%
Georgia, Government of
7.25%, 01/17/21, GEL	547	187
8.13%, 01/25/23, GEL	433	145
7.38%, 09/27/23, GEL	793	257
7.00%, 05/30/24, GEL	4,609	1,455
		2,044
United States of America 0.5%
Federal Home Loan Mortgage Corporation
Interest Only, Series S-4070, REMIC, 4.36%, (6.10% - (1M USD LIBOR * 1)), 06/15/32 (g)	2,028	325
Federal National Mortgage Association, Inc.
Interest Only, Series 2013-DS-15, REMIC, 4.41%, (6.20% - (1M USD LIBOR * 1)), 03/25/33 (g)	714	116
Interest Only, Series 2010-SJ-124, REMIC, 4.26%, (6.05% - (1M USD LIBOR * 1)), 11/25/38 (g)	817	33
Interest Only, Series 2012-SK-150, REMIC, 4.36%, (6.15% - (1M USD LIBOR * 1)), 01/25/43 (g)	1,843	265
Interest Only, Series 2018-BI-58, REMIC, 4.00%, 08/25/48	2,020	280
		1,019
Argentina 0.3%
Presidencia De La Nacion
4.50%, 04/13/20	1,015	571
Total Government And Agency Obligations (cost $125,826)		140,171
COMMON STOCKS 5.0%
Iceland 2.4%
Arion Banki hf (e)	2,033	1,449
EIK Fasteignafelag hf	6,810	463
Eimskipafelag Islands hf	566	886
Hagar hf	2,274	823
Reginn hf (h)	2,691	493
Reitir fasteignafelag hf	1,267	763
Siminn hf	12,128	537
		5,414
Vietnam 1.3%
Baoviet Holdings	23	67
Binh Minh Plastics Joint Stock Company	36	71
Coteccons Construction Joint Stock Company	19	42
Domesco Medical Import-Export Joint-Stock Corporation	11	34
Hoa Phat Group JSC (h)	163	166
Joint Stock Commercial Bank for Foreign Trade of Vietnam	88	342
Joint Stock Commercial Bank For Investment and Development of Vietnam	67	134
Kido Corp.	17	14
Masan Group Corporation (h)	80	195
Petrovietnam Gas Joint Stock Corporation	24	96
Petrovietnam Power Nhon Trach 2 Joint Stock Company	127	118
Petrovietnam Technical Services Corporation	97	73
Refrigeration Electrical Engineering Corporation (i)	37	63
SSI Securities Corp.	96	75
Viet Capital Securities Joint Stock Company	61	77
Vietnam Dairy Products Joint Stock Company	58	293
Vietnam Prosperity Joint-Stock Commercial Bank (h) (i)	82	75
Vietnam Technological And Commercial Joint- Stock Bank (h) (i)	110	112
Vingroup Joint Stock Company (h)	176	874
		2,921
Singapore 0.5%
Yoma Strategic Holdings Ltd. (h)	4,856	1,267
Greece 0.4%
Alpha Bank A.E. (h)	58	124
Eurobank Ergasias S.A. (h)	114	117
Hellenic Telecommunications Organization SA	8	125

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JUMBO SA	6	127
National Bank of Greece SA (h)	35	119
OPAP SA	11	142
Piraeus Bank SA (h)	35	119
		873
Cyprus 0.3%
Bank of Cyprus Holdings Public Limited Company (h)	491	651
Serbia 0.1%
Komercijalna Banka Ad, Beograd (Vracar) (h)	8	264
Mongolia 0.0%
Mongolian Mining Corporation (h)	609	51
Total Common Stocks (cost $13,101)		11,441
SENIOR LOAN INTERESTS 3.6%
Tanzania 2.5%
Tanzania Republic
Term Loan, 7.09%, (6M LIBOR + 5.20%), 05/23/23 (g) (j)	1,940	1,945
The Ministry of Finance and Planning, Government of the United Republic of Tanzania
Term Loan, 7.12%, (6M LIBOR + 5.20%), 06/26/22 (g) (j)	3,607	3,623
		5,568
Kenya 1.1%
Kenya, Government of
Term Loan, 8.37%, (3M LIBOR + 6.45%), 06/29/25 (g) (j)	2,500	2,529
Total Senior Loan Interests (cost $8,023)		8,097
CORPORATE BONDS AND NOTES 2.7%
Iceland 0.9%
Arion Banki hf
6.00%, 04/12/24, ISK (c)	140,000	1,245
Islandsbanki hf.
6.40%, 10/26/23, ISK	40,000	360
Landsbankinn hf.
5.00%, 11/23/23, ISK	60,000	512
		2,117
Moldova 0.7%
Aragvi Finance International Designated Activity Company
12.00%, 04/09/24 (c)	1,419	1,511
Georgia 0.4%
Silknet JSC
11.00%, 04/02/24 (c)	709	790
Mexico 0.2%
Braskem Idesa, S.A.P.I.
7.45%, 11/15/29 (c)	315	335
Kaltex Textiles, S.A. de C.V.
8.88%, 04/11/22 (c)	200	164
		499
United Kingdom 0.2%
Ellaktor Value Plc
6.38%, 12/15/24, EUR (c)	425	494
Netherlands 0.1%
Braskem Netherlands Finance B.V.
5.88%, 01/31/50 (c)	330	329
Saint Lucia 0.1%
Digicel Holdings (Bermuda) Limited
8.75%, 05/25/24 (c)	262	255
Indonesia 0.1%
PT Jasa Marga (Persero) Tbk.
7.50%, 12/11/20, IDR (c)	2,660,000	188
Total Corporate Bonds And Notes (cost $5,931)		6,183
SHORT TERM INVESTMENTS 19.3%
Treasury Securities 7.9%
Georgia, Government of
6.20%, 05/07/20, GEL (k)	225	76
8.38%, 05/14/20, GEL (k)	1,930	652
6.13%, 06/04/20, GEL (k)	330	111
8.70%, 06/11/20, GEL (k)	715	240
6.12%, 07/02/20, GEL (k)	2,698	901
Pakistan, Government of
12.58%, 01/16/20, PKR (k)	148,800	955
12.80%, 01/30/20, PKR (k)	548,500	3,503
12.86%, 02/13/20, PKR (k)	304,500	1,935
12.46%, 05/21/20, PKR (k)	315,100	1,934
11.34%, 11/19/20, PKR (k)	333,100	1,926
11.42%, 12/03/20, PKR (k)	407,200	2,344
11.49%, 12/17/20, PKR (k)	561,600	3,218
The Arab Republic of Egypt
14.16%, 06/30/20, EGP (k)	3,425	199
		17,994
Investment Companies 7.7%
JNL Government Money Market Fund - Institutional Class, 1.48% (l) (m)	17,537	17,537
U.S. Treasury Bill 3.7%
Treasury, United States Department of
1.50%, 01/09/20 - 01/30/20 (k) (n)	8,500	8,494
Total Short Term Investments (cost $44,027)		44,025
Total Investments 92.1% (cost $196,908)		209,917
Total Securities Sold Short (0.5)% (proceeds $1,145)		(1,184)
Total Purchased Options 0.2% (cost $531)		503
Other Derivative Instruments (0.2)%		(348)
Other Assets and Liabilities, Net 8.4%		19,076
Total Net Assets 100.0%		227,964

(a) Consolidated Schedule of Investments.

(b) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(c) Security is restricted to resale to institutional investors. See Restricted Securities table following the Schedules of Investments.

(d) Treasury inflation indexed note, par amount is not adjusted for inflation.

(e) The Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2019, the value and the percentage of net assets of these liquid securities was $8,285 and 3.6% of the Fund.

(f) Treasury inflation indexed note, par amount is adjusted for inflation.

(g) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(h) Non-income producing security.

(i) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(j) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(k) The coupon rate represents the yield to maturity.

(l) Investment in affiliate.

(m) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

(n) All or a portion of the security is pledged or segregated as collateral.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (0.5%)
COMMON STOCKS (0.5%)
United Kingdom (0.5%)
Ashmore Group PLC	(172)	(1,184)
Total Common Stocks (proceeds $1,145)		(1,184)
Total Securities Sold Short (0.5%) (proceeds $1,145)		(1,184)

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Aragvi Finance International Designated Activity Company, 12.00%, 04/09/24	04/01/19	1,452	1,511	0.7
Arion Banki hf, 6.00%, 04/12/24	05/31/19	1,203	1,245	0.5
Braskem Idesa, S.A.P.I., 7.45%, 11/15/29	11/25/19	314	335	0.2
Braskem Netherlands Finance B.V., 5.88%, 01/31/50	10/29/19	326	329	0.1
Cabinet of Ministers of Ukraine, 0.00%, 05/31/40	04/03/19	3,974	4,924	2.2
Digicel Holdings (Bermuda) Limited, 8.75%, 05/25/24	07/11/19	252	255	0.1
El Salvador Government International Bond, 8.25%, 04/10/32	01/25/18	2,282	2,348	1.0
El Salvador Government International Bond, 7.63%, 02/01/41	11/05/19	165	170	0.1
Ellaktor Value Plc, 6.38%, 12/15/24	12/05/19	472	494	0.2
Government of the People's Republic of Benin, 5.75%, 03/26/26	03/19/19	2,532	2,633	1.2
Kaltex Textiles, S.A. de C.V., 8.88%, 04/11/22	10/10/19	162	164	0.1
Nigeria, Federal Government of, 8.75%, 01/21/31	09/05/19	1,259	1,222	0.5
Nigeria, Federal Government of, 7.88%, 02/16/32	09/12/19	916	889	0.4
Presidencia de la Republica de El Salvador, 8.63%, 02/28/29	01/29/18	906	940	0.4
Presidencia de la Republica de El Salvador, 7.65%, 06/15/35	10/24/19	629	657	0.3
Presidencia de la Republica de El Salvador, 7.12%, 01/20/50	07/30/19	2,922	3,055	1.3
PT Jasa Marga (Persero) Tbk., 7.50%, 12/11/20	11/30/17	197	188	0.1
Silknet JSC, 11.00%, 04/02/24	03/26/19	709	790	0.3
Thailand, Kingdom of, 1.25%, 03/12/28	05/18/17	2,669	3,139	1.4
The Arab Republic of Egypt, 4.75%, 04/11/25	07/18/19	986	1,018	0.4
The Arab Republic of Egypt, 5.63%, 04/16/30	07/18/19	127	130	0.1
The Arab Republic of Egypt, 6.38%, 04/11/31	07/18/19	4,119	4,220	1.9
The Arab Republic of Egypt, 8.50%, 01/31/47	08/23/19	684	706	0.3
The Arab Republic of Egypt, 8.70%, 03/01/49	08/22/19	3,261	3,327	1.5
The Arab Republic of Egypt, 8.15%, 11/20/59	11/13/19	736	772	0.3
		33,254	35,461	15.6

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
Light Sweet Crude Oil, WTI	59	July 2020		3,385	(40)	56
MSCI Taiwan Index	29	January 2020		1,338	(10)	(5)
S&P/ASX 200 Index	12	March 2020	AUD	2,040	(29)	(41)
Topix Index	16	March 2020	JPY	274,570	—	7
					(79)	17
Short Contracts
Euro BOBL	(23)	March 2020	EUR	(3,085)	—	13
Euro Bund	(5)	March 2020	EUR	(861)	—	9
Light Sweet Crude Oil, WTI	(54)	March 2020		(3,200)	37	(62)
United States Ultra Bond	(1)	March 2020		(189)	1	7
					38	(33)

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M Canada Bankers Acceptance (Q)	Receiving	1.80	(S)	06/11/24	CAD	19,900	9	161
3M LIBOR (Q)	Receiving	2.22	(S)	03/28/24		597	1	(12)
3M LIBOR (Q)	Receiving	2.37	(S)	04/03/24		650	1	(18)
3M LIBOR (Q)	Receiving	1.85	(S)	07/15/24		200	—	(1)
3M LIBOR (Q)	Receiving	1.79	(S)	07/23/24		150	—	—
3M LIBOR (Q)	Receiving	1.40	(S)	08/23/24		100	—	1
3M LIBOR (Q)	Receiving	1.64	(S)	11/07/24		300	—	1
3M LIBOR (Q)	Receiving	1.74	(S)	12/16/26		5,809	11	19
3M LIBOR (Q)	Receiving	2.03	(S)	07/17/29		4,874	13	(68)
3M LIBOR (Q)	Receiving	1.46	(S)	09/09/29		280	1	10
3M LIBOR (Q)	Receiving	1.47	(S)	09/09/29		673	2	25
3M LIBOR (Q)	Receiving	1.49	(S)	09/10/29		57	—	2
3M LIBOR (Q)	Receiving	1.64	(S)	09/16/29		824	2	18

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M LIBOR (Q)	Receiving	1.67	(S)	11/27/29		248	1	5
3M LIBOR (Q)	Receiving	2.99	(S)	07/03/38		297	1	(17)
3M LIBOR (Q)	Receiving	2.98	(S)	07/05/38		414	1	(23)
3M LIBOR (Q)	Receiving	3.01	(S)	07/05/38		414	1	(24)
3M LIBOR (Q)	Receiving	3.01	(S)	07/05/38		539	2	(32)
3M LIBOR (Q)	Receiving	2.98	(S)	07/06/38		580	2	(33)
3M LIBOR (Q)	Receiving	2.97	(S)	07/07/38		893	3	(50)
3M LIBOR (Q)	Receiving	3.04	(S)	12/21/38		1,961	6	(119)
3M LIBOR (Q)	Receiving	2.80	(S)	03/27/39		1,414	4	(60)
3M LIBOR (Q)	Receiving	2.52	(S)	06/04/39		2,617	8	(50)
3M LIBOR (Q)	Receiving	2.21	(S)	08/01/49		954	9	(25)
3M LIBOR (Q)	Receiving	1.71	(S)	08/27/49		97	1	8
3M LIBOR (Q)	Receiving	1.70	(S)	08/27/49		111	1	10
3M LIBOR (Q)	Receiving	1.65	(S)	08/28/49		90	1	9
3M LIBOR (Q)	Receiving	1.57	(S)	08/29/49		360	3	43
3M LIBOR (Q)	Receiving	1.54	(S)	08/30/49		100	1	13
3M LIBOR (Q)	Receiving	1.65	(S)	09/09/49		351	3	35
3M LIBOR (Q)	Receiving	1.70	(S)	09/12/49		184	2	16
3M LIBOR (Q)	Receiving	1.81	(S)	09/13/49		120	1	8
3M LIBOR (Q)	Receiving	1.97	(S)	11/15/49		146	1	4
3M LIBOR (Q)	Receiving	1.94	(S)	12/11/49		294	3	10
3M LIBOR (Q)	Receiving	1.93	(S)	12/12/49		480	4	17
3M LIBOR (Q)	Receiving	2.05	(S)	12/30/49		340	3	3
3M LIBOR (Q)	Paying	2.07	(S)	07/03/38		6,759	(18)	(100)
3M LIBOR (Q)	Paying	1.81	(S)	07/05/38		2,927	(7)	(103)
3M LIBOR (Q)	Paying	1.66	(S)	07/07/38		3,377	(8)	(160)
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	3.49	(S)	05/11/27	NZD	9,850	(1)	(879)
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	3.17	(S)	06/26/27	NZD	6,430	(2)	(478)
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	3.13	(S)	01/09/28	NZD	7,000	(3)	(528)
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	3.24	(S)	06/07/28	NZD	3,000	(1)	(252)
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Paying	4.96	(S)	04/29/24	NZD	6,530	—	703
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Paying	4.05	(S)	06/16/25	NZD	5,278	—	465
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Paying	4.05	(S)	06/16/25	NZD	3,210	—	283
6M EURIBOR (S)	Receiving	(0.30)	(A)	07/23/24	EUR	250	—	2
6M EURIBOR (S)	Receiving	(0.53)	(A)	08/22/24	EUR	654	(1)	13
6M EURIBOR (S)	Receiving	(0.52)	(A)	08/30/24	EUR	150	—	3
6M EURIBOR (S)	Receiving	0.11	(A)	07/23/29	EUR	382	(1)	6
6M EURIBOR (S)	Receiving	0.11	(A)	07/23/29	EUR	533	(1)	5
6M EURIBOR (S)	Receiving	(0.05)	(A)	08/06/29	EUR	505	(1)	12
6M EURIBOR (S)	Receiving	(0.08)	(A)	08/06/29	EUR	700	(2)	18
6M EURIBOR (S)	Receiving	(0.16)	(A)	09/12/29	EUR	460	(1)	16
6M GBP LIBOR (S)	Receiving	1.49	(S)	02/28/29	GBP	2,796	(15)	(150)
6M GBP LIBOR (S)	Receiving	1.49	(S)	02/28/29	GBP	3,150	(17)	(170)
6M SIBOR (S)	Paying	2.45	(S)	10/22/23	SGD	9,000	4	241
6M SIBOR (S)	Paying	2.08	(S)	12/13/23	SGD	3,970	1	69
6M SIBOR (S)	Paying	2.09	(S)	12/13/23	SGD	7,300	3	129
6M SIBOR (S)	Paying	1.55	(S)	08/14/24	SGD	1,922	—	4
6M SIBOR (S)	Paying	1.55	(S)	08/14/24	SGD	1,672	—	3
6M SIBOR (S)	Paying	1.56	(S)	08/14/24	SGD	1,880	—	5
6M SIBOR (S)	Paying	1.57	(S)	08/14/24	SGD	1,880	—	5
6M SIBOR (S)	Paying	1.57	(S)	08/14/24	SGD	2,716	—	7
7-Day China Fixing Repo Rate (Q)	Paying	3.18	(Q)	04/30/24	CNY	12,700	1	21
7-Day China Fixing Repo Rate (Q)	Paying	3.18	(Q)	04/30/24	CNY	37,900	—	63
7-Day China Fixing Repo Rate (Q)	Paying	3.18	(Q)	04/30/24	CNY	12,600	1	21
7-Day China Fixing Repo Rate (Q)	Paying	3.18	(Q)	04/30/24	CNY	20,200	—	34
7-Day China Fixing Repo Rate (Q)	Paying	2.90	(Q)	06/06/24	CNY	12,113	1	(1)
7-Day China Fixing Repo Rate (Q)	Paying	2.90	(Q)	06/06/24	CNY	9,085	1	—
7-Day China Fixing Repo Rate (Q)	Paying	2.90	(Q)	06/06/24	CNY	9,085	1	—
7-Day China Fixing Repo Rate (Q)	Paying	2.90	(Q)	06/06/24	CNY	18,169	—	(1)
7-Day China Fixing Repo Rate (Q)	Paying	2.90	(Q)	06/06/24	CNY	4,542	1	—
7-Day China Fixing Repo Rate (Q)	Paying	2.87	(Q)	06/10/24	CNY	6,056	1	(1)
7-Day China Fixing Repo Rate (Q)	Paying	2.94	(Q)	06/12/24	CNY	26,000	1	5
7-Day China Fixing Repo Rate (Q)	Paying	2.94	(Q)	06/12/24	CNY	20,000	1	4

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
7-Day China Fixing Repo Rate (Q)	Paying	2.95	(Q)	06/12/24	CNY	16,800	1	4
7-Day China Fixing Repo Rate (Q)	Paying	2.96	(Q)	06/12/24	CNY	9,000	1	3
7-Day China Fixing Repo Rate (Q)	Paying	3.22	(Q)	06/19/24	CNY	23,600	—	45
7-Day China Fixing Repo Rate (Q)	Paying	2.67	(Q)	08/12/24	CNY	25,480	1	(39)
7-Day China Fixing Repo Rate (Q)	Paying	2.67	(Q)	08/12/24	CNY	14,519	1	(22)
BRAZIBOR (A)	Paying	5.43	(A)	01/03/22	BRL	38,852	2	33
HICP (A)	Receiving	1.57	(A)	08/15/32	EUR	778	(1)	(44)
HICP (A)	Receiving	1.59	(A)	08/15/32	EUR	1,783	(2)	(108)
HICP (A)	Receiving	1.60	(A)	08/15/32	EUR	1,741	(2)	(111)
HICP (A)	Receiving	1.74	(A)	02/15/33	EUR	86	—	(8)
HICP (A)	Paying	1.77	(A)	08/15/42	EUR	778	—	93
HICP (A)	Paying	1.79	(A)	08/15/42	EUR	1,741	1	222
HICP (A)	Paying	1.78	(A)	08/15/42	EUR	1,783	1	214
HICP (A)	Paying	1.93	(A)	02/15/43	EUR	86	—	15
HICP (A)	Paying	1.90	(A)	08/04/47	EUR	469	—	87
HICP (A)	Paying	1.89	(A)	08/07/47	EUR	29	—	5
U.S. CPURNSA (A)	Receiving	1.73	(A)	06/21/24		6,744	11	41
U.S. CPURNSA (A)	Receiving	1.88	(A)	07/15/24		3,470	5	(7)
U.S. CPURNSA (A)	Receiving	2.42	(A)	02/06/43		609	5	(67)
U.S. CPURNSA (A)	Receiving	2.16	(A)	08/04/47		631	5	(26)
U.S. CPURNSA (A)	Receiving	2.13	(A)	08/22/47		797	6	(26)
U.S. CPURNSA (A)	Receiving	2.15	(A)	08/25/47		792	7	(29)
U.S. CPURNSA (A)	Receiving	2.15	(A)	09/01/47		790	7	(30)
U.S. CPURNSA (A)	Paying	2.41	(A)	02/06/33		609	(3)	37
							86	(518)

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1]	Value ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection
CDX.EM.31 (Q)	1.00	06/20/24	735	19	—	(3)
Gobierno Federal de los Estados Unidos Mexicanos (Q)	1.00	12/20/24	9,370	(96)	(4)	(18)
Ministry of Diwan Amiri Affairs (Q)	1.00	12/20/22	2,380	(59)	—	(59)
Ministry of Finance of the Russian Federation (Q)	1.00	12/20/24	12,805	(271)	—	(157)
Penerbangan Malaysia Berhad (Q)	1.00	12/20/24	22,570	(700)	3	(120)
Presidencia Da Republica Federativa Do Brasil (Q)	1.00	12/20/24	9,546	(4)	(9)	(17)
Presidencia de la Republica de Colombia (Q)	1.00	12/20/24	9,370	(122)	(1)	(3)
South Africa, Parliament of (Q)	1.00	12/20/23	2,215	29	—	(84)
				(1,204)	(11)	(461)
Credit default swap agreements - sell protection
The Republic of Indonesia, The Government of (Q)	1.00	12/20/24	(6,400)	113	—	75

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts [1]	Value ($)
Foreign Currency Options
USD/BRL Spot Rate	SCB	Put	BRL	3.57	07/20/20	3,350,000	5

Interest Rate Swaptions
3M LIBOR, 07/07/38	MSC	Call		2.98	07/05/28	4,146,000	366
3M LIBOR, 07/07/38	MSC	Put		2.98	07/05/28	4,146,000	132
							498

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AED/USD	BNP	02/03/20	AED	24,100	6,560	8
AED/USD	BNP	02/05/20	AED	21,650	5,894	1
AED/USD	BNP	02/18/20	AED	3,735	1,017	1
AUD/USD	CGM	01/09/20	AUD	3,161	2,219	56
AUD/USD	CIT	01/13/20	AUD	3,725	2,615	52
AUD/USD	CIT	01/15/20	AUD	4,173	2,929	71
AUD/USD	CIT	03/13/20	AUD	17,911	12,591	366
BRL/USD	SCB	01/03/20	BRL	26,556	6,602	319
BRL/USD	SCB	02/04/20	BRL	21,214	5,269	11
BRL/USD	SCB	07/23/20	BRL	3,483	857	(46)
CAD/USD	CIT	03/20/20	CAD	8,947	6,892	65
COP/USD	SCB	01/07/20	COP	7,483,479	2,276	132
EGP/USD	JPM	01/22/20	EGP	23,600	1,467	115
EGP/USD	GSC	02/10/20	EGP	89,659	5,557	620
EGP/USD	HSB	04/16/20	EGP	4,000	245	9
EGP/USD	GSC	04/21/20	EGP	10,730	656	94
EGP/USD	HSB	04/21/20	EGP	32,700	1,999	287
EGP/USD	GSC	05/07/20	EGP	58,212	3,547	492
EGP/USD	JPM	08/03/20	EGP	5,506	329	27
EGP/USD	MSC	11/09/20	EGP	42,029	2,447	78
EGP/USD	GSC	11/12/20	EGP	5,000	291	9
EUR/USD	MSC	01/07/20	EUR	732	823	9
EUR/USD	SCB	01/08/20	EUR	2,184	2,451	14
EUR/USD	CIT	01/10/20	EUR	5,551	6,230	70
EUR/USD	CIT	01/13/20	EUR	584	656	6
EUR/USD	GSC	01/13/20	EUR	656	737	5
EUR/USD	CIT	01/22/20	EUR	1,237	1,390	5
GBP/USD	CIT	03/20/20	GBP	881	1,170	21
INR/USD	ANZ	01/06/20	INR	202,920	2,842	(5)
INR/USD	CIT	01/06/20	INR	9,800	137	—
INR/USD	ANZ	01/22/20	INR	20,100	281	—
INR/USD	CIT	01/22/20	INR	55,455	775	6
INR/USD	ANZ	01/23/20	INR	118,460	1,656	(4)
INR/USD	ANZ	02/24/20	INR	42,610	594	(2)
INR/USD	GSC	02/24/20	INR	325	5	—
INR/USD	CIT	03/16/20	INR	150,574	2,093	(17)
INR/USD	CIT	04/03/20	INR	90,850	1,260	(1)
JPY/USD	CIT	02/26/20	JPY	484,692	4,475	(11)
JPY/USD	CIT	03/11/20	JPY	609,528	5,632	(16)
JPY/USD	CIT	03/13/20	JPY	308,148	2,847	(4)
JPY/USD	CIT	03/26/20	JPY	261,000	2,414	13
KRW/USD	ANZ	01/08/20	KRW	2,268,060	1,962	42
KRW/USD	SCB	01/08/20	KRW	2,424,671	2,097	65
KRW/USD	ANZ	01/09/20	KRW	214,590	186	2
KRW/USD	ANZ	01/16/20	KRW	118,975	103	1
MYR/USD	GSC	02/20/20	MYR	5,810	1,419	21
NOK/EUR	SCB	01/15/20	EUR	(6,041)	(6,782)	217
NOK/USD	CIT	03/19/20	NOK	50,556	5,760	155
NZD/USD	CIT	01/09/20	NZD	3,210	2,161	129
NZD/USD	CIT	02/24/20	NZD	649	437	20
NZD/USD	CIT	03/05/20	NZD	1,843	1,242	42
NZD/USD	CIT	03/13/20	NZD	3,167	2,134	64
PHP/USD	SCB	01/09/20	PHP	58,900	1,163	31
PHP/USD	BOA	02/10/20	PHP	36,056	711	2
PHP/USD	MSC	03/05/20	PHP	11,600	229	2
PHP/USD	SCB	03/05/20	PHP	12,228	241	2
PHP/USD	CIT	03/09/20	PHP	65,013	1,281	5
PHP/USD	SCB	03/09/20	PHP	65,013	1,281	5
RSD/EUR	CIT	01/27/20	EUR	(561)	(631)	—
RSD/EUR	JPM	02/24/20	EUR	(1,996)	(2,247)	2
RUB/USD	CIT	01/10/20	RUB	92,127	1,483	(6)
RUB/USD	GSC	01/10/20	RUB	192,313	3,096	(15)
SEK/EUR	SCB	01/27/20	EUR	(1,827)	(2,052)	8
SEK/USD	CIT	02/10/20	SEK	24,812	2,654	61
THB/USD	SCB	03/06/20	THB	316	11	—
THB/USD	SCB	03/16/20	THB	18,492	618	6
TRY/USD	SCB	01/06/20	TRY	13,009	2,185	(25)
TRY/USD	SCB	01/06/20	TRY	12,814	2,152	3
TRY/USD	GSC	02/03/20	TRY	23,946	3,992	(1,220)
TRY/USD	GSC	02/03/20	TRY	185	31	4
TRY/USD	JPM	02/03/20	TRY	12,676	2,114	(618)
TRY/USD	JPM	02/03/20	TRY	38	6	1
TRY/USD	DUB	02/10/20	TRY	9,945	1,655	(503)
TRY/USD	DUB	02/10/20	TRY	57	9	1
TRY/USD	SCB	02/10/20	TRY	18,225	3,033	(928)
TRY/USD	SCB	02/10/20	TRY	80	13	2
TRY/USD	GSC	02/14/20	TRY	18,069	3,005	(919)
TRY/USD	SCB	02/14/20	TRY	12,701	2,112	(647)
TRY/USD	SCB	02/14/20	TRY	113	19	3
UGX/USD	SCB	03/16/20	UGX	477,315	128	9
UGX/USD	CIT	04/03/20	UGX	3,420,631	914	46
UGX/USD	SCB	04/14/20	UGX	223,645	60	4
UGX/USD	CIT	04/20/20	UGX	503,750	134	9
UGX/USD	SCB	06/15/20	UGX	465,123	122	7
UGX/USD	SCB	06/17/20	UGX	1,980,960	521	31
UGX/USD	CIT	06/26/20	UGX	518,750	136	7
UGX/USD	SCB	07/02/20	UGX	2,457,463	644	28
UGX/USD	SCB	07/10/20	UGX	2,088,947	546	21
UGX/USD	CIT	08/10/20	UGX	366,090	95	3
UGX/USD	SCB	08/14/20	UGX	512,942	132	4
USD/AED	BNP	02/03/20	AED	(35,804)	(9,746)	(39)
USD/AED	BNP	02/05/20	AED	(48,790)	(13,281)	(53)
USD/AED	BNP	02/18/20	AED	(3,735)	(1,017)	(4)
USD/AED	BNP	04/05/21	AED	(16,620)	(4,515)	(4)
USD/AED	BNP	04/08/21	AED	(45,084)	(12,246)	(8)
USD/AED	BNP	04/12/21	AED	(33,749)	(9,167)	(7)
USD/AED	MSC	04/12/21	AED	(35,551)	(9,656)	(5)
USD/AED	BNP	07/26/21	AED	(1,100)	(299)	—
USD/AUD	MSC	02/14/20	AUD	(6,660)	(4,679)	(109)
USD/AUD	CIT	03/05/20	AUD	(3,350)	(2,354)	(64)
USD/AUD	CIT	03/13/20	AUD	(1,000)	(703)	(20)
USD/BHD	BNP	02/24/20	BHD	(351)	(931)	(18)
USD/BHD	BNP	03/02/20	BHD	(351)	(931)	(19)
USD/BHD	BNP	03/19/20	BHD	(268)	(711)	(18)
USD/BHD	BNP	03/23/20	BHD	(335)	(888)	(20)
USD/BHD	BNP	03/26/20	BHD	(257)	(682)	(15)
USD/BRL	SCB	01/03/20	BRL	(26,556)	(6,602)	(67)
USD/BRL	SCB	07/23/20	BRL	(3,483)	(857)	46
USD/CNY	BOA	01/21/20	CNY	(2,000)	(287)	(6)
USD/CNY	CIT	01/23/20	CNY	(8,400)	(1,205)	(19)
USD/COP	SCB	01/07/20	COP	(7,483,479)	(2,276)	(30)
USD/EUR	MSC	01/06/20	EUR	(15)	(17)	—
USD/EUR	MSC	01/07/20	EUR	(6,851)	(7,687)	(105)
USD/EUR	SCB	01/08/20	EUR	(12,296)	(13,797)	(79)
USD/EUR	MSC	01/09/20	EUR	(8,501)	(9,538)	(196)
USD/EUR	MSC	01/09/20	EUR	(24)	(26)	—
USD/EUR	CIT	01/10/20	EUR	(7,896)	(8,861)	(100)
USD/EUR	CIT	01/10/20	EUR	(15,893)	(17,835)	104
USD/EUR	CIT	01/13/20	EUR	(3,946)	(4,429)	(40)
USD/EUR	UBS	01/13/20	EUR	(425)	(477)	(4)
USD/EUR	GSC	01/15/20	EUR	(7,970)	(8,947)	162
USD/EUR	MSC	01/17/20	EUR	(3,981)	(4,469)	(59)
USD/EUR	CIT	01/22/20	EUR	(1,504)	(1,689)	(6)
USD/EUR	CIT	01/22/20	EUR	(4,343)	(4,878)	69
USD/EUR	MSC	01/27/20	EUR	(1,666)	(1,872)	12
USD/EUR	MSC	01/31/20	EUR	(174)	(196)	1
USD/GHS	JPM	05/22/20	GHS	(1,083)	(180)	(1)
USD/GHS	JPM	05/22/20	GHS	(438)	(73)	—
USD/GHS	JPM	05/29/20	GHS	(472)	(78)	(1)
USD/GHS	SCB	05/29/20	GHS	(238)	(39)	(1)
USD/GHS	JPM	06/03/20	GHS	(599)	(99)	(2)
USD/GHS	SCB	06/04/20	GHS	(1,966)	(325)	(8)
USD/GHS	JPM	06/08/20	GHS	(736)	(121)	(2)
USD/GHS	SCB	06/08/20	GHS	(1,227)	(202)	(2)
USD/GHS	SCB	06/15/20	GHS	(1,204)	(198)	(2)
USD/GHS	JPM	06/17/20	GHS	(709)	(116)	(1)
USD/GHS	SCB	06/19/20	GHS	(709)	(116)	(2)
USD/GHS	JPM	06/22/20	GHS	(978)	(160)	1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/GHS	CIT	07/02/20	GHS	(1,277)	(208)	—
USD/GHS	JPM	07/13/20	GHS	(1,259)	(205)	1
USD/INR	ANZ	01/06/20	INR	(121,870)	(1,707)	4
USD/INR	CIT	01/06/20	INR	(90,850)	(1,272)	2
USD/KRW	ANZ	01/08/20	KRW	(1,426,081)	(1,233)	(26)
USD/KRW	CIT	01/08/20	KRW	(3,279,247)	(2,836)	(104)
USD/KRW	ANZ	01/09/20	KRW	(171,490)	(148)	(1)
USD/KRW	ANZ	01/09/20	KRW	(43,100)	(37)	—
USD/KRW	ANZ	01/16/20	KRW	(523,890)	(453)	(12)
USD/KRW	ANZ	01/21/20	KRW	(1,955,210)	(1,692)	(16)
USD/KRW	ANZ	01/22/20	KRW	(1,155,800)	(1,000)	(10)
USD/KRW	CIT	01/28/20	KRW	(39,970)	(35)	—
USD/KRW	SCB	01/28/20	KRW	(2,516,580)	(2,177)	(13)
USD/KRW	ANZ	01/29/20	KRW	(2,495,130)	(2,159)	(34)
USD/KRW	CIT	01/29/20	KRW	(2,719,449)	(2,353)	(31)
USD/KRW	JPM	01/29/20	KRW	(127,557)	(110)	(1)
USD/KRW	CIT	02/13/20	KRW	(3,871,198)	(3,351)	(6)
USD/KRW	JPM	03/10/20	KRW	(691,355)	(599)	(18)
USD/MYR	GSC	02/20/20	MYR	(5,810)	(1,419)	(18)
USD/NZD	CIT	01/09/20	NZD	(5,720)	(3,852)	(229)
USD/NZD	CIT	01/23/20	NZD	(2,953)	(1,989)	(95)
USD/NZD	CIT	01/28/20	NZD	(5,367)	(3,615)	(169)
USD/NZD	CIT	02/24/20	NZD	(4,694)	(3,162)	(146)
USD/NZD	CIT	03/05/20	NZD	(3,245)	(2,187)	(74)
USD/NZD	CIT	03/13/20	NZD	(9,873)	(6,653)	(200)
USD/OMR	BNP	08/17/20	OMR	(347)	(898)	(17)
USD/OMR	BNP	02/16/21	OMR	(501)	(1,290)	(22)
USD/OMR	BNP	04/08/21	OMR	(1,932)	(4,966)	(47)
USD/OMR	BNP	05/03/21	OMR	(1,401)	(3,598)	(29)
USD/OMR	SCB	05/27/21	OMR	(723)	(1,856)	(15)
USD/OMR	SCB	06/10/21	OMR	(2,031)	(5,211)	(51)
USD/OMR	BNP	08/19/21	OMR	(1,903)	(4,873)	(24)
USD/OMR	BNP	08/23/21	OMR	(185)	(475)	(3)
USD/RUB	SCB	01/10/20	RUB	(284,440)	(4,579)	(147)
USD/RUB	GSC	02/10/20	RUB	(192,313)	(3,084)	15
USD/RUB	CIT	04/09/20	RUB	(92,127)	(1,467)	6
USD/SGD	CIT	01/10/20	SGD	(1,571)	(1,168)	(17)
USD/THB	SCB	01/10/20	THB	(93,166)	(3,111)	(64)
USD/THB	SCB	01/24/20	THB	(28,529)	(953)	(10)
USD/TRY	GSC	02/03/20	TRY	(24,131)	(4,023)	732
USD/TRY	JPM	02/03/20	TRY	(12,714)	(2,120)	398
USD/TRY	DUB	02/10/20	TRY	(10,002)	(1,665)	306
USD/TRY	SCB	02/10/20	TRY	(18,305)	(3,047)	562
USD/TRY	GSC	02/14/20	TRY	(18,069)	(3,005)	602
USD/TRY	SCB	02/14/20	TRY	(12,814)	(2,131)	384
USD/UAH	GSC	01/08/20	UAH	(4,975)	(209)	(12)
USD/UAH	BOA	01/16/20	UAH	(45,076)	(1,889)	(37)
USD/UAH	BOA	01/16/20	UAH	(2,819)	(118)	1
USD/UAH	BOA	02/07/20	UAH	(38,502)	(1,606)	(86)
USD/UAH	BOA	02/10/20	UAH	(57,471)	(2,395)	(134)
USD/UAH	BOA	02/12/20	UAH	(7,298)	(304)	(16)
USD/UAH	CIT	02/12/20	UAH	(7,313)	(305)	(17)
USD/UAH	CIT	02/13/20	UAH	(19,290)	(803)	(40)
USD/UAH	BOA	02/20/20	UAH	(5,181)	(215)	(9)
USD/UAH	BOA	03/09/20	UAH	(48,951)	(2,024)	(53)
USD/ZAR	CIT	01/27/20	ZAR	(89,156)	(6,345)	(326)
USD/ZAR	SCB	02/24/20	ZAR	(46,151)	(3,272)	(182)
USD/ZAR	SCB	03/27/20	ZAR	(36,953)	(2,609)	(147)
USD/ZAR	CIT	04/20/20	ZAR	(97,970)	(6,896)	(209)
ZAR/USD	CIT	04/20/20	ZAR	68,010	4,786	145
					(138,592)	(1,460)

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — OTC Interest Rate Swap Agreements
Floating Rate Index[2]	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate[2] (%)		Expiration	Notional [1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
6M Thailand BIBOR (S)	Paying	BOA	2.18	(S)	02/22/29	THB	6,700	—	14
6M Thailand BIBOR (S)	Paying	CGM	2.18	(S)	02/22/29	THB	33,300	—	69
6M Thailand BIBOR (S)	Paying	GSC	2.19	(S)	02/22/29	THB	72,800	—	152
U.S. CPURNSA (A)	Receiving	BOA	1.97	(A)	06/23/27		10,060	—	(9)
								—	226

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional [1] ($)	Value ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection
Cabinet of Ministers of Ukraine (Q)	CGM	N/A	5.00	12/20/24	332	(16)	(1)	(15)
Cabinet of Ministers of Ukraine (Q)	JPM	N/A	5.00	12/20/24	317	(16)	—	(16)
Government of the Sultanate of Oman (Q)	BOA	N/A	1.00	12/20/22	2,216	47	125	(78)
Government of the Sultanate of Oman (Q)	BOA	N/A	1.00	06/20/26	1,600	146	262	(116)
Ministry of Diwan Amiri Affairs (Q)	GSC	N/A	1.00	12/20/20	1,930	(19)	30	(49)
Ministry of Diwan Amiri Affairs (Q)	GSC	N/A	1.00	12/20/20	1,850	(18)	42	(60)
Ministry of Diwan Amiri Affairs (Q)	BNP	N/A	1.00	06/20/21	3,140	(44)	15	(59)
Ministry of Diwan Amiri Affairs (Q)	CGM	N/A	1.00	06/20/21	590	(8)	3	(11)
Ministry of Diwan Amiri Affairs (Q)	CGM	N/A	1.00	06/20/21	990	(14)	7	(21)
Ministry of Diwan Amiri Affairs (Q)	CGM	N/A	1.00	06/20/21	270	(3)	1	(4)
Ministry of Diwan Amiri Affairs (Q)	CGM	N/A	1.00	06/20/21	400	(6)	3	(9)
Ministry of Diwan Amiri Affairs (Q)	GSC	N/A	1.00	06/20/21	1,190	(16)	10	(26)
Ministry of Diwan Amiri Affairs (Q)	GSC	N/A	1.00	06/20/21	920	(12)	—	(12)
Ministry of Diwan Amiri Affairs (Q)	GSC	N/A	1.00	06/20/21	3,150	(44)	18	(62)
Ministry of Diwan Amiri Affairs (Q)	GSC	N/A	1.00	06/20/21	530	(7)	3	(10)
Ministry of Diwan Amiri Affairs (Q)	GSC	N/A	1.00	12/20/23	700	(21)	2	(23)
Ministry of Diwan Amiri Affairs (Q)	GSC	N/A	1.00	12/20/23	2,506	(73)	4	(77)
South Africa, Parliament of (Q)	GSC	N/A	1.00	12/20/23	9,200	117	1,206	(1,089)
South Africa, Parliament of (Q)	BNP	N/A	1.00	12/20/25	3,800	178	710	(532)
South Africa, Parliament of (Q)	CGM	N/A	1.00	06/20/29	2,930	297	376	(79)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counter-party	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional [1] ($)	Value ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
The Arab Republic of Egypt (Q)	JPM	N/A	1.00	12/20/24	664	55	67	(12)
					39,225	523	2,883	(2,360)
Credit default swap agreements - sell protection
The Republic of Indonesia, The Government of (Q)	BOA	0.63	1.00	12/20/24	(2,535)	45	16	29
The Republic of Indonesia, The Government of (Q)	CGM	0.63	1.00	12/20/24	(3,145)	56	19	37
The Republic of Indonesia, The Government of (Q)	GSC	0.63	1.00	12/20/24	(2,750)	50	17	33
The Republic of Indonesia, The Government of (Q)	JPM	0.63	1.00	12/20/24	(1,630)	30	10	20
					(10,060)	181	62	119

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
INDEX
CSI 500 Net Total Return Index (A)	3M LIBOR -1.10% (Q)	JPM	01/17/20	CNY	139	—	106
Shenzhen Composite Index Shell (A)	3M LIBOR -1.09% (Q)	UBS	02/12/20	CNY	216	—	42
						—	148

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL/FAMCO Flex Core Covered Call Fund
COMMON STOCKS 101.8%
Information Technology 27.2%
Apple Inc. (a)	32	9,514
Broadcom Inc. (a)	17	5,499
Cisco Systems, Inc. (a)	127	6,062
International Business Machines Corporation (a)	23	3,069
MasterCard Incorporated - Class A (a)	24	7,136
Microsoft Corporation (a)	59	9,257
Oracle Corporation (a)	53	2,792
		43,329
Industrials 15.8%
Delta Air Lines Inc. (a)	56	3,275
Honeywell International Inc. (a)	28	4,921
Lockheed Martin Corporation (a)	17	6,736
Raytheon Co. (a)	17	3,670
Union Pacific Corporation (a)	18	3,218
United Technologies Corporation (a)	22	3,355
		25,175
Financials 13.7%
American Express Company (a)	37	4,544
BlackRock, Inc. (a)	11	5,379
JPMorgan Chase & Co. (a)	58	8,141
The Allstate Corporation (a)	33	3,745
		21,809
Health Care 11.5%
Bristol-Myers Squibb Company (a)	59	3,800
Medtronic Public Limited Company (a)	69	7,794
Merck & Co., Inc. (a)	45	4,102
Thermo Fisher Scientific Inc. (a)	8	2,696
		18,392
Consumer Staples 10.9%
Constellation Brands, Inc. - Class A (a)	12	2,353
Costco Wholesale Corporation (a)	19	5,673
General Mills, Inc. (a)	45	2,394
Mondelez International, Inc. - Class A (a)	73	3,993
Philip Morris International Inc. (a)	35	3,012
		17,425
Consumer Discretionary 8.6%
Ross Stores Inc. (a)	32	3,737
The Home Depot, Inc. (a)	25	5,350
Whirlpool Corporation (a)	32	4,647
		13,734
Energy 6.1%
Chevron Corporation (a)	52	6,279
ConocoPhillips (a)	54	3,499
		9,778
Materials 5.0%
Dow Holdings Inc. (a)	29	1,582
DuPont de Nemours, Inc (a)	63	4,064
Nucor Corporation (a)	41	2,307
		7,953
Communication Services 3.0%
AT&T Inc. (a)	76	2,978
ViacomCBS Inc. - Class B (a)	44	1,847
		4,825
Total Common Stocks (cost $123,783)		162,420
SHORT TERM INVESTMENTS 1.0%
Investment Companies 1.0%
JNL Government Money Market Fund - Institutional Class, 1.48% (b) (c)	1,540	1,540
Total Short Term Investments (cost $1,540)		1,540
Total Investments 102.8% (cost $125,323)		163,960
Other Derivative Instruments (2.9)%		(4,589)
Other Assets and Liabilities, Net 0.1%		190
Total Net Assets 100.0%		159,561

(a) All or a portion of the security is subject to a written call option.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

JNL/FAMCO Flex Core Covered Call Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
American Express Company	Call	125.00	01/17/20	365	(43)
Apple Inc.	Call	255.00	01/17/20	167	(653)
Apple Inc.	Call	240.00	01/17/20	157	(847)
AT&T Inc.	Call	38.00	01/17/20	762	(99)
BlackRock, Inc.	Call	500.00	01/17/20	107	(115)
Bristol-Myers Squibb Company	Call	67.50	02/21/20	592	(48)
Broadcom Inc.	Call	320.00	02/21/20	174	(162)
Chevron Corporation	Call	125.00	01/17/20	521	(13)
Cisco Systems, Inc.	Call	49.00	01/31/20	1,264	(57)
ConocoPhillips	Call	65.00	01/17/20	214	(31)
ConocoPhillips	Call	67.50	02/21/20	324	(47)
Constellation Brands, Inc.	Call	205.00	01/17/20	124	(11)
Costco Wholesale Corporation	Call	305.00	01/17/20	193	(12)
Delta Air Lines, Inc.	Call	60.00	03/20/20	560	(93)
Dow Inc.	Call	55.00	01/17/20	289	(29)
DuPont de Nemours, Inc	Call	66.00	01/31/20	633	(86)
General Mills, Inc.	Call	55.00	01/17/20	447	(10)
Honeywell International Inc.	Call	185.00	01/17/20	78	(1)
Honeywell International Inc.	Call	175.00	01/17/20	200	(73)
International Business Machines Corporation	Call	140.00	01/17/20	229	(3)
JPMorgan Chase & Co.	Call	140.00	03/20/20	584	(255)
Lockheed Martin Corporation	Call	410.00	01/17/20	173	(2)
MasterCard Incorporated	Call	280.00	01/17/20	239	(458)
Medtronic Public Limited Company	Call	114.00	01/24/20	687	(105)
Merck & Co., Inc.	Call	87.50	01/17/20	451	(170)
Microsoft Corporation	Call	160.00	03/20/20	587	(276)
Mondelez International, Inc.	Call	55.00	02/21/20	725	(114)
Nucor Corporation	Call	60.00	02/21/20	410	(24)
Oracle Corporation	Call	55.00	02/21/20	527	(24)
Philip Morris International Inc.	Call	87.50	03/20/20	354	(82)
Raytheon Company	Call	230.00	02/21/20	167	(45)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

JNL/FAMCO Flex Core Covered Call Fund — Exchange Traded Written Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Ross Stores, Inc.	Call	115.00	01/17/20	321	(87)
The Allstate Corporation	Call	115.00	01/17/20	166	(6)
The Allstate Corporation	Call	110.00	01/17/20	167	(50)
The Home Depot, Inc.	Call	225.00	01/17/20	245	(17)
Thermo Fisher Scientific Inc.	Call	310.00	01/17/20	83	(134)
Union Pacific Corporation	Call	180.00	02/21/20	178	(125)
United Technologies Corporation	Call	150.00	01/17/20	224	(45)
ViacomCBS Inc.	Call	45.00	01/17/20	440	(5)
Whirlpool Corporation	Call	150.00	01/31/20	315	(132)
					(4,589)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL/Lazard International Strategic Equity Fund
COMMON STOCKS 92.5%
United Kingdom 16.4%
Aon PLC - Class A	34	6,996
ASOS Plc (a)	1	44
Coca-Cola European Partners PLC	79	3,941
Diageo PLC	125	5,293
Informa Switzerland Limited	543	6,169
Lloyds Banking Group PLC	4,352	3,613
Relx PLC	175	4,415
Rentokil Initial PLC	546	3,280
Rio Tinto PLC	62	3,686
Tesco PLC	225	760
		38,197
Japan 13.2%
AEON Financial Service Co. Ltd.	116	1,832
Daiwa House Industry Co. Ltd.	16	510
Digital Garage Inc.	49	2,036
Kao Corp.	50	4,135
Komatsu Ltd.	143	3,446
Makita Corp.	99	3,423
NEXON Co.,Ltd. (a)	164	2,174
Nintendo Co. Ltd.	12	4,756
Pan Pacific International Holdings Corporation	101	1,672
Suzuki Motor Corp.	56	2,333
Tokyo Electron Ltd.	9	2,006
Yamaha Corp.	43	2,382
		30,705
France 9.5%
AtoS SE	29	2,406
Engie	324	5,246
Sanofi SA	76	7,635
Vivendi SA	235	6,797
		22,084
Ireland 9.2%
Accenture Public Limited Company - Class A	28	5,942
CRH Plc	111	4,447
Medtronic Public Limited Company	54	6,114
Ryanair Holdings Plc - ADR (a)	54	4,762
		21,265
Canada 9.1%
CAE Inc.	278	7,368
National Bank of Canada (b)	88	4,880
Suncor Energy Inc.	127	4,178
Toromont Industries Ltd.	86	4,652
		21,078
Switzerland 7.4%
ABB Ltd.	241	5,844
Alcon AG (a)	38	2,130
Julius Bar Gruppe AG	73	3,766
Novartis AG	58	5,520
		17,260
Germany 6.6%
Beiersdorf AG	38	4,616
Knorr - Bremse Aktiengesellschaft	15	1,524
SAP SE	27	3,722
TeamViewer AG (a)	60	2,168
Vonovia SE	62	3,345
		15,375
Hong Kong 5.1%
AIA Group Limited	843	8,865
ESR Cayman Limited (a) (c)	426	959
Techtronic Industries Company Limited	253	2,076
		11,900
Denmark 2.8%
Carlsberg A/S - Class B	23	3,486
Genmab A/S (a)	14	3,085
		6,571
Israel 2.5%
Bank Leumi Le-Israel BM	225	1,636
Israel Discount Bank Ltd. - Class A	887	4,122
		5,758
Norway 2.2%
Equinor ASA	189	3,770
Mowi ASA	54	1,400
		5,170
Sweden 2.1%
Assa Abloy AB - Class B	12	281
Hexagon Aktiebolag - Class B	42	2,348
Saab AB - Class B (b)	67	2,242
		4,871
Finland 2.1%
Sampo Oyj - Class A	109	4,753
Singapore 1.9%
DBS Group Holdings Ltd.	231	4,447
Italy 1.8%
Banca Mediolanum SpA	199	1,973
Enel SpA	268	2,131
		4,104
Spain 0.6%
Siemens Gamesa Renewable Energy, S.A.	72	1,272
Total Common Stocks (cost $194,497)		214,810
PREFERRED STOCKS 2.9%
Germany 2.9%
Volkswagen AG (d)	34	6,833
Total Preferred Stocks (cost $6,191)		6,833
SHORT TERM INVESTMENTS 5.8%
Investment Companies 4.9%
JNL Government Money Market Fund - Institutional Class, 1.48% (e) (f)	11,461	11,461
Securities Lending Collateral 0.9%
JNL Securities Lending Collateral Fund - Institutional Class, 1.57% (e) (f)	2,096	2,096
Total Short Term Investments (cost $13,557)		13,557
Total Investments 101.2% (cost $214,245)		235,200
Other Derivative Instruments 0.0%		2
Other Assets and Liabilities, Net (1.2)%		(2,867)
Total Net Assets 100.0%		232,335

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2019.

(c) The Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2019, the value and the percentage of net assets of these liquid securities was $959 and 0.4% of the Fund.

(d) Convertible security.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
GBP/USD	SSB	01/02/20	GBP	76	100	1
HKD/USD	SSB	01/02/20	HKD	17	2	—
HKD/USD	SSB	01/03/20	HKD	17	2	—
JPY/USD	SSB	01/06/20	JPY	2,133	20	—
JPY/USD	SSB	01/07/20	JPY	6,660	61	—
NOK/USD	SSB	01/02/20	NOK	776	89	—
NOK/USD	SSB	01/03/20	NOK	905	103	1
USD/SEK	SSB	01/02/20	SEK	(874)	(93)	—
					284	2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL/Mellon Equity Income Fund
COMMON STOCKS 98.9%
Financials 32.7%
American International Group, Inc.	137	7,034
Assurant, Inc.	47	6,159
Bank of America Corporation	456	16,052
Berkshire Hathaway Inc. - Class B (a)	107	24,188
Capital One Financial Corporation	38	3,888
Chubb Limited	49	7,590
Citigroup Inc.	200	16,012
E*TRADE Financial Corp.	139	6,327
JPMorgan Chase & Co.	174	24,237
LPL Financial Holdings Inc.	47	4,377
Morgan Stanley	206	10,526
Raymond James Financial Inc.	26	2,311
The Charles Schwab Corporation	55	2,625
The Goldman Sachs Group, Inc.	56	12,899
The Hartford Financial Services Group, Inc.	43	2,639
U.S. Bancorp	153	9,063
Voya Financial, Inc.	169	10,301
Willis Towers Watson Public Limited Company	27	5,439
		171,667
Health Care 10.8%
Anthem, Inc.	22	6,749
Becton, Dickinson and Company	29	7,853
CVS Health Corporation	59	4,387
Humana Inc.	11	4,085
Medtronic Public Limited Company	139	15,743
Merck & Co., Inc.	107	9,772
Pfizer Inc.	212	8,323
		56,912
Materials 10.5%
CF Industries Holdings Inc.	256	12,218
Dow Holdings Inc.	70	3,812
Freeport-McMoRan Inc. - Class B	436	5,715
Louisiana-Pacific Corp.	97	2,871
Martin Marietta Materials Inc.	38	10,761
MOS Holdings Inc.	202	4,364
Newmont Goldcorp Corporation	125	5,415
Vulcan Materials Co.	70	10,054
		55,210
Energy 10.3%
Apergy Corporation (a)	121	4,076
ConocoPhillips	124	8,070
Hess Corporation	144	9,626
Marathon Petroleum Corporation	210	12,646
Phillips 66	83	9,283
Pioneer Natural Resources Co.	30	4,491
Schlumberger Ltd.	87	3,488
Valero Energy Corporation	28	2,584
		54,264
Information Technology 9.0%
Apple Inc.	10	3,093
Applied Materials, Inc.	104	6,367
Broadcom Inc.	14	4,402
Cisco Systems, Inc.	77	3,676
Corning Incorporated	230	6,708
International Business Machines Corporation	18	2,466
Microchip Technology Incorporated (b)	44	4,580
Qualcomm Incorporated	99	8,753
Texas Instruments Incorporated	19	2,405
Western Digital Corporation	72	4,567
		47,017
Industrials 8.1%
Delta Air Lines Inc.	103	6,000
Honeywell International Inc.	18	3,167
Ingersoll-Rand Public Limited Company	19	2,577
L3Harris Technologies Inc	32	6,400
Northrop Grumman Systems Corp.	6	2,136
Quanta Services, Inc.	134	5,467
Union Pacific Corporation	15	2,755
United Technologies Corporation	92	13,769
		42,271
Utilities 4.8%
Clearway Energy, Inc. - Class C	134	2,669
Edison International	105	7,915
PPL Corporation	407	14,611
		25,195
Communication Services 4.5%
AT&T Inc.	441	17,218
Comcast Corporation - Class A	85	3,806
Omnicom Group Inc.	31	2,539
		23,563
Consumer Staples 4.2%
Archer-Daniels-Midland Company	132	6,100
Colgate-Palmolive Co.	70	4,811
ConAgra Brands Inc.	177	6,045
PepsiCo, Inc.	38	5,149
		22,105
Consumer Discretionary 3.3%
General Motors Company	176	6,445
Lennar Corporation - Class A	122	6,795
Target Corporation	30	3,913
		17,153
Real Estate 0.7%
OUTFRONT Media Inc.	133	3,560
Total Common Stocks (cost $467,168)		518,917
SHORT TERM INVESTMENTS 1.0%
Investment Companies 1.0%
JNL Government Money Market Fund - Institutional Class, 1.48% (c) (d)	5,369	5,369
Securities Lending Collateral 0.0%
JNL Securities Lending Collateral Fund - Institutional Class, 1.57% (c) (d)	—	—
Total Short Term Investments (cost $5,369)		5,369
Total Investments 99.9% (cost $472,537)		524,286
Other Assets and Liabilities, Net 0.1%		743
Total Net Assets 100.0%		525,029

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2019.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL/Neuberger Berman Commodity Strategy Fund (a)
CORPORATE BONDS AND NOTES 62.8%
Financials 33.7%
AIG Global Funding
2.57%, (3M USD LIBOR + 0.48%), 07/02/20 (b) (c)	185	185
American Express Company
2.43%, (3M USD LIBOR + 0.53%), 05/17/21 (b)	1,390	1,396
2.57%, (3M USD LIBOR + 0.65%), 02/27/23 (b)	750	752
American Honda Finance Corporation
2.25%, (3M USD LIBOR + 0.28%), 10/19/20 (b)	630	631
Anheuser-Busch InBev Finance Inc.
3.16%, (3M USD LIBOR + 1.26%), 02/01/21 (b)	650	657
Bank of America Corporation
2.60%, (3M USD LIBOR + 0.65%), 06/25/22 (b)	320	323
3.15%, (3M USD LIBOR + 1.18%), 10/21/22 (b)	270	276
3.13%, (3M USD LIBOR + 1.16%), 01/20/23 (b)	1,085	1,107
Bayer US Finance II LLC
2.58%, (3M USD LIBOR + 0.63%), 06/25/21 (b) (c)	1,935	1,941
BMW US Capital, LLC
2.28%, (3M USD LIBOR + 0.37%), 08/14/20 (b) (c)	1,370	1,372
Capital One Financial Corporation
2.84%, (3M USD LIBOR + 0.95%), 03/09/22 (b)	925	935
Capital One, National Association
3.09%, (3M USD LIBOR + 1.15%), 01/30/23 (b)	1,210	1,229
Caterpillar Financial Services Corporation
2.17%, (3M USD LIBOR + 0.28%), 09/07/21 (b)	780	780
Citigroup Inc.
2.90%, (3M USD LIBOR + 0.96%), 04/25/22 (b)	1,885	1,911
2.63%, (3M USD LIBOR + 0.69%), 10/27/22 (b)	650	655
General Electric Capital Corporation
5.50%, 01/08/20	845	846
Harley-Davidson Financial Services, Inc.
2.39%, (3M USD LIBOR + 0.50%), 05/21/20 (b) (c)	1,350	1,351
HSBC Holdings PLC
2.50%, (3M USD LIBOR + 0.60%), 05/18/21 (b)	1,895	1,900
John Deere Capital Corporation
2.28%, (3M USD LIBOR + 0.40%), 06/07/21 (b)	575	576
JPMorgan Chase & Co.
3.00%, (3M USD LIBOR + 1.00%), 01/15/23 (b)	2,550	2,590
Marsh & Mclennan Companies, Inc.
3.16%, (3M USD LIBOR + 1.20%), 12/29/21 (b)	1,060	1,061
Morgan Stanley
2.88%, (3M USD LIBOR + 0.93%), 07/22/22 (b)	2,605	2,645
New York Life Global Funding
2.44%, (3M USD LIBOR + 0.44%), 07/12/22 (b) (c)	1,360	1,359
PNC Bank, National Association
2.40%, (3M USD LIBOR + 0.45%), 07/22/22 (b)	1,565	1,565
Santander UK PLC
2.53%, (3M USD LIBOR + 0.62%), 06/01/21 (b)	1,185	1,189
The Goldman Sachs Group, Inc.
2.66%, (3M USD LIBOR + 0.75%), 02/23/23 (b)	2,640	2,653
The Toronto-Dominion Bank
2.32%, (3M USD LIBOR + 0.43%), 06/11/21 (b)	520	522
U.S. Bank National Association
2.28%, (3M USD LIBOR + 0.40%), 12/09/22 (b)	1,670	1,672
Wells Fargo & Company
3.05%, (3M USD LIBOR + 1.11%), 01/24/23 (b)	2,600	2,650
		36,729
Communication Services 6.7%
AT&T Inc.
2.95%, (3M USD LIBOR + 0.95%), 07/15/21 (b)	2,435	2,458
2.80%, (3M USD LIBOR + 0.89%), 02/15/23 (b)	70	70
Comcast Corporation
2.54%, (3M USD LIBOR + 0.44%), 10/01/21 (b)	1,570	1,576
NBCUniversal Enterprise, Inc.
2.50%, (3M USD LIBOR + 0.40%), 04/01/21 (b) (c)	775	777
Verizon Communications Inc.
2.89%, (3M USD LIBOR + 1.00%), 03/16/22 (b)	2,400	2,438
		7,319
Health Care 6.5%
AbbVie Inc.
2.54%, (3M USD LIBOR + 0.65%), 11/21/22 (b) (c)	1,880	1,888
Bristol-Myers Squibb Company
2.28%, (3M USD LIBOR + 0.38%), 05/16/22 (b) (c)	825	827
Cigna Holding Company
2.55%, (3M USD LIBOR + 0.65%), 09/17/21 (b)	1,490	1,494
CVS Health Corporation
2.60%, (3M USD LIBOR + 0.72%), 03/09/21 (b)	2,125	2,137
GlaxoSmithKline Capital PLC
2.26%, (3M USD LIBOR + 0.35%), 05/14/21 (b)	785	787
		7,133
Energy 6.3%
BP Capital Markets P.L.C.
2.16%, (3M USD LIBOR + 0.25%), 11/24/20 (b)	1,120	1,121
2.76%, (3M USD LIBOR + 0.87%), 09/16/21 (b)	375	379
Enterprise Products Operating LLC
5.25%, 01/31/20	1,745	1,750
MPLX LP
2.78%, (3M USD LIBOR + 0.90%), 09/09/21 (b)	1,690	1,704
Occidental Petroleum Corporation
3.15%, (3M USD LIBOR + 1.25%), 08/13/21 (b)	1,870	1,880
		6,834
Utilities 2.8%
Duke Energy Florida, LLC
2.17%, (3M USD LIBOR + 0.25%), 11/26/21 (b)	545	545
Duke Energy Progress, LLC
2.06%, (3M USD LIBOR + 0.18%), 09/08/20 (b)	1,000	1,000
Florida Power & Light Company
2.31%, (3M USD LIBOR + 0.40%), 05/06/22 (b)	1,515	1,515
		3,060
Consumer Staples 2.4%
BAT Capital Corp.
2.50%, (3M USD LIBOR + 0.59%), 08/14/20 (b)	1,505	1,505
Diageo Capital PLC
2.14%, (3M USD LIBOR + 0.24%), 05/18/20 (b)	1,150	1,151
		2,656
Industrials 2.0%
Honeywell International Inc.
2.27%, (3M USD LIBOR + 0.37%), 08/08/22 (b)	860	863
United Technologies Corporation
2.55%, (3M USD LIBOR + 0.65%), 08/16/21 (b)	1,330	1,330
		2,193
Information Technology 1.5%
International Business Machines Corporation
2.30%, (3M USD LIBOR + 0.40%), 05/13/21 (b)	1,660	1,666
Consumer Discretionary 0.9%
Daimler Finance North America LLC
2.81%, (3M USD LIBOR + 0.90%), 02/15/22 (b) (c)	920	927
Total Corporate Bonds And Notes (cost $68,326)		68,517
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 13.4%
BMW Vehicle Lease Trust
Series 2019-A2-1, 2.79%, 08/20/20	1,481	1,486
CARDS II Trust
Series 2019-A-1A, 2.13%, (1M USD LIBOR + 0.39%), 05/17/21 (b) (c)	630	631
Chase Issuance Trust
Series 2018-A1-A1, 1.94%, (1M USD LIBOR + 0.20%), 04/15/21 (b)	1,400	1,401
Evergreen Credit Card Trust
Series 2019-A-1, 2.22%, (1M USD LIBOR + 0.48%), 01/15/21 (b) (c)	1,500	1,504
Fifth Third Auto Trust
Series 2019-A2B-1, 1.91%, (1M USD LIBOR + 0.17%), 01/15/21 (b)	414	414
Ford Credit Auto Lease Trust
Series 2017-A3-A, 1.67%, 01/15/20	381	381

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
Series 2019-A2B-B, 2.00%, (1M USD LIBOR + 0.26%), 02/15/21 (b)	750	750
Series 2019-A2A-A, REMIC, 2.78%, 10/15/20	373	374
GM Financial Automobile Leasing Trust
Series 2019-A2B-2, 2.65%, (1M USD LIBOR + 0.18%), 09/20/20 (b)	462	462
Series 2019-A2B-3, 2.47%, (1M USD LIBOR + 0.27%), 12/20/20 (b)	1,350	1,350
GM Financial Consumer Automobile Receivables Trust
Series 2018-A2A-2, 2.55%, 05/17/21	202	202
Mercedes-Benz Auto Lease Trust
Series 2019-A2-A, 3.01%, 02/16/21	1,469	1,472
Navient Student Loan Trust
Series 2018-A1-3A, 2.06%, (1M USD LIBOR + 0.27%), 06/25/20 (b) (c)	104	104
Nelnet Student Loan Trust
Series 2019-A1-7A, 2.17%, (1M USD LIBOR + 0.50%), 01/25/68 (b) (c)	800	800
Toyota Auto Receivables Owner Trust
Series 2018-A2A-C, 2.77%, 05/15/20	700	702
USAA Auto Owner Trust
Series 2019-A2-1, REMIC, 2.26%, 01/15/21	400	401
Verizon Owner Trust
Series 2017-A-1A, 2.06%, 09/20/21 (c)	473	473
Series 2019-A1B-A, 2.09%, (1M USD LIBOR + 0.33%), 04/20/22 (b)	1,000	1,000
World Omni Auto Receivables Trust
Series 2019-A2-A, 3.02%, 10/15/20	679	681
Total Non-U.S. Government Agency Asset-Backed Securities (cost $14,566)		14,588
SHORT TERM INVESTMENTS 18.4%
Investment Companies 18.4%
JNL Government Money Market Fund - Institutional Class, 1.48% (d) (e)	20,137	20,137
Total Short Term Investments (cost $20,137)		20,137
Total Investments 94.6% (cost $103,029)		103,242
Other Derivative Instruments (2.0)%		(2,160)
Other Assets and Liabilities, Net 7.4%		8,104
Total Net Assets 100.0%		109,186

(a) Consolidated Schedule of Investments.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) The Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2019, the value and the percentage of net assets of these liquid securities was $14,139 and 12.9% of the Fund.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

JNL/Neuberger Berman Commodity Strategy Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
Aluminum	48	March 2020	2,131	41	41
Brent Crude	113	March 2020	7,225	(79)	83
Cattle Feeder	18	March 2020	1,309	(2)	(11)
Cocoa	69	March 2020	1,720	53	32
Coffee "C"	27	March 2020	1,076	(25)	237
Copper	71	March 2020	4,783	(65)	182
Corn	410	March 2020	8,124	(10)	(175)
Cotton No. 2	43	March 2020	1,424	(11)	61
Crude Oil, WTI	106	March 2020	6,028	(71)	413
Gasoline, RBOB	97	March 2020	6,645	(134)	293
Gold, 100 Oz.	64	April 2020	9,503	30	285
KC HRW Wheat	143	March 2020	3,093	39	382
Lead	84	March 2020	4,035	15	14
Lean Hogs	65	April 2020	2,016	(18)	10
Live Cattle	73	May 2020	3,720	(15)	(6)
Low Sulfur Gasoil	61	March 2020	3,709	(50)	20
Natural Gas	178	March 2020	4,341	2	(500)
New York Harbor ULSD	83	March 2020	6,636	(73)	394
Nickel	34	March 2020	2,838	23	23
Platinum	120	April 2020	5,725	74	142
Silver	51	March 2020	4,606	(20)	(36)
Soybean	49	March 2020	2,267	7	74
Soybean Meal	138	March 2020	4,251	33	(46)
Soybean Oil	85	March 2020	1,591	(35)	182
Sugar No. 11	90	May 2020	1,240	(11)	113
Wheat	111	March 2020	2,892	15	209
Zinc	80	March 2020	4,614	(64)	(64)
				(351)	2,352

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL/Neuberger Berman Currency Fund
GOVERNMENT AND AGENCY OBLIGATIONS 27.5%
U.S. Government Agency Obligations 27.5%
Federal Farm Credit Banks Funding Corporation
1.74%, (1M USD LIBOR + 0.05%), 02/25/20 (a) (b)	3,000	2,999
Federal Home Loan Mortgage Corporation
1.50%, 01/17/20 (b)	8,342	8,341
Federal National Mortgage Association, Inc.
1.50%, 06/22/20 (b)	8,000	7,996
Total Government And Agency Obligations (cost $19,336)		19,336
SHORT TERM INVESTMENTS 70.7%
U.S. Treasury Bill 49.0%
Treasury, United States Department of
1.55%, 01/14/20 (c)	5,000	4,997
1.56%, 01/21/20 (c)	9,500	9,491
1.54%, 01/28/20 (c)	20,000	19,976
		34,464
Discount Notes 18.5%
Farm Credit Banks Consolidated Systemwide Bonds and Discount Notes
1.64%, 01/16/20 (b) (c)	5,000	4,997
Federal Home Loan Banks Office of Finance
1.54%, 01/14/20 (b) (c)	8,000	7,995
		12,992
Investment Companies 3.2%
JNL Government Money Market Fund - Institutional Class, 1.48% (d) (e)	2,225	2,225
Total Short Term Investments (cost $49,683)		49,681
Total Investments 98.2% (cost $69,019)		69,017
Other Derivative Instruments (0.1)%		(76)
Other Assets and Liabilities, Net 1.9%		1,324
Total Net Assets 100.0%		70,265

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The security is a direct debt of the agency and not collateralized by mortgages.

(c) The coupon rate represents the yield to maturity.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	CIT	01/22/20	AUD	34,469	24,201	666
AUD/USD	GSC	01/22/20	AUD	54,480	38,251	1,380
AUD/USD	RBC	01/22/20	AUD	1,119	786	16
AUD/USD	SGB	01/22/20	AUD	20,960	14,716	537
BRL/USD	GSC	01/22/20	BRL	40,664	10,103	241
CAD/USD	CIT	01/22/20	CAD	35,039	26,985	565
CAD/USD	GSC	01/22/20	CAD	8,978	6,916	120
CAD/USD	SGB	01/22/20	CAD	109,785	84,553	1,969
CAD/USD	SSB	01/22/20	CAD	4,691	3,613	83
CHF/USD	CIT	01/22/20	CHF	17,157	17,752	312
CHF/USD	GSC	01/22/20	CHF	19,728	20,413	348
CHF/USD	RBC	01/22/20	CHF	392	405	6
CHF/USD	SSB	01/22/20	CHF	68,334	70,706	1,292
CLP/USD	GSC	01/22/20	CLP	303,623	404	(17)
CZK/USD	CIT	01/22/20	CZK	45,560	2,010	67
CZK/USD	GSC	01/22/20	CZK	32,217	1,421	6
CZK/USD	SSB	01/22/20	CZK	51,112	2,255	73
EUR/USD	CIT	01/22/20	EUR	1,418	1,592	(1)
EUR/USD	CIT	01/22/20	EUR	8,060	9,053	76
EUR/USD	GSC	01/22/20	EUR	32,060	36,005	513
EUR/USD	JPM	01/22/20	EUR	36,719	41,238	596
EUR/USD	RBC	01/22/20	EUR	6,522	7,325	110
EUR/USD	SCB	01/22/20	EUR	11,403	12,807	189
EUR/USD	SGB	01/22/20	EUR	119	134	2
EUR/USD	SSB	01/22/20	EUR	7,904	8,877	49
GBP/USD	GSC	01/22/20	GBP	1,664	2,205	75
GBP/USD	JPM	01/22/20	GBP	26,012	34,475	2,559
GBP/USD	RBC	01/22/20	GBP	29,936	39,675	2,993
GBP/USD	SCB	01/22/20	GBP	722	956	22
GBP/USD	SGB	01/22/20	GBP	6,056	8,027	605
GBP/USD	SSB	01/22/20	GBP	954	1,264	29
HUF/USD	GSC	01/22/20	HUF	919,312	3,119	72
JPY/USD	CIT	01/22/20	JPY	2,060,692	18,986	(154)
JPY/USD	CIT	01/22/20	JPY	159,494	1,469	9
JPY/USD	GSC	01/22/20	JPY	400,121	3,686	(19)
JPY/USD	RBC	01/22/20	JPY	1,434,731	13,219	(273)
JPY/USD	SCB	01/22/20	JPY	1,040,059	9,582	(210)
JPY/USD	SSB	01/22/20	JPY	1,823,903	16,804	(282)
JPY/USD	SSB	01/22/20	JPY	399,308	3,679	4
KRW/USD	CIT	01/22/20	KRW	3,354,942	2,902	85
KRW/USD	GSC	01/22/20	KRW	1,725,193	1,492	3
MXN/USD	GSC	01/22/20	MXN	82,116	4,330	97
MXN/USD	RBC	01/22/20	MXN	15,226	803	37
MXN/USD	SSB	01/22/20	MXN	137,474	7,249	316
NOK/USD	CIT	01/22/20	NOK	286,662	32,655	1,255
NOK/USD	GSC	01/22/20	NOK	40,243	4,584	176
NOK/USD	RBC	01/22/20	NOK	137,366	15,647	603
NOK/USD	SGB	01/22/20	NOK	203,049	23,130	891
NOK/USD	SSB	01/22/20	NOK	21,457	2,444	93
NZD/USD	CIT	01/22/20	NZD	56,823	38,264	2,267
NZD/USD	GSC	01/22/20	NZD	40,528	27,292	1,591
NZD/USD	RBC	01/22/20	NZD	2,696	1,816	109
NZD/USD	SCB	01/22/20	NZD	2,317	1,560	89
NZD/USD	SSB	01/22/20	NZD	15,289	10,296	613
PLN/USD	CIT	01/22/20	PLN	9,449	2,491	92
SEK/USD	CIT	01/22/20	SEK	25,286	2,702	61
SEK/USD	GSC	01/22/20	SEK	26,252	2,806	78
SEK/USD	JPM	01/22/20	SEK	64,830	6,928	333
SEK/USD	RBC	01/22/20	SEK	363,074	38,801	1,861
SEK/USD	SCB	01/22/20	SEK	76,051	8,128	343
SEK/USD	SSB	01/22/20	SEK	268,910	28,738	1,297
TRY/USD	GSC	01/22/20	TRY	4,212	704	4
TRY/USD	RBC	01/22/20	TRY	4,137	692	(1)
TRY/USD	SSB	01/22/20	TRY	4,069	681	5
USD/AUD	CIT	01/22/20	AUD	(5,134)	(3,604)	(64)
USD/AUD	GSC	01/22/20	AUD	(17,485)	(12,275)	(278)
USD/AUD	JPM	01/22/20	AUD	(14,200)	(9,970)	(366)
USD/AUD	RBC	01/22/20	AUD	(19,901)	(13,972)	(515)
USD/AUD	SCB	01/22/20	AUD	(9,816)	(6,892)	(245)
USD/AUD	SSB	01/22/20	AUD	(49,613)	(34,833)	(1,229)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/BRL	GSC	01/22/20	BRL	(11,729)	(2,914)	(68)
USD/CAD	CIT	01/22/20	CAD	(2,422)	(1,865)	(27)
USD/CAD	GSC	01/22/20	CAD	(84,835)	(65,336)	(1,507)
USD/CAD	JPM	01/22/20	CAD	(14,644)	(11,278)	(269)
USD/CAD	RBC	01/22/20	CAD	(58,991)	(45,433)	(1,042)
USD/CAD	SCB	01/22/20	CAD	(3,383)	(2,605)	(59)
USD/CHF	CIT	01/22/20	CHF	(6,780)	(7,014)	(145)
USD/CHF	GSC	01/22/20	CHF	(10,566)	(10,932)	(180)
USD/CHF	JPM	01/22/20	CHF	(2,693)	(2,787)	(46)
USD/CHF	RBC	01/22/20	CHF	(40,104)	(41,496)	(705)
USD/CHF	SCB	01/22/20	CHF	(2,880)	(2,980)	(60)
USD/CHF	SGB	01/22/20	CHF	(69,273)	(71,678)	(1,188)
USD/CHF	SSB	01/22/20	CHF	(3,232)	(3,344)	(77)
USD/CLP	CIT	01/22/20	CLP	(303,615)	(404)	18
USD/CZK	GSC	01/22/20	CZK	(64,147)	(2,830)	(53)
USD/CZK	SSB	01/22/20	CZK	(32,525)	(1,435)	(18)
USD/EUR	CIT	01/22/20	EUR	(19,987)	(22,449)	(311)
USD/EUR	GSC	01/22/20	EUR	(4,395)	(4,936)	(38)
USD/EUR	SSB	01/22/20	EUR	(82,693)	(92,871)	(1,312)
USD/GBP	CIT	01/22/20	GBP	(18,082)	(23,966)	(1,529)
USD/GBP	GSC	01/22/20	GBP	(12,008)	(15,915)	(1,093)
USD/GBP	SCB	01/22/20	GBP	(6,399)	(8,481)	(643)
USD/GBP	SSB	01/22/20	GBP	(30,841)	(40,875)	(2,892)
USD/HUF	CIT	01/22/20	HUF	(699,054)	(2,372)	(63)
USD/HUF	SSB	01/22/20	HUF	(220,279)	(747)	(18)
USD/JPY	CIT	01/22/20	JPY	(637,314)	(5,872)	33
USD/JPY	GSC	01/22/20	JPY	(397,012)	(3,657)	47
USD/JPY	JPM	01/22/20	JPY	(1,331,522)	(12,268)	279
USD/JPY	SGB	01/22/20	JPY	(1,428,258)	(13,159)	295
USD/JPY	SSB	01/22/20	JPY	(413,590)	(3,811)	52
USD/KRW	GSC	01/22/20	KRW	(2,564,429)	(2,219)	(64)
USD/KRW	GSC	01/22/20	KRW	(3,328,643)	(2,880)	5
USD/KRW	SSB	01/22/20	KRW	(865,791)	(749)	(22)
USD/MXN	CIT	01/22/20	MXN	(236,057)	(12,447)	(556)
USD/MXN	GSC	01/22/20	MXN	(29,183)	(1,539)	(45)
USD/MXN	RBC	01/22/20	MXN	(25,330)	(1,336)	(34)
USD/MXN	SCB	01/22/20	MXN	(12,095)	(638)	(24)
USD/NOK	CIT	01/22/20	NOK	(20,449)	(2,329)	(93)
USD/NOK	CIT	01/22/20	NOK	(2,613)	(298)	—
USD/NOK	GSC	01/22/20	NOK	(204,800)	(23,329)	(850)
USD/NOK	JPM	01/22/20	NOK	(114,744)	(13,071)	(510)
USD/NOK	SCB	01/22/20	NOK	(85,171)	(9,702)	(383)
USD/NOK	SSB	01/22/20	NOK	(53,830)	(6,132)	(238)
USD/NZD	CIT	01/22/20	NZD	(14,378)	(9,681)	(336)
USD/NZD	GSC	01/22/20	NZD	(2,204)	(1,484)	(70)
USD/NZD	JPM	01/22/20	NZD	(9,482)	(6,385)	(377)
USD/NZD	RBC	01/22/20	NZD	(1,200)	(808)	(37)
USD/NZD	SCB	01/22/20	NZD	(27,295)	(18,380)	(1,106)
USD/NZD	SGB	01/22/20	NZD	(76,556)	(51,552)	(3,058)
USD/NZD	SSB	01/22/20	NZD	(3,826)	(2,577)	(78)
USD/PLN	GSC	01/22/20	PLN	(9,449)	(2,491)	(93)
USD/SEK	CIT	01/22/20	SEK	(293,390)	(31,354)	(1,395)
USD/SEK	GSC	01/22/20	SEK	(317,724)	(33,955)	(1,571)
USD/SEK	SCB	01/22/20	SEK	(7,457)	(797)	(13)
USD/SEK	SGB	01/22/20	SEK	(144,121)	(15,402)	(735)
USD/SEK	SSB	01/22/20	SEK	(48,573)	(5,191)	(131)
USD/TRY	RBC	01/22/20	TRY	(12,418)	(2,077)	38
USD/ZAR	GSC	01/22/20	ZAR	(64,785)	(4,613)	(252)
USD/ZAR	SSB	01/22/20	ZAR	(10,278)	(732)	(63)
ZAR/USD	CIT	01/22/20	ZAR	21,152	1,506	136
ZAR/USD	GSC	01/22/20	ZAR	53,917	3,839	269
					743	(76)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL/Nicholas Convertible Arbitrage Fund
CORPORATE BONDS AND NOTES 94.3%
Information Technology 31.2%
Akamai Technologies, Inc.
0.38%, 09/01/27 (a) (b) (c)	4,000	3,960
Alteryx, Inc.
0.50%, 08/01/24 (a) (b) (c)	4,720	4,526
Coupa Software Incorporated
0.13%, 06/15/25 (b) (c)	2,210	2,632
Cree, Inc.
0.88%, 09/01/23 (a) (b)	2,735	2,898
DocuSign, Inc.
0.50%, 09/15/23 (a) (b)	2,350	2,918
Everbridge, Inc.
0.13%, 12/15/24 (b) (c)	1,115	1,108
J2 Cloud Services, LLC
1.75%, 11/01/26 (a) (b) (c)	2,200	2,227
Lumentum Holdings Inc.
0.25%, 03/15/24 (b)	800	1,168
0.50%, 12/15/26 (b) (c)	3,160	3,425
Microchip Technology Incorporated
1.63%, 02/15/27 (a) (b)	2,660	3,783
Okta, Inc.
0.13%, 09/01/25 (b) (c)	2,400	2,328
On Semiconductor Corporation
1.63%, 10/15/23 (b)	2,355	3,239
Proofpoint, Inc.
0.25%, 08/15/24 (b) (c)	1,450	1,496
Splunk Inc.
0.50%, 09/15/23 (b) (c)	3,740	4,495
Square, Inc.
0.50%, 05/15/23 (b)	3,835	4,273
Workiva Inc.
1.13%, 08/15/26 (b) (c)	2,155	1,945
		46,421
Communication Services 17.0%
Dish Network Corporation
3.38%, 08/15/26 (b)	3,925	3,801
GCI Liberty, Inc.
1.75%, 09/30/46 (b) (c)	2,205	3,047
Liberty Media Corporation
1.38%, 10/15/23 (a) (b)	2,785	3,712
2.25%, 12/01/48 (a) (b) (c)	2,075	2,456
2.75%, 12/01/49 (b) (c)	2,895	3,020
Snap Inc.
0.75%, 08/01/26 (b) (c)	4,415	4,596
Vonage Holdings Corp.
1.75%, 06/01/24 (b) (c)	1,725	1,546
Zillow Group, Inc.
1.38%, 09/01/26 (b) (c)	2,600	3,165
		25,343
Health Care 16.6%
Exact Sciences Corporation
0.38%, 03/15/27 (b)	3,985	4,508
Horizon Pharma Investment Limited
2.50%, 03/15/22 (a) (b)	1,935	2,563
Illumina Inc.
0.50%, 06/15/21 (a) (b)	1,750	2,431
Insulet Corporation
0.38%, 09/01/26 (a) (b) (c)	1,985	2,068
Repligen Corporation
0.38%, 07/15/24 (b)	2,825	3,044
Sarepta Therapeutics, Inc.
1.50%, 11/15/24 (b)	975	1,894
Teladoc Health, Inc.
1.38%, 05/15/25 (b)	1,350	2,331
The Medicines Company
2.50%, 01/15/22 (b)	2,300	5,827
		24,666
Financials 8.8%
Ares Capital Corporation
4.63%, 03/01/24 (a) (b)	2,360	2,518
MGIC Investment Corporation
9.00%, 04/01/63 (b) (c)	2,250	3,003
Palo Alto Networks, Inc.
0.75%, 07/01/23 (b)	3,840	4,242
The PRA Group, Inc.
3.50%, 06/01/23 (b)	3,200	3,345
		13,108
Industrials 6.8%
Chart Industries Inc.
1.00%, 11/15/24 (a) (b) (c)	2,000	2,613
Dycom Industries, Inc.
0.75%, 09/15/21 (b)	1,715	1,658
Meritor, Inc.
3.25%, 10/15/37 (a) (b)	2,700	2,925
The Greenbrier Companies, Inc.
2.88%, 02/01/24 (a) (b)	3,030	2,932
		10,128
Consumer Discretionary 6.5%
Chegg, Inc.
0.13%, 03/15/25 (a) (b) (c)	3,945	4,050
Marriott Vacations Worldwide Corporation
1.50%, 09/15/22 (a) (b)	4,100	4,373
Winnebago Industries, Inc.
1.50%, 04/01/25 (b) (c)	1,225	1,308
		9,731
Energy 3.9%
Golar LNG Limited
2.75%, 02/15/22 (a) (b)	3,500	3,110
Helix Energy Solutions Group, Inc.
4.25%, 05/01/22 (a) (b)	1,000	1,065
Scorpio Tankers Inc.
3.00%, 05/15/22 (b)	1,300	1,579
		5,754
Materials 1.4%
United States Steel Corporation
5.00%, 11/01/26 (b) (c)	1,850	2,053
Consumer Staples 1.1%
The Chefs' Warehouse, Inc.
1.88%, 12/01/24 (b) (c)	1,445	1,579
Real Estate 1.0%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.
4.13%, 09/01/22 (a) (b)	1,285	1,564
Total Corporate Bonds And Notes (cost $129,207)		140,347
PREFERRED STOCKS 6.2%
Health Care 2.3%
Danaher Corporation, 4.75%, 04/15/22 (b)	3	3,466
Real Estate 2.2%
Crown Castle International Corp. - Series A, 6.88%, 08/01/20 (b)	3	3,236
Information Technology 1.7%
Broadcom Inc., 8.00%, 09/30/22 (b)	2	2,480
Total Preferred Stocks (cost $8,023)		9,182
SHORT TERM INVESTMENTS 6.0%
Investment Companies 6.0%
JNL Government Money Market Fund - Institutional Class, 1.48% (d) (e)	9,021	9,021
Total Short Term Investments (cost $9,021)		9,021
Total Investments 106.5% (cost $146,251)		158,550
Total Securities Sold Short (38.5)% (proceeds $51,035)		(57,233)
Other Assets and Liabilities, Net 32.0%		47,524
Total Net Assets 100.0%		148,841

(a) All or a portion of the security is pledged or segregated as collateral.

(b) Convertible security.

(c) The Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2019, the value and the percentage of net assets of these liquid securities was $62,646 and 42.1% of the Fund.

(d) Investment in affiliate.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (38.5%)
COMMON STOCKS (38.5%)
Information Technology (14.6%)
Akamai Technologies, Inc.	(16)	(1,399)
Alteryx, Inc. - Class A	(11)	(1,121)
Broadcom Inc.	(5)	(1,588)
Coupa Software Incorporated	(8)	(1,209)
Cree, Inc.	(20)	(946)
DocuSign, Inc.	(18)	(1,340)
Everbridge, Inc.	(4)	(349)
J2 Cloud Services, LLC	(9)	(825)
Lumentum Holdings Inc.	(24)	(1,911)
Microchip Technology Incorporated	(25)	(2,613)
Okta, Inc. - Class A	(6)	(681)
On Semiconductor Corporation	(68)	(1,663)
Palo Alto Networks, Inc.	(7)	(1,665)
Proofpoint, Inc.	(5)	(595)
Splunk Inc.	(13)	(1,896)
Square, Inc. - Class A	(24)	(1,481)
Workiva Inc. - Class A	(11)	(458)
		(21,740)
Health Care (7.7%)
Danaher Corporation	(14)	(2,143)
Exact Sciences Corporation	(18)	(1,655)
Horizon Therapeutics Public Limited Company	(34)	(1,222)
Illumina, Inc.	(5)	(1,559)
Insulet Corporation	(5)	(813)
Repligen Corporation	(12)	(1,133)
Sarepta Therapeutics, Inc.	(11)	(1,419)
Teladoc Health, Inc.	(18)	(1,478)
		(11,422)
Communication Services (7.5%)
Charter Communications, Inc. - Class A	(4)	(1,831)
Dish Network Corporation - Class A	(29)	(1,022)
Live Nation Entertainment, Inc.	(19)	(1,344)
Sirius XM Holdings Inc.	(465)	(3,325)
Snap Inc. - Class A	(107)	(1,744)
Vonage Holdings Corp.	(31)	(229)
Zillow Group, Inc. - Class C	(37)	(1,700)
		(11,195)
Consumer Discretionary (2.0%)
Chegg, Inc.	(39)	(1,494)
Marriott Vacations Worldwide Corporation	(7)	(895)
Winnebago Industries Inc.	(12)	(636)
		(3,025)
Industrials (1.9%)
Chart Industries, Inc.	(22)	(1,485)
Dycom Industries, Inc.	(3)	(125)
Greenbrier Cos. Inc.	(9)	(292)
Meritor, Inc.	(35)	(917)
		(2,819)
Real Estate (1.8%)
Crown Castle International Corp.	(14)	(1,990)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	(23)	(735)
		(2,725)
Financials (0.9%)
Ares Capital Corporation	(5)	(93)
The PRA Group, Inc.	(32)	(1,180)
		(1,273)
Energy (0.8%)
Golar LNG Limited	(15)	(213)
Helix Energy Solutions Group, Inc.	(25)	(243)
Scorpio Tankers Inc.	(19)	(728)
		(1,184)
Materials (0.8%)
United States Steel Corporation	(97)	(1,107)
Consumer Staples (0.5%)
The Chefs' Warehouse, Inc.	(19)	(743)
Total Common Stocks (proceeds $51,035)		(57,233)
Total Securities Sold Short (38.5%) (proceeds $51,035)		(57,233)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL/PIMCO Investment Grade Credit Bond Fund *
CORPORATE BONDS AND NOTES 60.4%
Financials 28.3%
AerCap Ireland Capital Designated Activity Company
3.50%, 05/26/22	200	205
3.50%, 01/15/25	200	206
4.45%, 04/03/26	600	644
3.65%, 07/21/27	1,400	1,440
AerCap Ireland Limited
4.25%, 07/01/20	500	506
4.50%, 05/15/21	450	465
3.95%, 02/01/22	400	414
Banco Bilbao Vizcaya Argentaria, S.A.
5.88%, (callable at 100 beginning 09/24/23), EUR (a) (b)	600	734
6.75%, (callable at 100 beginning 02/18/20), EUR (a) (b)	800	904
Banco Santander, S.A.
3.31%, 06/27/29	600	619
Bank of America Corporation
5.13%, (callable at 100 beginning 06/20/24) (a)	1,600	1,688
3.56%, 04/23/27	500	528
3.82%, 01/20/28 (c)	5,000	5,378
3.42%, 12/20/28	631	662
4.27%, 07/23/29	900	1,000
3.97%, 02/07/30	10,100	11,078
Barclays Bank PLC
7.63%, 11/21/22	2,400	2,696
Barclays PLC
7.13%, (callable at 100 beginning 06/15/25), GBP (a)	900	1,347
7.75%, (callable at 100 beginning 09/15/23) (a) (d)	1,100	1,202
7.88%, (callable at 100 beginning 03/15/22) (a) (b)	2,200	2,373
1.88%, 03/23/21, EUR (b)	200	229
3.28%, (3M USD LIBOR + 1.38%), 05/16/24 (c)	2,477	2,503
4.34%, 05/16/24 (c) (d)	200	210
BBVA Bancomer, S.A.
6.75%, 09/30/22 (b)	329	360
6.75%, 09/30/22 (e)	1,051	1,149
5.13%, 01/18/33 (b)	600	605
5.88%, 09/13/34 (e)	500	523
Blackstone Holdings Finance Co LLC
1.50%, 04/10/29, EUR (e)	800	945
BNP Paribas
7.00%, (callable at 100 beginning 08/16/28) (a) (e)	200	233
2.82%, 11/19/25 (e)	5,500	5,564
4.40%, 08/14/28 (e)	900	999
China Construction Bank (New Zealand) Limited
2.62%, (3M USD LIBOR + 0.75%), 12/20/21 (b) (c)	500	500
Citigroup Inc.
5.00%, (callable at 100 beginning 09/12/24) (a) (f)	2,200	2,301
5.95%, (callable at 100 beginning 05/15/25) (a)	1,100	1,201
2.90%, 12/08/21	100	102
2.88%, 07/24/23	900	916
2.93%, (3M USD LIBOR + 1.02%), 06/01/24 (c)	600	608
4.08%, 04/23/29	1,200	1,314
2.98%, 11/05/30	5,800	5,882
CNOOC Limited
3.00%, 05/09/23	600	610
Credit Suisse (USA), Inc.
3.00%, 10/29/21	300	305
Credit Suisse Group AG
6.38%, (callable at 100 beginning 08/21/26) (a) (e)	1,100	1,187
7.25%, (callable at 100 beginning 09/12/25) (a) (e)	500	559
7.50%, (callable at 100 beginning 07/17/23) (a) (e)	400	438
6.50%, 08/08/23 (e)	200	223
6.50%, 08/08/23 (b)	300	335
2.59%, 09/11/25 (e)	1,700	1,705
3.87%, 01/12/29 (e)	700	747
Credit Suisse Group Funding (Guernsey) Ltd
3.80%, 09/15/22	900	936
3.75%, 03/26/25	800	847
4.55%, 04/17/26	700	776
Credit Suisse Holdings (USA), Inc.
2.10%, 11/12/21	600	602
Deutsche Bank Aktiengesellschaft
2.97%, (3M USD LIBOR + 0.97%), 07/13/20 (c)	1,100	1,101
3.15%, 01/22/21	500	502
4.25%, 10/14/21	2,200	2,255
5.00%, 02/14/22	900	939
3.09%, (3M USD LIBOR + 1.19%), 11/16/22 (c)	500	489
3.30%, 11/16/22	300	303
Ford Motor Credit Company LLC
8.13%, 01/15/20	150	150
5.88%, 08/02/21	300	314
5.60%, 01/07/22	1,700	1,789
2.98%, (3M USD LIBOR + 1.08%), 08/03/22 (c)	1,400	1,379
3.10%, 05/04/23	200	199
GE Capital International Funding Company Unlimited Company
4.42%, 11/15/35	800	852
HSBC Holdings PLC
5.88%, (callable at 100 beginning 09/28/26), GBP (a)	700	1,020
6.50%, (callable at 100 beginning 03/23/28) (a) (d)	400	440
3.60%, 05/25/23	800	833
2.63%, 11/07/25 (d)	1,200	1,201
4.30%, 03/08/26	725	789
3.90%, 05/25/26	600	639
3.27%, (3M USD LIBOR + 1.38%), 09/12/26 (c) (d)	500	507
4.04%, 03/13/28 (c)	200	214
3.00%, 07/22/28, GBP (d)	700	977
4.58%, 06/19/29 (d)	1,100	1,228
3.97%, 05/22/30	6,700	7,210
Industrial and Commercial Bank of China Limited -
2.68%, (3M USD LIBOR + 0.75%), 12/21/21 (b) (c)	800	800
JPMorgan Chase & Co.
5.41%, (3M USD LIBOR + 3.47%), (callable at 100 beginning 04/30/20) (a) (c)	537	541
3.56%, 04/23/24	235	245
3.22%, 03/01/25	1,380	1,429
2.30%, 10/15/25	2,800	2,793
3.30%, 04/01/26	1,700	1,786
3.78%, 02/01/28 (c)	7,000	7,531
2.74%, 10/15/30	11,100	11,088
Lloyds Banking Group PLC
7.63%, (callable at 100 beginning 06/27/23), GBP (a) (b) (d)	1,000	1,485
2.73%, (3M USD LIBOR + 0.80%), 06/21/21 (c)	400	402
4.05%, 08/16/23 (d)	1,600	1,691
4.45%, 05/08/25 (d)	800	872
4.58%, 12/10/25	400	432
Mizuho Financial Group Inc
2.63%, 04/12/21 (e)	700	705
2.77%, (3M USD LIBOR + 0.88%), 09/11/22 (c)	800	806
2.87%, 09/13/30	4,400	4,392
Morgan Stanley
3.13%, 01/23/23	3,400	3,490
3.88%, 01/27/26	300	323
NatWest Markets PLC
7.50%, (callable at 100 beginning 08/10/20) (a) (d)	700	715
Santander Holdings USA, Inc.
3.40%, 01/18/23	1,100	1,128
3.50%, 06/07/24	600	617
3.24%, 10/05/26 (e)	2,200	2,211
4.40%, 07/13/27	100	108

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
Santander UK Group Holdings PLC
7.38%, (callable at 100 beginning 06/24/22), GBP (a) (b)	295	425
4.80%, 11/15/24	532	573
4.75%, 09/15/25 (e)	600	645
Santander UK PLC
3.40%, 06/01/21 (d)	500	510
3.75%, 11/15/21 (d)	2,100	2,165
5.00%, 11/07/23 (e)	300	323
2.88%, 06/18/24	800	817
SB Capital S.A.
6.13%, 02/07/22 (b)	1,500	1,604
5.13%, 10/29/22 (b)	200	212
5.25%, 05/23/23 (b)	200	215
SMBC Aviation Capital Finance Designated Activity Company
2.65%, 07/15/21 (e)	1,700	1,706
3.00%, 07/15/22 (e)	800	810
Sumitomo Mitsui Financial Group, Inc.
3.57%, (3M USD LIBOR + 1.68%), 03/09/21 (c)	1,200	1,219
3.11%, (3M USD LIBOR + 1.14%), 10/19/21 (c)	1,300	1,317
2.78%, (3M USD LIBOR + 0.78%), 07/12/22 (c)	500	503
3.04%, 07/16/29	4,300	4,385
Synchrony Financial
2.70%, 02/03/20	100	100
3.13%, (3M USD LIBOR + 1.23%), 02/03/20 (c)	200	200
4.38%, 03/19/24	400	427
4.25%, 08/15/24	100	107
3.95%, 12/01/27	2,900	3,041
Syngenta Finance N.V.
3.93%, 04/23/21 (e)	300	306
4.44%, 04/24/23 (e)	200	209
4.89%, 04/24/25 (e)	200	214
5.18%, 04/24/28 (e)	1,900	2,040
The Blackstone Group L.P.
2.50%, 01/10/30 (e)	5,700	5,613
5.00%, 06/15/44 (e)	300	364
The Goldman Sachs Group, Inc.
5.25%, 07/27/21	500	525
2.66%, (3M USD LIBOR + 0.75%), 02/23/23 (c)	600	603
3.50%, 01/23/25	600	630
3.75%, 02/25/26	1,000	1,060
3.69%, 06/05/28 (c)	400	425
4.22%, 05/01/29	2,400	2,641
The Royal Bank of Scotland Group Public Limited Company
7.65%, (callable at 100 beginning 09/30/31) (a)	100	140
8.63%, (callable at 100 beginning 08/15/21) (a) (d)	1,699	1,826
2.00%, 03/08/23, EUR	200	232
6.00%, 12/19/23	1,000	1,111
3.50%, (3M USD LIBOR + 1.55%), 06/25/24 (c)	1,801	1,835
4.52%, 06/25/24 (c) (d)	1,100	1,166
4.27%, 03/22/25 (d)	1,400	1,488
1.75%, 03/02/26, EUR (b)	600	706
5.08%, 01/27/30 (c) (d)	200	230
UBS AG
4.75%, 02/12/26, EUR (b) (c)	400	471
UBS Group AG
3.13%, 08/13/30 (e)	400	407
UBS Group Funding (Jersey) Limited
4.13%, 09/24/25 (e)	250	271
UBS Group Funding Switzerland AG
3.49%, 05/23/23 (e)	2,600	2,677
Wells Fargo & Company
2.63%, 07/22/22	300	304
3.05%, (3M USD LIBOR + 1.11%), 01/24/23 (c)	1,500	1,529
3.16%, (3M USD LIBOR + 1.23%), 10/31/23 (c)	1,400	1,432
3.30%, 09/09/24	950	996
3.55%, 09/29/25	900	952
2.41%, 10/30/25	2,700	2,700
3.20%, 06/17/27	800	829
3.58%, 05/22/28 (c)	4,800	5,102
Wells Fargo Bank, National Association
2.54%, (3M USD LIBOR + 0.62%), 05/27/22 (c)	250	251
2.90%, 05/27/22	350	354
3.55%, 08/14/23	1,000	1,047
Willis North America Inc.
2.95%, 09/15/29	5,500	5,445
ZLS Prestigia Ltd
4.75%, 08/01/28	400	446
Other Securities		104,525
		314,829
Real Estate 5.2%
American Tower Corporation
3.45%, 09/15/21	200	205
3.50%, 01/31/23	750	777
3.00%, 06/15/23	600	614
2.95%, 01/15/25	1,700	1,734
4.00%, 06/01/25	1,000	1,069
2.75%, 01/15/27	1,900	1,900
3.13%, 01/15/27	400	408
3.80%, 08/15/29	700	747
Crown Castle International Corp.
4.88%, 04/15/22	300	318
5.25%, 01/15/23	400	434
3.80%, 02/15/28	900	957
4.30%, 02/15/29 (f)	1,800	1,986
4.00%, 11/15/49	1,501	1,564
Kilroy Realty, L.P.
4.38%, 10/01/25	300	325
3.05%, 02/15/30	6,000	5,914
Other Securities		38,597
		57,549
Energy 4.7%
Cheniere Corpus Christi Holdings, LLC
7.00%, 06/30/24	650	750
5.13%, 06/30/27	5,000	5,534
3.70%, 11/15/29 (e)	800	818
Cnooc Curtis Funding No.1 Pty Ltd
4.50%, 10/03/23 (b)	1,100	1,179
Energy Transfer LP
4.20%, 04/15/27	100	105
4.90%, 03/15/35	554	577
7.50%, 07/01/38	200	256
6.05%, 06/01/41	1,300	1,467
6.50%, 02/01/42	100	119
Gaz Capital S.A.
6.51%, 03/07/22 (b)	500	543
3.13%, 11/17/23, EUR (e)	400	490
2.95%, 01/24/24, EUR (b)	1,600	1,943
2.25%, 11/22/24, EUR (b)	200	238
4.95%, 03/23/27 (b)	600	670
GPN Capital S.A.
4.38%, 09/19/22 (b)	300	312
Oneok Partners, L.P.
4.90%, 03/15/25	1,000	1,098
6.85%, 10/15/37	200	256
ONEOK, Inc.
4.00%, 07/13/27	300	318
4.35%, 03/15/29	2,500	2,708
Petroleos Mexicanos
6.50%, 03/13/27	2,900	3,074
6.84%, 01/23/30 (e)	2,500	2,675
Regency Energy Partners LP
5.75%, 09/01/20	200	203
5.88%, 03/01/22	1,000	1,062
5.00%, 10/01/22	100	106
Sabine Pass Liquefaction, LLC
5.63%, 02/01/21 (g)	100	103
6.25%, 03/15/22	300	322
5.63%, 04/15/23	800	870
5.75%, 05/15/24	1,510	1,684
5.88%, 06/30/26	1,200	1,377
Other Securities		20,962
		51,819
Communication Services 4.6%
AT&T Inc.
3.95%, 01/15/25	100	107

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
4.10%, 02/15/28	1,520	1,652
4.80%, 06/15/44	200	227
4.35%, 06/15/45	100	108
4.75%, 05/15/46	4,900	5,525
5.15%, 11/15/46	2,200	2,620
5.45%, 03/01/47	1,400	1,730
4.50%, 03/09/48	600	662
4.55%, 03/09/49	700	772
CC Holdings GS V LLC
3.85%, 04/15/23	200	209
Charter Communications Operating, LLC
4.50%, 02/01/24	1,500	1,613
3.75%, 02/15/28	300	310
5.05%, 03/30/29	100	113
5.38%, 05/01/47	400	448
5.75%, 04/01/48	300	350
4.80%, 03/01/50	2,000	2,097
Comcast Corporation
3.15%, 03/01/26	200	209
2.35%, 01/15/27	200	200
3.30%, 02/01/27	400	423
4.15%, 10/15/28	1,700	1,912
2.65%, 02/01/30	2,000	2,009
4.50%, 01/15/43	500	584
4.60%, 08/15/45	400	478
3.40%, 07/15/46	1,200	1,209
4.70%, 10/15/48	4,500	5,538
4.00%, 11/01/49	300	333
Crown Communication Inc.
4.24%, 07/15/28 (e)	100	108
Other Securities		19,409
		50,955
Industrials 4.0%
Avolon Holdings Funding Limited
5.25%, 05/15/24 (e)	500	547
BOC Aviation Limited
2.75%, 09/18/22 (e) (f)	400	401
3.50%, 10/10/24 (e)	2,300	2,374
3.50%, 09/18/27 (e)	500	510
General Electric Capital Corporation
5.55%, 01/05/26	1,800	2,053
General Electric Company
5.00%, (callable at 100 beginning 01/21/21) (a)	2,300	2,254
0.38%, 05/17/22, EUR	1,200	1,347
International Lease Finance Corporation
8.25%, 12/15/20	600	634
8.63%, 01/15/22	200	225
Park Aerospace Holdings Limited
5.25%, 08/15/22 (e)	2,773	2,957
4.50%, 03/15/23 (e)	900	944
Spirit AeroSystems, Inc.
3.95%, 06/15/23	1,000	1,029
4.60%, 06/15/28	3,300	3,469
ZLS Prestigia Ltd
3.63%, 05/01/24	1,100	1,146
4.25%, 05/01/29	2,100	2,266
Other Securities		22,553
		44,709
Consumer Discretionary 3.1%
Ford Motor Credit Company LLC
3.55%, 10/07/22	2,200	2,226
Las Vegas Sands Corp.
3.20%, 08/08/24	5,400	5,547
2.90%, 06/25/25	200	202
3.50%, 08/18/26	800	820
Sands China Ltd.
4.60%, 08/08/23 (h)	500	528
5.13%, 08/08/25 (h)	600	661
5.40%, 08/08/28 (h)	700	790
Wynn Macau, Limited
4.88%, 10/01/24 (e)	400	409
5.50%, 10/01/27 (e)	1,800	1,869
5.13%, 12/15/29 (e)	800	816
Wynn Resorts Finance, LLC
5.13%, 10/01/29 (e) (f)	1,100	1,182
Other Securities		19,700
		34,750
Health Care 3.0%
Boston Scientific Corporation
3.38%, 05/15/22	775	799
3.75%, 03/01/26	700	750
4.00%, 03/01/29	600	663
4.70%, 03/01/49	4,500	5,455
Other Securities		25,964
		33,631
Information Technology 2.9%
Broadcom Corporation
3.00%, 01/15/22	1,400	1,419
3.63%, 01/15/24	1,500	1,552
Broadcom Inc.
3.88%, 01/15/27	1,700	1,762
Fiserv, Inc.
3.20%, 07/01/26	3,000	3,111
3.50%, 07/01/29	2,600	2,734
Micron Technology, Inc.
4.64%, 02/06/24	800	867
4.19%, 02/15/27	2,950	3,152
Other Securities		17,332
		31,929
Utilities 2.8%
NextEra Energy Capital Holdings, Inc.
3.25%, 04/01/26	800	839
3.50%, 04/01/29	500	529
2.75%, 11/01/29	2,800	2,801
5.65%, 05/01/79	800	888
Southern California Edison Company
3.70%, 08/01/25	1,100	1,162
6.05%, 03/15/39	400	517
3.60%, 02/01/45	400	394
4.00%, 04/01/47	1,100	1,154
4.13%, 03/01/48	5,000	5,326
Other Securities		17,449
		31,059
Consumer Staples 1.1%
Other Securities		12,822
Materials 0.7%
Other Securities		7,280
Total Corporate Bonds And Notes (cost $650,559)		671,332
GOVERNMENT AND AGENCY OBLIGATIONS 29.8%
U.S. Treasury Bond 9.8%
Treasury, United States Department of
3.50%, 02/15/39 (i)	814	976
Principal Only, 0.00%, 08/15/44 (j)	25	14
Principal Only, 0.00%, 05/15/45 (j)	25	14
2.50%, 02/15/46 (i)	1,875	1,915
2.50%, 05/15/46	5,657	5,776
2.88%, 11/15/46	182	200
3.13%, 05/15/48	2,956	3,403
2.88%, 05/15/49	3,550	3,914
2.25%, 08/15/49	76,950	74,678
2.38%, 11/15/49	17,700	17,647
		108,537
U.S. Treasury Note 9.7%
Treasury, United States Department of
2.13%, 07/31/24 (i)	2,295	2,338
2.25%, 11/15/24 (i)	2,160	2,215
2.13%, 05/15/25 (i)	2,940	2,998
2.25%, 08/15/27 (i) (k)	8,600	8,836
2.88%, 08/15/28 (i)	2,776	2,992
1.75%, 11/15/29	89,666	88,307
		107,686
Mortgage-Backed Securities 8.0%
Federal National Mortgage Association, Inc.
3.00%, 07/01/43	461	475

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
3.00%, 08/01/43	12	12
TBA, 4.50%, 01/15/46 (k)	5,000	5,265
TBA, 3.50%, 01/15/48 (k)	15,000	15,431
TBA, 2.50%, 02/15/48 (k)	4,700	4,643
TBA, 3.00%, 02/15/48 (k)	18,400	18,647
TBA, 3.50%, 02/15/48 (k)	24,800	25,506
TBA, 4.00%, 02/15/48 (k)	12,900	13,425
TBA, 4.50%, 02/15/48 (k)	5,000	5,268
		88,672
Sovereign 1.3%
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
8.20%, 08/12/26, PEN (e)	13,800	5,314
6.35%, 08/12/28, PEN (e)	5,000	1,755
6.95%, 08/12/31, PEN (e)	2,400	878
5.40%, 08/12/34, PEN (e)	300	96
5.35%, 08/12/40, PEN (e)	700	211
Other Securities		6,620
		14,874
U.S. Treasury Inflation Indexed Securities 1.0%
Treasury, United States Department of
0.13%, 01/15/22 (i) (l)	569	568
0.13%, 04/15/22 (l)	26	26
0.38%, 01/15/27 (i) (l)	2,770	2,813
0.50%, 01/15/28 (i) (l)	709	728
0.25%, 07/15/29 (i) (l)	6,640	6,710
		10,845
Total Government And Agency Obligations (cost $333,107)		330,614
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 3.0%
Bear Stearns ALT-A Trust
Series 2005-2A3-2, REMIC, 3.92%, 04/25/35 (c)	661	638
Citigtoup Mortgage Loan Trust
Series 2007-A2B-AHL1, REMIC, 1.93%, (1M USD LIBOR + 0.14%), 12/25/36 (c)	82	80
Series 2007-3A3A-10, REMIC, 4.30%, 09/25/37 (c)	8	7
Credit Suisse Mortgage Capital Certificates
Series 2019-A1-RPL4, 3.83%, 04/25/22 (e)	285	287
GS Mortgage Securities Corp.
Series 2005-1A1-15, REMIC, 2.05%, (1M USD LIBOR + 0.26%), 01/25/36 (c) (g)	827	775
GTP Acquisition Partners I, LLC
Series 2015-A-2, 3.48%, 06/16/25 (e)	300	309
J.P. Morgan Mortgage Acquisition Trust
Series 2006-M1-NC2, REMIC, 2.06%, (1M USD LIBOR + 0.27%), 07/25/36 (c)	300	287
Series 2006-AF3-CW2, REMIC, 5.78%, 08/25/36 (g)	1,372	1,062
United Airlines Pass-Through Trust
Series 2014-A-2, 3.75%, 09/03/26	77	81
Series 2016-A-2, 3.10%, 10/07/28	447	449
Series 2019-AA-2, REMIC, 2.70%, 05/01/32	4,500	4,508
United Airlines, Inc.
Series 2012-A-1, 4.15%, 04/11/24	1,145	1,202
Other Securities		23,348
Industrials 0.0%
Other Securities		170
Total Non-U.S. Government Agency Asset-Backed Securities (cost $32,881)		33,203
SENIOR LOAN INTERESTS 1.3%
Communication Services 0.4%
Other Securities		4,154
Financials 0.2%
Other Securities		2,460
Industrials 0.2%
Other Securities		2,368
Consumer Discretionary 0.2%
Other Securities		1,583
Health Care 0.1%
Other Securities		1,534
Information Technology 0.1%
Other Securities		1,502
Materials 0.1%
Other Securities		784
Total Senior Loan Interests (cost $14,303)		14,385
PREFERRED STOCKS 0.0%
Financials 0.0%
Other Securities		318
Real Estate 0.0%
Other Securities		31
Total Preferred Stocks (cost $328)		349
OTHER EQUITY INTERESTS 0.0%
Financials 0.0%
Other Securities		—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 14.9%
Discount Notes 14.5%
Federal Home Loan Banks Office of Finance
1.56%, 01/27/20 (m) (n)	106,100	105,976
1.58%, 02/21/20 (m) (n)	30,000	29,931
1.59%, 03/27/20 (m) (n)	25,100	25,006
		160,913
Securities Lending Collateral 0.4%
JNL Securities Lending Collateral Fund - Institutional Class, 1.57% (o) (p)	4,446	4,446
Treasury Securities 0.0%
Presidencia De La Nacion
51.00%, 03/11/20, ARS (m)	159	1
48.00%, 04/08/20, ARS (m)	3,338	37
40.20%, 04/28/20, ARS (m)	259	4
51.00%, 05/13/20, ARS (m)	4,760	52
45.00%, 08/27/20, ARS (m)	3,338	28
		122
Total Short Term Investments (cost $165,640)		165,481
Total Investments 109.4% (cost $1,196,818)		1,215,364
Other Derivative Instruments 0.0%		200
Other Assets and Liabilities, Net (9.4)%		(104,693)
Total Net Assets 100.0%		1,110,871

(a) Perpetual security. Next contractual call date presented, if applicable.

(b) Security is restricted to resale to institutional investors. See Restricted Securities table following the Schedules of Investments.

(c) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d) Convertible security.

(e) The Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2019, the value and the percentage of net assets of these liquid securities was $175,126 and 15.8% of the Fund.

(f) All or a portion of the security was on loan as of December 31, 2019.

(g) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2019.

(h) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(i) All or a portion of the security is pledged or segregated as collateral.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

(j) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(k) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2019, the total payable for investments purchased on a delayed delivery basis was $100,678.

(l) Treasury inflation indexed note, par amount is adjusted for inflation.

(m) The coupon rate represents the yield to maturity.

(n) The security is a direct debt of the agency and not collateralized by mortgages.

(o) Investment in affiliate.

(p) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

Summary of Investments by Country^	Total Long Term Investments
United States of America	75.9%
United Kingdom	5.2
Japan	2.2
Switzerland	1.9
Ireland	1.5
China	1.5
France	1.0
Netherlands	1.0
Mexico	0.9
Germany	0.9
Canada	0.8
Peru	0.8
Brazil	0.7
Russian Federation	0.6
Australia	0.6
Macau	0.5
India	0.5
Hong Kong	0.5
Italy	0.4
Singapore	0.3
United Arab Emirates	0.3
Luxembourg	0.3
Bermuda	0.2
Spain	0.2
Denmark	0.2
Saudi Arabia	0.2
Qatar	0.2
Kuwait	0.1
Colombia	0.1
Argentina	0.1
South Africa	0.1
Norway	0.1
New Zealand	0.1
Cayman Islands	0.1
Ukraine	—
Panama	—
Finland	—
Chile	—
Indonesia	—
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
21Vianet Group, Inc., 7.88%, 10/15/21	10/25/19	511	499	0.1
Adecoagro S.A., 6.00%, 09/21/27	09/14/17	200	201	—
Axis Bank Limited Singapore Branch, 3.25%, 05/21/20	02/16/18	200	200	—
Banco Bilbao Vizcaya Argentaria, S.A., 5.88%, callable at 100 beginning 09/24/23	02/04/19	663	734	0.1
Banco Bilbao Vizcaya Argentaria, S.A., 6.75%, callable at 100 beginning 02/18/20	12/08/17	936	904	0.1
Banco Votorantim S.A., 4.50%, 09/24/24	12/16/19	1,027	1,031	0.1
Barclays PLC, 7.88%, callable at 100 beginning 03/15/22	12/10/19	2,369	2,373	0.2
Barclays PLC, 1.88%, 03/23/21	10/18/19	229	229	—
BBVA Bancomer, S.A., 6.75%, 09/30/22	12/18/19	359	360	—
BBVA Bancomer, S.A., 5.13%, 01/18/33	01/11/18	597	605	0.1
Cabinet of Ministers of Ukraine, 7.75%, 09/01/22	11/05/19	426	430	—
Cemex Finance LLC, 6.00%, 04/01/24	12/18/15	276	308	—
Central China Real Estate Limited, 6.75%, 11/08/21	12/10/19	796	799	0.1
China Construction Bank (New Zealand) Limited, 2.62%, 12/20/21	12/19/19	498	500	0.1
China Evergrande Group, 7.00%, 03/23/20	02/19/19	300	299	—
China Evergrande Group, 6.25%, 06/28/21	10/31/18	960	946	0.1
Cnooc Curtis Funding No.1 Pty Ltd, 4.50%, 10/03/23	08/04/17	1,155	1,179	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Cooperatieve Rabobank U.A., 6.63%, callable at 100 beginning 06/29/21	08/19/16	2,094	2,191	0.2
Country Garden Holdings Company Limited, 7.50%, 03/09/20	07/06/18	1,002	1,002	0.1
Credit Suisse Group AG, 6.50%, 08/08/23	03/19/15	320	335	—
CSN Resources S.A., 6.50%, 07/21/20	10/11/18	197	203	—
Digital Stout Holding, LLC, 3.75%, 10/17/30	10/28/19	431	441	—
Emerald Bay SA, 0.00%, 10/19/20	09/20/17	114	109	—
Gaz Capital S.A., 6.51%, 03/07/22	03/01/19	523	543	0.1
Gaz Capital S.A., 2.95%, 01/24/24	02/28/19	1,849	1,943	0.2
Gaz Capital S.A., 2.25%, 11/22/24	03/13/19	225	238	—
Gaz Capital S.A., 4.95%, 03/23/27	09/18/18	571	670	0.1
GMR Hyderabad International Airport Limited, 5.38%, 04/10/24	09/23/19	619	622	0.1
GPN Capital S.A., 4.38%, 09/19/22	03/22/19	301	312	—
Greene King Finance PLC, 5.32%, 09/15/31	04/02/19	601	621	0.1
Greenko Dutch B.V., 4.88%, 07/24/22	10/25/19	302	300	—
Greenko Dutch B.V., 5.25%, 07/24/24	09/19/19	402	406	—
Guangzhou Times Holdings Group Co., Ltd., 7.63%, 02/21/22	12/10/19	413	414	—
Industrial and Commercial Bank of China Limited -, 2.68%, 12/21/21	12/19/19	796	800	0.1
Lloyds Banking Group PLC, 7.63%, callable at 100 beginning 06/27/23	09/27/16	1,302	1,485	0.1
Novatek Finance Designated Activity Company, 4.42%, 12/13/22	02/27/19	509	523	0.1
NTT Finance Corporation, 1.90%, 07/21/21	12/11/19	2,043	2,042	0.2
Odebrecht Offshore Drilling Finance Ltd., 6.72%, 12/01/22	01/10/17	41	32	—
Odebrecht Offshore Drilling Finance Ltd., 7.72%, 12/01/26	01/10/17	78	36	—
Pacific Gas And Electric Company, 0.00%, 08/01/28	08/02/18	199	206	—
Rio Oil Finance Trust, 9.25%, 07/06/24	07/26/16	322	388	—
RKPF Overseas 2019 A Ltd, 6.70%, 09/30/24	12/06/19	304	310	—
Ronshine China Holdings Limited, 11.25%, 08/22/21	12/10/19	531	532	0.1
Santander UK Group Holdings PLC, 7.38%, callable at 100 beginning 06/24/22	09/28/16	381	425	—
Saudi Arabia, Kingdom of, 3.25%, 10/26/26	10/19/16	792	828	0.1
SB Capital S.A., 6.13%, 02/07/22	04/17/19	1,566	1,604	0.1
SB Capital S.A., 5.13%, 10/29/22	09/19/19	209	212	—
SB Capital S.A., 5.25%, 05/23/23	09/19/19	210	215	—
Schaeffler Finance B.V., 3.25%, 05/15/25	03/27/15	108	115	—
Shriram Transport Finance Company Limited, 5.95%, 10/24/22	11/01/19	910	926	0.1
State Bank of India, 3.25%, 01/24/22	07/17/17	702	708	0.1
Stichting AK Rabobank Certificaten II, 6.50%	01/17/17	744	855	0.1
Sunac China Holdings Limited, 8.63%, 07/27/20	12/04/18	300	306	—
Sunac China Holdings Limited, 6.88%, 08/08/20	05/17/19	201	202	—
Sunac China Holdings Limited, 8.38%, 01/15/21	03/01/19	711	720	0.1
Sunac China Holdings Limited, 7.25%, 06/14/22	12/10/19	709	720	0.1
Sunny Optical Technology (Group) Company Limited, 3.75%, 01/23/23	12/09/19	1,434	1,432	0.1
Tesco Property Finance 5 PLC, 5.66%, 10/13/41	01/31/17	724	1,009	0.1
Teva Pharmaceutical Finance Netherlands II B.V., 0.38%, 07/25/20	01/18/18	147	136	—
The Royal Bank of Scotland Group Public Limited Company, 1.75%, 03/02/26	06/04/19	679	706	0.1
UBS AG, 4.75%, 02/12/26	08/27/19	466	471	—
Vanke Real Estate (Hong Kong) Company Limited, 4.20%, 06/07/24	08/22/19	833	835	0.1
Virgin Media Secured Finance PLC, 6.25%, 03/28/29	07/06/16	116	127	—
Volkswagen Leasing Gesellschaft Mit Beschrankter Haftung, 2.13%, 04/04/22	02/04/19	819	820	0.1
		40,352	41,673	3.8

JNL/PIMCO Investment Grade Credit Bond Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
Italy Government BTP Bond	7	March 2020	EUR	1,011	(3)	(15)
United States 10 Year Note	269	March 2020		34,846	(29)	(301)
United States 5 Year Note	123	April 2020		14,588	(3)	1
United States Ultra Bond	70	March 2020		13,097	(81)	(380)
					(116)	(695)
Short Contracts
Euro Bund	(25)	March 2020	EUR	(4,335)	31	81
United States 2 Year Note	(39)	April 2020		(8,417)	(2)	12
					29	93

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

JNL/PIMCO Investment Grade Credit Bond Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
28-Day MEXIBOR (M)	Paying	5.61	(M)	07/07/21	MXN	14,100	—	(8)
28-Day MEXIBOR (M)	Paying	5.84	(M)	09/14/21	MXN	1,600	—	—
28-Day MEXIBOR (M)	Paying	5.81	(M)	09/29/21	MXN	1,300	—	(4)
28-Day MEXIBOR (M)	Paying	5.75	(M)	09/30/21	MXN	1,600	—	(4)
28-Day MEXIBOR (M)	Paying	5.63	(M)	10/11/21	MXN	12,900	—	(5)
28-Day MEXIBOR (M)	Paying	7.68	(M)	12/29/22	MXN	52,400	(2)	89
28-Day MEXIBOR (M)	Paying	8.04	(M)	02/29/24	MXN	18,500	—	52
28-Day MEXIBOR (M)	Paying	7.85	(M)	04/17/24	MXN	82,300	(1)	206
28-Day MEXIBOR (M)	Paying	6.65	(M)	12/13/24	MXN	59,400	(2)	8
3M Canada Bankers Acceptance (Q)	Paying	1.90	(S)	12/18/29	CAD	1,900	(13)	(28)
3M LIBOR (S)	Receiving	0.15	(A)	06/17/30	EUR	2,400	11	27
3M LIBOR (Q)	Paying	1.66	(S)	12/31/24		2,400	(3)	(9)
6M British Bankers' Association Yen LIBOR (S)	Receiving	1.00	(S)	09/20/24	JPY	127,500	—	(53)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.30	(S)	03/20/28	JPY	146,700	—	(22)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.45	(S)	03/20/29	JPY	132,800	(1)	(35)
6M BUBOR (S)	Paying	1.00	(A)	09/19/23	HUF	297,000	(1)	18
6M BUBOR (S)	Paying	1.25	(A)	09/19/23	HUF	906,900	(4)	50
6M EURIBOR (S)	Receiving	(0.15)	(A)	03/18/30	EUR	3,500	15	79
6M EURIBOR (S)	Receiving	0.25	(A)	03/18/50	EUR	500	7	31
6M GBP LIBOR (S)	Receiving	0.75	(S)	03/18/30	GBP	1,500	12	36
6M GBP LIBOR (S)	Receiving	1.00	(S)	06/17/30	GBP	100	—	1
6M GBP LIBOR (S)	Receiving	0.75	(S)	03/18/50	GBP	1,700	36	166
6M GBP LIBOR (S)	Paying	0.75	(S)	03/18/25	GBP	300	(1)	(3)
BRAZIBOR (A)	Paying	5.96	(A)	01/02/23	BRL	86,800	31	130
BRAZIBOR (A)	Paying	6.43	(A)	01/04/27	BRL	11,700	8	(11)
BRAZIBOR (A)	Paying	7.05	(A)	01/04/27	BRL	14,400	9	90
Chilean Interbank Rate (S)	Paying	3.24	(S)	12/04/29	CLP	432,800	(2)	16
Chilean Interbank Rate (S)	Paying	3.42	(S)	12/10/29	CLP	72,300	—	4
							99	821

JNL/PIMCO Investment Grade Credit Bond Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1]	Value ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection
Darden Restaurants, Inc. (Q)	1.00	06/20/20	200	(1)	—	3
ITRAXX.EUR.31.V2 (Q)	1.00	06/20/24	4,900	(153)	2	(4)
Newell Brands Inc. (Q)	1.00	06/20/23	1,300	(19)	1	(2)
				(173)	3	(3)
Credit default swap agreements - sell protection
Anadarko Petroleum Corporation (Q)	1.00	06/20/21	(100)	1	—	4
Anadarko Petroleum Corporation (Q)	1.00	12/20/21	(400)	6	—	25
Anadarko Petroleum Corporation (Q)	1.00	06/20/22	(700)	11	—	24
AT&T Inc. (Q)	1.00	12/20/24	(1,700)	26	—	6
Berkshire Hathaway Inc. (Q)	1.00	12/20/20	(200)	2	—	6
Berkshire Hathaway Inc. (Q)	1.00	06/20/21	(500)	7	—	1
Berkshire Hathaway Inc. (Q)	1.00	12/20/22	(900)	22	—	5
Berkshire Hathaway Inc. (Q)	1.00	12/20/22	(5,600)	134	—	9
British Telecommunications Public Limited Company (Q)	1.00	12/20/24	(700)	12	—	3
Canadian Natural Resources Limited (Q)	1.00	06/20/22	(200)	4	—	7
CDX.NA.IG.27 (Q)	1.00	12/20/21	(800)	12	—	—
CDX.NA.IG.33 (Q)	1.00	12/20/29	(495,000)	4,302	(224)	2,086
D.R. Horton, Inc. (Q)	1.00	03/20/21	(100)	1	—	1
Daimler AG (Q)	1.00	12/20/20	(400)	4	—	(2)
Enbridge Inc. (Q)	1.00	12/20/21	(100)	2	—	6
Enbridge Inc. (Q)	1.00	06/20/22	(50)	1	—	1
Ford Motor Company (Q)	5.00	12/20/21	(100)	9	—	(6)
Ford Motor Company (Q)	5.00	06/20/23	(700)	94	(1)	(13)
General Electric Company (Q)	1.00	06/20/24	(300)	3	—	7
General Electric Company (Q)	1.00	12/20/24	(1,000)	7	—	21
Goldman Sachs Group Inc. (Q)	1.00	12/20/20	(800)	6	—	(6)
Goldman Sachs Group Inc. (Q)	1.00	06/20/21	(1,700)	19	—	(6)
Goldman Sachs Group Inc. (Q)	1.00	12/20/21	(1,400)	21	—	3
Host Hotels & Resorts, L.P. (Q)	1.00	12/20/20	(300)	3	—	—
ITRAXX.EUR.SR.26 (Q)	1.00	12/20/21	(1,400)	27	—	25

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

JNL/PIMCO Investment Grade Credit Bond Fund — Centrally Cleared Credit Default Swap Agreements (continued)
Reference Entity[2]	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1]	Value ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
ITRAXX.EXJP.32 (Q)	1.00	12/20/24	(3,100)	68	—	14
MetLife, Inc. (Q)	1.00	06/20/22	(800)	15	—	6
MetLife, Inc. (Q)	1.00	12/20/22	(1,100)	24	—	2
MetLife, Inc. (Q)	1.00	12/20/24	(500)	12	—	4
Morgan Stanley (Q)	1.00	12/20/20	(300)	2	—	(2)
Prudential Financial (Q)	1.00	06/20/21	(100)	1	—	1
Prudential Financial, Inc. (Q)	1.00	12/20/24	(800)	18	—	6
Rolls-Royce Group PLC (Q)	1.00	06/20/24	(1,400)	8	(1)	4
Rolls-Royce Group PLC (Q)	1.00	12/20/24	(2,500)	1	—	(2)
Rolls-Royce Group PLC (Q)	1.00	12/20/24	(1,300)	—	—	(2)
Ryder System, Inc. (Q)	1.00	06/20/22	(500)	9	—	(1)
Simon Property Group, L.P. (Q)	1.00	06/20/22	(400)	8	—	7
Sprint Communications, Inc. (Q)	5.00	09/20/20	(100)	3	—	(1)
Tesco PLC (Q)	1.00	12/20/24	(800)	8	—	9
The Sherwin-Williams Company (Q)	1.00	12/20/22	(1,000)	22	—	6
Viacom Inc. (Q)	1.00	06/20/21	(300)	4	—	—
Vodafone Group Public Limited Company (Q)	1.00	06/20/23	(400)	10	—	7
Vodafone Group Public Limited Company (Q)	1.00	06/20/24	(800)	20	—	12
				4,969	(226)	2,277

JNL/PIMCO Investment Grade Credit Bond Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]		Value ($)
Credit Default Swaptions
CDX.NA.IG.32, 06/20/24	GSC	Put	2.90	06/17/20		2,600,000	—
CDX.NA.IG.33, 12/20/24	BNP	Call	0.48	02/19/20		1,100,000	(2)
CDX.NA.IG.33, 12/20/24	BOA	Call	0.48	02/19/20		1,600,000	(3)
CDX.NA.IG.33, 12/20/24	CSI	Call	0.48	01/15/20		4,000,000	(5)
CDX.NA.IG.33, 12/20/24	BNP	Put	0.90	01/15/20		1,300,000	—
CDX.NA.IG.33, 12/20/24	BNP	Put	0.80	02/19/20		1,100,000	—
CDX.NA.IG.33, 12/20/24	BNP	Put	0.68	05/20/20		300,000	—
CDX.NA.IG.33, 12/20/24	BOA	Put	0.73	02/19/20		1,600,000	—
CDX.NA.IG.33, 12/20/24	CGM	Put	1.20	01/15/20		3,100,000	—
CDX.NA.IG.33, 12/20/24	CGM	Put	1.00	01/15/20		600,000	—
CDX.NA.IG.33, 12/20/24	CGM	Put	0.90	01/15/20		1,300,000	—
CDX.NA.IG.33, 12/20/24	CSI	Put	0.63	01/15/20		4,000,000	—
ITRAXX.EUR.31.V2, 06/20/24	GSC	Put	3.00	06/17/20	EUR	2,800,000	—
ITRAXX.EUR.32, 12/20/24	BCL	Call	0.43	03/18/20	EUR	3,300,000	(3)
ITRAXX.EUR.32, 12/20/24	BNP	Call	0.48	01/15/20	EUR	500,000	(1)
ITRAXX.EUR.32, 12/20/24	BNP	Call	0.48	02/19/20	EUR	500,000	(1)
ITRAXX.EUR.32, 12/20/24	BNP	Call	0.45	03/18/20	EUR	600,000	(1)
ITRAXX.EUR.32, 12/20/24	BOA	Call	0.43	03/18/20	EUR	2,100,000	(3)
ITRAXX.EUR.32, 12/20/24	DUB	Call	0.48	01/15/20	EUR	1,200,000	(2)
ITRAXX.EUR.32, 12/20/24	GSC	Call	0.45	03/18/20	EUR	700,000	(1)
ITRAXX.EUR.32, 12/20/24	JPM	Call	0.43	03/18/20	EUR	700,000	(1)
ITRAXX.EUR.32, 12/20/24	JPM	Call	0.45	03/18/20	EUR	700,000	(1)
ITRAXX.EUR.32, 12/20/24	BCL	Put	0.70	03/18/20	EUR	3,300,000	(1)
ITRAXX.EUR.32, 12/20/24	BNP	Put	0.80	01/15/20	EUR	500,000	—
ITRAXX.EUR.32, 12/20/24	BNP	Put	0.80	02/19/20	EUR	500,000	—
ITRAXX.EUR.32, 12/20/24	BNP	Put	0.80	03/18/20	EUR	600,000	—
ITRAXX.EUR.32, 12/20/24	BOA	Put	0.70	03/18/20	EUR	2,100,000	—
ITRAXX.EUR.32, 12/20/24	DUB	Put	0.80	01/15/20	EUR	1,200,000	—
ITRAXX.EUR.32, 12/20/24	GSC	Put	0.80	03/18/20	EUR	700,000	—
ITRAXX.EUR.32, 12/20/24	JPM	Put	0.70	03/18/20	EUR	700,000	—
ITRAXX.EUR.32, 12/20/24	JPM	Put	0.80	03/18/20	EUR	700,000	—
							(25)
Interest Rate Swaptions
3M LIBOR, 01/23/25	BNP	Call	1.36	01/21/20		2,400,000	—
3M LIBOR, 01/13/25	GSC	Call	1.47	01/09/20		2,300,000	—
3M LIBOR, 01/23/25	BNP	Put	1.75	01/21/20		2,400,000	(6)
3M LIBOR, 01/13/25	GSC	Put	1.75	01/09/20		2,300,000	(3)
							(9)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
BRL/USD	MSC	01/03/20	BRL	13,300	3,306	157
BRL/USD	MSC	02/04/20	BRL	13,300	3,303	(2)
COP/USD	GSC	01/15/20	COP	3,451,700	1,050	58
GBP/USD	BNP	01/10/20	GBP	969	1,284	29
IDR/USD	BNP	03/18/20	IDR	22,307,786	1,596	31
JPY/USD	CGM	01/10/20	JPY	1,788,400	16,466	(6)
MXN/USD	BNP	01/16/20	MXN	7,488	395	16
MXN/USD	CIT	01/22/20	MXN	23,388	1,233	39
MXN/USD	JPM	01/22/20	MXN	2,363	125	7
MXN/USD	CIT	04/22/20	MXN	2,504	130	3
MXN/USD	CIT	05/05/20	MXN	23,388	1,215	11
PEN/USD	CIT	01/10/20	PEN	2,247	678	9
PLN/USD	SCB	02/10/20	PLN	5,068	1,336	43
RUB/USD	UBS	01/24/20	RUB	70,733	1,136	61
RUB/USD	GSC	02/18/20	RUB	69,720	1,117	30
RUB/USD	MSC	03/16/20	RUB	6,752	108	4
TRY/USD	CIT	01/21/20	TRY	7,388	1,236	(31)
USD/BRL	MSC	01/03/20	BRL	(13,300)	(3,306)	(6)
USD/CAD	BCL	02/14/20	CAD	(21)	(16)	—
USD/EUR	GSC	01/10/20	EUR	(15,642)	(17,554)	(266)
USD/GBP	BNP	01/10/20	GBP	(7,976)	(10,567)	(186)
USD/MXN	CIT	01/22/20	MXN	(23,388)	(1,233)	(12)
USD/PEN	CIT	01/10/20	PEN	(2,247)	(678)	(9)
USD/PEN	BNP	01/15/20	PEN	(11,181)	(3,374)	(44)
USD/PEN	BNP	02/10/20	PEN	(5,076)	(1,530)	(34)
USD/PEN	CIT	03/04/20	PEN	(2,247)	(677)	(9)
					(3,221)	(107)

JNL/PIMCO Investment Grade Credit Bond Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional [1] ($)	Value ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection
Alibaba Group Holding Limited (Q)	BCL	0.63	1.00	12/20/24	(200)	4	3	1
Alibaba Group Holding Limited (Q)	BNP	0.63	1.00	12/20/24	(300)	5	4	1
BHP Billiton Finance (USA) Limited (Q)	BNP	0.11	1.00	06/20/21	(200)	3	(6)	9
CDX.NA.HY.25.V7 (Q)	BOA	N/A	5.00	12/20/20	(100)	5	1	4
CDX.NA.HY.27.V5 (Q)	BOA	N/A	5.00	12/20/21	(300)	30	46	(16)
CDX.NA.HY.27.V5 (Q)	CGM	N/A	5.00	12/20/21	(600)	58	52	6
CDX.NA.HY.27.V5 (Q)	JPM	N/A	5.00	12/20/21	(200)	19	17	2
CDX.NA.HY.29.V3 (Q)	GSC	N/A	5.00	12/20/22	(100)	14	14	—
CDX.NA.HY.29.V3 (Q)	JPM	N/A	5.00	12/20/22	(200)	28	32	(4)
CDX.NA.HY.31.V4 (Q)	BNP	N/A	5.00	12/20/23	(100)	17	12	5
CDX.NA.HY.31.V4 (Q)	CGM	N/A	5.00	12/20/23	(200)	34	21	13
CDX.NA.HY.31.V4 (Q)	GSC	N/A	5.00	12/20/23	(500)	85	59	26
CDX.NA.HY.31.V4 (Q)	JPM	N/A	5.00	12/20/23	(400)	68	45	23
CDX.NA.HY.31.V4 (Q)	MSC	N/A	5.00	12/20/23	(100)	17	12	5
CMBX.NA.AAA.10 (M)	GSC	N/A	0.50	11/17/59	(100)	1	(3)	4
CMBX.NA.AAA.10 (M)	MSC	N/A	0.50	11/17/59	(100)	1	(3)	4
CMBX.NA.AAA.10 (M)	UBS	N/A	0.50	11/17/59	(100)	1	(3)	4
CMBX.NA.AAA.8 (M)	CSI	N/A	0.50	10/17/57	(300)	4	(15)	19
CMBX.NA.AAA.9 (M)	GSC	N/A	0.50	09/17/58	(4,000)	53	(161)	214
CMBX.NA.AAA.9 (M)	MSC	N/A	0.50	09/17/58	(500)	6	(19)	25
CNAC (HK) Finbridge Company Limited (Q)	BCL	1.14	1.00	12/20/24	(300)	(2)	(6)	4
CNOOC Finance (2002) Limited (Q)	BNP	0.55	1.00	12/20/24	(500)	11	10	1
Gazprom OAO (Q)	BOA	0.09	1.00	06/20/20	(100)	1	(16)	17
Gazprom OAO (Q)	JPM	0.09	1.00	06/20/20	(50)	1	(8)	9
Gobierno Federal de los Estados Unidos Mexicanos (Q)	BCL	0.49	1.00	06/20/23	(800)	14	(8)	22
Gobierno Federal de los Estados Unidos Mexicanos (Q)	BNP	0.68	1.00	06/20/24	(200)	3	(3)	6
Gobierno Federal de los Estados Unidos Mexicanos (Q)	BNP	0.56	1.00	12/20/23	(300)	5	(6)	11
Gobierno Federal de los Estados Unidos Mexicanos (Q)	CGM	0.68	1.00	06/20/24	(100)	1	(2)	3
Gobierno Federal de los Estados Unidos Mexicanos (Q)	GSC	0.49	1.00	06/20/23	(1,300)	23	(12)	35
Gobierno Federal de los Estados Unidos Mexicanos (Q)	GSC	0.78	1.00	12/20/24	(100)	1	(1)	2
Gobierno Federal de los Estados Unidos Mexicanos (Q)	JPM	0.68	1.00	06/20/24	(100)	1	(2)	3
Gobierno Federal de los Estados Unidos Mexicanos (Q)	MSC	0.78	1.00	12/20/24	(800)	8	(5)	13
Huarong Finance Co., Ltd. (Q)	BOA	0.50	1.00	10/23/20	(300)	2	—	2
MCDX.CDSI.24 (Q)	MSC	N/A	1.00	06/20/25	(150)	5	(5)	10
Mexico (United Mexican States) (Q)	BCL	0.36	1.00	06/20/22	(2,600)	42	(37)	79
Pemex Project Funding Master Trust (Q)	BCL	0.41	1.00	09/20/20	(900)	5	(46)	51
Pemex Project Funding Master Trust (Q)	BCL	1.21	1.00	06/20/22	(400)	(2)	(17)	15
Pemex Project Funding Master Trust (Q)	BNP	1.21	1.00	06/20/22	(1,700)	(8)	(103)	95
Pemex Project Funding Master Trust (Q)	DUB	1.21	1.00	06/20/22	(700)	(3)	(28)	25
Pemex Project Funding Master Trust (Q)	DUB	0.96	1.00	12/20/21	(200)	—	(18)	18
Pemex Project Funding Master Trust (Q)	GSC	0.41	1.00	09/20/20	(250)	1	(13)	14
Presidencia Da Republica Federativa Do Brasil (Q)	CGM	0.99	1.00	12/20/24	(600)	1	(10)	11
Presidencia Da Republica Federativa Do Brasil (Q)	GSC	0.99	1.00	12/20/24	(500)	—	(8)	8
Presidência Da República Federativa Do Brasil (Q)	CSI	0.33	1.00	09/20/20	(200)	1	(14)	15
Presidência Da República Federativa Do Brasil (Q)	DUB	0.53	1.00	06/20/22	(200)	3	(13)	16
Presidencia de la República de Colombia (Q)	DUB	0.23	1.00	06/20/21	(650)	7	(19)	26
Presidencia de la República de Colombia (Q)	UBS	0.23	1.00	06/20/21	(650)	7	(19)	26
PT Pertamina (Persero) (Q)	BCL	0.83	1.00	12/20/24	(400)	3	(4)	7

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

JNL/PIMCO Investment Grade Credit Bond Fund — OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counter-party	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional [1] ($)	Value ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Segretariato Generale Della Presidenza Della Repubblica (Q)	BCL	1.14	1.00	06/20/24	(400)	(3)	(9)	6
Segretariato Generale Della Presidenza Della Repubblica (Q)	BCL	0.19	1.00	06/20/20	(1,200)	4	(2)	6
Segretariato Generale Della Presidenza Della Repubblica (Q)	BCL	1.22	1.00	12/20/24	(800)	(8)	2	(10)
Segretariato Generale Della Presidenza Della Repubblica (Q)	BOA	0.19	1.00	06/20/20	(400)	1	(1)	2
Segretariato Generale Della Presidenza Della Repubblica (Q)	BOA	1.14	1.00	06/20/24	(400)	(2)	(8)	6
Segretariato Generale Della Presidenza Della Repubblica (Q)	GSC	0.19	1.00	06/20/20	(300)	1	(1)	2
Sinopec Group Overseas Development (2018) Limited (Q)	BCL	0.54	1.00	12/20/24	(300)	7	5	2
Sinopec Group Overseas Development (2018) Limited (Q)	GSC	0.54	1.00	12/20/24	(200)	4	3	1
South Africa, Parliament of (Q)	BCL	1.62	1.00	12/20/24	(800)	(23)	(30)	7
South Africa, Parliament of (Q)	CGM	0.70	1.00	06/20/21	(600)	3	(50)	53
South Africa, Parliament of (Q)	GSC	1.62	1.00	12/20/24	(1,000)	(29)	(40)	11
State Grid Overseas Investment Limited (Q)	BCL	0.56	1.00	12/20/24	(300)	6	4	2
The Republic of Indonesia, The Government of (Q)	GSC	0.40	1.00	06/20/23	(300)	7	(4)	11
					(30,650)	552	(436)	988

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Capital Appreciation Fund *
COMMON STOCKS 61.2%
Information Technology 15.7%
Fiserv, Inc. (a)	1,694	195,939
Global Payments Inc.	565	103,064
Maxim Integrated Products, Inc.	1,206	74,169
Microsoft Corporation (b)	1,434	226,158
NXP Semiconductors N.V. (b)	606	77,099
TE Connectivity Ltd.	381	36,524
Texas Instruments Incorporated (b)	517	66,392
Visa Inc. - Class A (b)	1,036	194,679
		974,024
Health Care 14.3%
Alcon AG (a)	2,147	121,463
Avantor, Inc. (a)	1,324	24,033
Becton, Dickinson and Company (b)	563	153,069
Danaher Corporation (b)	1,043	160,044
Envista Holdings Corporation (a)	1,297	38,441
PerkinElmer Inc.	2,023	196,451
Thermo Fisher Scientific Inc. (b)	437	141,977
UnitedHealth Group Incorporated (b)	181	53,222
		888,700
Industrials 8.8%
Fortive Corporation	1,686	128,779
General Electric Company (b)	19,749	220,401
Roper Technologies, Inc.	377	133,586
Waste Connections, Inc.	672	61,045
		543,811
Utilities 6.2%
American Electric Power Company, Inc. (b)	1,164	110,027
American Water Works Company, Inc.	362	44,470
Eversource Energy	325	27,622
NextEra Energy, Inc.	157	37,940
NiSource Inc.	2,587	72,028
Xcel Energy Inc.	1,493	94,773
		386,860
Financials 5.7%
Intercontinental Exchange, Inc.	731	67,699
Marsh & McLennan Companies, Inc.	1,683	187,525
S&P Global Inc. (b)	294	80,198
The PNC Financial Services Group, Inc. (b)	97	15,452
		350,874
Consumer Discretionary 5.4%
Amazon.com, Inc. (a) (b)	69	127,024
Aptiv PLC	387	36,723
Hilton Worldwide Holdings Inc.	749	83,088
Yum! Brands, Inc. (b)	712	71,680
Other Securities		16,224
		334,739
Communication Services 3.6%
Alphabet Inc. - Class A (a) (b)	8	10,616
Alphabet Inc. - Class C (a) (b)	98	131,028
Facebook, Inc. - Class A (a) (b)	408	83,742
		225,386
Consumer Staples 1.1%
Keurig Dr Pepper Inc. (c)	2,414	69,894
Energy 0.3%
Other Securities		16,962
Real Estate 0.1%
Other Securities		4,144
Total Common Stocks (cost $3,131,208)		3,795,394
CORPORATE BONDS AND NOTES 13.2%
Communication Services 4.5%
CCO Holdings, LLC
5.25%, 09/30/22	8,175	8,283
5.13%, 02/15/23	2,550	2,585
4.00%, 03/01/23 (d)	5,947	6,042
5.13%, 05/01/23 (d)	7,705	7,885
5.75%, 09/01/23	4,820	4,907
5.75%, 01/15/24	1,076	1,098
5.88%, 04/01/24 (d)	6,915	7,186
5.13%, 05/01/27 (d)	19,616	20,758
5.00%, 02/01/28 (d)	31,039	32,542
Charter Communications Operating, LLC
3.58%, 07/23/20	2,525	2,541
Netflix, Inc.
5.38%, 02/01/21	2,870	2,965
5.88%, 02/15/25	8,825	9,865
4.38%, 11/15/26	19,735	20,226
4.88%, 04/15/28	39,847	41,492
5.88%, 11/15/28	39,640	43,986
6.38%, 05/15/29 (d)	22,815	26,078
Other Securities		43,489
		281,928
Health Care 1.9%
Avantor, Inc.
6.00%, 10/01/24 (d)	10,440	11,140
9.00%, 10/01/25 (d)	43,087	48,221
Becton, Dickinson and Company
2.89%, 06/06/22	9,005	9,148
2.92%, (3M USD LIBOR + 1.03%), 06/06/22 (e)	2,765	2,787
3.36%, 06/06/24	6,350	6,604
Other Securities		37,752
		115,652
Consumer Discretionary 1.8%
Hilton Domestic Operating Company Inc.
4.25%, 09/01/24	3,095	3,157
KFC Holding Co.
5.00%, 06/01/24 (d)	6,685	6,938
5.25%, 06/01/26 (d)	13,015	13,745
4.75%, 06/01/27 (d)	19,350	20,463
Netflix, Inc.
5.50%, 02/15/22	2,080	2,208
Yum! Brands, Inc.
3.88%, 11/01/20	5,645	5,687
3.75%, 11/01/21	10,046	10,279
3.88%, 11/01/23	5,450	5,619
6.88%, 11/15/37	3,355	3,889
5.35%, 11/01/43	8,580	8,581
Other Securities		28,593
		109,159
Financials 1.4%
Marsh & Mclennan Companies, Inc.
2.35%, 03/06/20	440	440
2.75%, 01/30/22	1,090	1,107
3.30%, 03/14/23	1,205	1,244
Solera, LLC
10.50%, 03/01/24 (d)	31,290	33,243
The PNC Financial Services Group, Inc.
5.00%, (callable at 100 beginning 11/01/26) (f)	9,685	10,416
Other Securities		42,535
		88,985
Real Estate 0.8%
Crown Castle International Corp.
4.88%, 04/15/22	8,850	9,379
5.25%, 01/15/23	15,275	16,585
Other Securities		23,713
		49,677
Industrials 0.7%
General Electric Company
5.00%, (callable at 100 beginning 01/21/21) (f)	18,212	17,848
Roper Technologies, Inc.
3.65%, 09/15/23	4,780	5,013
Other Securities		20,685
		43,546
Consumer Staples 0.6%
Other Securities		40,045
Utilities 0.6%
American Electric Power Company, Inc.
3.65%, 12/01/21	720	742
Eversource Energy
2.75%, 03/15/22	2,725	2,763

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
3.80%, 12/01/23	1,160	1,222
NextEra Energy Capital Holdings, Inc.
2.90%, 04/01/22	2,535	2,583
NiSource Finance Corp.
3.49%, 05/15/27	10,385	10,913
4.38%, 05/15/47	5,555	6,174
NiSource Inc.
5.65%, (callable at 100 beginning 06/15/23) (f)	4,655	4,775
Other Securities		7,094
		36,266
Information Technology 0.4%
Fiserv, Inc.
2.70%, 06/01/20	4,825	4,837
3.80%, 10/01/23 (g)	3,100	3,269
Refinitiv US Holdings Inc.
6.25%, 05/15/26 (d)	7,023	7,675
8.25%, 11/15/26 (d)	8,750	9,857
Other Securities		2,765
		28,403
Materials 0.4%
Reynolds Group Holdings Inc.
5.75%, 10/15/20	14,843	14,866
5.50%, (3M USD LIBOR + 3.50%), 07/15/21 (c) (d) (e)	3,425	3,430
5.13%, 07/15/23 (d)	4,670	4,785
		23,081
Energy 0.1%
Other Securities		5,270
Total Corporate Bonds And Notes (cost $788,056)		822,012
PREFERRED STOCKS 4.4%
Health Care 1.5%
Avantor, Inc., 6.25%, 05/15/22 (h)	765	48,189
Becton, Dickinson and Company - Series A, 6.13%, 05/01/20 (h)	722	47,292
		95,481
Financials 1.5%
Wells Fargo & Company - Series L, 7.50% (f) (h)	49	71,673
Other Securities		19,162
		90,835
Utilities 1.2%
American Electric Power Company, Inc., 6.13%, 03/15/22 (h)	128	6,934
CMS Energy Corporation, 5.88%, 10/15/78	585	15,660
CMS Energy Corporation, 5.88%, 03/01/79 (c)	750	20,482
NiSource Inc., 6.50%, (callable at 25 beginning 03/15/24) (f)	330	9,191
Other Securities		18,773
		71,040
Industrials 0.2%
Fortive Corporation - Series A, 5.00%, 07/01/21 (h)	14	13,217
Total Preferred Stocks (cost $243,228)		270,573
SENIOR LOAN INTERESTS 3.8%
Information Technology 2.3%
Cypress Intermediate Holdings III, Inc.
2017 1st Lien Term Loan, 0.00%, (1M LIBOR + 2.75%), 03/30/24 (e) (i)	745	746
2017 1st Lien Term Loan, 4.55%, (1M LIBOR + 2.75%), 03/30/24 (e)	21,024	21,050
Financial & Risk US Holdings, Inc.
2018 USD Term Loan, 5.05%, (1M LIBOR + 3.25%), 09/12/25 (e)	57,886	58,378
Kronos Incorporated
2017 Term Loan B, 0.00%, (3M LIBOR + 3.00%), 11/01/23 (e) (i)	2,320	2,330
2017 Term Loan B, 4.91%, (3M LIBOR + 3.00%), 11/01/23 (e)	50,193	50,415
Other Securities		7,821
		140,740
Financials 0.8%
Hub International Limited
2018 Term Loan B, 0.00%, (3M LIBOR + 2.75%), 04/25/25 (e) (i)	4,000	3,995
2018 Term Loan B, 4.69%, (3M LIBOR + 2.75%), 04/25/25 (e)	33,413	33,369
Other Securities		14,408
		51,772
Consumer Staples 0.3%
Other Securities		16,906
Health Care 0.2%
Other Securities		11,697
Consumer Discretionary 0.1%
Other Securities		7,287
Communication Services 0.1%
Other Securities		6,737
Materials 0.0%
Other Securities		1,086
Industrials 0.0%
Other Securities		299
Total Senior Loan Interests (cost $234,789)		236,524
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.2%
Other Securities		13,222
Total Non-U.S. Government Agency Asset-Backed Securities (cost $12,895)		13,222
TRUST PREFERREDS 0.2%
Utilities 0.2%
Other Securities		9,596
Total Trust Preferreds (cost $8,248)		9,596
INVESTMENT COMPANIES 0.0%
T. Rowe Price Institutional Floating Rate Fund (j)	128	1,263
Total Investment Companies (cost $1,303)		1,263
SHORT TERM INVESTMENTS 18.1%
Investment Companies 17.9%
JNL Government Money Market Fund - Institutional Class, 1.48% (j) (k)	18,621	18,621
T. Rowe Price Government Reserve Fund, 1.59% (j) (k)	1,093,861	1,093,861
		1,112,482
Securities Lending Collateral 0.2%
JNL Securities Lending Collateral Fund - Institutional Class, 1.57% (j) (k)	12,879	12,879
Total Short Term Investments (cost $1,125,361)		1,125,361
Total Investments 101.1% (cost $5,545,088)		6,273,945
Other Derivative Instruments (0.8)%		(47,429)
Other Assets and Liabilities, Net (0.3)%		(23,849)
Total Net Assets 100.0%		6,202,667

(a) Non-income producing security.

(b) All or a portion of the security is subject to a written call option.

(c) All or a portion of the security was on loan as of December 31, 2019.

(d) The Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2019, the value and the percentage of net assets of these liquid securities was $357,476 and 5.8% of the Fund.

(e) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f) Perpetual security. Next contractual call date presented, if applicable.

(g) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

(h) Convertible security.

(i) This senior loan will settle after December 31, 2019. If a reference rate and spread is presented, it will go into effect upon settlement.

(j) Investment in affiliate.

(k) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

Long Term Investments in Affiliates

Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
T. Rowe Price Institutional Floating Rate Fund	1,159	64	—	63	—	40	1,263	—

JNL/T. Rowe Price Capital Appreciation Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
Alphabet Inc.	CGM	Call	1,340.00	01/17/20	40	(73)
Alphabet Inc.	CGM	Call	1,350.00	01/17/20	65	(79)
Alphabet Inc.	CGM	Call	1,400.00	01/17/20	40	(6)
Alphabet Inc.	CGM	Call	1,500.00	01/17/20	41	—
Alphabet Inc.	CGM	Call	1,300.00	01/17/20	187	(809)
Alphabet Inc.	CGM	Call	1,500.00	01/15/21	226	(1,451)
Alphabet Inc.	GSC	Call	1,270.00	01/17/20	25	(177)
Alphabet Inc.	GSC	Call	1,300.00	01/17/20	25	(111)
Alphabet Inc.	GSC	Call	1,350.00	01/17/20	25	(35)
Amazon.com, Inc.	CGM	Call	2,100.00	01/17/20	12	(2)
Amazon.com, Inc.	CGM	Call	2,300.00	01/17/20	44	(1)
Amazon.com, Inc.	CGM	Call	2,025.00	01/17/20	12	(3)
Amazon.com, Inc.	CGM	Call	1,800.00	01/17/20	35	(220)
Amazon.com, Inc.	CGM	Call	2,000.00	01/17/20	12	(4)
Amazon.com, Inc.	CSI	Call	2,600.00	01/17/20	21	—
Amazon.com, Inc.	CSI	Call	2,700.00	01/17/20	21	—
Amazon.com, Inc.	CSI	Call	2,500.00	01/17/20	20	—
Amazon.com, Inc.	CSI	Call	2,200.00	01/15/21	172	(1,453)
American Electric Power Company, Inc.	CGM	Call	95.00	01/17/20	1,336	(94)
American Electric Power Company, Inc.	CGM	Call	85.00	01/17/20	1,551	(1,482)
American Electric Power Company, Inc.	CGM	Call	105.00	01/15/21	1,626	(304)
American Tower Corporation	CGM	Call	175.00	01/17/20	179	(984)
Becton, Dickinson and Company	GSC	Call	300.00	01/15/21	583	(685)
Danaher Corporation	CGM	Call	150.00	01/17/20	214	(103)
Facebook, Inc.	JPM	Call	220.00	01/17/20	1,036	(36)
Facebook, Inc.	JPM	Call	200.00	01/17/20	630	(471)
General Electric Company	JPM	Call	15.00	01/15/21	10,216	(450)
McDonald's Corporation	CGM	Call	200.00	01/17/20	241	(28)
McDonald's Corporation	CGM	Call	195.00	01/17/20	241	(95)
McDonald's Corporation	CSI	Call	200.00	01/17/20	96	(11)
McDonald's Corporation	CSI	Call	195.00	01/17/20	97	(38)
Microsoft Corporation	CGM	Call	130.00	01/17/20	916	(2,528)
Microsoft Corporation	CGM	Call	135.00	01/17/20	969	(2,180)
Microsoft Corporation	CGM	Call	125.00	01/17/20	914	(2,996)
Microsoft Corporation	CGM	Call	120.00	01/17/20	562	(2,118)
Microsoft Corporation	CSI	Call	130.00	01/17/20	280	(773)
Microsoft Corporation	CSI	Call	125.00	01/17/20	1,212	(3,973)
Microsoft Corporation	CSI	Call	165.00	01/15/21	1,946	(2,237)
Microsoft Corporation	RDR	Call	130.00	01/17/20	872	(2,407)
NXP Semiconductors N.V.	CSI	Call	140.00	01/15/21	1,272	(1,339)
S&P Global Inc.	CGM	Call	230.00	01/17/20	423	(1,796)
S&P Global Inc.	CGM	Call	220.00	01/17/20	424	(2,252)
Texas Instruments Incorporated	GSC	Call	130.00	01/17/20	69	(9)
Texas Instruments Incorporated	GSC	Call	135.00	01/17/20	128	(2)
Texas Instruments Incorporated	GSC	Call	140.00	01/17/20	128	(1)
Texas Instruments Incorporated	GSC	Call	135.00	01/15/21	399	(366)
Texas Instruments Incorporated	GSC	Call	140.00	01/15/21	398	(276)
Texas Instruments Incorporated	JPM	Call	130.00	01/17/20	969	(119)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

JNL/T. Rowe Price Capital Appreciation Fund — OTC Written Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]	Value ($)
Texas Instruments Incorporated	JPM	Call	120.00	01/17/20	390	(339)
Texas Instruments Incorporated	RDR	Call	125.00	01/17/20	1,891	(804)
The PNC Financial Services Group, Inc.	CSI	Call	140.00	01/17/20	965	(1,899)
Thermo Fisher Scientific Inc.	RBC	Call	400.00	01/15/21	470	(369)
UnitedHealth Group Incorporated	CGM	Call	290.00	01/17/20	131	(112)
UnitedHealth Group Incorporated	CGM	Call	300.00	01/17/20	228	(80)
UnitedHealth Group Incorporated	CGM	Call	270.00	01/17/20	171	(424)
UnitedHealth Group Incorporated	CGM	Call	280.00	01/17/20	171	(272)
UnitedHealth Group Incorporated	GSC	Call	290.00	01/17/20	83	(71)
UnitedHealth Group Incorporated	JPM	Call	310.00	01/17/20	20	(2)
Visa Inc.	CSI	Call	165.00	01/17/20	420	(976)
Visa Inc.	CSI	Call	170.00	01/17/20	483	(872)
Visa Inc.	CSI	Call	175.00	01/17/20	484	(649)
Visa Inc.	CSI	Call	155.00	01/17/20	262	(851)
Visa Inc.	CSI	Call	150.00	01/17/20	262	(1,002)
Visa Inc.	CSI	Call	160.00	01/17/20	434	(1,187)
Visa Inc.	GSC	Call	180.00	01/17/20	425	(361)
Visa Inc.	GSC	Call	170.00	01/17/20	489	(882)
Visa Inc.	GSC	Call	175.00	01/17/20	1,194	(1,600)
Yum! Brands, Inc.	BOA	Call	120.00	01/17/20	273	(1)
Yum! Brands, Inc.	BOA	Call	115.00	01/17/20	273	(1)
Yum! Brands, Inc.	CGM	Call	120.00	01/17/20	873	(1)
Yum! Brands, Inc.	CGM	Call	100.00	01/17/20	482	(93)
Yum! Brands, Inc.	CGM	Call	115.00	01/17/20	878	(4)
						(47,429)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL/The London Company Focused U.S. Equity Fund
COMMON STOCKS 97.2%
Financials 23.6%
Berkshire Hathaway Inc. - Class B (a)	24	5,465
BlackRock, Inc.	7	3,300
MBIA Inc. (a)	200	1,859
The Charles Schwab Corporation	69	3,294
Wells Fargo & Company	47	2,533
		16,451
Industrials 16.0%
General Dynamics Corporation	14	2,488
Norfolk Southern Corporation	17	3,217
Old Dominion Freight Line Inc.	20	3,811
Southwest Airlines Co.	31	1,669
		11,185
Information Technology 15.4%
Apple Inc.	17	5,109
Citrix Systems Inc.	31	3,430
Texas Instruments Incorporated	17	2,183
		10,722
Consumer Staples 11.1%
Altria Group, Inc.	70	3,476
Lamb Weston Holdings Inc.	50	4,307
		7,783
Materials 9.3%
Martin Marietta Materials Inc.	15	4,094
NewMarket Corp.	5	2,413
		6,507
Consumer Discretionary 8.2%
Carnival Plc	33	1,694
Dollar Tree Inc. (a)	29	2,703
Mohawk Industries Inc. (a)	10	1,338
		5,735
Health Care 4.4%
Johnson & Johnson	21	3,081
Communication Services 3.4%
Fox Corporation - Class A	64	2,388
Real Estate 3.1%
STORE Capital Corp.	58	2,170
Energy 2.7%
Chevron Corporation	15	1,857
Total Common Stocks (cost $50,462)		67,879
SHORT TERM INVESTMENTS 2.7%
Investment Companies 2.7%
JNL Government Money Market Fund - Institutional Class, 1.48% (b) (c)	1,887	1,887
Total Short Term Investments (cost $1,887)		1,887
Total Investments 99.9% (cost $52,349)		69,766
Other Assets and Liabilities, Net 0.1%		63
Total Net Assets 100.0%		69,829

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL/VanEck International Gold Fund
COMMON STOCKS 94.9%
Materials 94.9%
Agnico Eagle Mines Limited	63	3,847
Alamos Gold Inc - Class A	205	1,231
AngloGold Ashanti - ADR	52	1,164
Argonaut Gold Inc. (a)	196	295
Auryn Resources Inc (a)	107	154
B2Gold Corp.	1,233	4,945
Barrick Gold Corporation	251	4,667
Bear Creek Mining Corp. (a)	334	705
Bellevue Gold Limited (a) (b)	2,419	910
BonTerra Resources Inc. (a)	351	608
Cardinal Resources Limited (a) (b)	1,973	415
Columbus Gold Corp. (a)	470	58
Continental Gold, Inc. (a)	365	1,505
Corvus Gold Inc. (a)	597	989
Detour Gold Corporation (a)	38	741
Eastmain Resources Inc. (a)	709	57
Endeavour Mining Corporation (a) (b)	17	314
Equinox Gold Corp. (a) (b)	101	775
Evolution Mining Limited	1,028	2,719
First Mining Gold Corp. (a)	383	75
Gold Fields Limited - ADR	67	441
Gold Road Resources Limited (a)	1,874	1,755
Gold Standard Ventures Corp. (a) (b)	406	348
Kinross Gold Corp. (a)	400	1,895
Kirkland Lake Gold Ltd. (b)	128	5,646
Leagold Mining Corp. (a) (b)	353	879
Liberty Gold Corp. (a) (c)	304	242
Liberty Gold Corp. (a) (b)	1,604	1,347
Lundin Gold Inc. (a)	62	398
Marathon Gold Corp. (a) (c)	340	486
Midas Gold Corp. (a) (b)	276	134
Newcrest Mining Ltd.	68	1,439
Newmont Goldcorp Corporation	77	3,359
Nighthawk Gold Corp. (a) (b)	308	123
Northern Star Resources Ltd.	316	2,495
NovaGold Resources Inc. (a)	48	427
Oceana Gold Pty Ltd	377	741
Orezone Gold Corporation (a)	1,287	654
Osisko Gold Royalties Ltd	32	308
Osisko Mining Inc. (a) (b)	483	1,506
Otis Gold Corp. (a)	405	39
Premier Gold Mines Limited (a)	224	340
Pretium Resources Inc. (a) (b)	80	891
Probe Metals Inc. (a)	337	299
Pure Gold Mining Inc. (a)	1,597	996
Rio2 Limited (a) (b)	786	242
Royal Gold Inc.	8	912
Sabina Gold & Silver Corp. (a)	902	1,334
Saracen Mineral Holdings Ltd. (a)	559	1,299
SEMAFO Inc. (a)	404	840
SSR Mining Inc. (a)	77	1,489
TMAC Resources Inc (a) (b)	121	353
West African Resources Ltd. (a) (b)	4,201	1,263
Wheaton Precious Metals Corp.	104	3,103
Yamana Gold Inc. (b)	501	1,979
Total Common Stocks (cost $53,067)		66,176
WARRANTS 0.7%
BonTerra Resources Inc. (a) (c)	32	11
Liberty Gold Corp. (a) (c)	826	374
Probe Metals Inc. (a) (c)	164	10
Pure Gold Mining Inc. (a) (c)	428	30
Pure Gold Mining Inc. (a) (c)	283	62
Total Warrants (cost $135)		487
RIGHTS 0.0%
Alio Gold Inc. (a) (c)	175	—
Allegiant Gold Ltd. (a) (c)	130	—
Leagold Mining Corp. (a) (b) (c)	90	21
Total Rights (cost $97)		21
SHORT TERM INVESTMENTS 18.5%
Securities Lending Collateral 12.8%
JNL Securities Lending Collateral Fund - Institutional Class, 1.57% (d) (e)	8,927	8,927
Investment Companies 5.7%
JNL Government Money Market Fund - Institutional Class, 1.48% (d) (e)	3,977	3,977
Total Short Term Investments (cost $12,904)		12,904
Total Investments 114.1% (cost $66,203)		79,588
Other Assets and Liabilities, Net (14.1)%		(9,844)
Total Net Assets 100.0%		69,744

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2019.

(c) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL/WCM Focused International Equity Fund
COMMON STOCKS 95.5%
Canada 12.1%
Canadian Pacific Railway Limited	276	70,450
Dollarama Inc.	653	22,458
Lululemon Athletica Inc. (a)	168	38,877
Shopify Inc. - Class A (a)	199	79,212
		210,997
Switzerland 11.1%
Alcon AG (a)	800	45,284
Geberit AG	69	38,476
Nestle SA	553	59,893
Sika AG	258	48,449
		192,102
France 10.3%
Cie Generale d'Optique Essilor International SA	410	62,570
LVMH Moet Hennessy Louis Vuitton SE	154	71,756
Pernod-Ricard SA	249	44,606
		178,932
United Kingdom 9.6%
Compass Group PLC	2,122	53,237
Experian PLC	2,099	70,968
Smith & Nephew PLC	1,718	41,840
		166,045
United States of America 9.1%
Chubb Limited	352	54,778
Mettler-Toledo International Inc. (a)	52	41,544
ResMed Inc.	394	61,039
		157,361
Ireland 6.0%
Accenture Public Limited Company - Class A	346	72,868
Icon Public Limited Company (a)	178	30,578
		103,446
Australia 4.8%
CSL Ltd.	430	83,198
Taiwan 3.9%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1,171	68,030
India 3.4%
HDFC Bank Limited - ADR	926	58,711
Hong Kong 3.3%
AIA Group Limited	5,472	57,509
China 3.3%
Tencent Holdings Limited	1,194	57,486
Netherlands 3.1%
ASML Holding - ADR (b)	180	53,408
Japan 2.9%
Keyence Corp.	145	50,911
Denmark 2.8%
DSV A/S	424	48,831
Sweden 2.6%
Atlas Copco Aktiebolag - Class A	1,140	45,476
Germany 2.6%
Adidas AG	138	45,160
Spain 2.5%
Amadeus IT Group SA	539	44,044
Mexico 2.1%
Wal - Mart de Mexico, S.A.B. de C.V.	12,897	36,937
Total Common Stocks (cost $1,127,227)		1,658,584
SHORT TERM INVESTMENTS 5.9%
Investment Companies 4.3%
JNL Government Money Market Fund - Institutional Class, 1.48% (c) (d)	75,150	75,150
Securities Lending Collateral 1.6%
JNL Securities Lending Collateral Fund - Institutional Class, 1.57% (c) (d)	27,087	27,087
Total Short Term Investments (cost $102,237)		102,237
Total Investments 101.4% (cost $1,229,464)		1,760,821
Other Assets and Liabilities, Net (1.4)%		(24,799)
Total Net Assets 100.0%		1,736,022

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2019.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

Short Term Investments in Affiliates

Certain Funds invested in a money market fund which is managed by Jackson National Asset Management, LLC. The JNL Government Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. Jackson National Asset Management, LLC serves as the Adviser and Administrator for the JNL Government Money Market Fund. JNL/T. Rowe Price Capital Appreciation Fund is sub-advised by T. Rowe Price Associates, Inc. and invested in T. Rowe Price Government Reserve Fund as a cash management tool. The total value and cost of these investments is included in Investments – affiliated in the Statements of Assets and Liabilities and the associated income is included in Affiliated income in the Statements of Operations. There was no realized or unrealized gain or loss relating to transactions in these investments during the year ended December 31, 2019. The following table details the investments held during the year ended December 31, 2019.

JNL Government Money Market Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL iShares Tactical Growth Fund	7,555	41,285	45,985	95	2,855	1.1
JNL iShares Tactical Moderate Fund	9,516	43,167	51,145	132	1,538	1.0
JNL iShares Tactical Moderate Growth Fund	13,858	43,661	54,520	185	2,999	1.0
JNL/DFA U.S. Small Cap Fund	551	40,824	41,029	16	346	0.2
JNL/DoubleLine Total Return Fund	205,649	989,297	1,078,705	3,034	116,241	4.3
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	17,062	490,897	490,422	272	17,537	7.7
JNL/FAMCO Flex Core Covered Call Fund	4,574	61,392	64,426	60	1,540	1.0
JNL/Lazard International Strategic Equity Fund	4,997	81,627	75,163	173	11,461	4.9
JNL/Mellon Equity Income Fund	2,299	261,909	258,839	104	5,369	1.0
JNL/Neuberger Berman Commodity Strategy Fund	15,021	216,725	211,609	382	20,137	18.4
JNL/Neuberger Berman Currency Fund	2,655	395,329	395,759	70	2,225	3.2
JNL/Nicholas Convertible Arbitrage Fund	6,569	125,541	123,089	268	9,021	6.1
JNL/T. Rowe Price Capital Appreciation Fund	5,165	558,589	545,133	393	18,621	0.3
JNL/The London Company Focused U.S. Equity Fund	3,583	19,758	21,454	55	1,887	2.7
JNL/VanEck International Gold Fund	486	32,155	28,664	14	3,977	5.7
JNL/WCM Focused International Equity Fund	51,322	347,638	323,810	1,230	75,150	4.3

T. Rowe Price Government Reserve Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL/T. Rowe Price Capital Appreciation Fund	124,990	2,024,159	1,056,811	12,949	1,092,338	17.6

Certain Funds participating in securities lending receive cash collateral daily, which is invested by JPMorgan Chase Bank, N.A. (“JPM Chase”) or State Street Bank and Trust Company (“State Street”) in the JNL Securities Lending Collateral Fund, which is an affiliate of the Funds' Adviser. Jackson National Asset Management, LLC serves as the Adviser and Administrator for the JNL Securities Lending Collateral Fund. The Fund receives income from the investment in the JNL Securities Lending Collateral Fund, which is aggregated with lending fees and rebates negotiated with the borrower. The total value and cost of these investments is included in Investments - affiliated in the Statements of Assets and Liabilities and the income is included in Affiliated income in the Statements of Operations. There was no realized or unrealized gain or loss relating to transactions in the cash collateral investments during the year ended December 31, 2019.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 64.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

Abbreviations:

ADR - American Depositary Receipt	LIBOR - London Interbank Offer Rate
ASX - Australian Stock Exchange	MBS - Mortgage-Backed Security
BIBOR - Bangkok Interbank Offered Rate	MCDX.CDSI – Municipal Credit Default Swap Index
BRAZIBOR – Brazil Interbank Offered Rate	MEXIBOR - Mexico Interbank Offered Rate
BUBOR - Budapest Interbank Offered Rate	MSCI - Morgan Stanley Capital International
CDX.EM - Credit Default Swap Index - Emerging Markets	OAO - Russian Open Joint Stock Company
CDX.NA.HY - Credit Default Swap Index - North American - High Yield	RBOB - Reformulated Gasoline Blendstock for Oxygen Blending
CDX.NA.IG - Credit Default Swap Index - North American - Investment Grade	REMIC - Real Estate Mortgage Investment Conduit
CMBX.NA - Commercial Mortgage-Backed Securities Index - North American	SIBOR - Singapore Interbank Offered Rate
CPURNSA - CPI Consumers Index Non-Seasonally Adjusted	S&P - Standard & Poor’s
ETF - Exchange Traded Fund	ULSD - Ultra Low Sulfur Diesel
EURIBOR - Europe Interbank Offered Rate	UK - United Kingdom
HICP - Harmonised Index of Consumer Prices	US - United States
iTraxx - Group of international credit derivative indexes monitored	WTI - West Texas Intermediate
by the International Index Company

Currency Abbreviations:

AED - United Arab Emirates Dirham	GHS - Ghanaian Cedi	PLN - Polish Zloty
AUD - Australian Dollar	HUF - Hungarian Forint	RSD - Serbian Dinar
BHD - Bahraini Dinar	INR – Indian Rupee	SEK - Swedish Krona
BRL - Brazilian Real	JPY - Japanese Yen	SGD - Singapore Dollar
CAD - Canadian Dollar	KRW - Korean Won	THB - Thai Baht
CHF - Swiss Franc	MXN - Mexican Peso	TRY - New Turkish Lira
CLP - Chilean Peso	MYR - Malaysian Ringgit	UAH - Ukrainian Hryvnia
CNY - Chinese Yuan	NOK - Norwegian Krone	UGX - Ugandan Shilling
COP - Colombian Peso	NZD - New Zealand Dollar	USD - United States Dollar
CZK - Czech Republic Korunas	OMR - Omani Rial	ZAR - South African Rand
EGP - Egyptian Pound	PEN - Peruvian Nuevo Sol
EUR - European Currency Unit (Euro)	PHP - Philippine Peso
GBP - British Pound
GEL - Georgian Lari

Counterparty Abbreviations:

ANZ - ANZ Banking Group LTD.	JPM - JPMorgan Chase Bank N.A.
BNP - BNP Paribas Securities	MSC - Morgan Stanley & Co., Incorporated
BCL - Barclays Capital Inc.	RBC - Royal Bank of Canada
BOA - Bank of America	RDR - RBC Dain Raucher Inc.
CGM - Citigroup Global Markets	SCB - Standard Chartered Bank
CIT - Citibank, Inc.	SGB - Societe Generale Bannon LLC
CSI - Credit Suisse Securities, LLC	SSB - State Street Brokerage Services, Inc.
DUB - Deutsche Bank Alex Brown Inc.	UBS - UBS Securities LLC
GSC - Goldman Sachs & Co.
HSB - HSBC Securities Inc.

1Rounded par and notional amounts are listed in USD unless otherwise noted. Options are quoted in unrounded number of contracts or unrounded notional. Futures and contracts for difference are quoted in unrounded contracts.

2For Funds with derivatives that received or paid periodic payments, the frequency of periodic payments are defined as follows: (A) - Annually; (E) - Expiration Date; (M) - Monthly; (Q) - Quarterly; (S) - Semi-Annually.

"-" Amount rounds to less than one thousand or 0.05%.

* A Summary Schedule of Investments is presented for this portfolio. For all items listed as "Other Securities" in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2019. Certain footnotes may apply to securities included in “Other Securities” and are referenced in the complete Schedule of Investments. A complete Schedule of Investments is available without charge, upon request, by calling the Jackson Service Center at 1-800-644-4565 or by visiting the Commission’s website, www.sec.gov.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2019

	JNL iShares Tactical Growth Fund	JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Growth Fund	JNL/DFA U.S. Small Cap Fund	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund(a)	JNL/FAMCO Flex Core Covered Call Fund
Assets
Investments - unaffiliated, at value	$255,325	$153,338	$296,149	$156,775	$2,567,850	$192,380	$162,420
Investments - affiliated, at value	22,245	16,572	27,199	3,811	116,241	17,537	1,540
Purchased options, at value	—	—	—	—	—	503	—
Forward foreign currency contracts	—	—	—	—	—	7,580	—
Variation margin on futures/futures options contracts	—	—	—	—	—	38	—
Variation margin on swap agreements	—	—	—	—	—	176	—
OTC swap agreements	—	—	—	—	—	502	—
OTC swap premiums paid	—	—	—	—	—	2,946	—
Cash	—	1	—	22	1,180	4,878	—
Foreign currency	—	—	—	—	—	2,781	—
Receivable from:
Investment securities sold	—	131	—	32	—	11	—
Fund shares sold	597	141	1,046	411	1,656	25	176
Dividends and interest	3	3	5	93	8,959	4,467	173
Deposits with brokers and counterparties	—	—	—	—	—	9,649	—
Total assets	278,170	170,186	324,399	161,144	2,695,886	243,473	164,309
Liabilities
Securities sold short, at value	—	—	—	—	—	1,184	—
Written options, at value	—	—	—	—	—	—	4,589
Forward foreign currency contracts	—	—	—	—	—	9,040	—
Variation margin on futures/futures options contracts	—	—	—	—	—	79	—
Variation margin on swap agreements	—	—	—	—	—	101	—
OTC swap agreements	—	—	—	—	—	2,369	—
OTC swap premiums received	—	—	—	—	—	1	—
Payable for:
Investment securities purchased	—	—	—	155	17,582	—	—
Deposits from counterparties	—	—	—	—	—	1,677	—
Return of securities loaned	19,390	15,034	24,200	3,465	—	—	—
Fund shares redeemed	13	118	1,056	123	697	819	56
Advisory fees	43	26	50	72	946	154	68
Administrative fees	32	20	38	19	226	29	20
12b-1 fees (Class A)	17	10	19	10	73	4	10
Board of trustee fees	6	4	7	8	59	13	5
Chief compliance officer fees	—	—	—	—	2	—	—
Other expenses	—	—	—	—	3	39	—
Total liabilities	19,501	15,212	25,370	3,852	19,588	15,509	4,748
Net assets	$258,669	$154,974	$299,029	$157,292	$2,676,298	$227,964	$159,561
Net assets consist of:
Paid-in capital(b)	$210,440	$136,687	$248,845	$145,458	$2,629,982	$230,413	$121,006
Total distributable earnings (loss)(b)	48,229	18,287	50,184	11,834	46,316	(2,449)	38,555
Net assets	$258,669	$154,974	$299,029	$157,292	$2,676,298	$227,964	$159,561
Net assets - Class A	$255,443	$153,063	$295,665	$152,344	$1,111,722	$53,497	$158,630
Shares outstanding - Class A	17,082	12,157	21,250	18,425	98,630	5,235	12,586
Net asset value per share - Class A	$14.95	$12.59	$13.91	$8.27	$11.27	$10.22	$12.60
Net assets - Class I	$3,226	$1,911	$3,364	$4,948	$1,564,576	$174,467	$931
Shares outstanding - Class I	215	151	241	598	138,524	16,998	74
Net asset value per share - Class I	$14.99	$12.64	$13.95	$8.27	$11.29	$10.26	$12.66
Investments - unaffiliated, at cost	$226,778	$143,872	$266,947	$143,956	$2,521,534	$179,371	$123,783
Investments - affiliated, at cost	22,245	16,572	27,199	3,811	116,241	17,537	1,540
Purchased options, at cost	—	—	—	—	—	531	—
Foreign currency cost	—	—	—	—	—	2,752	—
Proceeds from securities sold short	—	—	—	—	—	1,145	—
Premiums from written options	—	—	—	—	—	—	4,509
Securities on loan included in
investments - unaffiliated, at value	23,247	16,055	26,543	4,589	—	—	—

(a)	Consolidated Statement of Assets and Liabilities.
(b)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2019

	JNL/Lazard International Strategic Equity Fund	JNL/Mellon Equity Income Fund	JNL/Neuberger Berman Commodity Strategy Fund(a)	JNL/Neuberger Berman Currency Fund	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Investment Grade Credit Bond Fund	JNL/T. Rowe Price Capital Appreciation Fund
Assets
Investments - unaffiliated, at value	$221,643	$518,917	$83,105	$66,792	$149,529	$1,210,918	$5,147,321
Investments - affiliated, at value	13,557	5,369	20,137	2,225	9,021	4,446	1,126,624
Forward foreign currency contracts	2	—	—	29,055	—	498	—
Variation margin on futures/futures options contracts	—	—	381	—	—	31	—
Variation margin on swap agreements	—	—	—	—	—	208	—
OTC swap agreements	—	—	—	—	—	1,018	—
OTC swap premiums paid	—	—	—	—	—	342	—
Cash	—	10	15	1,520	—	7,563	2,206
Cash collateral segregated for short sales	—	—	—	—	47,090	—	—
Foreign currency	23	—	—	—	—	990	—
Receivable from:
Investment securities sold	154	3,841	—	—	623	82,913	14,106
Fund shares sold	16	77	32	—	2	682	5,676
Treasury roll transactions	—	—	—	—	—	12,662	—
Dividends and interest	216	715	326	67	550	8,412	11,613
Deposits with brokers and counterparties	—	—	7,918	5,830	—	2,941	—
Total assets	235,611	528,929	111,914	105,489	206,815	1,333,624	6,307,546
Liabilities
Cash overdraft	—	—	—	—	580	—	—
Payable for reverse repurchase agreements	—	—	—	—	—	25,773	—
Securities sold short, at value	—	—	—	—	57,233	—	—
Written options, at value	—	—	—	—	—	34	47,429
Forward foreign currency contracts	—	—	—	29,131	—	605	—
Variation margin on futures/futures options contracts	—	—	2,541	—	—	118	—
Variation margin on swap agreements	—	—	—	—	—	332	—
OTC swap agreements	—	—	—	—	—	30	—
OTC swap premiums received	—	—	—	—	—	778	—
Payable for:
Investment securities purchased	1,008	3,240	71	—	—	177,002	38,386
Treasury roll transactions	—	—	—	—	—	12,650	—
Deposits from counterparties	—	—	—	6,030	—	20	—
Return of securities loaned	2,096	—	—	—	—	4,446	12,879
Dividends/interest on securities sold short	—	—	—	—	14	—	—
Interest expense and brokerage charges	—	—	—	—	—	30	—
Fund shares redeemed	9	370	57	9	4	521	2,248
Advisory fees	127	198	41	33	91	270	2,731
Administrative fees	27	66	14	9	19	78	723
12b-1 fees (Class A)	5	15	1	1	5	33	379
Board of trustee fees	4	11	3	11	28	16	91
Chief compliance officer fees	—	—	—	—	—	1	5
Other expenses	—	—	—	—	—	16	8
Total liabilities	3,276	3,900	2,728	35,224	57,974	222,753	104,879
Net assets	$232,335	$525,029	$109,186	$70,265	$148,841	$1,110,871	$6,202,667
Net assets consist of:
Paid-in capital(b)	$210,376	$473,280	$106,836	$70,344	$142,743	$1,110,901	$5,497,982
Total distributable earnings (loss)(b)	21,959	51,749	2,350	(79)	6,098	(30)	704,685
Net assets	$232,335	$525,029	$109,186	$70,265	$148,841	$1,110,871	$6,202,667
Net assets - Class A	$82,765	$235,788	$17,165	$11,500	$69,064	$497,732	$5,779,034
Shares outstanding - Class A	5,741	12,832	1,557	1,147	6,325	40,603	335,623
Net asset value per share - Class A	$14.42	$18.38	$11.02	$10.03	$10.92	$12.26	$17.22
Net assets - Class I	$149,570	$289,241	$92,021	$58,765	$79,777	$613,139	$423,633
Shares outstanding - Class I	10,353	15,654	8,327	5,953	7,310	49,911	24,474
Net asset value per share - Class I	$14.45	$18.48	$11.05	$9.87	$10.91	$12.28	$17.31
Investments - unaffiliated, at cost	$200,688	$467,168	$82,892	$66,794	$137,230	$1,192,372	$4,418,424
Investments - affiliated, at cost	13,557	5,369	20,137	2,225	9,021	4,446	1,126,664
Foreign currency cost	22	—	—	—	—	990	—
Proceeds from securities sold short	—	—	—	—	51,035	—	—
Premiums from written options	—	—	—	—	—	54	23,260
Securities on loan included in
investments - unaffiliated, at value	6,344	1,142	—	—	—	4,342	12,814

(a)	Consolidated Statement of Assets and Liabilities.
(b)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2019

	JNL/The London Company Focused U.S. Equity Fund	JNL/VanEck International Gold Fund	JNL/WCM Focused International Equity Fund
Assets
Investments - unaffiliated, at value	$67,879	$66,684	$1,658,584
Investments - affiliated, at value	1,887	12,904	102,237
Cash	—	5	3
Foreign currency	—	15	—
Receivable from:
Investment securities sold	—	457	—
Fund shares sold	23	5	260
Dividends and interest	96	14	3,852
Total assets	69,885	80,084	1,764,936
Liabilities
Payable for:
Investment securities purchased	—	1,302	—
Return of securities loaned	—	8,927	27,087
Fund shares redeemed	9	54	620
Advisory fees	34	39	943
Administrative fees	9	8	213
12b-1 fees (Class A)	2	5	17
Board of trustee fees	2	5	31
Chief compliance officer fees	—	—	1
Other expenses	—	—	2
Total liabilities	56	10,340	28,914
Net assets	$69,829	$69,744	$1,736,022
Net assets consist of:
Paid-in capital(a)	$52,509	$56,358	$1,158,311
Total distributable earnings (loss)(a)	17,320	13,386	577,711
Net assets	$69,829	$69,744	$1,736,022
Net assets - Class A	$35,221	$69,743	$252,340
Shares outstanding - Class A	2,861	6,190	15,028
Net asset value per share - Class A	$12.31	$11.27	$16.79
Net assets - Class I	$34,608	$1	$1,483,682
Shares outstanding - Class I	2,833	—	88,248
Net asset value per share - Class I	$12.22	$11.33	$16.81
Investments - unaffiliated, at cost	$50,462	$53,299	$1,127,227
Investments - affiliated, at cost	1,887	12,904	102,237
Foreign currency cost	—	14	—
Securities on loan included in
investments - unaffiliated, at value	—	8,879	26,632

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2019

	JNL iShares Tactical Growth Fund	JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Growth Fund	JNL/DFA U.S. Small Cap Fund	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund(b)	JNL/FAMCO Flex Core Covered Call Fund
Investment income
Dividends (a)	$6,170	$4,028	$7,541	$1,771	$3,035	$561	$3,727
Foreign taxes withheld	—	—	—	—	—	(317)	—
Interest	—	—	—	—	102,471	14,659	—
Securities lending (a)	234	145	294	51	27	—	—
Total investment income	6,404	4,173	7,835	1,822	105,533	14,903	3,727

Expenses
Advisory fees	474	286	561	734	10,571	1,872	774
Administrative fees	355	214	420	188	2,518	351	232
12b-1 fees (Class A)	702	423	832	354	3,159	142	462
Legal fees	1	1	1	1	12	9	1
Board of trustee fees	6	4	6	3	56	6	3
Chief compliance officer fees	—	—	1	—	5	1	—
Interest expense	—	—	—	—	—	3	—
Other expenses	3	1	3	2	30	25	2
Total expenses	1,541	929	1,824	1,282	16,351	2,409	1,474
Expense waiver	—	—	—	(4)	—	—	—
Net expenses	1,541	929	1,824	1,278	16,351	2,409	1,474
Net investment income (loss)	4,863	3,244	6,011	544	89,182	12,494	2,253

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	15,973	6,212	16,143	3,651	(2,990)	(1,077)	(1,997)
Purchased options	—	—	—	—	—	358	—
Written options	—	—	—	—	—	—	(10,567)
Foreign currency	—	—	—	—	—	(824)	—
Forward foreign currency contracts	—	—	—	—	—	4,320	—
Futures/futures options contracts	—	—	—	54	—	103	—
Swap agreements	—	—	—	—	—	(9,250)	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	24,674	9,352	23,880	19,682	53,780	22,618	41,205
Investment securities sold short	—	—	—	—	—	(39)	—
Purchased options	—	—	—	—	—	231	—
Written options	—	—	—	—	—	—	(996)
Foreign currency	—	—	—	—	—	107	—
Forward foreign currency contracts	—	—	—	—	—	2,348	—
Futures/futures options contracts	—	—	—	—	—	427	—
Swap agreements	—	—	—	—	—	351	—
Net realized and unrealized gain (loss)	40,647	15,564	40,023	23,387	50,790	19,673	27,645
Change in net assets from operations	$45,510	$18,808	$46,034	$23,931	$139,972	$32,167	$29,898
(a) Affiliated income	$329	$277	$479	$67	$3,061	$272	$60

(b)	Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2019

	JNL/Lazard International Strategic Equity Fund	JNL/Mellon Equity Income Fund	JNL/Neuberger Berman Commodity Strategy Fund(b)	JNL/Neuberger Berman Currency Fund	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Investment Grade Credit Bond Fund	JNL/T. Rowe Price Capital Appreciation Fund
Investment income
Dividends (a)	$4,630	$9,366	$382	$70	$536	$21	$58,763
Foreign taxes withheld	(201)	—	—	—	—	(7)	(121)
Interest	—	—	2,873	1,702	538	23,325	50,162
Net prime broker interest income	—	—	—	—	800	—	—
Securities lending (a)	89	9	—	—	—	47	326
Total investment income	4,518	9,375	3,255	1,772	1,874	23,386	109,130

Expenses
Advisory fees	1,252	1,573	543	462	1,105	1,997	26,328
Administrative fees	268	524	181	126	228	571	7,016
12b-1 fees (Class A)	219	632	53	37	210	1,162	13,687
Legal fees	1	2	1	—	1	3	24
Board of trustee fees	5	11	2	2	4	17	126
Chief compliance officer fees	—	1	—	—	—	1	10
Dividends/interest on securities sold short	—	—	—	—	273	—	—
Interest expense	—	—	—	—	—	941	—
Other expenses	3	4	2	2	2	6	57
Total expenses	1,748	2,747	782	629	1,823	4,698	47,248
Expense waiver	—	—	—	—	—	—	(67)
Net expenses	1,748	2,747	782	629	1,823	4,698	47,181
Net investment income (loss)	2,770	6,628	2,473	1,143	51	18,688	61,949

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(1,357)	9,474	38	1	16,517	10,454	242,933
Securities sold short	—	4	—	—	(9,582)	—	—
Brokerage commissions recaptured	—	18	—	—	—	—	—
Purchased options	—	—	—	—	—	(216)	885
Written options	—	—	—	—	—	581	4,932
Foreign currency	(43)	(2)	—	—	—	(441)	(50)
Forward foreign currency contracts	58	—	—	(1,309)	—	874	45
Futures/futures options contracts	—	—	(2,306)	—	—	4,867	—
Swap agreements	—	—	—	—	—	738	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	34,119	70,930	1,009	8	17,594	31,704	711,150
Investments - affiliated	—	—	—	—	—	—	40
Investment securities sold short	—	—	—	—	(10,246)	—	—
Purchased options	—	—	—	—	—	186	—
Written options	—	—	—	—	—	(110)	(31,741)
Foreign currency	2	—	—	—	—	2	(1)
Forward foreign currency contracts	—	—	—	801	—	49	—
Futures/futures options contracts	—	—	15,124	—	—	(2,207)	—
Swap agreements	—	—	—	—	—	4,772	—
Net realized and unrealized gain (loss)	32,779	80,424	13,865	(499)	14,283	51,253	928,193
Change in net assets from operations	$35,549	$87,052	$16,338	$644	$14,334	$69,941	$990,142
(a) Affiliated income	$262	$113	$382	$70	$268	$47	$13,731

(b)	Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2019

	JNL/The London Company Focused U.S. Equity Fund	JNL/VanEck International Gold Fund	JNL/WCM Focused International Equity Fund
Investment income
Dividends (a)	$1,289	$511	$20,478
Foreign taxes withheld	—	(11)	(1,671)
Securities lending (a)	3	149	115
Total investment income	1,292	649	18,922

Expenses
Advisory fees	421	419	9,662
Administrative fees	110	90	2,172
12b-1 fees (Class A)	90	180	414
Legal fees	—	—	7
Board of trustee fees	2	2	35
Chief compliance officer fees	—	—	3
Other expenses	—	1	22
Total expenses	623	692	12,315
Net investment income (loss)	669	(43)	6,607

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	9,830	4,343	40,315
Brokerage commissions recaptured	5	—	6
Foreign currency	—	1	(110)
Forward foreign currency contracts	—	(1)	52
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	6,968	14,083	394,020
Foreign currency	—	—	29
Forward foreign currency contracts	—	—	1
Net realized and unrealized gain (loss)	16,803	18,426	434,313
Change in net assets from operations	$17,472	$18,383	$440,920
(a) Affiliated income	$58	$163	$1,345

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2019

	JNL iShares Tactical Growth Fund	JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Growth Fund	JNL/DFA U.S. Small Cap Fund	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund(a)	JNL/FAMCO Flex Core Covered Call Fund
Operations
Net investment income (loss)	$4,863	$3,244	$6,011	$544	$89,182	$12,494	$2,253
Net realized gain (loss)	15,973	6,212	16,143	3,705	(2,990)	(6,370)	(12,564)
Net change in unrealized appreciation
(depreciation)	24,674	9,352	23,880	19,682	53,780	26,043	40,209
Change in net assets from operations	45,510	18,808	46,034	23,931	139,972	32,167	29,898
Distributions to shareholders
From distributable earnings
Class A	(8,492)	(4,537)	(9,334)	(11,422)	—	(845)	—
Class I	(115)	(63)	(115)	(385)	—	(3,431)	—
Total distributions to shareholders	(8,607)	(4,600)	(9,449)	(11,807)	—	(4,276)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	56,995	44,135	52,011	83,131	385,123	18,339	37,156
Class I	776	926	884	3,309	424,392	8,372	364
Reinvestment of distributions
Class A	8,492	4,537	9,334	11,422	—	845	—
Class I	115	63	115	385	—	3,431	—
Cost of shares redeemed
Class A	(50,122)	(37,638)	(55,962)	(30,429)	(282,810)	(17,126)	(49,783)
Class I	(462)	(333)	(278)	(16,772)	(242,070)	(64,389)	(188)
Change in net assets from
share transactions	15,794	11,690	6,104	51,046	284,635	(50,528)	(12,451)
Change in net assets	52,697	25,898	42,689	63,170	424,607	(22,637)	17,447
Net assets beginning of year	205,972	129,076	256,340	94,122	2,251,691	250,601	142,114
Net assets end of year	$258,669	$154,974	$299,029	$157,292	$2,676,298	$227,964	$159,561

[1]Share transactions
Shares sold
Class A	4,021	3,615	3,899	10,081	34,935	1,915	3,189
Class I	55	76	66	402	38,563	869	32
Reinvestment of distributions
Class A	595	371	696	1,459	—	87	—
Class I	8	5	8	49	—	352	—
Shares redeemed
Class A	(3,532)	(3,080)	(4,197)	(3,690)	(25,610)	(1,805)	(4,267)
Class I	(32)	(27)	(20)	(1,958)	(21,860)	(6,706)	(16)
Change in shares
Class A	1,084	906	398	7,850	9,325	197	(1,078)
Class I	31	54	54	(1,507)	16,703	(5,485)	16
Purchases and sales of long term
investments
Purchase of securities	$119,316	$95,293	$133,848	$72,349	$543,756	$143,327	$57,816
Purchase of U.S. government securities	—	—	—	—	510,763	—	—
Total purchases	$119,316	$95,293	$133,848	$72,349	$1,054,519	$143,327	$57,816
Proceeds from sales of securities	$102,957	$75,562	$120,083	$32,916	$371,688	$193,016	$74,075
Proceeds from sales of U.S. government
securities	—	—	—	—	215,149	—	—
Total proceeds from sales	$102,957	$75,562	$120,083	$32,916	$586,837	$193,016	$74,075
Securities sold short covers	$—	$—	$—	$—	$—	$—	$32,215
Securities sold short proceeds	$—	$—	$—	$—	$—	$1,145	$22,161

(a)	Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2019

	JNL/Lazard International Strategic Equity Fund	JNL/Mellon Equity Income Fund	JNL/Neuberger Berman Commodity Strategy Fund(a)	JNL/Neuberger Berman Currency Fund	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Investment Grade Credit Bond Fund	JNL/T. Rowe Price Capital Appreciation Fund
Operations
Net investment income (loss)	$2,770	$6,628	$2,473	$1,143	$51	$18,688	$61,949
Net realized gain (loss)	(1,342)	9,494	(2,268)	(1,308)	6,935	16,857	248,745
Net change in unrealized appreciation
(depreciation)	34,121	70,930	16,133	809	7,348	34,396	679,448
Change in net assets from operations	35,549	87,052	16,338	644	14,334	69,941	990,142
Distributions to shareholders
From distributable earnings
Class A	(665)	—	(372)	—	—	(11,427)	—
Class I	(1,167)	—	(1,976)	—	—	(4,797)	—
Total distributions to shareholders	(1,832)	—	(2,348)	—	—	(16,224)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	25,746	47,522	6,672	4,817	17,360	345,029	2,407,842
Class I	42,307	195,968	8,330	2,763	2,929	482,521	103,142
Proceeds in connection with acquisition
Class A	—	31,404	—	—	—	—	—
Class I	—	116	—	—	—	—	—
Reinvestment of distributions
Class A	665	—	372	—	—	11,427	—
Class I	1,167	—	1,976	—	—	4,797	—
Cost of shares redeemed
Class A	(17,731)	(68,769)	(7,334)	(5,683)	(26,020)	(176,931)	(699,124)
Class I	(4,639)	(25,871)	(78,475)	(29,393)	(14,887)	(30,305)	(99,027)
Change in net assets from
share transactions	47,515	180,370	(68,459)	(27,496)	(20,618)	636,538	1,712,833
Change in net assets	81,232	267,422	(54,469)	(26,852)	(6,284)	690,255	2,702,975
Net assets beginning of year	151,103	257,607	163,655	97,117	155,125	420,616	3,499,692
Net assets end of year	$232,335	$525,029	$109,186	$70,265	$148,841	$1,110,871	$6,202,667

[1]Share transactions
Shares sold
Class A	1,947	2,894	619	478	1,651	28,755	151,722
Class I	3,022	11,339	773	279	279	39,402	6,435
Shares issued in connection with acquisition
Class A	—	1,902	—	—	—	—	—
Class I	—	7	—	—	—	—	—
Reinvestment of distributions
Class A	49	—	34	—	—	944	—
Class I	86	—	182	—	—	395	—
Shares redeemed
Class A	(1,320)	(4,138)	(685)	(565)	(2,479)	(14,785)	(43,801)
Class I	(345)	(1,526)	(7,350)	(2,948)	(1,420)	(2,530)	(6,338)
Change in shares
Class A	676	658	(32)	(87)	(828)	14,914	107,921
Class I	2,763	9,820	(6,395)	(2,669)	(1,141)	37,267	97
Purchases and sales of long term
investments
Purchase of securities	$103,014	$387,906	$96,207	$7,480	$177,121	$458,963	$2,861,959
Purchase of U.S. government securities	—	—	—	54,648	—	1,255,964	148,605
Total purchases	$103,014	$387,906	$96,207	$62,128	$177,121	$1,714,927	$3,010,564
Proceeds from sales of securities	$60,501	$204,088	$151,891	$—	$208,971	$162,307	$1,934,703
Proceeds from sales of U.S. government
securities	—	—	—	80,280	—	1,032,959	235,109
Total proceeds from sales	$60,501	$204,088	$151,891	$80,280	$208,971	$1,195,266	$2,169,812
Securities sold short covers	$—	$17	$—	$—	$107,909	$20,508	$14,600
Securities sold short proceeds	$—	$22	$—	$—	$95,910	$20,561	$24,441

(a)	Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2019

	JNL/The London Company Focused U.S. Equity Fund	JNL/VanEck International Gold Fund	JNL/WCM Focused International Equity Fund
Operations
Net investment income (loss)	$669	$(43)	$6,607
Net realized gain (loss)	9,835	4,343	40,263
Net change in unrealized appreciation
(depreciation)	6,968	14,083	394,050
Change in net assets from operations	17,472	18,383	440,920
Distributions to shareholders
From distributable earnings
Class A	(6,497)	—	(8,586)
Class I	(6,817)	—	(56,432)
Total distributions to shareholders	(13,314)	—	(65,018)
Share transactions[1]
Proceeds from the sale of shares
Class A	12,104	30,093	190,932
Class I	2,499	—	205,473
Reinvestment of distributions
Class A	6,497	—	8,586
Class I	6,817	—	56,432
Cost of shares redeemed
Class A	(7,477)	(28,502)	(41,166)
Class I	(42,893)	—	(385,676)
Change in net assets from
share transactions	(22,453)	1,591	34,581
Change in net assets	(18,295)	19,974	410,483
Net assets beginning of year	88,124	49,770	1,325,539
Net assets end of year	$69,829	$69,744	$1,736,022

[1]Share transactions
Shares sold
Class A	919	3,002	12,181
Class I	188	—	13,082
Reinvestment of distributions
Class A	555	—	554
Class I	587	—	3,636
Shares redeemed
Class A	(573)	(2,922)	(2,644)
Class I	(3,232)	—	(26,052)
Change in shares
Class A	901	80	10,091
Class I	(2,457)	—	(9,334)
Purchases and sales of long term
investments
Purchase of securities	$15,505	$23,395	$339,317
Proceeds from sales of securities	$49,009	$25,731	$387,994

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Growth Fund	JNL iShares Tactical Growth Fund	JNL/DFA U.S. Small Cap Fund
Operations
Net investment income (loss)	$2,877	$5,438	$4,014	$438
Net realized gain (loss)	1,651	4,117	4,510	11,380
Net change in unrealized appreciation
(depreciation)	(11,760)	(29,600)	(29,656)	(27,055)
Change in net assets from operations	(7,232)	(20,045)	(21,132)	(15,237)
Distributions to shareholders
From distributable earnings
Class A	(2,903)	(8,635)	(5,580)	(13,410)
Class I	(12)	(62)	(65)	(2,878)
Total distributions to shareholders	(2,915)	(8,697)	(5,645)	(16,288)
Share transactions[1]
Proceeds from the sale of shares
Class A	39,499	38,569	50,012	41,951
Class I	1,578	2,560	3,264	16,151
Reinvestment of distributions
Class A	2,903	8,635	5,580	13,410
Class I	12	62	65	2,878
Cost of shares redeemed
Class A	(37,912)	(53,880)	(47,082)	(17,720)
Class I	(427)	(188)	(674)	(60,343)
Change in net assets from
share transactions	5,653	(4,242)	11,165	(3,673)
Change in net assets	(4,494)	(32,984)	(15,612)	(35,198)
Net assets beginning of year	133,570	289,324	221,584	129,320
Net assets end of year	$129,076	$256,340	$205,972	$94,122

[1]Share transactions
Shares sold
Class A	3,256	2,891	3,528	4,243
Class I	131	190	224	1,569
Reinvestment of distributions
Class A	249	684	417	1,614
Class I	1	5	5	346
Shares redeemed
Class A	(3,118)	(4,028)	(3,353)	(1,773)
Class I	(35)	(14)	(47)	(5,831)
Change in shares
Class A	387	(453)	592	4,084
Class I	97	181	182	(3,916)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Lazard International Strategic Equity Fund	JNL/Neuberger Berman Currency Fund
Operations
Net investment income (loss)	$79,361	$18,845	$2,299	$735	$870
Net realized gain (loss)	(15,190)	(18,183)	5,764	2,856	2,454
Net change in unrealized appreciation
(depreciation)	(25,053)	(26,778)	(24,543)	(23,063)	(1,738)
Change in net assets from operations	39,118	(26,116)	(16,480)	(19,472)	1,586
Distributions to shareholders
From distributable earnings
Class A	(30,126)	—	(11,586)	(120)	(151)
Class I	(46,266)	—	(44)	(380)	(3,162)
Total distributions to shareholders	(76,392)	—	(11,630)	(500)	(3,313)
Share transactions[1]
Proceeds from the sale of shares
Class A	310,629	19,751	53,062	25,691	5,286
Class I	282,855	31,502	928	104,607	36,535
Reinvestment of distributions
Class A	30,126	—	11,586	120	151
Class I	46,266	—	44	380	3,162
Cost of shares redeemed
Class A	(240,121)	(15,716)	(43,645)	(15,908)	(5,251)
Class I	(528,179)	(162,593)	(1,302)	(1,336)	(21,115)
Change in net assets from
share transactions	(98,424)	(127,056)	20,673	113,554	18,768
Change in net assets	(135,698)	(153,172)	(7,437)	93,582	17,041
Net assets beginning of year	2,387,389	403,773	149,551	57,521	80,076
Net assets end of year	$2,251,691	$250,601	$142,114	$151,103	$97,117

[1]Share transactions
Shares sold
Class A	28,896	2,065	4,334	1,959	526
Class I	26,472	3,245	75	7,664	3,601
Reinvestment of distributions
Class A	2,869	—	1,060	10	15
Class I	4,415	—	4	31	320
Shares redeemed
Class A	(22,315)	(1,653)	(3,602)	(1,224)	(522)
Class I	(49,221)	(17,232)	(103)	(109)	(2,097)
Change in shares
Class A	9,450	412	1,792	745	19
Class I	(18,334)	(13,987)	(24)	7,586	1,824

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/Neuberger Berman Commodity Strategy Fund(a)(b)	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Investment Grade Credit Bond Fund(c)	JNL/T. Rowe Price Capital Appreciation Fund	JNL/Mellon Equity Income Fund(d)
Operations
Net investment income (loss)	$2,627	$(91)	$15,798	$68,724	$3,353
Net realized gain (loss)	(10,940)	7,307	(9,456)	64,818	13,726
Net change in unrealized appreciation
(depreciation)	(13,961)	(5,849)	(19,039)	(147,351)	(42,908)
Change in net assets from operations	(22,274)	1,367	(12,697)	(13,809)	(25,829)
Distributions to shareholders
From distributable earnings
Class A	(64)	(1,497)	(10,929)	(104,230)	(14,850)
Class I	(845)	(2,503)	(6,011)	(11,995)	(84)
Total distributions to shareholders	(909)	(4,000)	(16,940)	(116,225)	(14,934)
Share transactions[1]
Proceeds from the sale of shares
Class A	10,717	10,635	104,961	1,405,863	78,662
Class I	197,430	6,156	34,719	79,879	92,879
Reinvestment of distributions
Class A	64	1,497	10,929	104,230	14,850
Class I	845	2,503	6,011	11,995	84
Cost of shares redeemed
Class A	(7,539)	(22,104)	(126,581)	(437,651)	(50,007)
Class I	(30,825)	(27,097)	(95,966)	(97,228)	(2,525)
Change in net assets from
share transactions	170,692	(28,410)	(65,927)	1,067,088	133,943
Change in net assets	147,509	(31,043)	(95,564)	937,054	93,180
Net assets beginning of year	16,146	186,168	516,180	2,562,638	164,427
Net assets end of year	$163,655	$155,125	$420,616	$3,499,692	$257,607

[1]Share transactions
Shares sold
Class A	931	1,045	9,264	96,031	4,603
Class I	17,237	604	3,047	5,460	5,984
Reinvestment of distributions
Class A	6	149	1,006	7,382	960
Class I	77	250	553	848	5
Shares redeemed
Class A	(675)	(2,164)	(11,153)	(30,039)	(2,961)
Class I	(2,702)	(2,656)	(8,439)	(6,614)	(159)
Change in shares
Class A	262	(970)	(883)	73,374	2,602
Class I	14,612	(1,802)	(4,839)	(306)	5,830

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Effective June 24, 2019, the name of JNL/Neuberger Berman Risk Commodity Strategy Fund was changed to JNL/Neuberger Berman Commodity Strategy Fund.
(c)	Effective June 24, 2019, the name of JNL/PIMCO Investment Grade Corporate Bond Fund was changed to JNL/PIMCO Investment Grade Credit Bond Fund.
(d)	Effective June 24, 2019, the name of JNL/The Boston Company Equity Income Fund was changed to JNL/Mellon Equity Income Fund.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2018

	JNL/The London Company Focused U.S. Equity Fund	JNL/VanEck International Gold Fund(a)	JNL/WCM Focused International Equity Fund
Operations
Net investment income (loss)	$1,062	$7	$8,605
Net realized gain (loss)	12,256	(417)	56,643
Net change in unrealized appreciation
(depreciation)	(20,577)	(8,364)	(165,340)
Change in net assets from operations	(7,259)	(8,774)	(100,092)
Distributions to shareholders
From distributable earnings
Class A	(2,839)	(2,719)	(1,350)
Class I	(10,239)	—	(41,298)
Total distributions to shareholders	(13,078)	(2,719)	(42,648)
Share transactions[1]
Proceeds from the sale of shares
Class A	7,480	14,633	51,630
Class I	6,804	122	279,733
Reinvestment of distributions
Class A	2,839	2,719	1,350
Class I	10,239	—	41,298
Cost of shares redeemed
Class A	(6,620)	(16,372)	(16,383)
Class I	(45,774)	(1,014)	(347,105)
Change in net assets from
share transactions	(25,032)	88	10,523
Change in net assets	(45,369)	(11,405)	(132,217)
Net assets beginning of year	133,493	61,175	1,457,756
Net assets end of year	$88,124	$49,770	$1,325,539

[1]Share transactions
Shares sold
Class A	506	1,685	3,671
Class I	445	12	19,380
Reinvestment of distributions
Class A	216	361	103
Class I	784	—	3,148
Shares redeemed
Class A	(442)	(1,789)	(1,148)
Class I	(3,125)	(110)	(23,455)
Change in shares
Class A	280	257	2,626
Class I	(1,896)	(98)	(927)

(a)	Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)		Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(b)

JNL iShares Tactical Growth Fund(g)(h)
Class A
12/31/19		12.73	0.29	2.44	2.73	(0.24)	(0.27)	14.95		21.65	255,443	44	0.65		0.65		2.05
12/31/18		14.38	0.25	(1.55)	(1.30)	(0.19)	(0.16)	12.73		(9.12)	203,626	43	0.65		0.65		1.77
12/31/17		12.20	0.20	2.15	2.35	(0.17)	—	14.38		19.35	221,557	29	0.67	(i)	0.99	(i)	1.53
12/31/16		12.06	0.20	0.79	0.99	(0.16)	(0.69)	12.20		8.48	174,347	66	0.67		1.12		1.63
12/31/15		12.41	0.21	(0.20)	0.01	(0.13)	(0.23)	12.06		0.00	144,077	142	0.74		1.15		1.68

Class I
12/31/19		12.76	0.34	2.44	2.78	(0.28)	(0.27)	14.99		22.02	3,226	44	0.35		0.35		2.36
12/31/18		14.40	0.40	(1.66)	(1.26)	(0.22)	(0.16)	12.76		(8.85)	2,346	43	0.35		0.35		2.80
12/31/17	‡‡	13.57	0.11	0.72	0.83	—	—	14.40		6.12	27	29	0.35		0.35		2.94

JNL iShares Tactical Moderate Fund(g)(h)
Class A
12/31/19		11.37	0.28	1.34	1.62	(0.25)	(0.15)	12.59		14.38	153,063	55	0.65		0.65		2.27
12/31/18		12.29	0.26	(0.91)	(0.65)	(0.20)	(0.07)	11.37		(5.35)	127,965	54	0.65		0.65		2.16
12/31/17		11.19	0.21	1.07	1.28	(0.18)	—	12.29		11.45	133,569	37	0.67	(i)	0.99	(i)	1.75
12/31/16		10.94	0.20	0.41	0.61	(0.14)	(0.22)	11.19		5.57	114,251	43	0.67		1.12		1.83
12/31/15		11.09	0.23	(0.19)	0.04	(0.11)	(0.08)	10.94		0.28	81,690	151	0.73		1.14		2.01

Class I
12/31/19		11.41	0.32	1.35	1.67	(0.29)	(0.15)	12.64		14.74	1,911	55	0.35		0.35		2.62
12/31/18		12.32	0.42	(1.04)	(0.62)	(0.22)	(0.07)	11.41		(5.05)	1,111	54	0.35		0.35		3.46
12/31/17	‡‡	11.89	0.11	0.32	0.43	—	—	12.32		3.62	1	37	—		—		3.42

JNL iShares Tactical Moderate Growth Fund(g)(h)
Class A
12/31/19		12.18	0.29	1.89	2.18	(0.26)	(0.19)	13.91		18.06	295,665	44	0.65		0.65		2.14
12/31/18		13.58	0.26	(1.23)	(0.97)	(0.22)	(0.21)	12.18		(7.28)	254,058	45	0.65		0.65		1.93
12/31/17		11.90	0.21	1.65	1.86	(0.18)	—	13.58		15.72	289,246	37	0.67	(i)	1.00	(i)	1.64
12/31/16		11.67	0.21	0.60	0.81	(0.15)	(0.43)	11.90		7.04	246,089	50	0.67		1.12		1.74
12/31/15		11.91	0.23	(0.20)	0.03	(0.11)	(0.16)	11.67		0.15	190,999	138	0.73		1.14		1.91

Class I
12/31/19		12.21	0.34	1.89	2.23	(0.30)	(0.19)	13.95		18.45	3,364	44	0.35		0.35		2.52
12/31/18		13.59	0.43	(1.35)	(0.92)	(0.25)	(0.21)	12.21		(6.91)	2,282	45	0.35		0.35		3.22
12/31/17	‡‡	12.97	0.06	0.56	0.62	—	—	13.59		4.78	78	37	0.38		0.38		1.52

JNL/DFA U.S. Small Cap Fund(g)
Class A
12/31/19		7.42	0.03	1.52	1.55	(0.04)	(0.66)	8.27		21.36	152,344	26	1.04		1.04		0.42
12/31/18		10.33	0.03	(1.26)	(1.23)	(0.04)	(1.64)	7.42		(13.68)	78,485	38	1.06		1.06		0.34
12/31/17		9.72	0.01	0.95	0.96	(0.02)	(0.33)	10.33		10.15	67,066	61	1.15		1.15		0.07
12/31/16		8.30	0.02	2.09	2.11	(0.02)	(0.67)	9.72		26.75	113,318	20	1.17		1.17		0.29
12/31/15		13.48	0.03	(0.48)	(0.45)	—	(4.73)	8.30	(j)	(4.84)	82,665	21	1.20		1.20		0.20

Class I
12/31/19		7.43	0.06	1.52	1.58	(0.08)	(0.66)	8.27		21.80	4,948	26	0.69		0.74		0.71
12/31/18		10.34	0.06	(1.26)	(1.20)	(0.07)	(1.64)	7.43		(13.37)	15,637	38	0.71		0.76		0.62
12/31/17	‡‡	9.69	0.02	0.63	0.65	—	—	10.34		6.71	62,254	61	0.76		0.81		0.66

JNL/DoubleLine Total Return Fund(g)
Class A
12/31/19		10.67	0.37	0.23	0.60	—	—	11.27		5.62	1,111,722	25	0.82		0.82		3.37
12/31/18		10.85	0.37	(0.19)	0.18	(0.36)	—	10.67		1.71	952,987	26	0.83		0.83		3.48
12/31/17		10.70	0.35	0.09	0.44	(0.29)	—	10.85		4.16	866,061	21	0.84		0.84		3.19
12/31/16		10.65	0.32	(0.10)	0.22	(0.17)	—	10.70		2.05	2,561,009	18	0.83		0.84		2.97
12/31/15		10.62	0.35	(0.17)	0.18	(0.15)	—	10.65		1.69	1,773,484	17	0.83		0.88		3.28

Class I
12/31/19		10.66	0.41	0.22	0.63	—	—	11.29		5.91	1,564,576	25	0.52		0.52		3.67
12/31/18		10.85	0.41	(0.19)	0.22	(0.41)	—	10.66		2.11	1,298,704	26	0.53		0.53		3.77
12/31/17	‡‡	10.82	0.11	(0.08)	0.03	—	—	10.85		0.28	1,521,328	21	0.57		0.57		3.68

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

				Increase (decrease) from investment operations						Distributions from					Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)		Net investment income (loss)($)(b) (c)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)		Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(b)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund(g)
Class A
12/31/19	(k)	9.07		0.49		0.83		1.32		(0.17)	—	10.22		14.64	53,497	82	1.27	(l)	1.27	(l)	5.10
12/31/18		9.81		0.48		(1.22)		(0.74)		—	—	9.07		(7.54)	45,720	84	1.28	(l)	1.28	(l)	4.99
12/31/17		9.69		0.41		0.08		0.49		(0.37)	—	9.81		5.15	45,407	78	1.38	(i)(l)	1.41	(i)(l)	4.19
12/31/16		9.54		0.45		0.17		0.62		(0.47)	—	9.69		6.46	428,256	86	1.39	(l)	1.41	(l)	4.69
12/31/15		9.97		0.43		(0.23)		0.20		(0.63)	—	9.54		2.01	464,738	78	1.44	(l)	1.44	(l)	4.22

Class I
12/31/19	(k)	9.11		0.52		0.83		1.35		(0.20)	—	10.26		14.90	174,467	82	0.97	(l)	0.97	(l)	5.40
12/31/18		9.83		0.51		(1.23)		(0.72)		—	—	9.11		(7.32)	204,881	84	0.98	(l)	0.98	(l)	5.31
12/31/17	‡‡	9.63		0.15		0.05		0.20		—	—	9.83		2.08	358,366	78	1.23	(i)(l)	1.23	(i)(l)	5.67

JNL/FAMCO Flex Core Covered Call Fund(g)
Class A
12/31/19		10.36		0.17		2.07		2.24		—	—	12.60		21.62	158,630	40	0.95		0.95		1.45
12/31/18		12.51		0.18		(1.42)		(1.24)		(0.14)	(0.77)	10.36		(10.28)	141,511	60	0.96		0.96		1.47
12/31/17		11.66		0.17		1.16		1.33		(0.22)	(0.26)	12.51		11.62	148,531	73	0.98		0.98		1.37
12/31/16		11.59		0.21		0.70		0.91		(0.34)	(0.51)	11.66		8.09	128,716	64	0.97		0.97		1.82
12/31/15		12.35		0.21		(0.60)		(0.39)		(0.22)	(0.15)	11.59		(3.21)	157,104	53	1.01		1.01		1.72

Class I
12/31/19		10.38		0.21		2.07		2.28		—	—	12.66		21.97	931	40	0.65		0.65		1.75
12/31/18		12.52		0.20		(1.41)		(1.21)		(0.16)	(0.77)	10.38		(10.01)	603	60	0.66		0.66		1.66
12/31/17	‡‡	11.97		0.05		0.50		0.55		—	—	12.52		4.59	1,020	73	0.70		0.70		1.44

JNL/Lazard International Strategic Equity Fund(g)
Class A
12/31/19		11.93		0.19		2.42		2.61		(0.03)	(0.09)	14.42		21.92	82,765	35	1.15		1.15		1.38
12/31/18		13.30		0.14		(1.49)		(1.35)		(0.02)	—	11.93		(10.12)	60,426	38	1.15		1.15		1.06
12/31/17		10.60		0.10		2.87		2.97		(0.27)	—	13.30		28.19	57,473	43	1.18		1.18		0.84
12/31/16		11.85		0.14		(0.73)		(0.59)		(0.14)	(0.52)	10.60		(5.13)	71,049	42	1.17		1.17		1.23
12/31/15		11.43		0.11		0.40		0.51		(0.09)	—	11.85		4.41	123,226	63	1.20		1.20		0.91

Class I
12/31/19		11.95		0.22		2.43		2.65		(0.06)	(0.09)	14.45		22.24	149,570	35	0.85		0.85		1.66
12/31/18		13.31		0.06		(1.37)		(1.31)		(0.05)	—	11.95		(9.84)	90,677	38	0.85		0.85		0.45
12/31/17	‡‡	12.45		0.06		0.80		0.86		—	—	13.31		6.91	48	43	0.90		0.90		1.62

JNL/Mellon Equity Income Fund(g)(n)
Class A
12/31/19		14.29		0.29		3.80		4.09		—	—	18.38		28.62	235,788	58	0.91		0.91		1.77
12/31/18		17.17		0.28		(1.82)		(1.54)		(0.19)	(1.15)	14.29		(9.61)	174,006	65	0.91		0.91		1.65
12/31/17		15.38		0.23		2.12		2.35		(0.25)	(0.31)	17.17		15.66	164,350	63	0.93		0.93		1.45
12/31/16		13.70		0.26		2.20		2.46		(0.14)	(0.63)	15.38		18.55	131,631	66	0.92		0.92		1.86
12/31/15		14.36		0.21		(0.44)		(0.23)		(0.07)	(0.36)	13.70		(1.72)	122,699	70	0.94		0.94		1.47

Class I
12/31/19		14.33		0.35		3.80		4.15		—	—	18.48		28.96	289,241	58	0.61		0.61		2.08
12/31/18		17.18		0.36		(1.85)		(1.49)		(0.21)	(1.15)	14.33		(9.27)	83,601	65	0.61		0.61		2.38
12/31/17	‡‡	15.80		0.04		1.34		1.38		—	—	17.18		8.73	77	63	0.67		0.67		0.83

JNL/Neuberger Berman Commodity Strategy Fund(g)(k)(n)
Class A
12/31/19		10.02		0.19		1.02		1.21		(0.21)	—	11.02		12.09	17,165	94	0.90		0.90		1.77
12/31/18		11.24		0.15		(1.33)		(1.18)		(0.04)	—	10.02		(10.56)	15,918	121	0.92		0.92		1.36
12/31/17		12.97		0.03		0.67		0.70		(2.43)	—	11.24		6.47	14,911	113	0.99		0.99		0.27
12/31/16		11.61	(o)	(0.03)	(o)	1.39	(o)	1.36	(o)	—	—	12.97		11.81	20,505	22	0.99		0.99		(0.24)
12/31/15		15.49	(o)	(0.09)	(o)	(3.79)	(o)	(3.88)	(o)	—	—	11.61	(o)	(25.06)	49,912	13	1.01		1.01		(0.63)

Class I
12/31/19		10.04		0.23		1.02		1.25		(0.24)	—	11.05		12.48	92,021	94	0.60		0.60		2.10
12/31/18		11.24		0.20		(1.34)		(1.14)		(0.06)	—	10.04		(10.22)	147,737	121	0.62		0.62		1.76
12/31/17	‡‡	10.68		0.02		0.54		0.56		—	—	11.24		5.24	1,235	113	0.71		0.71		0.77

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from						Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b) (c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(b)
JNL/Neuberger Berman Currency Fund(g)
Class A
12/31/19		10.02	0.11	(0.10)	0.01	—		—		10.03	0.10	11,500	0	1.00		1.00		1.08
12/31/18		9.98	0.07	0.10	0.17	(0.13)		—		10.02	1.72	12,355	0	1.02		1.02		0.70
12/31/17		9.76	(0.03)	0.25	0.22	—		—		9.98	2.25	12,129	0	1.07		1.07		(0.34)
12/31/16		10.14	(0.08)	(0.08)	(0.16)	(0.22)		—		9.76	(1.60)	210,160	0	1.07		1.07		(0.74)
12/31/15		10.13	(0.10)	0.29	0.19	(0.18)		(0.00)	(m)	10.14	1.89	228,687	0	1.10		1.10		(0.97)

Class I
12/31/19		9.83	0.14	(0.10)	0.04	—		—		9.87	0.41	58,765	0	0.70		0.70		1.41
12/31/18		10.00	0.11	0.08	0.19	(0.36)		—		9.83	1.85	84,762	0	0.72		0.72		1.05
12/31/17	‡‡	9.98	0.01	0.01	0.02	—		—		10.00	0.20	67,947	0	0.84		0.84		0.28

JNL/Nicholas Convertible Arbitrage Fund(g)
Class A
12/31/19		9.96	(0.01)	0.97	0.96	—		—		10.92	9.64	69,064	138	1.36	(l)	1.36	(l)	(0.13)
12/31/18		10.13	(0.02)	0.06	0.04	(0.21)		—		9.96	0.42	71,251	95	1.34	(l)	1.34	(l)	(0.22)
12/31/17		10.05	(0.15)	0.65	0.50	(0.42)		—		10.13	4.95	82,259	92	1.36	(i)(l)	1.38	(i)(l)	(1.49)
12/31/16		9.76	(0.19)	0.53	0.34	(0.05)		—		10.05	3.46	377,861	76	1.49	(l)	1.50	(l)	(1.88)
12/31/15		10.17	(0.28)	(0.02)	(0.30)	(0.11)		—		9.76	(2.96)	461,453	113	1.59	(l)	1.59	(l)	(2.70)

Class I
12/31/19		9.93	0.02	0.96	0.98	—		—		10.91	9.87	79,777	138	1.06	(l)	1.06	(l)	0.18
12/31/18		10.13	0.01	0.08	0.09	(0.29)		—		9.93	0.86	83,874	95	1.04	(l)	1.04	(l)	0.08
12/31/17	‡‡	10.08	(0.02)	0.07	0.05	—		—		10.13	0.50	103,909	92	1.15	(i)(l)	1.15	(i)(l)	(0.74)

JNL/PIMCO Investment Grade Credit Bond Fund(g)(n)
Class A
12/31/19		10.97	0.38	1.20	1.58	(0.29)		—		12.26	14.47	497,732	183	0.92	(l)	0.92	(l)	3.20
12/31/18		11.71	0.39	(0.69)	(0.30)	(0.33)		(0.11)		10.97	(2.56)	281,787	150	0.91	(l)	0.91	(l)	3.41
12/31/17		11.19	0.36	0.42	0.78	(0.23)		(0.03)		11.71	6.97	311,231	121	0.89		0.89		3.08
12/31/16		10.62	0.30	0.38	0.68	(0.11)		—		11.19	6.34	371,627	125	0.77		0.77		2.69
12/31/15		10.94	0.29	(0.39)	(0.10)	(0.22)		—		10.62	(0.95)	118,556	145	0.81		0.81		2.65

Class I
12/31/19		10.98	0.41	1.21	1.62	(0.32)		—		12.28	14.75	613,139	183	0.62	(l)	0.62	(l)	3.44
12/31/18		11.72	0.42	(0.68)	(0.26)	(0.37)		(0.11)		10.98	(2.26)	138,829	150	0.61	(l)	0.61	(l)	3.70
12/31/17	‡‡	11.65	0.11	(0.04)	0.07	—		—		11.72	0.60	204,949	121	0.67		0.67		3.39

JNL/T. Rowe Price Capital Appreciation Fund(g)
Class A
12/31/19		13.88	0.20	3.14	3.34	—		—		17.22	24.06	5,779,034	50	0.98	(p)	0.98		1.23
12/31/18		14.31	0.32	(0.26)	0.06	(0.08)		(0.41)		13.88	0.40	3,160,575	64	1.00	(p)	1.01		2.18
12/31/17		12.65	0.12	1.75	1.87	(0.10)		(0.11)		14.31	14.80	2,209,139	67	1.05	(p)	1.05		0.87
12/31/16		11.88	0.15	0.77	0.92	(0.03)		(0.12)		12.65	7.77	1,291,509	62	1.06	(p)	1.06		1.20
12/31/15		11.38	0.10	0.42	0.52	(0.00)	(m)	(0.02)		11.88	4.60	650,959	69	1.03	(p)	1.08		0.87

Class I
12/31/19		13.91	0.25	3.15	3.40	—		—		17.31	24.44	423,633	50	0.68	(p)	0.68		1.54
12/31/18		14.32	0.36	(0.26)	0.10	(0.10)		(0.41)		13.91	0.67	339,117	64	0.70	(p)	0.71		2.46
12/31/17	‡‡	13.86	0.05	0.41	0.46	—		—		14.32	3.32	353,499	67	0.76	(p)	0.76		1.21

JNL/The London Company Focused U.S. Equity Fund(g)
Class A
12/31/19		12.22	0.10	2.81	2.91	(0.21)		(2.61)		12.31	25.02	35,221	22	1.03		1.03		0.76
12/31/18		15.04	0.10	(1.23)	(1.13)	(0.01)		(1.68)		12.22	(8.29)	23,945	18	1.04		1.04		0.70
12/31/17		12.91	0.07	2.15	2.22	(0.09)		—		15.04	17.30	25,281	23	1.07		1.07		0.54
12/31/16		11.13	0.08	1.77	1.85	(0.07)		—		12.91	16.65	165,696	11	1.07		1.07		0.66
12/31/15		11.35	0.09	(0.25)	(0.16)	(0.02)		(0.04)		11.13	(1.42)	148,248	27	1.05		1.09		0.77

Class I
12/31/19		12.13	0.13	2.81	2.94	(0.24)		(2.61)		12.22	25.49	34,608	22	0.73		0.73		1.02
12/31/18		15.06	0.15	(1.24)	(1.09)	(0.16)		(1.68)		12.13	(8.09)	64,179	18	0.74		0.74		0.97
12/31/17	‡‡	13.86	0.03	1.17	1.20	—		—		15.06	8.66	108,212	23	0.81		0.81		0.80

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

				Increase (decrease) from investment operations						Distributions from						Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)		Net investment income (loss)($)(b) (c)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)		Net realized gains on investment transactions($)	Net asset value, end of period($)		Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(b)
JNL/VanEck International Gold Fund(g)(k)
Class A
12/31/19		8.15		(0.01)		3.13		3.12		—		—	11.27		38.28	69,743	39	1.16		1.16		(0.07)
12/31/18	(k)	10.28		0.00		(1.63)		(1.63)		(0.50)		—	8.15		(15.47)	49,770	34	1.16		1.16		0.01
12/31/17	(k)	9.47		(0.05)		1.32		1.27		(0.46)		—	10.28		13.40	60,168	32	1.18		1.18		(0.46)
12/31/16	(k)	6.23	(o)	(0.06)	(o)	3.36	(o)	3.30	(o)	(0.06)		—	9.47		53.05	57,574	39	1.17		1.17		(0.58)
12/31/15	(k)	8.78	(o)	(0.04)	(o)	(2.27)	(o)	(2.31)	(o)	(0.24)	(o)	—	6.23	(o)	(26.59)	26,796	37	1.22		1.22		(0.45)

Class I
12/31/19		8.16		0.02		3.15		3.17		—		—	11.33		38.85	1	39	0.86		0.86		0.20
12/31/18	(k)	10.29		0.02		(1.62)		(1.60)		(0.53)		—	8.16		(15.18)	—	34	0.86		0.86		0.20
12/31/17	‡‡(k)	10.27		(0.01)		0.03		0.02		—		—	10.29		0.19	1,007	32	0.91		0.91		(0.48)

JNL/WCM Focused International Equity Fund(g)
Class A
12/31/19		12.94		0.01		4.52		4.53		(0.08)		(0.60)	16.79		35.48	252,340	24	1.12		1.12		0.09
12/31/18		14.44		0.03		(1.16)		(1.13)		—		(0.37)	12.94		(7.85)	63,899	29	1.12		1.12		0.24
12/31/17		11.01		0.09		3.39		3.48		(0.04)		(0.01)	14.44		31.65	33,381	29	1.14	(i)	1.15	(i)	0.74
12/31/16		11.02		0.05		(0.04)		0.01		(0.01)		(0.01)	11.01		0.12	1,008,629	22	1.17		1.17		0.44
12/31/15		10.42		0.03		0.57		0.60		(0.00)	(m)	—	11.02		5.78	803,784	26	1.18		1.18		0.28

Class I
12/31/19		12.93		0.08		4.49		4.57		(0.09)		(0.60)	16.81		35.82	1,483,682	24	0.82		0.82		0.49
12/31/18		14.46		0.09		(1.18)		(1.09)		(0.07)		(0.37)	12.93		(7.57)	1,261,640	29	0.82		0.82		0.59
12/31/17	‡‡	13.80		0.01		0.65		0.66		—		—	14.46		4.78	1,424,375	29	0.86	(i)	0.87	(i)	0.17

‡‡			Effective September 25, 2017, Class I shares were offered by the Fund.
(a)			Annualized for periods less than one year.
(b)

Net investment income(loss) per share and ratios of net investment income(loss) to average net assets for Class I shares can be less than Class A shares for certain Funds or can be significantly more than Class A shares for certain Funds because the net assets for Class I shares increased significantly after the Funds of Funds investment in the underlying fund was sold in Class A and purchased in Class I effective September 25, 2017 and also as a result of the timing of income received in the Fund before and after September 25, 2017.

(c)			Calculated using the average shares method.
(d)

Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges and if it did performance would be lower.

(e)

Portfolio turnover is not annualized for periods of less than one year. Fixed income securities with maturities greater than one year that are purchased for short term investment are excluded from the portfolio turnover calculation. Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

(f)

The expenses or expense waivers for certain Funds' Class I shares were $0.00 for one or more days during certain periods and this was a result of the net assets for the respective Class being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for certain Funds' Class I shares were $0.01 for one or more days during certain periods and this was a result of the net assets for the respective Class being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class I shares acquired during the period.

(g)

Prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee at the maximum annual rate up to 0.20% of the average daily net assets of Class A shares of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund.

(h)			Ratios of net investment income and expenses to average net assets do not include the impact of underlying funds' expenses.
(i)

Prior to September 25, 2017, pursuant to contractual and voluntary fee waiver agreements, JNAM waived a portion of its advisory fees for the Fund. Effective September 25, 2017, the contractual and voluntary advisory fee waivers were discontinued and the waived portion of advisory fees for the Fund was converted to a permanent reduction in advisory fees. For certain Funds that had a significant increase in Class I shares during the year, the difference between the ratios of net and total expenses to average net assets for each share class may differ for those Funds that discontinued the waivers.

(j)			The Net Asset Value for the year ended December 31, 2015 decreased due to significant distributions paid by the Fund.
(k)			Consolidated Financial Statements.
(l)			The net and total expense ratios to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for the following Funds were as follows:
	December 31, 2019 (%)	December 31, 2018 (%)	December 31, 2017 (%)	December 31, 2016 (%)	December 31, 2015 (%)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Class A – Net expenses / Total Expenses [2,3]	1.26	1.27	1.28/1.31	1.30/1.32	1.36
Class I [3]	0.97	0.97	1.14	N/A	N/A
JNL/Nicholas Convertible Arbitrage Fund
Class A – Net expenses / Total Expenses [1,3]	1.18	1.18	1.21/1.23	1.21/1.22	1.25
Class I [3]	0.88	0.88	0.95	N/A	N/A
JNL/PIMCO Investment Grade Corporate Bond Fund
Class A – Net expenses / Total Expenses	0.74	0.75	0.76	0.76	0.80
Class I – Net expenses / Total Expenses	0.46	0.45	0.54	N/A	N/A

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

[1] Effective September 19, 2016, JNL/BlackRock Global Long Short Credit Fund and JNL/Nicholas Convertible Arbitrage Fund voluntarily began waiving a portion of advisory fees. Effective September 25, 2017, the voluntary advisory fee waiver was discontinued.

[2] Effective January 1, 2016, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund voluntarily began waiving a portion of advisory fees. Effective September 25, 2017, the voluntary advisory fee waiver was discontinued.

[3] Prior to September 25, 2017, pursuant to contractual and voluntary fee waiver agreements, JNAM waived a portion of its advisory fees for the Fund. Effective September 25, 2017, the contractual and voluntary advisory fee waivers were discontinued and the waived portion of advisory fees for the Fund was converted to a permanent reduction in advisory fees. For certain Funds that had a significant increase in Class I shares during the year, the difference between the ratios of net and total expenses to average net assets for each share class may differ for those Funds that discontinued the waivers.

(m)	Amount represents less than $0.005.
(n)

Effective June 24, 2019, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund name was changed to JNL/Neuberger Berman Commodity Strategy Fund, JNL/PIMCO Investment Grade Corporate Bond Fund was changed to JNL/PIMCO Investment Grade Credit Bond Fund and JNL/The Boston Company Equity Income Fund was changed to JNL/Mellon Equity Income Fund.

(o)

On May 6, 2016, JNL/Neuberger Berman Commodity Strategy Fund and JNL/VanEck International Gold Fund each effected a 2 for 1 reverse share split. Per share data prior to this date has been retroactively adjusted to give effect to the reverse share split.

(p)

The ratios of net expenses to average net assets for JNL/T.Rowe Price Capital Appreciation Fund includes a reimbursement for advisory fees related to advisory fees earned on an affiliated investment held by the Fund.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

NOTE 1. ORGANIZATION

Jackson Variable Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated September 7, 2011, as amended and restated April 27, 2015 and amended September 25, 2017. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust, and at December 31, 2019 consisted of twenty-two (22) separate funds. Information in these financial statements pertains to seventeen (17) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust listed in the table below. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Shares of each Fund are sold to Jackson and its separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies and to other affiliated registered investment companies. The Funds and each Fund's Sub-Advisers are:

Fund:	Sub-Adviser(s):
JNL iShares Tactical Growth Fund, JNL iShares Tactical Moderate Fund and JNL iShares Tactical Moderate Growth Fund. These Funds are collectively known as "JNL iShares Tactical Funds".	Mellon Investments Corporation
JNL/DFA U.S. Small Cap Fund	Dimensional Fund Advisors LP
JNL/DoubleLine Total Return Fund	DoubleLine Capital LP
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	Eaton Vance Management
JNL/FAMCO Flex Core Covered Call Fund	Ziegler Capital Management, LLC
JNL/Lazard International Strategic Equity Fund	Lazard Asset Management LLC
JNL/Mellon Equity Income Fund	Mellon Investments Corporation
JNL/Neuberger Berman Commodity Strategy Fund and JNL/Neuberger Berman Currency Fund	Neuberger Berman Investment Advisers LLC
JNL/Nicholas Convertible Arbitrage Fund	Nicholas Investment Partners, L.P.
JNL/PIMCO Investment Grade Credit Bond Fund	Pacific Investment Management Company LLC
JNL/T. Rowe Price Capital Appreciation Fund	T. Rowe Price Associates, Inc.
JNL/The London Company Focused U.S. Equity Fund	The London Company of Virginia, LLC
JNL/VanEck International Gold Fund	Van Eck Associates Corporation
JNL/WCM Focused International Equity Fund	WCM Investment Management

The Funds are diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds: JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/Neuberger Berman Commodity Strategy Fund, JNL/The London Company Focused U.S. Equity Fund and JNL/VanEck International Gold Fund.

Each Fund offers Class A shares and Class I shares. Class A shares and Class I shares differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. From time to time, a Fund may have significant subscription and redemption activity which, when executed at the net asset value (“NAV”) rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

Fund Changes. Effective June 24, 2019, JNL/PIMCO Investment Grade Corporate Bond Fund, JNL/The Boston Company Equity Income Fund and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund names were changed to JNL/PIMCO Investment Grade Credit Bond Fund, JNL/Mellon Equity Income Fund, and JNL/Neuberger Berman Commodity Strategy Fund, respectively.

The following mergers will be effective after the close of business on April 24, 2020, for the Funds indicated. The mergers are subject to approval by the acquired Fund’s shareholders.

Acquired Fund	Acquiring Fund
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Franklin Templeton Global Multisector Bond Fund*
JNL/FAMCO Flex Core Covered Call Fund	JNL/JPMorgan Hedged Equity Fund*
JNL/Neuberger Berman Currency Fund	JNL/PIMCO Income Fund*
JNL/Nicholas Convertible Arbitrage Fund	JNL Conservative Allocation Fund
JNL/The London Company Focused U.S. Equity Fund	JNL/Morningstar Wide Moat Index Fund*
JNL/VanEck International Gold Fund	JNL/BlackRock Global Natural Resources Fund*
*The acquiring Fund is a series of JNL Series Trust and advised by JNAM.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

Effective January 1, 2019, the federal income tax status changed from a regulated investment company (“RIC”) to a partnership for the following funds: JNL/DoubleLine Total Return Fund, JNL/FAMCO Flex Core Covered Call Fund, JNL/Mellon Equity Income Fund, JNL/Neuberger Berman Currency Fund, JNL/Nicholas Convertible Arbitrage Fund, JNL/T. Rowe Price Capital Appreciation Fund, and JNL/VanEck International Gold Fund. As a result of the tax status change, each Fund’s income, gains, losses and credits are allocated directly to its partners and retain the same character for federal income tax purposes. In addition, each Fund is not able to realize any future benefit from any unused capital loss carryforward and other losses deferred as a RIC, if any. The investment objectives, policies, restrictions, net asset value per share, service providers, fiscal years, and investment portfolios of the Funds have not changed in connection with this tax status change. Such a conversion did not impact the contract holders of the separate accounts which own the Funds. The conversion from a RIC to a partnership provides a number of potential benefits to shareholders, including accelerated receipt of foreign tax reclaims under certain conditions, a potential increase in securities lending income, elimination of the risk that the affected Fund will fail to qualify for treatment as a RIC under various tests imposed by the Internal Revenue Code, and a reduction in the risk of operational and administrative errors as the complexity of the Fund’s tax accounting and financial reporting is reduced. Jackson receives benefits under the federal income tax laws with respect to tax deductions and credits as it relates to the tax structure of the Funds insofar as Jackson is entitled to receive the deduction and credit for any dividends received or foreign tax payments generated by each of the Fund’s investment portfolios because the Funds advised by JNAM are owned directly by Jackson’s separate accounts. As the Funds’ investment adviser, JNAM acts as a fiduciary for the benefit of the Funds’ shareholders and in no way seeks to maximize the dividends received deduction or foreign tax credits if there is a potential that it may detrimentally impact a shareholder or contract owner. Any additional benefits related to enhanced dividends received deduction or foreign tax credits to Jackson are not directly shared with the adviser, sub-advisers, Funds, shareholders, or contract owners; however, JNAM is responsible for monitoring that any benefit that Jackson receives from the tax structure of the Funds does not result in a detriment or have a harmful impact to the Funds, shareholders, or contract owners.

At a meeting held on December 3, 2019, the Board approved changing the federal income tax status from a RIC to a partnership effective January 1, 2020 for the following Funds: JNL/DFA U.S. Small Cap Fund, JNL/Neuberger Berman Commodity Strategy Fund and JNL/PIMCO Investment Grade Credit Bond Fund. Effective January 1, 2020, as a result of the tax status change, each Fund’s income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes. In addition, each Fund will not be able to realize any future benefit from any unused capital loss carryforward and other losses deferred as a RIC, if any, after December 31, 2019. The investment objectives, policies, restrictions, net asset value per share, service providers, fiscal years, and investment portfolios of the Funds have not changed in connection with this tax status change. Such a conversion will not impact the contract holders of the separate accounts which own the Funds.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”), which consists of certain officers of the Trust and JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. For fair valuation determinations that are deemed material, the Board is promptly notified, in detail, of the fair valuation.

The NAV of a Fund's shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. The Adviser has retained an independent statistical fair value pricing service to assist in the fair valuation process for equities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. Short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Debt securities are generally valued by independent pricing services approved by the Board. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Options traded on an exchange are generally valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the current day’s mid-price. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Derivatives, including swaps and certain types of over-the-counter options, are generally valued by approved pricing services. If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent fair value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including each Fund’s Sub-Adviser, to assist in determining the fair value of an investment. Factors considered to determine fair value may include fundamental analytical data relating to the security; the nature and duration of restrictions, if any, on the disposition of the security; trading volume on markets, exchanges, or among dealers; evaluation of the forces which influence the market in which the security is traded; the type of security; the financial statements of the issuer, or other financial information about the issuer; the cost of the security at its date of purchase; the size of the Fund’s holding; the discount from market value of unrestricted securities of the same class, if applicable, at the time of purchase or at a later date; reports prepared by analysts; information as to any transactions in or offers for the security; the existence of any merger proposal, tender offer or other extraordinary event relating to the security; the price and extent of public or dealer trading in similar securities or derivatives of the issuer or of comparable companies; trading in depositary receipts; foreign currency exchange activity; changes in the interest rate environment; trading prices of financial products that are tied to baskets of foreign securities; and any other matters considered relevant.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, are distributed at least annually, to the extent they exceed available capital loss carryforwards.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in Dividends in the Statements of Operations. Interest income, including effective-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income, and value, by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest. When a capital gains tax is determined to apply, a Fund will record an estimated tax liability in an amount that may be payable if the securities were disposed of on the valuation date. The estimated liability is recorded as Deferred foreign capital gains tax liability in the Statements of Assets and Liabilities. Foreign capital gains tax paid and the current period’s change in deferred foreign capital gains tax liability are recorded in Net realized gain (loss) on Investments - unaffiliated and Net change in unrealized appreciation (depreciation) on Investments - unaffiliated, respectively, in the Statements of Operations.

Foreign Currency Translations. The accounting records of each Fund are maintained in U.S. dollars. Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Basis of Consolidation. The accompanying financial statements and Schedules of Investments for the Funds below have each been consolidated to include the account of each respective Subsidiary indicated. Each Subsidiary is a wholly owned Cayman Islands domiciled subsidiary of the respective Fund, which primarily invests in commodity-related instruments and collateral. Each Subsidiary allows each respective Fund to gain investment exposure to commodity-related instruments and meet RIC tax requirements in pursuit of its investment objectives as outlined in each Fund’s prospectus and statement of additional information. Each Fund is the sole shareholder of the Subsidiary with the intent that it will retain all rights to the Subsidiary. Each Fund may invest up to 25% of its total assets in its Subsidiary, which generally may invest without limitation in commodity-related instruments and collateral. Intercompany accounts and transactions have been eliminated. Each Subsidiary has the same Sub-Adviser as the Fund and is generally subject to the same investment policies and restrictions as the Fund. Subsequent references to the Funds within the Notes to the Financial Statements collectively refer to the Consolidated Funds and their Subsidiaries. JNL/VanEck International Gold Fund Ltd. was a wholly owned Cayman Islands domiciled subsidiary of JNL/VanEck International Gold Fund and in prior years, the financial statements and Schedules of Investments for the Fund were consolidated to include the account of the Subsidiary. Effective April 29, 2019, the Subsidiary was liquidated, and the remaining assets distributed to the parent Fund. As a result, the financial statements and Schedules of Investments for this Fund are no longer consolidated.

The Financial Statements and Schedules of Investments for the Funds below have been consolidated to include the account of their respective Subsidiary as of December 31, 2019.

Fund	Subsidiary	Percentage of Net Assets (%)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund Ltd.	0.5
JNL/Neuberger Berman Commodity Strategy Fund	JNL/Neuberger Berman Commodity Strategy Fund Ltd.	13.8

The JNL/Eaton Vance Global Macro Absolute Return Advantage Fund and the JNL/Neuberger Berman Commodity Strategy Fund file their annual reports with the National Futures Association (“NFA”) and no further disclosures are required for the consolidated financial statements for these Funds.

Statement of Cash Flows. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions including that the investment company had little or no debt, based on the average debt outstanding during the period, in relation to average total assets and that substantially all the investment company’s investments were carried at Level 1 or Level 2 measurements in accordance with FASB ASC Topic 820. Funds with certain degrees of borrowing activity, typically through transactions characterized as secured borrowing transactions or reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows.

Recent Accounting Pronouncements. In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this ASU modify the disclosure requirements on fair value measurements. Among the requirements, entities will be required to make additional disclosures about significant unobservable inputs in developing Level 3 fair value measurements and are permitted to remove disclosure of the amount and reason for transfers between Level 1 and Level 2. This ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management has elected early adoption for the removal of the transfers between Level 1 and Level 2 disclosure and is currently evaluating the impact that the remainder of the ASU will have on the Funds’ financial statements.

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service swap agreements valued by pricing services, ADRs and GDRs for which quoted prices in active markets are not available or securities limited by foreign ownership.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities, currency exchange rates and forward foreign currency contracts where forward rates are not available; term loans

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Adviser regularly compares current day prices with prior day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Adviser challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Adviser uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2019 by valuation level. For Funds with significant Level 1 and Level 2 investments in common stock, additional detail regarding the sector or country, as applicable, is disclosed.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL iShares Tactical Growth Fund
Assets - Securities
Investment Companies	255,325	—	—	255,325
Short Term Investments	22,245	—	—	22,245
	277,570	—	—	277,570
JNL iShares Tactical Moderate Fund
Assets - Securities
Investment Companies	153,338	—	—	153,338
Short Term Investments	16,572	—	—	16,572
	169,910	—	—	169,910
JNL iShares Tactical Moderate Growth Fund
Assets - Securities
Investment Companies	296,149	—	—	296,149
Short Term Investments	27,199	—	—	27,199
	323,348	—	—	323,348
JNL/DFA U.S. Small Cap Fund
Assets - Securities
Common Stocks	156,761	—	—	156,761
Preferred Stocks	11	—	—	11
Rights	—	3	—	3
Short Term Investments	3,811	—	—	3,811
	160,583	3	—	160,586
JNL/DoubleLine Total Return Fund
Assets - Securities
Government And Agency Obligations	—	1,414,107	—	1,414,107
Non-U.S. Government Agency Asset-Backed Securities	—	1,153,743	—	1,153,743
Short Term Investments	116,241	—	—	116,241
	116,241	2,567,850	—	2,684,091
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Assets - Securities
Government And Agency Obligations	—	140,171	—	140,171
Common Stocks	264	11,177	—	11,441
Senior Loan Interests	—	—	8,097	8,097
Corporate Bonds And Notes	—	6,183	—	6,183
Short Term Investments	17,537	26,488	—	44,025
	17,801	184,019	8,097	209,917
Liabilities - Securities
Common Stocks	—	(1,184)	—	(1,184)
	—	(1,184)	—	(1,184)
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	92	—	—	92
Centrally Cleared Interest Rate Swap Agreements	—	3,354	—	3,354
Centrally Cleared Credit Default Swap Agreements	—	75	—	75
OTC Purchased Options	—	503	—	503
Open Forward Foreign Currency Contracts	—	7,580	—	7,580
OTC Interest Rate Swap Agreements	—	235	—	235
OTC Credit Default Swap Agreements	—	119	—	119
OTC Total Return Swap Agreements	—	148	—	148
	92	12,014	—	12,106

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (continued)
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(108)	—	—	(108)
Centrally Cleared Interest Rate Swap Agreements	—	(3,872)	—	(3,872)
Centrally Cleared Credit Default Swap Agreements	—	(461)	—	(461)
Open Forward Foreign Currency Contracts	—	(9,040)	—	(9,040)
OTC Interest Rate Swap Agreements	—	(9)	—	(9)
OTC Credit Default Swap Agreements	—	(2,360)	—	(2,360)
	(108)	(15,742)	—	(15,850)
JNL/FAMCO Flex Core Covered Call Fund
Assets - Securities
Common Stocks	162,420	—	—	162,420
Short Term Investments	1,540	—	—	1,540
	163,960	—	—	163,960
Liabilities - Investments in Other Financial Instruments[1]
Exchange Traded Written Options	(4,589)	—	—	(4,589)
	(4,589)	—	—	(4,589)
JNL/Lazard International Strategic Equity Fund
Assets - Securities
Common Stocks	44,892	169,918	—	214,810
Preferred Stocks	6,833	—	—	6,833
Short Term Investments	13,557	—	—	13,557
	65,282	169,918	—	235,200
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	2	—	2
	—	2	—	2
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	—	—	—
	—	—	—	—
JNL/Mellon Equity Income Fund
Assets - Securities
Common Stocks	518,917	—	—	518,917
Short Term Investments	5,369	—	—	5,369
	524,286	—	—	524,286
JNL/Neuberger Berman Commodity Strategy Fund
Assets - Securities
Corporate Bonds And Notes	—	68,517	—	68,517
Non-U.S. Government Agency Asset-Backed Securities	—	14,588	—	14,588
Short Term Investments	20,137	—	—	20,137
	20,137	83,105	—	103,242
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	3,190	—	—	3,190
	3,190	—	—	3,190
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(838)	—	—	(838)
	(838)	—	—	(838)
JNL/Neuberger Berman Currency Fund
Assets - Securities
Government And Agency Obligations	—	19,336	—	19,336
Short Term Investments	2,225	47,456	—	49,681
	2,225	66,792	—	69,017
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	29,055	—	29,055
	—	29,055	—	29,055
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	(29,131)	—	(29,131)
	—	(29,131)	—	(29,131)
JNL/Nicholas Convertible Arbitrage Fund
Assets - Securities
Corporate Bonds And Notes	—	140,347	—	140,347
Preferred Stocks	9,182	—	—	9,182
Short Term Investments	9,021	—	—	9,021
	18,203	140,347	—	158,550
Liabilities - Securities
Common Stocks	(57,233)	—	—	(57,233)
	(57,233)	—	—	(57,233)

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/PIMCO Investment Grade Credit Bond Fund
Assets - Securities
Corporate Bonds And Notes	—	671,332	—	671,332
Government And Agency Obligations	—	330,614	—	330,614
Non-U.S. Government Agency Asset-Backed Securities	—	33,203	—	33,203
Senior Loan Interests	—	14,385	—	14,385
Preferred Stocks	349	—	—	349
Other Equity Interests	—	—	—	—
Short Term Investments	4,446	161,035	—	165,481
	4,795	1,210,569	—	1,215,364
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	94	—	—	94
Centrally Cleared Interest Rate Swap Agreements	—	1,003	—	1,003
Centrally Cleared Credit Default Swap Agreements	—	2,321	—	2,321
Open Forward Foreign Currency Contracts	—	498	—	498
OTC Credit Default Swap Agreements	—	1,018	—	1,018
	94	4,840	—	4,934
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(696)	—	—	(696)
Centrally Cleared Interest Rate Swap Agreements	—	(182)	—	(182)
Centrally Cleared Credit Default Swap Agreements	—	(47)	—	(47)
OTC Written Options	—	(34)	—	(34)
Open Forward Foreign Currency Contracts	—	(605)	—	(605)
OTC Credit Default Swap Agreements	—	(30)	—	(30)
	(696)	(898)	—	(1,594)
JNL/T. Rowe Price Capital Appreciation Fund
Assets - Securities
Common Stocks	3,673,931	121,463	—	3,795,394
Corporate Bonds And Notes	—	822,012	—	822,012
Preferred Stocks	270,573	—	—	270,573
Senior Loan Interests	—	236,524	—	236,524
Non-U.S. Government Agency Asset-Backed Securities	—	13,222	—	13,222
Trust Preferreds	9,596	—	—	9,596
Investment Companies	1,263	—	—	1,263
Short Term Investments	1,125,361	—	—	1,125,361
	5,080,724	1,193,221	—	6,273,945
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	—	—	—
	—	—	—	—
Liabilities - Investments in Other Financial Instruments[1]
OTC Written Options	—	(47,429)	—	(47,429)
	—	(47,429)	—	(47,429)
JNL/The London Company Focused U.S. Equity Fund
Assets - Securities
Common Stocks	67,879	—	—	67,879
Short Term Investments	1,887	—	—	1,887
	69,766	—	—	69,766
JNL/VanEck International Gold Fund
Assets - Securities
Common Stocks	53,153	13,023	—	66,176
Warrants	—	487	—	487
Rights	—	21	—	21
Short Term Investments	12,904	—	—	12,904
	66,057	13,531	—	79,588

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/WCM Focused International Equity Fund
Assets - Securities
Common Stocks
Canada	210,997	—	—	210,997
Switzerland	—	192,102	—	192,102
France	—	178,932	—	178,932
United Kingdom	—	166,045	—	166,045
United States of America	157,361	—	—	157,361
Ireland	103,446	—	—	103,446
Australia	—	83,198	—	83,198
Taiwan	68,030	—	—	68,030
India	58,711	—	—	58,711
Hong Kong	—	57,509	—	57,509
China	—	57,486	—	57,486
Netherlands	53,408	—	—	53,408
Japan	—	50,911	—	50,911
Denmark	—	48,831	—	48,831
Sweden	—	45,476	—	45,476
Germany	—	45,160	—	45,160
Spain	—	44,044	—	44,044
Mexico	36,937	—	—	36,937
Short Term Investments	102,237	—	—	102,237
	791,127	969,694	—	1,760,821

1 Derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

The Funds recognize transfers between levels as of the beginning of the year for financial reporting purposes. The following table is a rollforward of individually significant securities by issuer Level 3 valuations (in thousands) and transfers by category for which significant unobservable inputs were used to determine fair value during the year ended December 31, 2019:

	Balance at Beginning of Year ($)	Transfers into Level 3 During the Year[2] ($)	Transfers out of Level 3 During the Year[2] ($)	Total Realized and Change in Unrealized Gain/(Loss) ($)	Purchases ($)	(Sales) ($)	Balance at End of Year ($)	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at End of Year[1] ($)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Senior Loan Interests	4,991	—	—	(1,368)	—	—	3,623[3]	(1,368)
Senior Loan Interests	—	—	—	41	2,488	—	2,529[4]	41
JNL/VanEck International Gold Fund
Common Stocks	1,402	—	(1,402)[5]	—	—	—	—	—
Common Stocks	—	568	(568)[6]	—	—	—	—	—

1 Reflects the change in unrealized appreciation/ (depreciation) for Level 3 investments held at December 31, 2019.

2 There were no significant transfers between Level 3 and Level 2 valuations during the year ended December 31, 2019, other than those noted.

3 The fair value measurement of the senior loan interests held in JNL/Eaton Vance Global Macro Absolute Return Advantage Fund was determined based on discounted cash flow pricing model used to value the investment. The senior loan interest’s spread over the LIBOR rate is considered an unobservable input. Changes to the model inputs may result in changes to the senior loan interest’s fair value measurements.

Valuation Technique	Unobservable Input	Range
Discounted cash flow model	LIBOR Spread	1,969.12 bps

4 The fair value measurement of the senior loan interests held in JNL/Eaton Vance Global Macro Absolute Return Advantage Fund was determined based on discounted cash flow pricing model used to value the investment. The senior loan interest’s spread over the LIBOR rate is considered an unobservable input. Changes to the model inputs may result in changes to the senior loan interest’s fair value measurements.

Valuation Technique	Unobservable Input	Range
Discounted cash flow model	LIBOR Spread	1,161.39 bps

5  During the year, the valuation of the common stock held in JNL/VanEck International Gold Fund was transferred from a Level 3 valuation to a Level 1 valuation. At period end, the securities were valued by an independent pricing service and were considered a Level 1. Previously, they were valued using the last traded price due to a trading halt and considered a Level 3 valuation.

6 During the year, the valuation of the common stock held in JNL/VanEck International Gold Fund was transferred from a Level 3 valuation to a Level 2 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 2. Previously, they were valued using the last traded price due to a trading halt and considered a Level 3 valuation.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral. All Funds participate in agency based securities lending programs. JPMorgan Chase Bank, N.A. (“JPM Chase”) and State Street Bank and Trust Company (“State Street”) (each a “Custodian” and together the “Custodians”) each serve as securities lending agent to the eligible Funds for which they are Custodian. Per the securities lending agreements, the securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral. Each Fund receives either cash or non-cash collateral

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: U.S. government fixed income – 102%; U.S. equities – 102%; U.S. corporate fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is typically delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. The securities lending agents have agreed to indemnify the Fund in the event of default by a third party borrower. A Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. The Fund bears the market risk with respect to the collateral investment and securities loaned. The Fund also bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which a Fund receives may include U.S. government securities; U.S. government agencies’ debt securities; and U.S. government-sponsored agencies’ debt securities and mortgage-backed securities. For non-cash collateral, the Fund receives lending fees negotiated with the borrower. The securities lending agents have agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments. Each Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of an approved investment. JPM Chase and State Street receive a portion of the earnings from the Funds' securities lending program.

Cash collateral received is invested in the JNL Securities Lending Collateral Fund, a registered government money market fund under the 1940 Act and a series of the JNL Investors Series Trust. JNAM serves as the Adviser and Administrator for the JNL Securities Lending Collateral Fund. The JNL Securities Lending Collateral Fund is only offered to the Funds and other JNAM affiliated funds. The JNL Securities Lending Collateral Fund pays JNAM an annual fee, accrued daily and payable monthly, for investment advisory services.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as Payable for Return of securities loaned. Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by each Fund as Investments - affiliated, at value on the Statements of Assets and Liabilities. The value of securities on loan is disclosed as Securities on loan included in Investments - unaffiliated, at value on the Statements of Assets and Liabilities. Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan. Certain Funds receive non-cash collateral in the form of securities received, which the Funds may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities.

U.S. Government Agencies or Government Sponsored Enterprises. Certain Funds may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities. A Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be classified as “illiquid” because there is no readily available market for sale of the securities. Determinations of liquidity are unaudited. Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements. Certain Funds may invest in repurchase agreements. In a repurchase agreement a Fund receives debt or equity securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date. Certain repurchase agreements used to settle short sale transactions have no stated maturity and can be terminated by either party at any time. The underlying securities

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used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub-custodians under triparty repurchase agreements or delivered to the counterparty. In certain repurchase agreements, the Fund takes possession of the underlying debt obligation. Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund. Net interest earned on repurchase agreements is recorded as interest income and net fees paid to the seller are recorded as short holdings borrowing fees to the Fund. In periods of increased demand for collateral, the Fund may pay a fee for receipt of the collateral, which may result in interest expense to the Fund. When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers to a counterparty a security in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Cash received in exchange for securities delivered plus accrued interest to be paid by the Fund are reflected as Payable for Reverse repurchase agreements on the Statements of Assets and Liabilities. Interest paid is recorded as interest expense to the Fund. The Fund receives principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand of the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the value of the security delivered by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid at the Custodian or otherwise cover its obligations under reverse repurchase agreements.

The average daily balance (in thousands) and the weighted average interest rate for reverse repurchase agreements, for the year ended December 31, 2019, were as follows: JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, $9,000 and 2.60%, respectively, for 166 days outstanding; and JNL/PIMCO Investment Grade Credit Bond Fund, $9,079 and 2.11%, respectively, for 237 days outstanding. The value of reverse repurchase agreements and collateral pledged at December 31, 2019 was as follows:

Collateral	Counter- party	Interest Rate Expense/ Income[1] (%)	Maturity Date	Collateral Amount ($)	Payable for Reverse Repurchase Agreement Including Interest Payable ($)
JNL/PIMCO Investment Grade Credit Bond Fund
U.S. Treasury Bond	JPM	1.8	01/15/2020	24,795	25,821

1 Interest received is recorded as income to the Fund.

Delayed-Delivery Securities. Certain Funds may purchase or sell securities on a delayed-delivery basis, including To Be Announced (“TBA”) or “To Be Acquired” securities. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. In TBA transactions, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and a Fund may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. In connection with TBA transactions, Funds may maintain a short position related to certain securities. In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

Mortgage-Backed Dollar and Treasury Roll Transactions. Certain Funds may purchase or sell mortgage-backed or Treasury securities and simultaneously contract to sell or repurchase securities at a future date at an agreed upon price. The Funds may only enter into covered rolls. A “covered roll” is a type of dollar or Treasury roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward sale or repurchase settlement date of the dollar or Treasury roll transaction. During the period between the purchase or sale and subsequent sale or repurchase, a Fund foregoes interest and principal paid on the mortgage-backed or Treasury securities. A Fund is compensated by the interest earned on the cash proceeds of the sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

Dollar or Treasury roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

In a mortgage-backed or Treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. For Funds with significant transactions characterized as secured borrowing transactions, any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

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The JNL/PIMCO Investment Grade Credit Bond Fund had Treasury roll transactions during the year. The average daily balance (in thousands) and weighted average interest rate for Treasury roll transactions accounted for as secured borrowing transactions, for the year ended December 31, 2019, were $43,441 and 1.88%, respectively, for 365 days outstanding. At December 31, 2019, JNL/PIMCO Investment Grade Credit Bond Fund had $66 of deferred income (in thousands) included in Payable for Treasury roll transactions on the Statements of Assets and Liabilities. The following table details Treasury roll transactions outstanding accounted for as secured borrowings as of December 31, 2019.

	Collateral	Counterparty	Borrowing Rate/(Fee Income)(%)	Maturity Date	Payable for Treasury Roll Transactions Including Interest Payable($)
JNL/PIMCO Investment Grade Credit Bond Fund
	U.S. Treasury Obligations	UBS	1.85	01/14/2020	12,650

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive principal payments until maturity.

Senior and Junior Loans. Certain Funds may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior loans”) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Securities Sold Short. Certain Funds may enter into short sales transactions whereby the Fund sells a security it does not own in anticipation of a decline in the market price of the security or to engage in arbitrage transactions. When a Fund engages in a short sale, the Fund borrows the security sold short to make delivery to the buyer. The Fund may have to pay a fee to borrow securities and is often obligated to repay the lender of the securities for any interest or dividends that accrues on the borrowed securities during the period of the loan. Until the Fund closes its short position, the lending broker requires assets in the form of securities or cash to be segregated as collateral, which is marked-to-market daily, to the extent necessary to meet margin requirements or cover the short sale obligation. A Fund is obligated to deliver securities at the market price at the time the short position is closed. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Convertible Securities. Certain Funds may invest in fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. A Fund may attempt to hedge certain of their investments in convertible debt securities by selling short the issuer’s common stock.

Unfunded Commitments. Certain Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in Other assets and Payable for Investment securities purchased in the Statements of Assets and Liabilities and Net change in unrealized appreciation (depreciation) on Investments - unaffiliated in the Statements of Operations.

Master Limited Partnerships. Certain Funds may invest in Master Limited Partnerships (“MLPs”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from a Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments. Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in Receivable from Deposits with brokers and counterparties and Payable for Deposits from counterparties in the Statements of Assets and Liabilities.

Master Netting Agreements (“Master Agreements”). Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Because different types of financial transactions have different mechanics and are sometimes traded out of

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different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties that the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO. Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”). Master Repo Agreements govern repurchase, reverse repurchase and Treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral. In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities. The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments. A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase or reverse repurchase agreement.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”). Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, TBA securities and Treasury roll transactions between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. In the ordinary course of business, settlements of transactions are not typically subject to net settlement, except for TBA pools.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded or centrally cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If a Fund transacts in exchange traded or centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the exchange traded and centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Exchange traded and centrally cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. For certain exchanges or DCOs, variation margin may include more than one day’s fluctuation in the value of the contracts. Variation margin on the Statements of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. Variation margin received may not be netted between exchange traded and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”). ISDA Master Agreements govern OTC financial derivative transactions entered into by a Fund’s Sub-Adviser and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Prime Brokerage Arrangements. Certain Funds may enter into Prime Brokerage Arrangements to facilitate execution and/or clearing of listed equity option transactions or short sales of securities between the Fund and select counterparties. The arrangements provide general guidelines surrounding the rights, obligations and other events, including but not limited to, margin, execution and settlement. These arrangements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Cash margin and securities delivered as collateral are typically in the

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possession of the prime broker and offset any obligations due to the prime broker. Cash collateral held at the prime broker is reflected in Cash collateral segregated for short sales in the Statements of Assets and Liabilities. In the event of default, the value of securities sold short will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

Options Transactions. A Fund may buy and sell (“write”) call and put options on securities, futures, indices, currencies and swap agreements (“swaptions”). An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract. When a Fund writes a call or put option the premium received by the Fund is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. Writing put options tends to increase a Fund’s exposure to the underlying instrument. The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value. There is also the risk a Fund may not be able to enter into a closing transaction if the market is illiquid. Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Depending on the exchange on which an exchange traded futures option is traded, premium may be paid/received when purchasing/writing the option or there may be no premium paid/received when purchasing/writing the option. Exchange traded futures options are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Variation margin on these options is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Exchange traded futures options involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. Swaptions are classified as illiquid investments.

Forward Volatility Agreements. Forward volatility agreements are transactions in which two parties agree to the purchase or sale of an option straddle on an underlying exchange rate at the expiration of the agreement. The strike volatility rate is determined on the trade date. At expiration, the amount settled is determined based on the then current spot exchange rates, interest rates, and the relationship between the contract’s strike volatility rate and the current volatility of the underlying exchange rate. The primary risk associated with forward volatility agreements is the change in the volatility of the underlying exchange rate.

Futures Contracts. A Fund may buy and sell futures on equities, indices, interest rates, commodities, currencies and swaps. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the currency changes unfavorably to the value of the offsetting currency.

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Swap Agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO. OTC swaps are typically classified as illiquid investments.

Swap agreements are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate. These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap. For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded. The use of centrally cleared swaps may require a Fund to commit initial and variation margin that may otherwise not be required under an OTC swap. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss. Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund. Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities. Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Forms of interest rate swap agreements that the Funds have entered into may include: fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark; floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate; floating-for-floating rate swaps, under which a party agrees to pay a floating rate in exchange for another floating rate.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.

Cross-Currency Swap Agreements. Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during or at expiration of the contract, either at the current spot or another specified rate. A Fund’s maximum risk of loss from counterparty credit risk is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty.

Credit Default Swap Agreements. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event. As a buyer of protection, a Fund will generally pay the seller of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall. As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the credit default swap. If a Fund is a seller or buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either (i) pay or receive an amount equal to the notional amount of the referenced obligation agreement and take delivery or deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations. When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

A Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

A Fund may use credit default swap agreements on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation because performance for

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

asset-backed securities can vary across deals. Write-downs, such as prepayments and principal pay downs, or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality. A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market. These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities. These components can be determined based upon various credit ratings within each sector. The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement. The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements. Some total return swap agreements involve a commitment to pay periodic interest payments in exchange for a market linked return based on a security or a basket of securities. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent this amount is positive. Other total return swap agreements involve a right to receive the appreciation in value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon rate. To the extent the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the value of that decline to the counterparty. Additionally, long total return swap agreements on equity securities entitle a Fund to receive from the counterparty dividends paid on an individual security and short total return equity swap agreements obligate a Fund to pay the counterparty dividends paid on an individual security. Total return swap agreements where the reference entity is a futures contract do not pay/receive periodic interest payments. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the value of the underlying security, index or other financial instrument.

Non-Deliverable Bond Forward Contracts. A non-deliverable bond forward contract is a short-term forward agreement between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified price and date. Non-deliverable bond forward contracts are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. Upfront premiums paid or received are recorded as an asset or liability by the Fund and represent payments paid or received upon entering into the contract that correlate to the stated price of the underlying security. These upfront premiums are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the contract. The use of these instruments involves the risk that the counterparty to the agreements may default on its obligation to perform. These contracts may be illiquid, and changes in their values may not directly correlate with changes in the value of the underlying security. The maximum amount of potential loss for a non-deliverable bond forward contract is the value of the contract.

Contracts for Difference. Contracts for differences (“CFDs”) are privately negotiated contracts between a buyer and seller stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The Funds entered into CFDs where the underlying instrument was a specified security. The Fund can take either a short or long position on the underlying instrument. In exchange for exposure to the underlying asset, the buyer pays a financing fee, which depending on market factors, can result in either expense or income for the buyer. The financing fee disclosed reflects the cost of each CFD from the perspective of the Fund and is dependent upon whether the position is long or short. For long positions, the Fund pays the financing fee. For short positions, the financing fee can be positive or negative depending on whether the spread is greater or less than the floating rate. To the extent the floating rate plus or minus the spread is negative, that is the financing fee paid by the Fund. If the rate is positive, the financing fee generates income for the Fund. CFDs are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. There is no expiration date to the contract, but a CFD is typically terminated by the buyer. A Fund’s maximum risk of loss from counterparty credit risk for a CFD agreement is the ability for the counterparty to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty is unable to make payments, the value of the contract may be reduced.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset. FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year; (2) A summary table (in thousands) of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2019. Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on each Fund’s respective statements; (3) A summary table (in thousands) of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2019. For Funds which held only one type of derivative during the year, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities. Net exposure can be referenced in the assets and liabilities on the Statements of Assets and Liabilities and, if collateral exists, the net exposure is offset by collateral identified in the segregated or pledged collateral table; and (4) A table reflecting each Fund’s average monthly derivative volume (in thousands) for the year ended December 31, 2019.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund Derivative Strategies - The Fund entered into option contracts as a directional investment, as a substitute for investment in physical securities, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, to obtain exposure to or hedge changes in foreign currencies and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management and/or hedging, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to obtain exposure to or hedge changes in securities prices and interest rates and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, as a means of risk management and/or hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall and to obtain interest rate and yield curve exposure. The Fund entered into currency and cross-currency swap agreements as a means of risk management and/or hedging and to obtain directional exposure to currencies. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to obtain credit exposure, to provide a measure of protection against defaults of issuers and to speculate on changes in credit quality. The Fund entered into total return swap agreements as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. The Fund entered into non-deliverable bond forward contracts to obtain exposure to or hedge changes in interest rates.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2019
Derivative instruments assets:
Purchased options, at value	—	—	—	5	498	503
Forward foreign currency contracts	—	—	—	7,580	—	7,580
[8] Variation margin on futures/futures options contracts	37	—	—	—	1	38
[8] Variation margin on swap agreements	—	4	—	—	172	176
OTC swap agreements	—	119	148	—	235	502
OTC swap premiums paid	—	2,946	—	—	—	2,946
Total derivative instruments assets	37	3,069	148	7,585	906	11,745
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	9,040	—	9,040
[8] Variation margin on futures/futures options contracts	40	—	39	—	—	79
[8] Variation margin on swap agreements	—	14	—	—	87	101
OTC swap agreements	—	2,360	—	—	9	2,369
OTC swap premiums received	—	1	—	—	—	1
Total derivative instruments liabilities	40	2,375	39	9,040	96	11,590
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019
Net realized gain (loss) on:
Purchased option contracts	—	—	(432)	(452)	1,242	358
Forward foreign currency contracts	—	—	—	4,320	—	4,320
Futures/futures options contracts	(7)	—	531	531	(952)	103
Swap agreements	—	(3,252)	54	1,140	(7,192)	(9,250)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	248	(17)	231
Forward foreign currency contracts	—	—	—	2,348	—	2,348
Futures/futures options contracts	(6)	—	107	—	326	427
Swap agreements	—	(953)	148	—	1,156	351

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
ANZ	49	(49)	—	—	—	—
BNP	10	(10)	—	—	—	—
BOA	46	(46)	—	—	—	—
CGM	162	(139)	—	23	—	—
CIT	1,542	(1,542)	—	—	—	—
DUB	307	(307)	—	—	—	—
GSC	2,941	(2,941)	—	—	670	—
HSB	296	—	(296)	—	—	667
JPM	671	(671)	—	—	40	—
MSC	600	(474)	(126)	—	—	300
SCB	1,919	(1,919)	—	—	—	—
UBS	42	(4)	—	38	—	—
Derivatives eligible for offset	8,585	(8,102)	(422)	61
Derivatives not eligible for offset	3,160				—	—
	11,745
Derivative Liabilities by Counterparty*
ANZ	110	(49)	—	61	—	—
BNP	938	(10)	(188)	740	—	188
BOA	544	(46)	(129)	369	—	129
CGM	139	(139)	—	—	—	—
CIT	1,967	(1,542)	(425)	—	—	431
DUB	503	(307)	(196)	—	—	204
GSC	3,592	(2,941)	—	651	—	—
JPM	672	(671)	—	1	—	—
MSC	474	(474)	—	—	—	—
SCB	2,466	(1,919)	(547)	—	—	1,041
UBS	4	(4)	—	—	—	—
Derivatives eligible for offset	11,409	(8,102)	(1,485)	1,822
Derivatives not eligible for offset	181				8,682	210
	11,590

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)	Notional Amount of Non-Deliverable Bond Forward Contracts ($)
Average monthly volume	4,251	56,734	654,869	273,527	14,957	130,356	1,663	2,163

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

JNL/PIMCO Investment Grade Credit Bond Fund Derivative Strategies - The Fund entered into option contracts as a substitute for investment in physical securities, to generate income, to obtain exposure to or hedge changes in interest rates, inflation and credit default swap valuations and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as an efficient means of obtaining exposure to certain markets as part of its investment strategy and to obtain exposure to or hedge changes in interest rates. The Fund entered into forward foreign currency contracts to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements to obtain credit exposure and to provide a measure of protection against defaults of issuers. The Fund entered into total return swap agreements as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/PIMCO Investment Grade Credit Bond Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2019
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	498	—	498
[8] Variation margin on futures/futures options contracts	—	—	—	—	31	31
[8] Variation margin on swap agreements	—	6	—	—	202	208
OTC swap agreements	—	1,018	—	—	—	1,018
OTC swap premiums paid	—	342	—	—	—	342
Total derivative instruments assets	—	1,366	—	498	233	2,097
Derivative instruments liabilities:
Written options, at value	—	25	—	—	9	34
Forward foreign currency contracts	—	—	—	605	—	605
[8] Variation margin on futures/futures options contracts	—	—	—	—	118	118
[8] Variation margin on swap agreements	—	232	—	—	100	332
OTC swap agreements	—	30	—	—	—	30
OTC swap premiums received	—	778	—	—	—	778
Total derivative instruments liabilities	—	1,065	—	605	227	1,897
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019
Net realized gain (loss) on:
Purchased option contracts	—	—	—	—	(216)	(216)
Written option contracts	—	181	—	—	400	581
Forward foreign currency contracts	—	—	—	874	—	874
Futures/futures options contracts	—	—	—	—	4,867	4,867
Swap agreements	—	3,671	—	—	(2,933)	738
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	—	186	186
Written options	—	25	—	—	(135)	(110)
Forward foreign currency contracts	—	—	—	49	—	49
Futures/futures options contracts	—	—	—	—	(2,207)	(2,207)
Swap agreements	—	3,090	—	—	1,682	4,772

JNL/PIMCO Investment Grade Credit Bond Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	202	(14)	—	188	—	—
BNP	204	(204)	—	—	—	—
BOA	31	(22)	—	9	—	—
CGM	86	(6)	—	80	—	—
CIT	62	(61)	—	1	—	—
CSI	34	(5)	—	29	—	—
DUB	85	(2)	(20)	63	20	—
GSC	416	(270)	—	146	—	—
JPM	44	(6)	—	38	—	—
MSC	218	(8)	—	210	—	—
SCB	43	—	—	43	—	—
UBS	91	—	—	91	—	—
Derivatives eligible for offset	1,516	(598)	(20)	898
Derivatives not eligible for offset	581				—	—
	2,097
Derivative Liabilities by Counterparty*
BCL	14	(14)	—	—	—	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
BNP	275	(204)	—	71	—	—
BOA	22	(22)	—	—	—	—
CGM	6	(6)	—	—	—	—
CIT	61	(61)	—	—	—	—
CSI	5	(5)	—	—	—	—
DUB	2	(2)	—	—	—	—
GSC	270	(270)	—	—	—	—
JPM	6	(6)	—	—	—	—
MSC	8	(8)	—	—	—	—
Derivatives eligible for offset	669	(598)	—	71
Derivatives not eligible for offset	1,228				2,941	20,216
	1,897

	Gross Amount Presented in the Statement of Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral [3]($)	Net Amount[4]($)

					Total Collateral [5]
					Cash($)	Security($)
Master Forward Agreement Transaction Assets by Counterparty*
BCL	15,588	(15,568)	—	20	—	—
CGM	15,550	(15,532)	—	18	—	—
CSI	23,190	(23,133)	—	57	—	—
JPM	5,268	(5,262)	—	6	—	—
MLP	13,158	(13,130)	—	28	—	—
UBS	12,571	(12,571)	—	—	—	—
WFI	15,431	(15,403)	—	28	—	—
	100,756	(100,599)	—	157

Master Forward Agreement Transaction Liabilities by Counterparty*
BCL	15,568	(15,568)	—	—	—	—
CGM	15,532	(15,532)	—	—	—	—
CSI	23,133	(23,133)	—	—	—	—
JPM	5,262	(5,262)	—	—	—	—
MLP	13,130	(13,130)	—	—	—	—
UBS	12,650	(12,571)	—	79	—	—
WFI	15,403	(15,403)	—	—	—	—
	100,678	(100,599)	—	79

JNL/PIMCO Investment Grade Credit Bond Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	233	77,982	107,563	33,605	—	164,329	1,938

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

JNL/T. Rowe Price Capital Appreciation Fund Derivative Strategies - The Fund entered into option contracts to generate income and to obtain exposure to or hedge changes in securities prices. The Fund entered into forward foreign currency contracts to reduce foreign currency exposure on investment securities denominated in foreign currencies.

JNL/T. Rowe Price Capital Appreciation Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2019
Derivative instruments liabilities:
Written options, at value	—	—	47,429	—	—	47,429
Total derivative instruments liabilities	—	—	47,429	—	—	47,429
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019
Net realized gain (loss) on:
Purchased option contracts	—	—	885	—	—	885
Written option contracts	—	—	4,932	—	—	4,932
Forward foreign currency contracts	—	—	—	45	—	45
Net change in unrealized appreciation (depreciation) on:
Written options	—	—	(31,741)	—	—	(31,741)

JNL/T.Rowe Price Capital Appreciation Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Liabilities by Counterparty*
BOA	2	—	—	2	—	—
CGM	20,594	—	—	20,594	—	—
CSI	17,260	—	—	17,260	—	—
GSC	4,576	—	—	4,576	—	—
JPM	1,417	—	—	1,417	—	—
RBC	369	—	—	369	—	—
RDR	3,211	—	—	3,211	—	—
Derivatives eligible for offset	47,429	—	—	47,429
Derivatives not eligible for offset	—				—	—
	47,429

JNL/T.Rowe Price Capital Appreciation Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	19,085	—	379	—	—	—	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

The financial instruments eligible for offset table is presented for the following Fund, which held forward foreign currency contracts with significant exposure to several counterparties which were eligible for offset with each counterparty.

JNL/Neuberger Berman Currency Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
CIT	5,642	(4,674)	(740)	228	740	—
GSC	5,025	(5,025)	—	—	—	—
JPM	3,767	(1,568)	(1,990)	209	1,990	—
RBC	5,773	(2,607)	(3,166)	—	3,300	—
SCB	643	(643)	—	—	—	—
SGB	4,299	(4,299)	—	—	—	—
SSB	3,906	(3,906)	—	—	—	—
Derivatives eligible for offset	29,055	(22,722)	(5,896)	437
Derivatives not eligible for offset	—				—	—
	29,055
Derivative Liabilities by Counterparty*
CIT	4,674	(4,674)	—	—	—	—
GSC	6,198	(5,025)	(790)	383	790	—
JPM	1,568	(1,568)	—	—	—	—
RBC	2,607	(2,607)	—	—	—	—
SCB	2,743	(643)	(1,790)	310	1,790	—
SGB	4,981	(4,299)	(682)	—	1,170	—
SSB	6,360	(3,906)	(2,080)	374	2,080	—
Derivatives eligible for offset	29,131	(22,722)	(5,342)	1,067
Derivatives not eligible for offset	—				—	—
	29,131

1 Amounts eligible for offset are presented on a gross basis in the Statements of Assets and Liabilities.

2 Financial instruments eligible for offset, but not offset in the Statements of Assets and Liabilities.

3 Cash and security collateral not offset in the Statements of Assets and Liabilities. For derivative assets and liabilities, amounts do not reflect over-collateralization.

4 For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default. For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

5 Cash and security collateral pledged or segregated for derivative investments. For assets, amount reflects collateral received from or segregated by the counterparty. For liabilities, amount reflects collateral pledged or segregated by the Fund. Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.

6 The derivative instruments outstanding as of December 31, 2019, as disclosed in the Schedules of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2019, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

7 Investment liabilities and assets include delayed delivery securities and secured borrowings. Liabilities reflect amounts payable to the counterparty for the cost of the investment, assets reflect the market value of the investments. The net amount reflects net unrealized gain or loss offset by any collateral with the counterparty. The net unrealized gain or loss constitutes the amount which is subject to margin or collateral requirements as required under the Master Forward Agreement.

8 Derivative asset or liability is not eligible for offset, and a Derivative and Financial Instruments Eligible for Offset table is not presented for the asset or liability, as applicable.

* Counterparties are defined on page 64 in the Schedules of Investments.

The derivative strategy for Funds which held only one type of derivative during the year is as follows: JNL/FAMCO Flex Core Covered Call Fund held written options during the measurement period to generate income as a part of its overall investment strategy. JNL/Neuberger Berman Commodity Strategy Fund entered into futures contracts as an efficient means of obtaining exposure to certain markets as part of its investment strategy. JNL/Neuberger Berman Currency Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy. JNL/Lazard International Strategic Equity Fund, JNL/VanEck International Gold Fund and JNL/WCM Focused International Equity Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

The derivative instruments outstanding as of December 31, 2019, as disclosed in the Schedules of Investments, and the amounts of realized gains and losses and change in unrealized gains and losses on derivative instruments during the year ended December 31, 2019, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds. For Funds which held only one type of derivative during the year, the average monthly derivative volume (in thousands) is as follows:

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)
JNL/FAMCO Flex Core Covered Call Fund	4,312	—	—
JNL/Lazard International Strategic Equity Fund	—	—	428
JNL/Neuberger Berman Commodity Strategy Fund	—	121,574	—
JNL/Neuberger Berman Currency Fund	—	—	2,055,820
JNL/VanEck International Gold Fund	—	—	90
JNL/WCM Focused International Equity Fund	—	—	667

Pledged or Segregated Collateral. The following tables summarize cash and securities collateral pledged (in thousands) for Funds at December 31, 2019 for which collateral exists but was not presented in a Derivative and Financial Instruments Eligible for Offset table:

		Futures Contracts			Swap Agreements
	Counterparties	Pledged or Segregated Cash($)	Pledged or Segregated Securities($)	Pledged or Segregated Securities($)	Pledged or Segregated Cash($)	Pledged or Segregated Securities($)
JNL/Neuberger Berman Commodity Strategy Fund	GSC	7,918	—	—	—	—
JNL/PIMCO Investment Grade Credit Bond Fund	CSI	764	—	355	2,177	20,216

		Securities Sold Short
	Lending Agent/Prime Broker	Pledged Cash($)	Segregated Securities($)
JNL/Nicholas Convertible Arbitrage Fund	UBS	47,090	55,330

NOTE 7. INVESTMENT RISKS

Market and Volatility Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Funds may invest in derivatives to hedge a Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause a Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because a Fund may allocate relatively more assets to certain sectors than others, a Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by a Fund.

Concentration Risk. To the extent that a Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or a limited number of securities from time to time, a Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

Prepayment Risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that a Fund may have to reinvest the proceeds in an investment that may have a lower interest rate. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Credit and Counterparty Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Funds to credit risk, consist

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Foreign Securities Risk. Investing in securities of foreign companies or issued by foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Currency Risk. Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of a Fund, or, in the case of hedging positions, that a Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time or currencies may become illiquid for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of the U.S. government or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

Leverage Risk. Certain Funds may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions may involve leverage of a Fund’s assets. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Emerging Market Securities Risk. Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets. Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries. These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility.

Sanctioned Securities Risk. Certain Funds may invest in securities issued by companies located in Russia. The U.S. Government and other governments have placed sanctions on Russia. When sanctions are placed on a country, the Fund may experience limitations on its investments including the inability to dispose of securities in that country, the inability to settle securities transactions in that country and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile, and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk and currency risk.

Convertible Securities Risk. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Master Limited Partnership Risk. Investment in MLPs involves some risks that differ from an investment in the common stock of a corporation. Holders of MLPs have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.

Senior and Junior Loan Risk. When a Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its obligations. Senior and Junior loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics. The Fund is also subject to the risk that the agent bank administering the loan may fail to meet its obligations.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s Sub-Advisers and service providers could cause business failures or delays in daily processing and a Fund may need to delay transactions, consistent with regulatory requirements, as a result and could impact the performance of a Fund.

Terrorism, War, Natural Disaster and Epidemic Risk. Terrorism, war, military confrontations and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as wide spread disease and virus epidemics, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services.

JNAM also serves as the Administrator to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees ("Independent Trustees") and independent legal counsel to the Independent Trustees, and a portion of the costs associated with the Chief Compliance Officer.

The following schedules indicate the range of the advisory fee at various net asset levels and the administrative fee each Fund was obligated to pay JNAM. For the advisory fee ranges presented, refer to the Trust’s Prospectus for the specific percentage of average daily net assets and break points for each Fund.

	Advisory Fee (b-billions)				Administrative Fee (b-billions)
	$0 to $1b %	$1b to $3b %	$3b to $5b %	Over $5b %	$0 to $3b %	Over $3b %
JNL iShares Tactical Growth Fund	0.20	0.15	0.14	0.13	0.15	0.13
JNL iShares Tactical Moderate Fund	0.20	0.15	0.14	0.13	0.15	0.13
JNL iShares Tactical Moderate Growth Fund	0.20	0.15	0.14	0.13	0.15	0.13
JNL/DFA U.S. Small Cap Fund[1]	0.55	0.55	0.54	0.53	0.15	0.13
JNL/DoubleLine Total Return Fund	0.45	0.40	0.39	0.38	0.10	0.08
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	0.80 – 0.75	0.725	0.715	0.705	0.15	0.13
JNL/FAMCO Flex Core Covered Call Fund	0.50	0.45	0.44	0.43	0.15	0.13
JNL/Lazard International Strategic Equity Fund	0.70	0.65	0.64	0.63	0.15	0.13
JNL/Mellon Equity Income Fund	0.45	0.40	0.39	0.38	0.15	0.13
JNL/Neuberger Berman Commodity Strategy Fund	0.45	0.40	0.39	0.38	0.15	0.13
JNL/Neuberger Berman Currency Fund	0.55	0.50	0.49	0.48	0.15	0.13
JNL/Nicholas Convertible Arbitrage Fund	0.725	0.70	0.69	0.68	0.15	0.13
JNL/PIMCO Investment Grade Credit Bond Fund	0.35	0.30	0.29	0.28	0.10	0.08
JNL/T. Rowe Price Capital Appreciation Fund[2]	0.575 – 0.55	0.53	0.52	0.51	0.15	0.13
JNL/The London Company Focused U.S. Equity Fund	0.575 – 0.55	0.50	0.49	0.48	0.15	0.13
JNL/VanEck International Gold Fund	0.70	0.65	0.64	0.63	0.15	0.13
JNL/WCM Focused International Equity Fund	0.70 – 0.65	0.65	0.64	0.63	0.15	0.13

1 Prior to October 14, 2019, for advisory fees, the range from $0 - $1 billion was 0.60%, the range from $1 - $3 billion was 0.55% , the range from $3 - $5 billion was 0.54% and over $5 billion was 0.53%.

2 Prior to April 29, 2019, for advisory fees, the range from $0 - $1 billion was 0.575% – 0.55%, the range from $1 - $3 billion was 0.55% – 0.53%, the range from $3 - $5 billion was 0.52% and over $5 billion was 0.51%.

Advisory Fee Waivers. Pursuant to a contractual fee waiver agreement, JNAM has agreed to waive 100% of advisory fees attributable to JNL/T. Rowe Price Capital Appreciation Fund’s investment in T. Rowe Price Institutional Floating Rate Fund, an affiliate of the Sub-Adviser. None of the waived advisory fees can be recaptured by JNAM.

Pursuant to a voluntary waiver agreement, JNAM agreed to waive advisory fees of 0.02% of average daily net assets exceeding $1 billion and up to $2 billion for JNL/T.Rowe Price Capital Appreciation Fund. None of the waived advisory fees can be recaptured by JNAM. The amount of waived expenses for the Funds is recorded as expense waiver in each Fund’s Statement of Operations. Effective April 29, 2019, the voluntary fee waiver was discontinued.

Administrative Fee Waivers. Pursuant to a contractual waiver, JNAM agreed to waive 0.05% of the administrative fees of the Class I shares of JNL/DFA U.S. Small Cap Fund. None of the waived administrative fees can be recaptured by JNAM. The amount of waived expenses for the Fund is recorded as Expense waiver in the Fund’s Statement of Operations.

Distribution Fees. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, Class A shares of the Funds pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of paying for certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s Class A shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. The Funds’ Plan is structured as a compensation plan. Under a compensation plan, the distributor may receive 12b-1 fees in excess of the allowable distribution and related shareholder servicing expenses, but not exceeding the maximum 12b-1 fee, which may be applied to future periods when distribution and related shareholder servicing expenses are less than the maximum 12b-1 fee set by the Plan. Under the Plan, the maximum annual rate for Rule 12b-1 fees paid by the Funds is 0.30% of the average daily net assets of the Class A shares of each Fund. Each Fund pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees (Class A) in each Fund’s Statement of Operations.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in Payable for Board of trustees fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in Board of trustees fees set forth in the Statements of Operations.

Directed Brokerage Commissions. A Sub-Adviser may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker/dealers which will rebate a portion of the brokerage commissions to that Fund. Any amount credited to the Fund is reflected as Brokerage commissions recaptured in the Statements of Operations.

Security Transactions. Security transactions can occur in the Funds where both the buyer and seller of the security are portfolios or accounts for which JNAM serves as the Adviser or the other party to the transaction is another fund advised by the Sub-Adviser. Such transactions occur to eliminate transaction costs normally associated with security trading activity. Such transactions are subject to compliance with Rule 17a-7 under the 1940 Act (“Rule 17a-7 transactions”) and are reviewed by the Board. Rule 17a-7 trades are executed at current market price at the time of the transaction. There were no 17a-7 transactions that were deemed significant by the Adviser during the year ended December 31, 2019.

Other Transactions with Affiliates. Funds with partnership status for federal income tax purposes may not be eligible for beneficial withholding rates, available to RICs, in certain foreign jurisdictions. JNAM has agreed to reimburse these Funds for an amount equal to the additional tax withheld. These amounts are included in Foreign taxes withheld on the Statements of Operations. The Funds could also experience delays in receipt of tax reclaim payments due to their partnership status, as compared to the timing experienced by funds with RIC status for federal income tax purposes. JNAM has agreed to contribute to these Funds an amount equal to the outstanding tax reclaims, within the timeframe the Funds would have received payment under RIC status. The Funds will then reimburse JNAM once the reclaim payments are received from the foreign tax authorities. Amounts paid to the Funds by JNAM due to delayed tax reclaim receipts are included in Payable to affiliates on the Statements of Assets and Liabilities.

For the year ended December 31, 2019, transactions between the Fund and JNAM, related to foreign tax reclaims, due to the Fund's partnership status for federal income tax purposes, are as follows (in thousands):

Fund	Gross Payments from JNAM ($)	Reclaimed Amounts Refunded to JNAM ($)	Reclaimed Amounts Payable to JNAM ($)	Net Withholdings Tax Reimbursed by JNAM ($)
JNL/T.Rowe Price Capital Appreciation Fund	106	10	—	96

NOTE 9. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds participate in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. Effective May 31, 2019, the Participating Funds may borrow up to $640,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. Prior to May 31, 2019, the amount available under the facility was $675,000,000. JNL/PPM America Floating Rate Income Fund, a Participating Fund managed by JNAM, has priority to utilize $150,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. These fees are allocated 22.2% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 77.8% to the other Participating Funds based on each Participating Fund’s net assets as a percentage of the Participating Funds’ total net assets. During the year, the Participating Funds paid an annual administration fee to JPM Chase, which is allocated in the same manner as the commitment fee. The fees related to the SCA are included in Other expenses in each Fund’s Statement of Operations. No amounts were borrowed by the Funds under the facility during the year.

Pursuant to an Exemptive Order issued by the SEC, the Funds, along with certain other funds advised by JNAM, may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for Interfund lending or Payable for Interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 10. FUND ACQUISITION

Tax Free Exchange. The following tables include information (in thousands) relating to the acquisition completed on June 24, 2019. The acquisition was completed by a tax free exchange of Class A and Class I shares for the acquired and acquiring Fund indicated below pursuant to a plan of reorganization approved by the Board and approved by the acquired Fund's shareholders. The purpose of the acquisition was to combine Funds with similar investment objectives and strategies. Shares were issued at NAV based on the fair value of the assets received by the acquiring Fund. The cost basis of the investments received from the acquired Fund was carried forward to align ongoing reporting of the acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

		Acquired Fund		Acquiring Fund
Acquired Fund	Acquiring Fund	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date	Shares of Acquiring Fund Issued in Exchange
JNL/Epoch Global Shareholder Yield Fund	JNL/Mellon Equity Income Fund
Class A	Class A	31,405	2,701	199,032	12,059	1,902
Class I	Class I	116	10	126,679	7,645	7

Immediately prior to the reorganization, the cost, market value and unrealized appreciation (depreciation) of investments (in thousands) for the acquired Fund were as follows:

Acquired Fund	Cost of Investments($)	Value of Investments($)	Net Unrealized Appreciation/ (Depreciation)($)
JNL/Epoch Global Shareholder Yield Fund	29,864	30,362	498

Assuming the acquisition had been completed on January 1, 2019, the acquiring Fund’s unaudited pro forma results of operations (in thousands) for the period ended December 31, 2019, would have been:

Acquiring Fund	Net Investment Income (Loss)($)	Net Realized Gain (Loss)($)	Net Change in Unrealized Appreciation/ (Depreciation)($)	Net Change in Net Assets from Operations($)
JNL/Mellon Equity Income Fund	7,292	10,787	72,502	90,581

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed , it is not practicable to separate the amounts of net investment income (loss) and net realized and unrealized gain (loss) of the acquired Fund in the acquiring Fund’s Statement of Operations.

NOTE 11. INCOME TAX MATTERS

Each Fund is treated as a separate entity for federal income tax purposes. JNL/DoubleLine Total Return Fund, JNL/FAMCO Flex Core Covered Call Fund, JNL/Mellon Equity Income Fund, JNL/Neuberger Berman Currency Fund, JNL/Nicholas Convertible Arbitrage Fund, JNL/T. Rowe Price Capital Appreciation Fund and JNL/VanEck International Gold Fund are treated as partnerships for federal income tax purposes. These Funds are generally not subject to federal income tax, and therefore, there is no provision for federal income taxes.

Each of these Funds intends to continue to qualify as a RIC and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required. These Funds may also fully or partially satisfy their distribution requirements by using consent dividends rather than cash dividends. Consent dividends are authorized by Jackson, and the distributions are treated as if they were paid in cash for tax purposes only. Under current tax law, interest, dividends and capital gains paid by these Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

Reporting as a Consolidated Fund is not recognized for federal income tax purposes. The Subsidiaries are classified as controlled foreign corporations (“CFCs”) under the Internal Revenue Code of 1986 and each CFC's taxable income is calculated separately from the relevant Consolidated Fund’s taxable income. Net losses of the Subsidiaries may not be deductible by the Funds either in the current period or future periods.

The following information, for Funds treated as RICs, is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, foreign currency reclassifications, premium amortization or paydown reclassifications, reclassifications on the sale of passive foreign investment company ("PFIC") or Real Estate Investment Trusts ("REIT”) securities, net operating losses, accounting treatment of notional principal contracts and partnerships, equalization, consent dividends and other distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Total Distributable Earnings (Loss)($)	Paid-in Capital($)
JNL iShares Tactical Growth Fund	(1)	1
JNL iShares Tactical Moderate Fund	(1)	1
JNL iShares Tactical Moderate Growth Fund	(2)	2
JNL/DFA U.S. Small Cap Fund	(5,121)	5,121

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

	Net Increase(Decrease)
	Total Distributable Earnings (Loss)($)	Paid-in Capital($)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	(10,908)	10,908
JNL/Lazard International Strategic Equity Fund	(1)	1
JNL/Neuberger Berman Commodity Strategy Fund	89,936	(89,936)
JNL/PIMCO Investment Grade Credit Bond Fund	(44,948)	44,948
JNL/The London Company Focused U.S. Equity Fund	(10,601)	10,601
JNL/WCM Focused International Equity Fund	(2)	2

At December 31, 2019, the following Funds, treated as RICs, had capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. The amount and character of the capital loss carryforwards are listed in the table below.

	Capital Loss Carryforwards with No Expiration
	Short Term ($)	Long Term ($)	Total ($)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	5,654	8,582	14,236
JNL/Lazard International Strategic Equity Fund	2,020	—	2,020

As of December 31, 2019, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) for Funds treated as RICs for federal income tax purposes were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL iShares Tactical Growth Fund	249,487	28,268	(185)	28,083
JNL iShares Tactical Moderate Fund	160,819	9,251	(160)	9,091
JNL iShares Tactical Moderate Growth Fund	294,720	28,827	(199)	28,628
JNL/DFA U.S. Small Cap Fund	148,736	28,000	(16,150)	11,850
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Long Investments	196,909	17,398	(4,390)	13,008
Short Investments	1,145		(39)	(39)
JNL/Lazard International Strategic Equity Fund	214,363	25,768	(4,931)	20,837
JNL/Neuberger Berman Commodity Strategy Fund	103,242	8	(8)	—
JNL/PIMCO Investment Grade Credit Bond Fund	1,219,401	1,642	(5,679)	(4,037)
JNL/The London Company Focused U.S. Equity Fund	52,446	18,700	(1,380)	17,320
JNL/WCM Focused International Equity Fund	1,229,612	538,132	(6,923)	531,209

As of December 31, 2019, the components of net unrealized appreciation (depreciation) (in thousands) for derivatives held in Funds treated as RICs were as follows:

	Tax Cost/Premiums/Adjustment($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Futures/Futures Options Contracts	29	63	(108)	(45)
Forward Foreign Currency Contracts	(2,528)	7,580	(6,512)	1,068
Swap Agreements	1,030	3,931	(5,491)	(1,560)
Purchased Options	531	129	(157)	(28)
JNL/Lazard International Strategic Equity Fund
Forward Foreign Currency Contracts	2	—	—	—
JNL/Neuberger Berman Commodity Strategy Fund
Futures/Futures Options Contracts	—	3,190	(838)	2,352
JNL/PIMCO Investment Grade Credit Bond Fund
Futures/Futures Options Contracts	(602)	—	—	—
Forward Foreign Currency Contracts	(51)	498	(554)	(56)
Swap Agreements	2,266	4,308	(259)	4,049
Written Options	(52)	34	(15)	19

As of December 31, 2019, for Funds treated as RICs, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL iShares Tactical Growth Fund	6,238	13,915	28,076	—
JNL iShares Tactical Moderate Fund	3,849	5,351	9,087	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2019

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL iShares Tactical Moderate Growth Fund	7,176	14,388	28,620	—
JNL/DFA U.S. Small Cap Fund	—	—	11,834	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	—	—	11,787	(14,236)
JNL/Lazard International Strategic Equity Fund	3,148	—	20,831	(2,020)
JNL/Neuberger Berman Commodity Strategy Fund	—	—	2,350	—
JNL/PIMCO Investment Grade Credit Bond Fund	—	—	(30)	—
JNL/The London Company Focused U.S. Equity Fund	—	—	17,320	—
JNL/WCM Focused International Equity Fund	6,573	39,931	531,207	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for certain tax basis adjustments.

The tax character of distributions paid by the Funds treated as RICs (in thousands) during the Funds' fiscal year ended December 31, 2019 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)	Return of Capital($)
JNL iShares Tactical Growth Fund	4,010	4,597	—
JNL iShares Tactical Moderate Fund	2,875	1,725	—
JNL iShares Tactical Moderate Growth Fund	5,433	4,016	—
JNL/DFA U.S. Small Cap Fund	3,969	7,838	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	4,276	—	—
JNL/Lazard International Strategic Equity Fund	632	1,200	—
JNL/Neuberger Berman Commodity Strategy Fund	2,348	—	—
JNL/PIMCO Investment Grade Credit Bond Fund	16,224	—	—
JNL/The London Company Focused U.S. Equity Fund	1,473	11,841	—
JNL/WCM Focused International Equity Fund	8,273	56,745	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the

Funds related to net capital gains to zero for the year ended December 31, 2019.

The tax character of distributions paid by the Funds treated as RICs (in thousands) during the Funds’ fiscal year ended December 31, 2018 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)	Return of Capital($)
JNL iShares Tactical Moderate Fund	2,670	245	—
JNL iShares Tactical Moderate Growth Fund	6,183	2,514	—
JNL iShares Tactical Growth Fund	4,405	1,240	—
JNL/DFA U.S. Small Cap Fund	1,367	14,921	—
JNL/DoubleLine Total Return Fund	76,392	—	—
JNL/FAMCO Flex Core Covered Call Fund	11,532	98	—
JNL/Lazard International Strategic Equity Fund	500	—	—
JNL/Neuberger Berman Currency Fund	3,313	—	—
JNL/Neuberger Berman Commodity Strategy Fund	909	—	—
JNL/Nicholas Convertible Arbitrage Fund	4,000	—	—
JNL/PIMCO Investment Grade Credit Bond Fund	15,243	1,697	—
JNL/T. Rowe Price Capital Appreciation Fund	80,688	35,537	—
JNL/Mellon Equity Income Fund	6,282	8,652	—
JNL/The London Company Focused U.S. Equity Fund	906	12,172	—
JNL/VanEck International Gold Fund	2,719	—	—
JNL/WCM Focused International Equity Fund	6,504	36,144	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2016, 2017, 2018 and 2019, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2019.

NOTE 12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees
Jackson Variable Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated, where applicable) of each of the Funds listed in the Appendix (the Funds), each a series within Jackson Variable Series Trust Sub-Advised Funds, including the schedules of investments or summary schedules of investments, where applicable, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights, for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Emphasis of a Matter

As discussed in Note 1, Organization, the following funds will be acquired by an affiliated fund in the investment company complex effective after the close of business on April 24, 2020 subject to approval by the acquired Funds’ shareholders: JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/FAMCO Flex Core Covered Call Fund, JNL/Neuberger Berman Currency Fund, JNL/Nicholas Convertible Arbitrage Fund, JNL/The London Company Focused U.S. Equity Fund, and JNL/VanEck International Gold Fund.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with custodians, transfer agents and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more JNL investment companies since 2001.

Chicago, Illinois
February 21, 2020

Appendix I

List of Funds

JNL iShares Tactical Growth Fund
JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund
JNL/DFA U.S. Small Cap Fund
JNL/DoubleLine Total Return Fund
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
JNL/FAMCO Flex Core Covered Call Fund
JNL/Lazard International Strategic Equity Fund
JNL/Mellon Equity Income Fund (named changed from JNL/The Boston Company Equity Income Fund)
JNL/Neuberger Berman Commodity Strategy Fund (name changed from JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund)
JNL/Neuberger Berman Currency Fund
JNL/Nicholas Convertible Arbitrage Fund
JNL/PIMCO Investment Grade Credit Bond Fund (name changed from JNL/PIMCO Investment Grade Corporate Bond Fund)
JNL/T. Rowe Price Capital Appreciation Fund
JNL/The London Company Focused U.S. Equity Fund
JNL/VanEck International Gold Fund
JNL/WCM Focused International Equity Fund

Jackson Variable Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2019

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/19($)	Ending Account Value 12/31/19($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/19($)	Ending Account Value 12/31/19($)	Expenses Paid During Period($)†
JNL iShares Tactical Growth Fund
Class A	0.66	1,000.00	1,073.20	3.45	1,000.00	1,021.88	3.36
Class I	0.36	1,000.00	1,075.20	1.88	1,000.00	1,023.39	1.84
JNL iShares Tactical Moderate Fund
Class A	0.66	1,000.00	1,047.90	3.41	1,000.00	1,021.88	3.36
Class I	0.36	1,000.00	1,049.80	1.86	1,000.00	1,023.39	1.84
JNL iShares Tactical Moderate Growth Fund
Class A	0.66	1,000.00	1,060.50	3.43	1,000.00	1,021.88	3.36
Class I	0.36	1,000.00	1,062.70	1.87	1,000.00	1,023.39	1.84
JNL/DFA U.S. Small Cap Fund
Class A	1.03	1,000.00	1,063.20	5.36	1,000.00	1,020.01	5.24
Class I	0.68	1,000.00	1,064.70	3.54	1,000.00	1,021.78	3.47
JNL/DoubleLine Total Return Fund
Class A	0.82	1,000.00	1,013.50	4.16	1,000.00	1,021.07	4.18
Class I	0.52	1,000.00	1,014.40	2.64	1,000.00	1,022.58	2.65
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Class A	1.24	1,000.00	1,084.20	6.51	1,000.00	1,018.95	6.31
Class I	0.94	1,000.00	1,085.80	4.94	1,000.00	1,020.47	4.79
JNL/FAMCO Flex Core Covered Call Fund
Class A	0.96	1,000.00	1,066.00	5.00	1,000.00	1,020.37	4.89
Class I	0.66	1,000.00	1,067.50	3.44	1,000.00	1,021.88	3.36
JNL/Lazard International Strategic Equity Fund
Class A	1.16	1,000.00	1,058.60	6.02	1,000.00	1,019.36	5.90
Class I	0.86	1,000.00	1,060.10	4.47	1,000.00	1,020.87	4.38
JNL/Mellon Equity Income Fund
Class A	0.90	1,000.00	1,105.20	4.78	1,000.00	1,020.67	4.58
Class I	0.60	1,000.00	1,106.60	3.19	1,000.00	1,022.18	3.06
JNL/Neuberger Berman Commodity Strategy Fund
Class A	0.91	1,000.00	1,035.10	4.67	1,000.00	1,020.62	4.63
Class I	0.61	1,000.00	1,037.00	3.13	1,000.00	1,022.13	3.11
JNL/Neuberger Berman Currency Fund
Class A	1.01	1,000.00	988.20	5.06	1,000.00	1,020.11	5.14
Class I	0.71	1,000.00	989.00	3.56	1,000.00	1,021.63	3.62
JNL/Nicholas Convertible Arbitrage Fund
Class A	1.36	1,000.00	1,038.00	6.99	1,000.00	1,018.35	6.92
Class I	1.06	1,000.00	1,039.00	5.45	1,000.00	1,019.86	5.40

Jackson Variable Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2019

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/19($)	Ending Account Value 12/31/19($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/19($)	Ending Account Value 12/31/19($)	Expenses Paid During Period($)†
JNL/PIMCO Investment Grade Credit Bond Fund
Class A	0.90	1,000.00	1,039.50	4.63	1,000.00	1,020.67	4.58
Class I	0.60	1,000.00	1,040.40	3.09	1,000.00	1,022.18	3.06
JNL/T. Rowe Price Capital Appreciation Fund
Class A	0.98	1,000.00	1,059.00	5.09	1,000.00	1,020.27	4.99
Class I	0.68	1,000.00	1,060.70	3.53	1,000.00	1,021.78	3.47
JNL/The London Company Focused U.S. Equity Fund
Class A	1.03	1,000.00	1,120.00	5.50	1,000.00	1,020.01	5.24
Class I	0.73	1,000.00	1,121.80	3.90	1,000.00	1,021.53	3.72
JNL/VanEck International Gold Fund
Class A	1.16	1,000.00	1,127.00	6.22	1,000.00	1,019.36	5.90
Class I	0.86	1,000.00	1,128.50	4.61	1,000.00	1,020.87	4.38
JNL/WCM Focused International Equity Fund
Class A	1.12	1,000.00	1,090.90	5.90	1,000.00	1,019.56	5.70
Class I	0.82	1,000.00	1,092.20	4.32	1,000.00	1,021.07	4.18

‡ The expenses or expense waivers for the Funds’ Class I shares was $0.00 for certain days during the period and this was a result of the net assets for the Fund being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for the Funds' Class I shares was $0.01 for certain days during the period and this was a result of the net assets for the Fund being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net expenses during the period for Class I shares can be less than or more than the anticipated ratios of net expenses to average net assets depending on the net assets of Class I shares during the period.

† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q and N-PORT. The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-Q and N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser (and Sub-Advisers) used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available (1) without charge, upon request by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center) (2) by writing the Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, (3) by visiting www.jackson.com, and (4) by visiting the SEC’s website at www.sec.gov.

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (53) [1] 1 Corporate Way Lansing, MI 48951	Trustee 2 (4/2015 to present) President and Chief Executive Officer (8/2014 to present)	161

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (12/2006 to present and 8/2012 to 7/2018); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015)

Other Directorships Held by Trustee During Past 5 Years: None
Independent Trustees
Eric O. Anyah (52) 1 Corporate Way Lansing, MI 48951	Trustee[2] (1/2018 to present)	161
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Michael J. Bouchard (63) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	161
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Ellen Carnahan (64) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	161
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director, Paylocity Holding Corporation (11/2016 to present); Director and Audit Committee Member, ENOVA International Inc. (5/2015 to present); Director and Audit Committee Member (5/2003 to 6/2015), Environmental Committee Member (5/2013 to 6/2015), Integrys Energy Group

William J. Crowley, Jr. (74) 1 Corporate Way Lansing, MI 48951	Chair of the Board (1/2018 to 12/2019) Trustee [2] (1/2018 to present)	161
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (7/2009 to 7/2016), Massey Litigation Advisory Committee Chair (9/2013 to 7/2016), Safety, Health, Environmental and Sustainability Committee Member (5/2012 to 7/2016), and Capital Markets Committee Member (5/2010 to 7/2016), Alpha Natural Resources

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Michelle Engler (61) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	161
Principal Occupation(s) During Past 5 Years: Partner, Engler LLC (consulting firm) (2013 to present); Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: None
John W. Gillespie (66) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	161

Principal Occupation(s) During Past 5 Years:

Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present); Financial Advisor, Yosi, Inc. (healthcare services software company) (1/2017 to 6/2018)

Other Directorships Held by Trustee During Past 5 Years: None
William R. Rybak (68) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	161
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (2/2010 to present), Board Chair (2/2016 to present), and Audit Committee Chair (2/2012 to 2/2016), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present), Governance Committee Chair (2004 to 7/2019), and Audit Committee Chair (7/2019 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to 6/2017) and Audit Committee Chair (5/2013 to 6/2017), PrivateBancorp Inc.

Mark S. Wehrle (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (7/2013 to present)	161

Principal Occupation(s) During Past 5 Years:

Real Estate Broker, Broker’s Guild (4/2011 to 12/2019)

Other Directorships Held by Trustee During Past 5 Years:

Trustee, Delta Dental of Colorado (1/2012 to present); Trustee, Curian Series Trust (7/2013 to 2/2016)

Edward C. Wood (63) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (1/2020 to present) Trustee 2 (1/2018 to present)	161
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Trustee During Past 5 Years: None
Patricia A. Woodworth (64) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	161

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer, National Trust for Historic Preservation (3/2019 to present); Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (11/2007 to 8/2018)

Other Directorships Held by Trustee During Past 5 Years: None
1 Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
2 The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

3  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (36) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (5/2012 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President of JNAM (2/2018 to present); Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present and 3/2016 to 7/2018); Vice President and Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Garett J. Childs (40) 1 Corporate Way Lansing, MI 48951	Vice President (2/2019 to present)

Principal Occupation(s) During Past 5 Years:

Vice President, Finance and Risk of JNAM (2/2019 to present); Controller of JNAM (11/2007 to present); Chief Risk Officer of JNAM (7/2016 to 2/2019); Assistant Vice President, Corporate Finance of JNAM (12/2013 to 2/2019)

Kelly L. Crosser (47) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (10/2011 to present)

Principal Occupation(s) During Past 5 Years:

Manager, Legal Regulatory Filings and Print of JNAM (1/2018 to present); Manager, Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to 12/2017); Assistant Secretary of other investment companies advised by JNAM (9/2007 to present and 8/2012 to 7/2018); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Richard J. Gorman (54) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (8/2018 to present) Anti-Money Laundering Officer (8/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Compliance Officer of JNAM (8/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of other investment companies advised by JNAM (8/2018 to present), Chief Compliance Officer and Deputy General Counsel of Heitman LLC (2/2018 to 8/2018); Chief Compliance Officer of the Oakmark Funds (6/2006 to 1/2018)

William P. Harding (45) 1 Corporate Way Lansing, MI 48951	Vice President (5/2014 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of Curian Series Trust (5/2014 to 2/2016); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of other investment companies advised by JNAM (11/2012 to present and 11/2012 to 7/2018)

Daniel W. Koors (49) 1 Corporate Way Lansing, MI 48951	Vice President (1/2018 to present) Treasurer & Chief Financial Officer (10/2011 to present)

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (12/2006 to present and 8/2012 to 7/2018); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to present and 9/2016 to 7/2018); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (11/2017 to present); Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Kristen K. Leeman (44) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (1/2018 to present)

Principal Occupation(s) During Past 5 Years:

Regulatory Analyst of JNAM (1/2018 to present); Regulatory Analyst of Jackson (2/2014 to 12/2017); Assistant Secretary of other investment companies advised by JNAM (6/2012 to present and 8/2012 to 7/2018)

Adam C. Lueck (37) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (12/2015 to present)

Principal Occupation(s) During Past 5 Years:

Senior Attorney of JNAM (2/2018 to present); Attorney of JNAM (10/2015 to 2/2018); Assistant Secretary of other investment companies advised by JNAM (3/2018 to present and 3/2018 to 7/2018); Assistant Secretary of Curian Series Trust (12/2015 to 2/2016); Supervising Attorney, Johnson, Blumberg & Associates, LLC (10/2013 to 10/2015)

Mia K. Nelson (37) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (9/2017 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President, Tax of JNAM (3/2017 to present); Director, Tax of JNAM (3/2015 to 3/2017); Manager, Tax of JNAM (5/2013 to 3/2015); Assistant Vice President of other investment companies advised by JNAM (8/2017 to present and 8/2017 to 7/2018)

Joseph B. O’Boyle (57) 1 Corporate Way Lansing, MI 48951

Vice President

(1/2018 to present)

Acting Chief Compliance Officer

(5/2018 to 8/2018)

Acting Anti-Money Laundering Officer

(5/2018 to 8/2018)

Chief Compliance Officer

(5/2012 to 1/2018)

Anti-Money Laundering Officer

(12/2/2015 to 1/2018)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Acting Chief Compliance Officer of JNAM (5/2018 to 8/2018); Vice President of other investment companies advised by JNAM (1/2018 to present and 1/2018 to 7/2018); Acting Chief Compliance Officer and Acting Anti-Money Laundering Officer of other investment companies advised by JNAM (5/2018 to 8/2018); Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to present); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

Susan S. Rhee (48) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (10/2011 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (2/2004 to present and 8/2012 to 7/2018); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Vice President, Chief Legal Officer and Secretary of Curian Series Trust (11/2010 to 2/2016)

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are Independent Trustees of the Trust, received from the Trust the compensation amounts indicated for their services as such for the 12-month period ended December 31, 2019:

Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex [1]
Eric O. Anyah	$20,373	$0	$0	$322,000[3]
Michael Bouchard	$21,543	$0	$0	$340,500
Ellen Carnahan	$21,100	$0	$0	$333,500[4]
William J. Crowley, Jr.[2]	$25,434	$0	$0	$402,000[5]
Michelle Engler	$20,373	$0	$0	$322,000
John Gillespie	$20,879	$0	$0	$330,000[6]
William R. Rybak	$22,081	$0	$0	$349,000
Mark S. Wehrle	$20,594	$0	$0	$325,500[7]
Edward Wood	$21,100	$0	$0	$333,500[8]
Patricia Woodworth	$20,151	$0	$0	$318,500[9]

1  The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust, JNL Series Trust, JNL Investors Series Trust, and JNL Variable Fund LLC (the “Fund Complex”). The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees is $3,376,500

2  Mr. Crowley was an ex-officio member of the Governance Committee and the Audit Committee until January 1, 2020. Therefore, he did not receive any compensation as a member of these Committees.

3 Amount includes $161,000 deferred by Mr. Anyah.

4  Amount includes $166,750 deferred by Ms. Carnahan.

5  Amount includes $201,000 deferred by Mr. Crowley.

6  Amount includes $165,000 deferred by Mr. Gillespie.

7  Amount includes $65,100 deferred by Mr. Wehrle.

8 Amount includes $133,400 deferred by Mr. Wood.

9 Amount includes $318,500 deferred by Ms. Woodworth.

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), by writing the Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com.

JACKSON VARIABLE SERIES TRUST

(the “Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate series (each, a “Fund” and collectively, the “Funds”) and, as required by law, determines annually whether to approve the Funds’ advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”), and sub-advisory agreements (“Sub-Advisory Agreements” and, collectively with the Advisory Agreement, the “Agreements”) with the Funds’ respective investment sub-advisers (the “Sub-Adviser(s)”).

At in-person meetings held on June 3-5, 2019 and September 4-6, 2019, the Board, including all of the trustees who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of the Agreements.  In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2020.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for its decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Advisers and the terms of the Agreements.  Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each applicable Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services provided by JNAM, including but not limited to, its oversight of the Sub-Advisers pursuant to the Advisory Agreement and its recommendations on an ongoing basis as to the hiring or removal of Sub-Advisers pursuant to the Trust’s “Manager of Managers” exemptive order, as well as its provision of recordkeeping and compliance services to the Funds.  The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor and custodian.  With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the existing Sub-Advisers.  The Board also considered the investment sub-advisory services provided by each Sub-Adviser.  The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements. The Board also considered the various business-related risks JNAM faces as a result of managing the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications and backgrounds and responsibilities of JNAM’s and the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of each Fund.  The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations and other relevant information pertaining to both JNAM and each Sub-Adviser.  The Board considered compliance reports about JNAM and each Sub-Adviser from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement, and where applicable, that (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by its Sub-Adviser under the respective Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the investment performance of each Fund as described in quarterly reports prepared by management.  The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies.  The Board also considered the performance of each Fund, including how the Fund performed versus the average performance of a group of comparable funds (“peer group”) and how the Fund performed versus its primary benchmark index (“benchmark”).  For certain Funds, the Board considered the relevant custom benchmark, blended benchmark, or custom peer group. This consideration was based on JNAM’s assertion that the custom or blended benchmark or custom peer group is, in some circumstances, a more meaningful source of comparative information than a broad-based benchmark index or peer group for certain Funds that use a limited or unique investment focus or where the peer group may not be a good source of comparative information. With respect to these peer groups and custom peer groups, the Board further considered that comparison to these groups provides a helpful way to measure the Funds’ performance, but noted that peer universes are constantly evolving, and, as such, the Funds’ peer groups and, where applicable, custom peer groups, may change from time to time. The performance data was provided by an independent data service and is presented here on a gross basis for each sub-advised Fund and on a net basis for each Fund of Funds (except for that of JNL iShares Tactical Growth Fund, JNL iShares Tactical Moderate Fund and JNL iShares Tactical Moderate Growth Fund, which is presented on a gross basis).  The performance reviewed by the Board was for the periods ended December 31, 2018, unless otherwise noted.  When available, the Board considered one-, three-, five- and ten-year performance.

The Board noted that JNAM has served as the Funds’ investment adviser since only April 27, 2015, following approval by each Fund’s shareholders.

JNL/American Funds® Global Growth Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods and custom peer group for the five-year period, though it underperformed its custom peer group for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds® Growth Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL Conservative Allocation Fund.  The Board considered that, while the Fund underperformed its custom peer group and blended benchmark for all periods, when measuring performance as of March 31, 2019, the Fund outperformed its custom peer group for the year-to-date, one- and three-year periods and outperformed its blended benchmark for the year-to-date and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/DFA U.S. Small Cap Fund. The Board considered that the Fund outperformed its benchmark for the three- and five-year periods, though it underperformed for the one-year period. The Board also considered that the Fund outperformed its peer group for the three-year period and performed in line with its peer group for the five-year period, though it underperformed for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine® Total Return Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund. The Board considered that the Fund outperformed its custom peer group for the five-year period and outperformed its benchmark over the three- and five-year periods, though it underperformed its custom peer group and benchmark for the other periods. The Board also considered that the Fund outperformed its benchmark for the year-to-date, three- and five-year periods ended March 31, 2019. The Board additionally considered JNAM’s assertion that it was considering strategic alternatives for the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/FAMCO Flex Core Covered Call Fund. The Board considered that the Fund outperformed its peer group for the five-year period, though it underperformed its peer group the other periods and underperformed its benchmark for all periods. The Board further considered that the Fund outperformed its benchmark for the year-to-date and three-year periods ended March 31, 2019 and outperformed its peer group for the year-to-date, three- and five-year periods (ranking in the 9th, 46th and 19th percentiles, respectively) ended March 31, 2019. The Board also considered JNAM’s assertion that it was considering strategic alternatives for the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Institutional Alt 100 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board observed that the Fund underperformed its benchmark and peer group for all periods. The Board also took into account the Fund’s calendar year performance, noting that that the Fund outperformed its benchmark for the calendar years 2015 and 2014, and underperformed its benchmark by only 5 basis points for calendar year 2017. The Board further considered the Fund’s performance as of March 31, 2019, noting that the Fund outperformed its benchmark and peer group for the three-month period and outperformed its benchmark for the one-year period. The Board also considered JNAM’s assertion that it was considering strategic alternatives for the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL iShares Tactical Growth Fund, JNL iShares Tactical Moderate Fund and JNL iShares Tactical Moderate Growth Fund. The Board considered that each Fund outperformed its blended benchmark and custom peer group for the three- and five-year periods, while each Fund underperformed its blended benchmark and custom peer group for the one-year period. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Lazard International Strategic Equity Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods and peer group for the one- and five-year periods, though it underperformed for the three-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Equity Income Fund (formerly, JNL/The Boston Company Equity Income Fund). The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods and peer group for the three- and five-year periods, though it underperformed for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Moderate Allocation Fund. The Board considered that the Fund underperformed its blended benchmark and custom peer group for all periods. The Board further considered the Fund’s recent performance as of March 31, 2019, noting that the Fund outperformed its blended benchmark for the three-month and three-year periods and outperformed its custom peer group for the three-month and one-year periods, ranking in the top quartile of its custom peer group over the three-month period. The Board also took into account that because JNAM began managing the Fund in April 2015, the Fund's longer-term performance record includes the performance of a prior investment adviser. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/Neuberger Berman Commodity Strategy Fund (formerly, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund). The Board considered that the Fund outperformed its benchmark and peer group for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Neuberger Berman Currency Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods and peer group for the one- and five-year periods, though it underperformed its peer group for the three-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Nicholas Convertible Arbitrage Fund. The Board considered that the Fund outperformed its benchmark for the three- and five-year periods, though it underperformed its benchmark for the one-year period, and outperformed its peer group for the one- and three-year periods, though it underperformed its peer group for the five-year period. The Board further considered that, as of March 31, 2019, the Fund outperformed its benchmark and peer group for the year-to-date, one-, and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PIMCO Investment Grade Credit Bond Fund (formerly, JNL/PIMCO Investment Grade Corporate Bond Fund). The Board considered that the Fund outperformed its benchmark and peer group for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/The London Company Focused U.S. Equity Fund. The Board considered that the Fund outperformed its peer group for the three-year period, though it underperformed its peer group for the other periods and benchmark for all periods. The Board also considered the Fund outperformed its benchmark and peer group, ranking in the 35th percentile of its peer group, for the 4th quarter of 2018 and took into account the Fund’s strong 2016 calendar year returns, noting it outperformed its benchmark and peer group, ranking in the 3rd percentile of its peer group for the calendar year. The Board concluded that it will continue to monitor the Fund’s performance while it considers strategic alternatives to address performance and that, in the meantime, it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Capital Appreciation Fund. The Board considered that the Fund outperformed its blended benchmark and peer group for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/VanEck International Gold Fund. The Board considered that the Fund outperformed its benchmark for the five-year period and outperformed its peer group for the three- and five-year periods, though it underperformed its benchmark for the one- and three-year periods and its peer group for the one-year period. The Board further considered that, as of March 31, 2019, the Fund outperformed its benchmark for the year-to-date and three-year periods. The Board also considered JNAM’s assertion that it was considering strategic alternatives for the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WCM Focused International Equity Fund. The Board considered that the Fund outperformed its benchmark for the one- three- and five-year periods. The Board also considered that the Fund outperformed its peer group for the one-, three- and five-year periods (ranking in the 6th, 10th and 3rd percentiles of its peer group, respectively.). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Costs of Services

The Board reviewed the fees paid to JNAM and each Fund’s Sub-Adviser(s), as applicable.  For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any.  The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared.  Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”).  The Board considered each Fund’s total expense ratio and compared that to the average total expense ratio of the peer group. For certain Funds, the Board considered the total expense ratio without the inclusion of, where applicable, transfer agency and Rule 12b-1 fees. This consideration was based on JNAM’s assertion that, due to the composition of certain peer groups that contain both retail and variable annuity funds, the total expense ratio (excluding transfer agency and Rule 12b-1 fees) was a more meaningful source of comparative information. While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio. The Board noted that comparison to peer groups provides a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and, as such, the universe of comparable funds in the Funds’ peer groups may change from time to time.

The Board also took into account that various fee reductions and other fee changes were implemented for certain Funds on January 1, 2018, April 30, 2018, September 1, 2018 and April 29, 2019. It noted that these reductions will serve to further reduce certain Funds’ advisory fees, sub-advisory fees, and/or total expense ratios.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL/American Funds® Global Growth Fund. The Board considered that the Fund’s total expense ratio (including Master Fund expenses) is lower than its peer group average and the Fund’s advisory fee is higher than its peer group average by three basis points. The Board also considered that the Fund has no sub-advisory fee. The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee waiver and a contractual advisory fee reduction effective April 29, 2019. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds® Growth Fund. The Board considered that the Fund’s total expense ratio (including Master Fund expenses) is lower than the peer group average, though the advisory fee is higher than the peer group average. The Board also considered that the Fund has no sub-advisory fee. The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee waiver and a contractual advisory fee reduction effective April 29, 2019. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Conservative Allocation Fund. The Board noted that the Fund’s total expense ratio (excluding and including underlying fund expenses) is lower than its peer group average and while the Fund’s advisory fee is higher than its peer group average, it is within six basis points of the peer group average. The Board also considered that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective September 1, 2018, which converted to a contractual advisory fee reduction effective April 29, 2019. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DFA U.S. Small Cap Fund. The Board noted that the Fund's advisory fee and total expense ratio are lower than the peer group average. The Board also considered that the Fund’s sub-advisory fee is within three basis points of the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DoubleLine® Total Return Fund. The Board considered that the Fund’s sub-advisory fee is in line with the peer group average and total expense ratio is only four basis points higher than its peer group average, though the Fund’s advisory fee is higher than the peer group average. The Board also considered that, in September 2017, the Fund, in conversations with the Board, implemented additional advisory fee breakpoints, which will serve to reduce the Fund’s total expense ratio if the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund. The Board considered that the Fund’s advisory fee is in line with its peer group average and sub-advisory fee is within five basis points of its peer group average. The Board also considered that the Fund’s total expense ratio is within six basis points of its peer group average. The Board further considered that JNAM, in conversations with the Board, implemented an advisory fee reduction, effective April 30, 2018, and a sub-advisory fee reduction, effective January 1, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/FAMCO Flex Core Covered Call Fund. The Board noted that each Fund's advisory fee, sub-advisory fee and total expense ratio are lower than their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Institutional Alt 100 Fund. The Board noted that the Fund’s advisory fee and total expense ratio (excluding underlying fund expenses) are lower than their respective peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL iShares Tactical Growth Fund and JNL iShares Tactical Moderate Growth Fund. The Board considered that each Fund's advisory and sub-advisory fees are lower than the respective peer group averages and each Fund’s total expense ratio (including underlying expenses) is higher but within one basis point of its peer group average. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL iShares Tactical Moderate Fund. The Board considered that the Fund's advisory and sub-advisory fees and total expense ratio (including underlying expenses) are lower than the respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Lazard International Strategic Equity Fund. The Board considered that, while the Fund’s sub-advisory fee is higher than its peer group average, the Fund’s advisory fee and total expense ratio are lower than their respective peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Equity Income Fund (formerly, JNL/The Boston Company Equity Income Fund). The Board considered that the Fund's advisory fee and total expense ratio are lower than the respective peer group averages and the Fund’s sub-advisory fee is in line with its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Moderate Allocation Fund. The Board noted that the Fund’s advisory and total expense ratio (excluding underlying Fund expenses) are lower than their respective peer group averages. The Board considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction effective April 29, 2019. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Neuberger Berman Commodity Strategy Fund (formerly, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund). The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, and that the Fund’s sub-advisory fee is in line with its peer group average. The Board further considered that JNAM, in conversations with the Board, implemented advisory and sub-advisory fee reductions for the Fund effective April 30, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Neuberger Berman Currency Fund. The Board considered that the Fund’s total expense ratio is lower than its peer group average, and that the Fund’s sub-advisory fee is in line with its peer group average. The Board also considered that the Fund’s advisory fee is within four basis points of its peer group average. The Board further considered that JNAM, in conversations with the Board, implemented advisory and sub-advisory fee reductions for the Fund effective April 30, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Nicholas Convertible Arbitrage Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, and that the Fund’s sub-advisory fee is in line with its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PIMCO Investment Grade Credit Bond Fund (formerly, JNL/PIMCO Investment Grade Corporate Bond Fund). The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, and that the Fund’s sub-advisory fee is higher than its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/The London Company Focused U.S. Equity Fund. The Board considered that while the Fund’s advisory fee and sub-advisory fees and total expense ratio are higher than their respective peer group averages, the Fund’s advisory fee is within one basis point of its peer group average. The Board further considered that JNAM, in conversations with the Board, implemented advisory and sub-advisory fee reductions effective April 30, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Capital Appreciation Fund. The Board noted that the Fund's advisory fee and sub-advisory fee are lower than their respective peer group averages, while the Fund’s total expense ratio is within four basis points of the peer group average. The Board also noted that JNAM, in conversations with the Board, implemented an advisory fee reduction, effective April 30, 2018, and a voluntary advisory fee waiver, effective September 1, 2018, which converted to a contractual fee reduction, effective April 29, 2019. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/VanEck International Gold Fund. The Board noted that the Fund's total expense ratio is lower than its peer group average, while the Fund’s advisory fee and sub-advisory fee are higher than their respective peer group averages. The Board took into account that the Fund’s advisory fee is within three basis points of the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/WCM Focused International Equity Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average, while the Fund’s sub-advisory fee and total expense ratio are higher than, but within three and two basis points, respectively, of their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of the Funds’ shareholders.  Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the advisory fee rate as assets increase.  Additionally, the Board considered JNAM’s assertion that it continually evaluates the advisory fee and breakpoint schedules for the Funds, and it considered the extent to which economies of scale are reflected for the benefit of shareholders.  The Board concluded that the advisory fee structure, in some measure, allows for adequate participation by shareholders in economies of scale across the Fund complex. The Board also considered that economies of scale can be shared with the Funds in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board also considered that the sub-advisory fee rates have been separately negotiated between JNAM and each Sub-Adviser at arm’s-length.  These sub-advisory fees are paid by JNAM to each Sub-Adviser.  For this reason, JNAM, rather than shareholders, directly benefits from these breakpoints.  Additionally, to the extent that JNAM is waiving its advisory fee with respect to a certain Fund, it may also be benefitting from the breakpoints in sub-advisory fees.  The Board concluded that the sub-advisory fee schedules, where applicable, in some measure allow for adequate participation by shareholders in economies of scale.

Profitability

The Board considered information concerning the costs incurred and profits realized by JNAM and each Sub-Adviser.  The Board also considered JNAM’s fee waivers for certain Funds, pursuant to which it has reduced its fees and reimburses other expenses of the Funds, as applicable, to reduce the total annual operating expenses of the Funds.  The Board determined that profits realized by JNAM and each Sub-Adviser were not unreasonable.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing certain services to the Funds.  The Board noted that each service provided to the Funds by JNAM or one of its affiliates is provided pursuant to a written agreement, which the Board evaluates periodically as required by law.  The Board also noted that certain Sub-Advisers pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manages.  The Board considered JNAM’s assertion that those meetings do not yield a profit to the Funds’ distributor, that the Sub-Adviser is not required to participate in the meetings and that recommendations to hire or fire the Sub-Adviser are not influenced by the Sub-Adviser’s willingness to participate in the meetings. In addition, certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for these activities, in addition to payments for marketing and conferences.  An affiliate of JNAM and its subsidiaries participate in the sales of shares of retail mutual funds advised by certain Sub-Advisers and other unaffiliated entities, and receive selling and other compensation from them in connection with those activities.  The Board reviewed the monetary values of these transactions.   Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-Adviser as a result of its relationship with the Fund(s).

Jackson Variable Series Trust

JNAM Liquidity Narrative for Shareholders

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (“Program”). The Program is overseen by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Funds’ investment adviser, Jackson National Asset Management, LLC. The Funds’ Board of Trustees (“Board”) has approved the designation of the LRMC to oversee the Program. In administering the Program, the LRMC consults with each Fund’s sub-adviser, if applicable, when such consultation is deemed necessary or appropriate by the LRMC.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect the LRMC’s assessment of their relative liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders. The LRMC has determined, and reported to the Board, that the Program has operated adequately and effectively to manage the Funds’ liquidity risk since implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Supplement Dated September 16, 2019

To The Prospectus Dated April 29, 2019

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

All changes are effective immediately.

In the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/DoubleLine® Total Return Fund, please delete the portfolio managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Jeffrey E. Gundlach	September 2013	Chief Executive Officer and Chief Investment Officer, DoubleLine
Philip A. Barach	September 2013	President, DoubleLine
Andrew Hsu, CFA	September 2019	Portfolio Manager, DoubleLine
This Supplement is dated September 16, 2019.

Supplement Dated October 14, 2019

To The Prospectus Dated April 29, 2019

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

All changes are effective immediately.

Please change all references to WCM Investment Management to WCM Investment Management, LLC.

In the section entitled, “Summary Overview of Each Fund,” under “Expense Example,” for the JNL/DFA U.S. Small Cap Fund, please delete the tables and corresponding footnotes and replace with the following:

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses[2]	1.01%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Expense information has been restated to reflect current fees.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.71%
Less Waiver/Reimbursement[2]	0.05%
Total Annual Fund Operating Expenses After Waiver/Reimbursement[3]	0.66%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]

JNAM has contractually agreed to waive 0.05% of the administrative fees of the Class. The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

[3]	Expense information has been restated to reflect current fees.

In the section entitled, “Summary Overview of Each Fund,” under “Expenses,” for the JNL/DFA U.S. Small Cap Fund, please delete the tables and corresponding footnotes and replace with the following:

JNL/DFA U.S. Small Cap Fund Class A
1 year	3 years	5 years	10 years
$103	$322	$558	$1,236

JNL/DFA U.S. Small Cap Fund Class I
1 year	3 years	5 years	10 years
$67	$222	$390	$878

In the section entitled, “Summary Overview of Each Fund,” under “Performance,” for the JNL/Mellon Equity Income Fund, please add the following after the second paragraph:

Effective October 14, 2019, for consistency with the Fund’s principal investment strategies, the Fund will replace the S&P 500 Value Index with the MSCI USA Value Index as the Fund's primary benchmark.

This Supplement is dated October 14, 2019.

Supplement Dated November 15, 2019

To The Prospectus Dated April 29, 2019

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

All changes are effective immediately.

In the section entitled, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” for all funds please delete “Foreign regulatory risk” in the entirety and replace with following:

•  Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

This Supplement is dated November 15, 2019.

Supplement Dated December 16, 2019

To The Prospectus Dated April 29, 2019

Jackson Variable Series Trust (The “Trust”)

Please note that the changes may apply to your variable annuity product(s).

Proposed Fund Redomiciliations Effective April 27, 2020

On December 3-5, 2019, the Board of Trustees (the “Board”) of the Trust approved the proposed redomiciliations of the following series of the Trust, each outlined below as an “Acquired Fund” (collectively, the “Acquired Funds”) through “shell” reorganizations with and into the respective series of JNL Series Trust (“JNLST”), each outlined below as an “Acquiring Fund” (collectively, the “Acquiring Funds”) (each a “Reorganization” and collectively, the “Reorganizations”):

Acquired Funds – Jackson Variable Series Trust	Acquiring Funds – JNL Series Trust
JNL Conservative Allocation Fund	JNL Conservative Allocation Fund
JNL Moderate Allocation Fund	JNL Moderate Allocation Fund
JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund	JNL iShares Tactical Moderate Growth Fund
JNL iShares Tactical Growth Fund	JNL iShares Tactical Growth Fund
JNL/American Funds® Global Growth Fund	JNL/American Funds® Global Growth Fund
JNL/American Funds® Growth Fund	JNL/American Funds® Growth Fund
JNL/DFA U.S. Small Cap Fund	JNL/DFA U.S. Small Cap Fund
JNL/DoubleLine® Total Return Fund	JNL/DoubleLine® Total Return Fund
JNL/Lazard International Strategic Equity Fund	JNL/Lazard International Strategic Equity Fund
JNL/Mellon Equity Income Fund	JNL/Mellon Equity Income Fund
JNL/Neuberger Berman Commodity Strategy Fund	JNL/Neuberger Berman Commodity Strategy Fund
JNL/PIMCO Investment Grade Credit Bond Fund	JNL/PIMCO Investment Grade Credit Bond Fund
JNL/T. Rowe Price Capital Appreciation Fund	JNL/T. Rowe Price Capital Appreciation Fund
JNL/WCM Focused International Equity Fund	JNL/WCM Focused International Equity Fund

Each Acquiring Fund is a “shell” series of JNLST that is being created for the purpose of acquiring the assets and assuming the liabilities of the respective Acquired Fund. Under the terms of the proposed Plan of Reorganization to effect the redomiciliations, each Acquired Fund’s assets and liabilities will be transferred to the respective Acquiring Fund in return for shares of the corresponding Acquiring Fund having an aggregate net asset value equal to such Acquired Fund’s net assets as of the valuation date. Each Acquiring Fund’s shares will be distributed pro rata to shareholders of the respective Acquired Fund in exchange for their fund shares. Current shareholders of each Acquired Fund will thus become shareholders of the respective Acquiring Fund and receive shares of the corresponding Acquiring Fund with a total net asset value equal to that of their shares of such Acquired Fund at the time of the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganizations.

The Reorganizations are not subject to shareholder approval because the Acquired Funds’ names, investment objectives, principal investment strategies, risks, or fundamental policies will not change as a result of the Reorganizations and because the Board has determined that the Reorganizations are in the best interests of each of the Acquired Funds and each of the Acquired Fund’s shareholders. The Reorganizations are expected to be effective on or about on or about April 27, 2020.

The Reorganizations are not expected to be taxable events for federal income tax purposes for shareholders and is not expected to result in any material adverse federal income tax consequences to shareholders of the Acquired Funds.

This Supplement is dated December 16, 2019.

Supplement Dated January 10, 2020

To The Prospectus Dated April 29, 2019

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Unless otherwise noted, all changes are effective immediately.

In the section entitled, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” for the JNL/VanEck International Gold Fund, please delete “Tax risk”.

This Supplement is dated January 10, 2020.

Jackson Variable Series Trust
PRSRT STD U.S. POSTAGE
1 Corporate Way	PAID
Lansing, MI 48951	JACKSON NATIONAL
ASSET MANAGEMENT
L.L.C.

Please note that recent changes to your delivery preferences may not be reflected with this mailing. For legal mailings of this nature, it can take up to 60 days for your delivery preferences to take effect.

CMV13476 07/19

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named William R. Rybak as an Audit Committee financial expert serving on its Audit Committee. William R. Rybak is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2018 and December 31, 2019. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2018	$466,240	$18,000	$0	$0
2019	$367,959	$5,714	$0	$0

The above Audit-Related Fees for 2018 and 2019 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s registration statement filings.

Fees for Services Rendered to the Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2018	$20,415	$0	$0
2019	$0	$0	$0

The above Audit-Related Fees for 2018 are the aggregate fees billed to Adviser Entities for an audit of a non-registered affiliated investment company.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the year ended December 31, 2018 was $38,415. The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the year ended December 31, 2019 was $5,714.

(h) For the fiscal years ended December 31, 2018 and December 31, 2019, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Below is a Schedule I – Investments in securities of unaffiliated issuers for the JNL/DFA U.S. Small Cap Fund, JNL/PIMCO Investment Grade Credit Bond Fund, JNL/DoubleLine® Total Return Fund and JNL/T. Rowe Price Capital Appreciation Fund for which a summary schedule of investments was provided in the Annual Report dated December 31, 2019, pursuant to § 210.1212 of Regulation S-X.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL/DFA U.S. Small Cap Fund
COMMON STOCKS 99.7%
Financials 20.2%
1st Constitution Bancorp	1	13
1st Security Bank of Washington	—	30
1st Source Corporation	2	106
Affiliated Managers Group, Inc.	3	229
Allegiance Bancshares, Inc. (a)	2	72
A-Mark Precious Metals, Inc. (a)	1	7
Ambac Financial Group, Inc. (a)	5	103
American Equity Investment Life Holding Company	6	179
American National Bankshares Inc.	1	43
American National Insurance Company	1	162
American River Bankshares	1	16
Ameris Bancorp	4	182
Amerisafe, Inc.	2	104
Argo Group International Holdings, Ltd.	2	130
Arrow Financial Corporation	2	62
Artisan Partners Asset Management Inc. - Class A	3	100
Associated Banc-Corp	9	196
Assured Guaranty Ltd.	6	278
Asta Funding, Inc. (a)	—	2
Atlantic Capital Bancshares, Inc. (a)	2	35
Atlantic Union Bankshares Corporation	5	186
Atlanticus Holdings Corp. (a)	1	10
Axos Financial, Inc. (a)	4	134
Banc of California, Inc.	5	83
BancFirst Corporation	2	141
BancorpSouth Bank	6	199
Bank of Hawaii Corporation (b)	2	208
Bank of Marin Bancorp	1	44
Bank of N.T. Butterfield & Son Limited (The)	4	159
Bank OZK	8	247
BankFinancial Corporation	2	21
BankUnited, Inc.	6	227
Banner Corporation	3	148
Bar Harbor Bankshares	1	27
BayCom Corp. (a)	1	11
Berkshire Hills Bancorp, Inc.	4	134
BGC Partners, Inc. - Class A	17	99
Blucora, Inc. (a)	4	111
Boston Private Financial Holdings Inc.	7	87
Bridge Bancorp Inc.	2	63
Bridgewater Bancshares, Inc. (a)	3	45
Brighthouse Financial, Inc. (a)	6	248
Brightsphere Investment Group Inc.	6	66
Brookline Bancorp, Inc.	6	96
Bryn Mawr Bank Corp.	1	60
Byline Bancorp, Inc.	3	63
C&F Financial Corporation	—	22
Cadence Bancorporation - Class A	7	127
Cambridge Bancorp	—	32
Camden National Corp.	1	58
Cannae Holdings, Inc. (a)	5	200
Capital City Bank Group Inc.	2	57
Capitol Federal Financial	10	139
Capstar Financial Holdings, Inc.	2	32
Carolina Financial Corp.	2	65
Cathay General Bancorp	5	193
CBTX, Inc.	2	60
Centerstate Bank Corporation	7	179
Central Pacific Financial Corp.	2	65
Central Valley Community Bancorp	1	20
Century Bancorp Inc. - Class A	—	32
Chemung Financial Corporation	—	8
CIT Group Inc.	5	245
Citizens & Northern Corp.	—	12
Citizens Inc. - Class A (a) (b)	4	27
City Holdings Co.	1	105
Civista Bancshares Inc.	1	28
CNB Financial Corp.	1	45
Cohen & Steers, Inc.	3	186
Columbia Banking System Inc.	5	184
Columbia Financial, Inc. (a)	9	147
	Shares/Par[1]	Value ($)
Community Bank System Inc.	3	211
Community Bankers Trust Corp.	1	12
Community Trust Bancorp Inc.	1	57
ConnectOne Bancorp, Inc.	2	62
Cowen Inc. - Class A (a)	2	31
Crawford & Co. - Class A	3	31
Crawford & Co. - Class B	3	28
Curo Group Holdings Corp. (a)	4	43
Customers Bancorp, Inc. (a)	1	32
CVB Financial Corp.	8	183
Diamond Hill Investment Group, Inc.	—	53
Dime Community Bancshares Inc.	2	48
Donegal Group Inc. - Class A	4	53
Donnelley Financial Solutions, Inc. (a)	3	31
Eagle Bancorp Inc.	3	125
Eaton Vance Corp.	3	160
eHealth, Inc. (a)	2	161
Elevate Credit, Inc. (a)	2	10
Employer Holdings Inc.	2	94
Encore Capital Group Inc. (a) (b)	3	89
Enova International, Inc. (a)	2	57
Enstar Group Limited (a)	1	227
Enterprise Bancorp Inc.	2	62
Enterprise Financial Services Corp.	2	91
Equity Bancshares, Inc. - Class A (a)	1	37
Esquire Financial Holdings, Inc. (a)	1	13
Essent Group Ltd.	4	195
Evercore Inc. - Class A	2	163
EZCORP, Inc. - Class A (a)	4	28
Farmers National Banc Corp.	3	44
FB Financial Corporation	2	88
FBL Financial Group, Inc. - Class A	2	105
Federal Agricultural Mortgage Corporation - Class C	1	75
Federated Investors, Inc. - Class B	7	212
Fednat Holding Company	1	24
Financial Institutions Inc.	1	47
First Bancorp.	2	89
First Bancorp.	13	141
First Bancshares Inc.	2	58
First Bank of New Jersey	1	14
First Busey Corporation	4	117
First Commonwealth Financial Corporation	8	110
First Community Bancshares, Inc.	1	39
First Defiance Financial Corp.	2	50
First Financial Bancorp.	6	151
First Financial Bancshares, Inc.	8	272
First Financial Corporation	1	41
First Financial Northwest, Inc.	1	11
First Foundation Inc.	4	72
First Hawaiian, Inc.	8	227
First Horizon National Corporation	1	13
First Internet Bancorp	1	19
First Interstate BancSystem, Inc. - Class A	3	118
First Merchants Corporation	4	161
First Mid Bancshares, Inc.	1	47
First Midwest Bancorp, Inc.	7	151
First United Corporation	—	12
FirstCash, Inc.	3	208
Flagstar Bancorp, Inc.	4	136
Flushing Financial Corp.	3	54
FNB Corp.	19	244
Franklin Financial Network, Inc.	1	47
Fulton Financial Corp.	9	165
GAIN Capital Holdings, Inc. (b)	2	8
GAMCO Investors Inc. - Class A	1	24
Genworth Financial, Inc. - Class A (a)	4	17
German American Bancorp Inc.	2	69
Glacier Bancorp, Inc.	5	248
Global Indemnity Ltd - Class A	1	21
Goosehead Insurance, Inc. - Class A (b)	1	53
Great Southern Bancorp Inc.	1	67
Great Western Bancorp Inc.	4	146
Green Dot Corporation - Class A (a)	3	76
Greenhill & Co. Inc.	2	28

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

1

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
Greenlight Capital Re, Ltd. - Class A (a)	2	24
Guaranty Bancshares Inc.	1	36
Hallmark Financial Services, Inc. (a)	2	32
Hamilton Lane Inc. - Class A	2	92
Hancock Whitney Co.	6	245
Hanmi Financial Corp.	3	58
HarborOne Bancorp, Inc. (a)	5	54
HCI Group, Inc.	1	56
Heartland Financial USA, Inc.	3	134
Hennessy Advisors Inc. (b)	1	8
Heritage Commerce Corp.	5	63
Heritage Financial Corporation	3	85
Heritage Insurance Holdings, Inc.	3	41
Hingham Institution for Savings	—	34
Home Bancorp, Inc.	1	26
Home BancShares, Inc.	10	204
HomeStreet, Inc. (a)	2	71
HomeTrust Bancshares Inc.	1	30
Hope Bancorp, Inc.	9	132
Horace Mann Educators Corp.	3	137
Horizon Bancorp Inc.	3	59
Houlihan Lokey Inc. - Class A	2	110
Howard Bancorp Inc. (a)	1	11
IberiaBank Corp.	3	250
Impac Mortgage Holdings, Inc. (a) (b)	1	6
Independence Holding Co.	—	13
Independence Holdings, LLC	1	45
Independent Bank Corp.	2	170
Independent Bank Group, Inc.	2	132
Interactive Brokers Group, Inc.	4	187
Internap Corporation (a) (b)	2	2
International Bancshares Corporation	4	163
INTL FCStone Inc. (a)	1	64
Investors Bancorp, Inc.	16	187
Investors Title Co.	—	40
James River Group, Inc.	2	89
Janus Henderson Group PLC	11	261
Kearny Financial Corp	3	42
Kemper Corp.	2	154
Kingstone Cos. Inc.	1	11
Kinsale Capital Group, Inc.	1	124
Ladenburg Thalmann Financial Services Inc.	17	58
Lakeland Bancorp Inc.	4	68
Lakeland Financial Corp.	2	93
Lazard Ltd - Class A	2	75
LCNB Corp.	1	10
Legg Mason, Inc.	5	196
LendingClub Corporation (a)	7	83
LendingTree, Inc. (a) (b)	1	205
Live Oak Bancshares, Inc.	3	63
Longlade, Dr Charles W	1	29
Luther Burbank Corporation	3	31
Macatawa Bank Corp.	5	53
Maiden Holdings, Ltd. (a)	5	4
Manning & Napier, Inc. - Class A	3	4
Marlin Business Services Inc.	1	15
MBIA Inc. (a)	6	51
Mercantile Bank Corp.	1	42
Merchants Bancorp, Inc.	3	51
Mercury General Corp.	3	156
Meridian Bancorp, Inc.	4	85
Meta Financial Group, Inc.	3	106
Metropolitan Bank Holding Corp. (a)	1	37
Midland States Bancorp Inc.	2	63
MidWestOne Financial Group Inc.	1	41
Moelis & Company LLC - Class A	3	89
Mr. Cooper Group Inc. (a)	7	87
MVB Financial Corp.	—	11
National Bank Holdings Corp. - Class A	3	96
National General Holdings Corp.	5	120
National Western Life Group Inc. - Class A	—	76
Navient Corporation	15	203
NBT Bancorp Inc.	3	136
Nelnet, Inc. - Class A	2	100
	Shares/Par[1]	Value ($)
Nicholas Financial, Inc. (a)	2	15
Nicolet Bankshares, Inc. (a)	1	60
NMI Holdings Inc. - Class A (a)	5	152
Northeast Bank	—	3
Northfield Bancorp Inc.	4	74
Northrim BanCorp Inc.	1	22
Northwest Bancshares Inc.	8	136
OceanFirst Financial Corp.	4	99
Ocwen Financial Corp. (a)	6	8
OFG Bancorp	4	87
Old National Bancorp	10	188
Old Second Bancorp Inc.	3	38
On Deck Capital Inc. (a)	6	26
Oppenheimer Holdings Inc. - Class A	1	29
Opus Bank	3	73
Origin Bancorp, Inc.	2	75
Pacific Mercantile Bancorp (a)	1	9
Pacific Premier Bancorp, Inc.	5	152
PacWest Bancorp	7	256
Park National Corp.	1	124
Paysign, Inc. (a) (b)	3	33
Peapack Gladstone Financial Corp.	2	50
PennyMac Financial Services, Inc.	4	150
Peoples Bancorp Inc.	2	60
People's United Financial Inc.	1	14
People's Utah Bancorp	2	48
Pinnacle Financial Partners, Inc.	4	279
Piper Jaffray Cos.	1	85
PJT Partners Inc. - Class A	2	84
Preferred Bank	1	71
Primerica, Inc.	—	64
ProAssurance Corporation	4	154
Prosperity Bancshares Inc.	1	59
Protective Insurance Company - Class B	1	19
Provident Financial Holdings Inc.	1	28
Provident Financial Services, Inc.	5	119
Pzena Investment Management, Inc. - Class A	1	9
QCR Holdings, Inc.	1	61
RBB Bancorp	2	39
Regional Management Corp. (a)	1	35
Renasant Corporation	4	144
Republic Bancorp Inc. - Class A	2	72
Republic First Bancorp Inc. (a)	5	20
Riverview Bancorp Inc.	3	22
RLI Corp.	3	254
S&T Bancorp Inc.	3	107
Safeguard Scientifics Inc.	1	15
Safety Insurance Group, Inc.	1	108
Sandy Spring Bancorp Inc.	3	103
Seacoast Banking Corp. of Florida (a)	4	119
Selective Insurance Group Inc.	4	246
ServisFirst Bancshares, Inc.	4	142
Sierra BanCorp	1	40
Silvercrest Asset Management Group Inc. - Class A	1	10
Simmons First National Corp. - Class A	7	183
SLM Corporation	26	231
Smartfinancial, Inc.	2	37
South State Corp.	2	169
Southern First Bancshares Inc. (a)	1	26
Southern Missouri Bancorp Inc.	1	37
Southern National Bancorp of Virginia Inc.	2	40
Southside Bancshares, Inc.	3	99
Spirit Of Texas Bancshares Inc. (a)	1	34
State Auto Financial Corp.	3	106
Sterling Bancorp	12	245
Sterling Bancorp, Inc.	5	37
Stewart Information Services Corp.	2	67
Stifel Financial Corp.	4	263
Stock Yards Bancorp Inc.	2	68
Summit Financial Group, Inc.	1	22
TCF Financial Corporation	9	437
Telaria Inc. (a)	5	47
Texas Capital Bancshares, Inc. (a)	3	162
The Bancorp, Inc. (a)	5	68

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

2

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
The First Bancorp, Inc.	2	54
The First of Long Island Corporation	2	62
The PRA Group, Inc. (a)	3	118
Third Point Reinsurance Ltd. (a)	7	74
Timberland Bancorp Inc.	1	20
Tompkins Financial Corp.	1	107
TowneBank	5	136
Trico Bancshares	3	104
Tristate Capital Holdings, Inc. (a)	3	76
Triumph Bancorp, Inc. (a)	2	69
Trupanion Inc. (a) (b)	1	27
TrustCo Bank Corp.	8	66
Trustmark Corp.	4	132
UMB Financial Corp.	3	196
Umpqua Holdings Corp.	13	232
United Bankshares Inc.	6	234
United Community Banks, Inc.	5	155
United Community Financial Corp.	4	46
United Fire Group Inc.	2	81
United Insurance Holdings Corp.	4	44
Universal Insurance Holdings, Inc.	2	68
Univest Financial Corporation	2	64
Valley National Bancorp	26	292
Veritex Holdings Inc.	2	64
Victory Capital Holdings, Inc. - Class A	1	15
Virtu Financial Inc. - Class A (b)	6	89
Virtus Partners, Inc.	1	70
Waddell & Reed Financial Inc. - Class A (b)	4	75
Walker & Dunlop, Inc.	2	152
Washington Federal Inc.	4	164
Washington Trust Bancorp, Inc.	1	65
Waterstone Financial, Inc.	2	47
Webster Financial Corp.	5	293
WesBanco Inc.	5	172
West Bancorporation, Inc.	2	54
Westamerica Bancorp	2	147
Western Alliance Bancorp	6	326
Western New England Bancorp Inc.	4	42
Westwood Holdings Group Inc.	1	29
White Mountains Insurance Group Ltd	—	202
Wintrust Financial Corporation	3	237
WisdomTree Investments, Inc.	12	60
World Acceptance Corp. (a)	1	56
WSFS Financial Corp.	4	159
		31,801
Industrials 18.0%
AAON, Inc.	3	136
AAR Corp.	3	121
ABM Industries Incorporated	4	151
ACCO Brands Corporation	7	65
Actuant Corporation - Class A	5	124
Advanced Disposal Services, Inc. (a)	6	194
Advanced Drainage Systems, Inc.	3	128
Advanced Energy Industries, Inc. (a)	2	176
Aegion Corporation (a)	1	32
Aerojet Rocketdyne Holdings, Inc. (a)	5	236
AeroVironment, Inc. (a)	2	107
Air Lease Corporation - Class A	4	210
Air Transport Services Group, Inc. (a)	5	114
Aircastle Limited	3	92
Alamo Group Inc.	1	110
Albany International Corp. - Class A	2	157
Allegiant Travel Company	1	195
Allied Motion Technologies Inc.	1	49
Altra Industrial Motion Corp.	1	43
Ameresco, Inc. - Class A (a)	3	44
American Superconductor Corporation (a)	2	20
American Woodmark Corporation (a)	1	143
Apogee Enterprises, Inc.	2	68
Applied Industrial Technologies, Inc.	2	161
ARC Document Solutions, Inc. (a)	3	4
Arcbest Corporation	2	50
Arcosa, Inc.	1	59
	Shares/Par[1]	Value ($)
Ardmore Shipping Services (Ireland) Limited (a)	4	33
Argan, Inc.	2	68
Armstrong Flooring, Inc. (a)	2	9
Armstrong World Industries, Inc.	3	274
Astec Industries, Inc.	2	75
Astronics Corporation (a)	3	71
Astronics Corporation - Class B (a)	—	4
Atkore International Group Inc. (a)	4	152
Atlas Air Worldwide Holdings, Inc. (a)	2	60
Avis Budget Group, Inc. (a)	5	162
Axone Intelligence Inc. (a)	3	224
AZZ Inc.	2	94
Barnes Group Inc.	3	187
Barrett Business Services, Inc.	1	58
Beacon Roofing Supply, Inc. (a)	5	163
BG Staffing, Inc.	1	21
Blue Bird Global Corporation (a)	2	50
BlueLinx Holdings Inc. (a)	1	11
Brady Corp. - Class A	3	165
Briggs & Stratton Corp.	3	23
BrightView Holdings, Inc. (a)	4	74
Brink's Co.	3	270
Builders FirstSource, Inc. (a)	7	168
CAI International Inc. (a)	2	50
Casella Waste Systems Inc. - Class A (a)	3	143
CBIZ Inc. (a)	4	115
Ceco Environmental Corp. (a)	3	21
Chart Industries, Inc. (a)	2	163
Cimpress Public Limited Company (a)	2	200
CIRCOR International, Inc. (a)	2	74
Civeo Corporation (a)	12	15
Clean Harbors Inc. (a)	4	305
Colfax Corp. (a)	7	263
Columbus Mckinnon Corp.	2	80
Comfort Systems USA Inc.	3	149
Commercial Vehicle Group Inc. (a)	2	15
Construction Partners, Inc. - Class A (a)	3	49
Continental Building Products Inc. (a)	3	101
Copa Holdings, S.A. - Class A	2	166
Cornerstone Building Brands, Inc. (a)	2	21
Costamare Inc.	9	86
Covanta Holding Corporation	10	149
Covenant Transportation Group, Inc. - Class A (a)	1	18
CRA International, Inc.	—	26
CSW Industrials Inc.	1	90
Cubic Corp.	2	155
Daseke Companies, Inc. (a)	5	14
Deluxe Corp.	3	146
Douglas Dynamics, Inc.	2	103
Ducommun Inc. (a)	1	60
DXP Enterprises Inc. (a)	2	60
Dycom Industries, Inc. (a)	2	113
Eagle Bulk Shipping Inc. (a)	8	36
Eastern Co.	1	18
Echo Global Logistics, Inc. (a)	3	53
Elance, Inc. (a)	8	87
EMCOR Group, Inc.	1	122
Encore Wire Corp.	2	94
Energy Recovery, Inc. (a) (b)	5	46
EnerSys	3	197
Ennis Inc.	2	51
EnPro Industries, Inc.	1	95
ESCO Technologies Inc.	2	147
Evoqua Water Technologies Corp. (a)	8	158
Exponent, Inc.	3	211
Federal Signal Corporation	5	159
Fluor Corp.	4	67
Forrester Research Inc.	2	79
Forward Air Corp.	2	162
Franklin Covey Co. (a)	1	44
Franklin Electric Co. Inc.	3	158
FreightCar America Inc. (a)	1	1
FTI Consulting Inc. (a)	2	219
Gates Industrial Corporation PLC (a)	9	120

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

3

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
GATX Corporation	2	182
Genco Shipping & Trading Limited	4	38
Generac Holdings Inc. (a)	4	383
Gibraltar Industries Inc. (a)	2	124
GMS Inc. (a)	3	80
Golden Ocean Group Limited	1	8
Goldfield Corp. (a)	1	5
Gorman-Rupp Co.	2	78
GP Strategies Corporation (a)	1	15
GrafTech International Ltd.	12	142
Graham Corp.	1	15
Granite Construction Incorporated	3	85
Great Lakes Dredge & Dock Corp. (a)	6	66
Greenbrier Cos. Inc.	2	75
Griffon Corp.	4	72
H&E Equipment Services, Inc.	3	91
Harsco Corporation (a)	6	144
Hawaiian Holdings, Inc.	4	104
HC2 Holdings, Inc. (a) (b)	1	2
Healthcare Services Group Inc.	6	149
Heartland Express Inc.	6	128
Heidrick & Struggles International Inc.	2	54
Helios Technologies, Inc.	2	112
Herc Holdings Inc. (a)	2	103
Heritage-Crystal Clean, LLC (a)	2	60
Herman Miller Inc.	4	153
Hertz Global Holdings, Inc. (a)	9	146
Hill International Inc. (a)	5	16
Hillenbrand Inc.	4	123
HNI Corp.	3	117
HUB Group Inc. - Class A (a)	2	110
Hudson Global, Inc. (a)	—	2
Hurco Cos. Inc.	1	24
Huron Consulting Group Inc. (a)	2	131
Huttig Building Products Inc. (a)	2	2
Hyster-Yale Materials Handling Inc. - Class A	1	57
ICF International, Inc.	1	123
IES Holdings, Inc. (a)	2	50
InnerWorkings, Inc. (a)	6	35
Innovative Solutions and Support, Inc. (a)	—	2
Insperity, Inc.	2	199
Insteel Industries, Inc.	2	34
Interface Inc.	5	85
IntriCon Corporation (a)	1	25
JELD-WEN Holding, Inc. (a)	7	158
John Bean Technologies Corp.	2	195
Kadant Inc.	1	96
Kaman Corp.	2	150
Kelly Services Inc. - Class A	3	63
Kennametal Inc.	5	196
Kforce Inc.	2	77
Kimball International Inc. - Class B	3	58
Kirby Corp. (a)	2	176
Knoll Inc.	4	92
Korn Ferry	4	161
Kratos Defense & Security Solutions, Inc. (a)	8	145
Landstar System Inc.	2	247
Lawson Products Inc. (a)	1	62
LB Foster Co. (a)	1	21
Lindsay Corp.	1	81
Lydall Inc. (a)	2	37
Macquarie Infrastructure Corporation	5	216
Manitex International Inc. (a)	1	6
Manitowoc Co. Inc. (a)	3	49
Marten Transport Ltd.	4	87
Masonite International Corporation (a)	2	149
MasTec Inc. (a)	5	298
Matson Intermodal - Paragon, Inc.	3	132
Matthews International Corp. - Class A	2	92
McGrath RentCorp	2	137
Mercury Systems Inc. (a)	3	208
Meritor, Inc. (a)	6	159
Mesa Air Group, Inc. (a)	3	24
Miller Industries Inc.	1	35
	Shares/Par[1]	Value ($)
Mistras Group, Inc. (a)	3	37
Mobile Mini, Inc.	4	133
Moog Inc. - Class A	2	163
MRC Global Inc. (a)	7	94
MSA Safety Inc.	2	291
MSC Industrial Direct Co. - Class A	2	118
Mueller Industries Inc.	4	131
Mueller Water Products Inc. - Class A	13	151
MYR Group Inc. (a)	1	48
National Presto Industries Inc.	1	55
Navistar International Corporation (a)	6	177
NN Inc.	4	38
Northwest Pipe Co. (a)	1	34
Now, Inc. (a)	8	94
NV5 Global, Inc. (a)	1	52
Nvent Electric Public Limited Company	10	247
Omega Flex Inc.	1	82
Orion Group Holdings, Inc. (a)	2	13
PAM Transportation Services Inc. (a)	1	31
Park-Ohio Holdings Corp.	1	33
Patrick Industries Inc.	2	102
Patriot Transportation, Inc. (a)	—	6
Performant Financial Corporation (a)	3	3
PGT Innovations, Inc. (a)	5	70
Pitney Bowes Inc.	17	67
Powell Industries Inc.	1	54
Preformed Line Products Co.	1	32
Primoris Services Corporation	4	84
Proto Labs Inc. (a)	2	170
Quad/Graphics Inc. - Class A	3	14
Quanex Building Products Corp.	2	37
Radiant Logistics, Inc. (a)	4	21
Raven Industries Inc.	3	86
RBC Bearings Incorporated (a)	1	224
Red Violet, Inc. (a) (b)	—	8
Regal-Beloit Corp.	3	217
Resideo Technologies, Inc. (a)	8	90
Resources Connection, Inc.	4	62
REV Group Inc.	5	56
Rexnord Corporation (a)	6	201
RR Donnelley & Sons Co.	8	32
Rush Enterprises Inc. - Class A	2	93
Saia, Inc. (a)	2	155
Schneider National, Inc. - Class B	5	119
Scorpio Bulkers Inc.	7	42
Simpson Manufacturing Co. Inc.	3	202
SiteOne Landscape Supply, Inc. (a)	2	211
SkyWest Inc.	3	197
SP Plus Corporation (a)	2	78
Spartan Motors Inc.	3	50
Spirit Airlines Inc. (a)	4	175
SPX Corp. (a)	3	160
SPX Flow, Inc. (a)	3	154
Standex International Corp.	1	91
Steelcase Inc. - Class A	6	121
Stericycle Inc. (a)	3	183
Sterling Construction Co. Inc. (a)	2	32
Stock Building Supply Holdings, LLC (a)	5	154
SunRun Inc. (a)	9	124
Team, Inc. (a)	3	46
Tennant Co.	1	106
Terex Corp.	5	151
Tetra Tech, Inc.	3	298
Textainer Group Holdings Limited (a)	5	58
Thermon Group Holdings, Inc. (a)	3	72
Timken Co.	5	268
Titan International, Inc.	9	34
Titan Machinery Inc. (a)	2	27
TPI Composites, Inc. (a)	3	56
Transact, Inc. (a)	—	11
Trex Company, Inc. (a)	4	331
TriMas Corp. (a)	4	115
TriNet Group Inc. (a)	4	220
Trinity Industries Inc.	8	176

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

4

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
Triton Container International Limited - Class A	5	196
Triumph Group Inc.	1	13
TrueBlue, Inc. (a)	3	73
Tutor Perini Corp. (a)	5	58
Twin Disc Inc. (a)	1	8
U.S. Xpress Enterprises, Inc. (a)	3	14
Ultralife Corp. (a)	—	1
UniFirst Corp.	1	168
Universal Forest Products Inc.	4	177
Universal Logistics Holdings, Inc.	3	48
US Ecology Inc	2	92
USA Truck Inc. (a)	1	9
Valmont Industries Inc.	1	194
Vectrus, Inc. (a)	1	51
Veritiv Corp. (a)	2	33
Viad Corp	2	116
Vicor Corp. (a)	2	115
Virgin Galactic Holdings, Inc. (a)	3	32
VSE Corp.	1	37
Wabash National Corp.	4	57
Watts Water Technologies Inc. - Class A	2	163
Welbilt Inc. (a)	8	124
Werner Enterprises Inc.	4	152
Wesco Aircraft Holdings Inc. (a)	7	72
WESCO International, Inc. (a)	3	153
Willdan Group, Inc. (a)	1	27
Willscot Corp. (a)	4	79
YRC Worldwide Inc. (a) (b)	4	11
		28,276
Consumer Discretionary 13.8%
1-800-Flowers.Com, Inc. - Class A (a)	3	41
Aaron's, Inc.	4	239
Abercrombie & Fitch Co. - Class A	4	75
Acushnet Holdings Corp.	6	179
Adient Public Limited Company (a)	7	149
Adtalem Global Education Inc. (a)	2	87
American Axle & Manufacturing Holdings, Inc. (a)	9	96
American Eagle Outfitters, Inc.	11	158
American Outdoor Brands Corporation (a)	4	38
American Public Education, Inc. (a)	1	31
America's Car Mart, Inc. (a)	1	57
Ark Restaurants Corp.	1	13
Asbury Automotive Group, Inc. (a)	1	154
Ascena Retail Group, Inc. (a)	1	4
At Home Group, Inc. (a)	5	28
AutoNation, Inc. (a)	5	258
Barnes & Noble Education, Inc. (a)	4	18
Bassett Furniture Industries, Incorporated	1	14
BBX Capital Corporation - Class A	7	32
Bed Bath & Beyond Inc. (b)	9	155
Big 5 Sporting Goods Corporation	3	8
Big Lots, Inc.	3	74
Biglari Holdings Inc. - Class A (a)	—	5
Biglari Holdings Inc. - Class B (a)	—	20
BJ's Restaurants, Inc.	1	57
Bloomin' Brands, Inc.	7	154
Boot Barn Holdings, Inc. (a)	2	108
Brinker International Inc.	3	131
Brunswick Corp.	3	186
Buckle Inc. (b)	3	89
Build-A-Bear Workshop Inc. (a)	1	4
Caleres Inc.	2	54
Callaway Golf Co.	8	163
Camping World Holdings, Inc. - Class A	2	30
Capri Holdings Limited (a)	2	91
Career Education Corp. (a)	5	100
Carriage Services Inc.	2	50
Carrols Restaurant Group, Inc. (a)	4	25
Carter's Inc.	3	287
Cato Corp. - Class A	2	39
Cavco Industries Inc. (a)	1	135
Century Casinos Inc. (a)	3	20
Century Communities Inc. (a)	2	60
	Shares/Par[1]	Value ($)
Cheesecake Factory Inc. (b)	3	131
Chico's FAS Inc.	13	51
Childrens Place Retail Stores Inc. (b)	1	73
Choice Hotels International Inc.	1	135
Churchill Downs Inc.	1	132
Chuy's Holdings Inc. (a)	2	39
Citi Trends, Inc.	1	19
Collectors Universe, Inc.	1	31
Conn's Inc. (a) (b)	2	28
Container Store Group Inc. (a)	4	19
Cooper Tire & Rubber Co.	4	118
Cooper-Standard Holdings Inc. (a)	1	48
Core-Mark Holding Co. Inc.	3	90
Cracker Barrel Old Country Store, Inc.	1	224
Crocs Inc. (a)	5	208
CSS Industries Inc.	1	5
Culp Inc.	1	18
Dana Holding Corp.	9	163
Dave & Buster's Entertainment Inc.	3	104
Deckers Outdoor Corp. (a)	2	298
Del Taco Restaurants Inc. (a)	3	21
Delphi Technologies PLC (a)	7	95
Delta Apparel Inc. (a)	1	31
Denny's Corporation (a)	5	94
Designer Brands Inc. - Class A	5	86
Destination XL Group, Inc. (a)	6	8
Dick's Sporting Goods Inc.	5	228
Dillard's Inc. - Class A (b)	1	88
Dine Brands Global Inc.	1	106
Dixie Group Inc. - Class A (a)	1	1
Dorman Products Inc. (a)	2	146
Duluth Holdings Inc. - Class B (a) (b)	1	13
El Pollo Loco Holdings Inc. (a)	3	40
Eldorado Resorts, Inc. (a) (b)	4	243
Escalade Inc.	2	21
Ethan Allen Interiors Inc.	2	35
Everi Holdings Inc. (a)	6	80
Express, Inc. (a)	6	29
Extended Stay America, Inc. - Class B	12	180
Fiesta Restaurant Group, Inc. (a)	2	24
Flexsteel Industries Inc.	1	22
Floor & Decor Holdings Inc. (a)	4	207
Foot Locker, Inc.	4	141
Fossil Group, Inc. (a)	3	27
Fox Factory Holding Corp. (a)	2	160
Francesca's Holdings Corporation (a)	—	2
Frontdoor, Inc. (a)	5	236
Funko Inc. - Class A (a)	2	37
GameStop Corp. - Class A (b)	8	50
Garrett Motion Inc. (a)	6	60
Genesco Inc. (a)	1	66
Gentherm Incorporated (a)	3	123
G-III Apparel Group, Ltd. (a)	3	98
GNC Holdings, Inc. - Class A (a) (b)	1	4
Gopro Inc. - Class A (a) (b)	11	46
Graham Holdings Co.	—	162
Grand Canyon Education, Inc. (a)	2	172
Grantley Adams International Airport Inc. - Class A (a) (b)	1	6
Green Brick Partners Inc. (a)	4	44
Group 1 Automotive Inc.	1	122
Groupon Inc. - Class A (a)	48	115
Grubhub Holdings Inc. (a) (b)	1	29
Guess Inc.	3	71
Hamilton Beach Brands Holding Company	1	16
Haverty Furniture Cos. Inc.	1	29
Helen of Troy Ltd (a)	1	239
Hibbett Sports Inc. (a)	2	45
Hilton Grand Vacations Inc. (a)	6	204
Hooker Furniture Corp.	1	21
Horizon Global Corporation (a)	1	4
Houghton Mifflin Harcourt Company (a)	9	56
Hudson Ltd. (a)	3	46
Installed Building Products, Inc. (a)	2	150

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

5

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
International Game Technology PLC	11	170
iRobot Corp. (a) (b)	2	84
J. Alexander's Holdings, Inc. (a)	1	13
J.Jill, Inc. (b)	2	3
Jack in the Box Inc.	2	153
Johnson Outdoors Inc. - Class A	1	62
K12 Inc. (a)	3	60
KB Home	5	182
Kontoor Brands, Inc.	3	108
L Brands, Inc.	7	124
Lands' End, Inc. (a) (b)	3	54
Laureate Education Inc. - Class A (a)	7	119
La-Z-Boy Inc.	3	109
LCI Industries	2	172
Leaf Group Ltd. (a)	4	17
LGI Homes, Inc. (a)	2	135
Libbey Inc. (a)	2	3
Lifetime Brands, Inc.	2	14
Lindblad Expeditions Holdings Inc. (a)	4	59
Liquidity Services, Inc. (a)	3	20
Lithia Motors Inc. - Class A	1	178
Lumber Liquidators, Inc. (a) (b)	2	21
M/I Homes, Inc. (a)	3	99
Malibu Boats, Inc. - Class A (a)	2	76
Marine Products Corp.	2	31
MarineMax Inc. (a)	2	33
Marriott Vacations Worldwide Corporation	2	294
MasterCraft Boat Holdings, Inc. (a)	3	40
MDC Holdings Inc.	4	146
Meritage Homes Corporation (a)	4	260
Modine Manufacturing Co. (a)	4	33
Monarch Casino & Resort Inc. (a)	1	51
Monro Inc.	2	155
Motorcar Parts of America Inc. (a)	2	33
Movado Group Inc.	1	23
Murphy USA Inc. (a)	2	227
Nathan's Famous Inc.	1	36
National Vision Holdings, Inc. (a)	6	187
Nautilus, Inc. (a)	2	4
New Home Co. Inc. (a)	2	8
Noodles & Company - Class A (a)	5	25
Nordstrom Inc.	3	133
Office Depot Inc.	42	115
Ollie's Bargain Outlet Holdings Inc. (a)	3	182
Oxford Industries Inc.	1	98
Papa John's International Inc.	2	151
Party City Holdco Inc. (a)	7	16
Penn National Gaming Inc. (a)	5	136
Penske Automotive Group, Inc.	5	263
PetMed Express Inc. (b)	2	41
Pico Holdings Inc. (a)	1	16
Pier 1 Imports, Inc. (a) (b)	—	2
Playa Hotels & Resorts N.V. (a)	9	78
PlayAGS, Inc. (a)	3	38
Potbelly Corporation (a)	2	9
Quotient Technology Inc. (a)	7	71
Qurate Retail, Inc. - Class A (a)	16	135
Red Lion Hotels Corp. (a)	2	9
Red Robin Gourmet Burgers, Inc. (a)	1	34
Red Rock Resorts, Inc. - Class A	3	69
Regis Corp. (a)	3	61
Rent-A-Center, Inc.	4	127
RH (a) (b)	1	218
Rocky Brands Inc.	1	26
RTW Retailwinds, Inc. (a)	3	2
Ruth's Hospitality Group Inc.	3	57
Sally Beauty Holdings, Inc. (a)	9	163
Scientific Games Corporation - Class A (a)	7	185
Seaworld Entertainment, Inc. (a)	5	165
ServiceMaster Holding Corporation (a)	1	29
Shake Shack Inc. - Class A (a)	2	103
Shiloh Industries Inc. (a)	2	9
Shoe Carnival Inc. (b)	1	32
Shutterstock Inc. (a)	3	121
	Shares/Par[1]	Value ($)
Signet Jewelers Limited	4	86
Six Flags Operations Inc.	5	214
Skechers U.S.A. Inc. - Class A (a)	1	31
Skyline Corp. (a)	5	150
Sleep Number Corporation (a)	2	111
Sonic Automotive, Inc. - Class A	3	86
Sonos, Inc. (a)	5	75
Sportsman's Warehouse Holdings, Inc. (a)	6	50
Stamps.com Inc. (a)	1	102
Standard Motor Products Inc.	2	92
Steven Madden Ltd.	5	200
Stitch Fix, Inc. - Class A (a) (b)	2	52
Stoneridge, Inc. (a)	2	66
Strategic Education, Inc.	1	155
Strattec Security Corp.	1	12
Superior Industries International Inc.	1	4
Superior Uniform Group Inc.	2	33
Tailored Brands, Inc. (b)	4	15
Tandy Leather Factory, Inc. (a)	1	7
Taylor Morrison Home II Corporation - Class A (a)	3	56
Tempur Sealy International, Inc. (a)	3	277
Tenneco Inc.	3	39
Texas Roadhouse Inc.	4	230
The Goodyear Tire & Rubber Company	15	233
The Habit Restaurants, LLC - Class A (a)	4	40
The Michaels Companies, Inc. (a)	13	106
The Wendy's Company	11	235
Thor Industries Inc.	2	156
Tilly's Inc. - Class A	2	28
TopBuild Corp. (a)	2	235
Town Sports International Holdings, Inc. (a)	2	4
TRI Pointe Homes, Inc. (a)	6	97
Tupperware Brands Corp.	6	47
Twin River Worldwide Holdings, Inc.	2	61
Unifi Inc. (a)	2	45
Universal Electronics Inc. (a)	1	70
Urban Outfitters Inc. (a)	6	173
Veoneer, Inc. (a) (b)	4	59
Vera Bradley, Inc. (a)	2	18
Vincent Holding Corp. (a) (b)	1	16
Vista Outdoor Inc. (a)	5	41
Visteon Corporation (a)	2	141
VOXX International Corporation - Class A (a)	1	7
Weyco Group Inc.	1	16
William Lyon Homes - Class A (a)	2	48
Williams-Sonoma Inc.	—	5
Wingstop Inc.	2	158
Winmark Corp.	1	103
Winnebago Industries Inc.	3	142
Wolverine World Wide, Inc.	5	184
WW International, Inc. (a)	4	170
Wyndham Destinations, Inc.	5	268
ZAGG Inc (a) (b)	4	34
Zovio Inc. (a)	2	5
Zumiez Inc. (a)	2	67
		21,699
Information Technology 13.7%
2U, Inc. (a)	3	75
3D Systems Corporation (a)	9	82
A10 Networks, Inc. (a)	6	40
Acacia Communications, Inc. (a)	3	176
ACI Worldwide, Inc. (a)	7	278
ACM Research, Inc. - Class A (a)	1	28
Adesto Technologies Corporation (a) (b)	3	28
ADTRAN, Inc.	4	37
Agilysys, Inc. (a)	2	56
Airgain, Inc. (a)	1	9
Alarm.Com Holdings, Inc. (a)	3	129
Alpha and Omega Semiconductor Limited (a)	3	35
Altair Engineering Inc. - Class A (a)	2	86
Ambarella Inc. (a)	3	163
American Software, Inc. - Class A	3	38
Amkor Technology, Inc. (a)	15	190

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

6

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
Amtech Systems, Inc. (a)	2	11
Anixter International Inc. (a)	2	197
AppFolio, Inc. - Class A (a)	1	97
Applied Optoelectronics, Inc. (a) (b)	2	18
Arlo Technologies, Inc. (a)	8	32
ASGN Incorporated (a)	3	212
AstroNova, Inc.	1	7
Avaya Holdings Corp. (a)	9	121
Avid Technology, Inc. (a)	3	27
Avnet, Inc.	6	247
AVX Corporation	9	181
Aware Inc. (a)	5	16
Axcelis Technologies, Inc. (a)	3	61
AXT, Inc. (a)	4	18
Badger Meter, Inc.	2	145
Bel Fuse Inc. - Class B	1	28
Belden Inc.	3	159
Benchmark Electronics, Inc.	1	44
Blackbaud, Inc.	3	230
Blackline, Inc. (a)	3	140
Bottomline Technologies Inc. (a)	3	182
Brightcove Inc. (a)	3	25
Brooks Automation Inc.	4	180
Cabot Microelectronics Corporation	2	230
CACI International Inc. - Class A (a)	1	282
CalAmp Corp. (a)	3	25
Calix, Inc. (a)	6	47
Cardtronics PLC - Class A (a)	3	155
Casa Systems, Inc. (a)	8	32
Cass Information Systems, Inc.	1	55
CCUR Holdings, Inc. (a)	1	6
CEVA Inc. (a)	2	55
ChannelAdvisor Corp. (a)	3	25
Cirrus Logic Inc. (a)	4	292
Cision Ltd. (a)	8	81
Clearfield, Inc. (a)	1	16
Coda Octopus Group, Inc. (a) (b)	1	9
Coherent Inc. (a)	1	236
Cohu Inc.	3	78
CommScope Holding Company, Inc. (a)	6	87
CommVault Systems Inc. (a)	3	135
Comtech Telecommunications Corp.	2	61
Conduent Inc. (a)	17	106
CoreLogic, Inc. (a)	5	209
Cornerstone OnDemand, Inc. (a)	3	192
CSG Systems International, Inc.	3	130
CTS Corp.	2	69
Cyberoptics Corp. (a)	1	13
Daktronics Inc.	4	23
Dasan Zhone Solutions, Inc. (a)	2	14
Digi International Inc. (a)	2	41
Digital Turbine USA, Inc. (a)	8	57
Diodes Inc. (a)	4	202
DSP Group, Inc. (a)	2	38
Ebix Inc. (b)	2	74
EchoStar Corp. - Class A (a)	3	118
Endurance International Group Holdings, Inc. (a)	12	54
Enphase Energy, Inc. (a)	4	115
Entegris, Inc.	3	173
Envestnet, Inc. (a)	3	204
ePlus Inc. (a)	1	91
EVERTEC, Inc.	4	147
EVO Payments, Inc. - Class A (a)	2	49
Exela Technologies, Inc. (a)	4	2
ExlService Holdings Inc. (a)	2	132
Extreme Networks, Inc. (a)	6	45
Fabrinet (a)	3	178
FARO Technologies Inc. (a)	1	63
FireEye, Inc. (a)	8	137
Fitbit, Inc. - Class A (a)	13	87
FormFactor Inc. (a)	6	154
Globalscape, Inc.	2	17
Globant S.A. (a)	2	236
GSI Technology, Inc. (a)	3	25
	Shares/Par[1]	Value ($)
Hackett Group Inc.	3	46
Harmonic, Inc. (a)	7	58
I3 Verticals, Inc. - Class A (a)	1	27
Ichor Holdings, Ltd. (a)	2	53
II-VI Incorporated (a)	5	162
Immersion Corp. (a)	2	17
Impinj, Inc. (a)	2	57
Infinera Corporation (a)	14	108
INPHI Corporation (a)	2	182
Insight Enterprises, Inc. (a)	3	188
Intelligent Systems Corporation (a)	—	4
InterDigital Communications, Inc.	2	131
Intevac Inc. (a)	3	18
Iteris, Inc. (a)	4	20
Itron Inc. (a)	2	181
J2 Cloud Services, LLC	3	245
Jabil Inc.	5	215
KBR, Inc.	8	258
Kemet Corp.	5	129
Key Tronic Corp. (a)	3	14
Kimball Electronics Group, LLC (a)	2	38
Knowles Corporation (a)	7	153
Kulicke & Soffa Industries Inc.	3	82
Lattice Semiconductor Corp. (a)	7	138
Limelight Networks, Inc. (a)	11	43
Littelfuse Inc.	1	260
Liveramp, Inc. (a)	4	181
LogMeIn, Inc.	3	265
Lumentum Holdings Inc. (a)	4	319
Luna Innovations Incorporated (a)	3	24
MACOM Technology Solutions Holdings, Inc. (a)	4	117
MagnaChip Semiconductor, Ltd. (a)	2	25
Manhattan Associates Inc. (a)	4	306
Mantech International Corp. - Class A	1	117
MAXIMUS Inc.	—	34
MaxLinear, Inc. - Class A (a)	5	110
Methode Electronics Inc.	3	108
MicroStrategy Inc. - Class A (a)	1	98
Mimecast Uk Limited (a)	4	162
MKS Instruments, Inc.	1	117
MoneyGram International, Inc. (a)	6	12
MTS Systems Corp.	1	68
NAPCO Security Technologies Inc. (a)	1	42
NCR Corporation (a)	7	241
NeoPhotonics Corporation (a)	5	43
NETGEAR, Inc. (a)	2	54
NetScout Systems, Inc. (a)	6	133
Network-1 Technologies, Inc.	3	6
NIC Inc.	5	114
Novantas Inc. (a)	2	189
Nuance Communications, Inc. (a)	9	153
NVE Corp.	1	48
Onespan, Inc. (a)	3	54
Onto Innovation Incorporation (a)	4	139
OSI Systems Inc. (a)	1	139
PAR Technology Corp.	—	13
Paylocity Holding Corporation (a)	1	150
PC Connection, Inc.	2	97
PC-Tel, Inc.	1	13
PDF Solutions Inc. (a)	2	42
Perficient, Inc. (a)	3	127
Perspecta Inc.	9	249
PFSweb Inc. (a)	2	9
Photronics Inc. (a)	3	50
Pixelworks, Inc. (a)	3	10
Plantronics Inc.	3	71
Plexus Corp. (a)	2	148
Power Integrations Inc.	2	165
PRGX Global, Inc. (a)	4	19
Progress Software Corp.	3	138
QAD Inc. - Class A	2	77
Qualys, Inc. (a)	2	204
Rambus Inc. (a)	8	114
Ribbon Communications Inc. (a)	8	25

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

7

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
Rogers Corp. (a)	1	137
SailPoint Technologies Holdings, Inc. (a)	5	126
Sanmina Corp. (a)	5	155
Sapiens International Corporation N.V.	4	88
ScanSource Inc. (a)	2	72
Science Applications International Corp.	4	306
Semtech Corp. (a)	4	219
Servicesource International, Inc. (a)	4	7
Sharpspring Technologies, Inc. (a) (b)	1	11
ShotSpotter, Inc. (a)	1	20
Silicon Laboratories Inc. (a)	2	233
SMART Global Holdings, Inc. (a)	2	67
Smith Micro Software, Inc. (a)	4	15
SolarEdge Technologies Ltd. (a)	3	260
SPS Commerce, Inc. (a)	3	154
StarTek, Inc. (a)	2	13
Stratasys, Inc. (a)	1	28
Super Micro Computer, Inc. (a)	2	37
Sykes Enterprises Inc. (a)	2	72
Synaptics Incorporated (a)	3	175
Synchronoss Technologies, Inc. (a) (b)	3	16
SYNNEX Corporation	1	190
Systemax Inc.	3	72
Tech Data Corp. (a)	2	320
TeleNav Inc. (a)	5	23
Teradata Corporation (a)	5	144
Tessco Technologies Inc.	1	6
The Rubicon Project, Inc. (a)	6	51
Transact Technologies Inc.	—	2
TTEC Holdings, Inc.	4	143
TTM Technologies, Inc. (a)	8	123
Ultra Clean Holdings, Inc. (a)	3	70
Unisys Corp. (a)	6	70
Upland Software, Inc. (a)	1	48
Veeco Instruments Inc. (a)	5	71
Verint Systems Inc. (a)	4	221
ViaSat, Inc. (a)	3	245
Viavi Solutions Inc. (a)	15	219
Virtusa Corporation (a)	2	108
Vishay Intertechnology Inc.	8	165
Vishay Precision Group, Inc. (a)	1	37
Wayside Technology Group Inc.	—	6
Xperii Corp.	4	69
Zix Corporation (a)	4	25
		21,535
Health Care 11.7%
Abeona Therapeutics Inc. (a)	4	14
AC Immune SA (a) (b)	2	14
Acadia Healthcare Company, Inc. (a)	5	181
Acceleron Pharma Inc. (a)	1	75
Accuray Incorporated (a)	7	20
Achillion Pharmaceuticals, Inc. (a)	11	69
Acorda Therapeutics, Inc. (a)	4	7
Adamas Pharmaceuticals, Inc. (a)	2	6
Addus HomeCare Corporation (a)	1	124
Aduro Biotech, Inc. (a)	4	5
Adverum Biotechnologies, Inc. (a)	6	72
Aeglea Biotherapeutics Inc. (a)	3	20
Aerie Pharmaceuticals, Inc. (a)	2	54
Agios Pharmaceuticals, Inc. (a)	3	123
Aimmune Therapeutics, Inc. (a) (b)	3	88
Akcea Therapeutics, Inc. (a) (b)	1	23
Akebia Therapeutics, Inc. (a)	10	61
Akorn, Inc. (a)	12	18
Albireo Pharma, Inc. (a)	1	32
Aldeyra Therapeutics, Inc. (a)	3	15
Alkermes Public Limited Company (a)	6	128
Allscripts Healthcare Solutions, Inc. (a)	13	129
AMAG Pharmaceuticals, Inc. (a) (b)	3	31
Amedisys, Inc. (a)	2	333
American Renal Associates Holdings, Inc. (a)	3	26
Amicus Therapeutics, Inc. (a)	11	106
AMN Healthcare Services, Inc. (a)	3	168
	Shares/Par[1]	Value ($)
Amphastar Pharmaceuticals, Inc. (a)	4	70
Anaptysbio, Inc. (a)	2	28
AngioDynamics, Inc. (a)	3	48
ANI Pharmaceuticals, Inc. (a)	1	55
Anika Therapeutics, Inc. (a)	1	63
Apex Medical Corp. (a)	1	11
Apollo Medical Holdings, Inc. (a)	—	4
Aravive Biologics, Inc. (a)	1	14
Arcus Biosciences, Inc. (a)	3	32
Ardelyx, Inc. (a)	6	45
Arena Pharmaceuticals, Inc. (a)	2	83
Assembly Biosciences, Inc. (a)	2	49
Assertio Therapeutics, Inc. (a)	6	7
Atara Biotherapeutics, Inc. (a)	4	63
AtriCure, Inc. (a)	3	96
Atrion Corporation	—	106
Audentes Therapeutics, Inc. (a)	4	228
Avanos Medical, Inc. (a)	3	112
AVROBIO, Inc. (a)	2	41
AxoGen, Inc. (a)	3	56
BioDelivery Sciences International, Inc. (a)	7	47
BioLife Solutions, Inc. (a)	1	22
BioSpecifics Technologies Corp. (a)	1	40
BioTelemetry, Inc. (a)	2	115
Bioxcel Therapeutics, Inc. (a)	2	25
Bluebird Bio, Inc. (a)	1	96
Brookdale Senior Living Inc. (a)	16	113
Calithera Biosciences, Inc. (a)	6	33
Calyxt, Inc. (a) (b)	1	7
Cantel Medical Corp.	2	164
Capital Senior Living Corp. (a)	4	12
Cara Therapeutics, Inc. (a) (b)	3	48
Cardiovascular Systems Inc. (a)	—	19
Caredx, Inc. (a)	3	67
Castlight Health, Inc. - Class B (a)	7	10
Catalyst Bio, Inc. (a)	1	7
Catalyst Pharmaceuticals, Inc. (a)	12	43
Champions Oncology, Inc. (a)	1	4
Chembio Diagnostics, Inc. (a)	2	8
ChemoCentryx, Inc. (a)	4	149
Chiasma, Inc. (a)	4	21
Chimerix, Inc. (a)	4	8
Codexis, Inc. (a)	4	67
Collegium Pharmaceutical, Inc. (a)	3	59
Community Health Systems Inc. (a)	10	28
Computer Programs & Systems Inc.	1	37
Concert Pharmaceuticals Inc. (a)	2	16
ConforMIS, Inc. (a)	2	4
Conmed Corp.	2	197
Corcept Therapeutics Inc. (a)	10	118
Corvel Corp. (a)	1	112
Corvus Pharmaceuticals Inc. (a) (b)	1	7
Covetrus, Inc. (a)	5	67
Cross Country Healthcare Inc. (a)	4	42
CryoLife Inc. (a)	3	79
Cumberland Pharmaceuticals Inc. (a)	3	14
Cutera Inc. (a)	1	36
Cyclerion Therapeutics, Inc. (a)	2	7
Cymabay Therapeutics, Inc. (a)	5	9
Cytomx Therapeutics, Inc. (a)	3	25
Deciphera Pharmaceuticals, Inc. (a)	4	227
Denali Therapeutics Inc. (a) (b)	7	122
Dermira, Inc. (a) (b)	1	15
Diplomat Pharmacy, Inc. (a)	6	25
Eagle Pharmaceuticals Inc. (a)	1	65
Eiger Biopharmaceuticals, Inc. (a)	2	28
Emergent BioSolutions Inc. (a)	2	88
Enanta Pharmaceuticals, Inc. (a)	2	101
Endo International Public Limited Company (a)	19	88
Enzo Biochem Inc. (a)	4	9
Epizyme, Inc. (a)	5	128
Evolent Health, Inc. - Class A (a)	7	62
Exelixis, Inc. (a)	6	100
Fate Therapeutics, Inc. (a)	3	50

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

8

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
FibroGen, Inc. (a)	5	201
Five Prime Therapeutics, Inc. (a)	5	21
Fluidigm Corporation (a)	7	25
Fonar Corporation (a)	1	11
Fulgent Genetics, Inc. (a)	1	17
G1 Therapeutics, Inc. (a)	3	76
Geron Corp. (a) (b)	10	14
Global Blood Therapeutics, Inc. (a)	3	260
Globus Medical Inc. - Class A (a)	3	150
GlycoMimetics, Inc. (a)	3	15
Hanger, Inc. (a)	3	78
Harvard Bioscience Inc. (a)	3	9
HealthEquity, Inc. (a)	2	166
Healthstream, Inc. (a)	2	66
Heron Therapeutics, Inc. (a) (b)	2	45
Heska Corporation (a)	1	75
HMS Holdings Corp. (a)	6	163
Horizon Therapeutics Public Limited Company (a)	9	325
ICU Medical, Inc. (a)	1	133
Innoviva, Inc. (a)	7	101
Inogen, Inc. (a)	2	115
Inovalon Holdings, Inc. - Class A (a)	4	72
Inovio Pharmaceuticals, Inc. (a) (b)	5	16
Insmed Inc. (a)	5	108
Inspire Medical Systems Inc. (a)	1	50
Integer Holdings Corporation (a)	2	151
Integra LifeSciences Holdings Corp. (a)	1	62
Intellia Therapeutics, Inc. (a) (b)	4	62
Intersect ENT, Inc. (a)	1	33
Intra-Cellular Therapies, Inc. (a)	5	185
Invacare Corp.	5	42
Iovance Biotherapeutics Inc. (a)	4	102
Iradimed Corp. (a) (b)	1	26
Ironwood Pharmaceuticals, Inc. - Class A (a)	7	98
Iveric Bio, Inc. (a)	3	25
Jounce Therapeutics Inc. (a)	2	17
Kala Pharmaceuticals Inc. (a) (b)	2	6
KalVista Pharmaceuticals Inc. (a)	1	21
Karyopharm Therapeutics Inc. (a)	4	69
Kindred Healthcare Inc. (a)	3	27
Kiniksa Pharmaceuticals Ltd. - Class A (a)	2	22
Kura Operations, Inc. (a)	3	41
Lannett Co. Inc. (a) (b)	—	2
Lantheus Holdings Inc. (a)	3	65
LeMaitre Vascular Inc.	2	56
Lexicon Pharmaceuticals, Inc. (a) (b)	4	16
LHC Group, Inc. (a)	2	253
Ligand Pharmaceuticals Incorporated (a)	1	141
LivaNova PLC (a)	3	200
Luminex Corporation	3	78
MacroGenics Inc. (a)	4	47
Madrigal Pharmaceuticals Inc. (a)	1	109
Magellan Health Services Inc. (a)	2	150
Mallinckrodt Public Limited Company (a) (b)	6	19
MediciNova, Inc. (a) (b)	3	20
Mednax, Inc. (a)	5	151
Medpace Holdings, Inc. (a)	2	173
MEI Pharma, Inc. (a)	4	10
Meridian Bioscience Inc.	3	32
Merit Medical Systems Inc. (a)	3	90
Merrimack Pharmaceuticals Inc.	1	2
Mersana Therapeutics Inc. (a)	3	16
Mesa Laboratories, Inc.	—	85
Minerva Neurosciences Inc. (a)	3	19
Molecular Templates, Inc. (a)	2	33
Momenta Pharmaceuticals, Inc. (a)	6	125
Myokardia, Inc. (a)	1	102
Myriad Genetics, Inc. (a)	6	153
Nabriva Therapeutics Public Limited Company (a) (b)	6	8
NantKwest, Inc. (a)	2	8
National Healthcare Corp.	1	105
National Research Corp. - Class A	3	196
Natus Medical Inc. (a)	3	99
Nektar Therapeutics (a)	1	27
	Shares/Par[1]	Value ($)
Neogen Corp. (a)	3	189
Neogenomics, Inc. (a)	5	135
Nextgen Healthcare Inc. (a)	5	76
NuVasive Inc. (a)	3	244
ObsEva SA (a)	5	21
Omnicell, Inc. (a)	2	196
OPKO Health, Inc. (a) (b)	17	25
OptiNose, Inc. (a)	—	1
Option Care Health, Inc. (a)	5	19
Orasure Technologies, Inc. (a)	7	54
Orthofix Medical Inc. (a)	2	73
Orthopediatrics Corp. (a)	1	40
Otonomy, Inc. (a)	2	8
Owens & Minor Inc.	5	25
Oxford Immunotec Global PLC (a)	3	44
Pacira Biosciences, Inc. (a)	3	145
Patterson Cos. Inc.	7	142
PDL BioPharma, Inc. (a)	11	35
Pennant Group Inc/The (a)	2	51
PetIQ, Inc. - Class A (a) (b)	2	49
Pfenex Inc. (a)	2	18
Phibro Animal Health Corporation - Class A	2	41
Pieris AG (a)	4	13
PolarityTE, Inc. (a) (b)	2	6
Premier Healthcare Solutions, Inc. - Class A (a)	3	108
Prestige Consumer Healthcare Inc. (a)	4	147
Principia Biopharma Inc. (a)	2	84
Progenics Pharmaceuticals Inc. (a)	3	15
Protagonist Therapeutics, Inc. (a)	2	13
Proteostasis Therapeutics Inc. (a) (b)	4	9
Prothena Corporation Public Limited Company (a)	4	65
Providence Services Corp. (a)	1	69
Quidel Corporation (a)	2	178
R1 RCM Inc. (a)	8	109
RA Pharmaceuticals, Inc. (a)	1	43
RadNet Inc. (a)	4	83
Regenxbio Inc. (a)	3	119
Repligen Corporation (a)	3	281
Retrophin Inc. (a)	3	47
Revance Therapeutics Inc. (a)	3	48
Rhythm Pharmaceuticals, Inc. (a) (b)	3	60
Rigel Pharmaceuticals Inc. (a)	7	14
Rocket Pharmaceuticals, Ltd. (a) (b)	3	77
RTI Surgical, Inc. (a)	6	18
Sangamo Therapeutics Inc. (a)	8	70
SeaSpine Holdings Corporation (a)	2	20
Select Medical Holdings Corporation (a)	8	194
Sientra, Inc. (a)	6	51
SIGA Technologies, Inc. (a)	7	32
Simulations Plus Inc.	2	46
Solid Biosciences Inc. (a) (b)	1	5
Spectrum Pharmaceuticals, Inc. (a)	9	34
Spero Therapeutics, Inc. (a)	2	20
Staar Surgical Co. (a)	3	98
Supernus Pharmaceuticals Inc. (a)	4	96
SurModics Inc. (a)	1	55
Symbion, Inc. (a)	5	75
Syndax Pharmaceuticals, Inc. (a)	3	23
Syneos Health, Inc. - Class A (a)	1	62
Synlogic Operating Company, Inc. (a)	2	5
Syros Pharmaceuticals, Inc. (a)	4	25
Tactile Systems Technology, Inc. (a)	1	87
Taro Pharmaceutical Industries Ltd (a)	2	182
Teladoc Health, Inc. (a) (b)	1	88
Tenet Healthcare Corporation (a)	6	237
The Ensign Group, Inc.	3	140
The Joint Corp (a)	1	23
Tivity Health, Inc. (a)	1	27
Triple-S Management Corp. - Class B (a)	2	34
U. S. Physical Therapy, Inc.	1	109
Ultragenyx Pharmaceutical Inc. (a)	3	108
United Therapeutics Corporation (a)	2	220
Utah Medical Products Inc.	1	54
Vanda Pharmaceuticals Inc. (a)	5	75

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

9

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
Varex Imaging Corporation (a)	3	94
Vericel Corporation (a)	4	62
ViewRay, Inc. (a) (b)	5	22
Viking Therapeutics, Inc. (a) (b)	3	23
Vocera Communications, Inc. (a)	2	51
Voyager Therapeutics, Inc. (a)	3	37
Wave Life Sciences Ltd. (a) (b)	2	15
Wright Medical Group N.V. (a)	8	229
Xencor, Inc. (a)	4	140
Zogenix, Inc. (a)	2	95
		18,434
Materials 5.8%
AdvanSix Inc. (a)	3	51
AgroFresh Solutions, Inc. (a)	4	11
AK Steel Holding Corporation (a)	22	72
Alcoa Corporation (a)	12	253
Allegheny Technologies Incorporated (a)	8	162
American Vanguard Corporation	3	52
Andina Acquisition Corporation	1	12
Ashland Global Holdings Inc.	2	149
Balchem Corporation	2	212
Boise Cascade Company	3	120
Cabot Corp.	3	161
Carpenter Technology Corp.	3	141
Century Aluminum Co. (a)	7	52
Chase Corporation	1	97
Clearwater Paper Corporation (a)	2	35
Cleveland-Cliffs Inc. (b)	15	122
Coeur d'Alene Mines Corp. (a)	19	154
Commercial Metals Co.	8	185
Compass Minerals International, Inc.	3	166
Core Molding Technologies Inc. (a)	—	1
Domtar Corp.	4	150
Eagle Materials Inc.	3	259
Element Solutions, Inc. (a)	15	171
Ferro Corporation (a)	7	99
Ferroglobe PLC (a)	5	5
Ferroglobe Rep and Warranty Insurance Trust (a) (c)	9	—
Flotek Industries Inc. (a)	5	10
FutureFuel Corp.	4	49
GCP Applied Technologies Inc. (a)	6	125
Gold Resource Corporation	6	31
Graphic Packaging Holding Company	13	222
Greif Inc. - Class A	2	82
Greif Inc. - Class B	1	33
H.B. Fuller Company	3	154
Hawkins Inc.	1	39
Haynes International Inc.	1	50
Hecla Mining Co.	40	134
Huntsman Corp.	1	36
Ingevity Corporation (a)	2	185
Innophos Holdings Inc	1	43
Innospec Inc.	2	168
Intrepid Potash, Inc. (a)	10	27
Kaiser Aluminum Corp.	2	249
Koppers Holdings Inc. (a)	2	68
Kraton Corporation (a)	2	48
Kronos Worldwide, Inc.	5	71
Livent Corporation (a)	10	89
Louisiana-Pacific Corp.	8	226
LSB Industries Inc. (a)	3	12
Materion Corp.	2	91
Mercer International Inc.	5	66
Minera Andes Inc. (b)	4	5
Minerals Technologies Inc.	3	149
Myers Industries Inc.	3	46
Neenah Inc.	1	89
Nexa Resources S.A.	8	68
O-I Glass Inc	9	112
Olin Corporation	10	170
Olympic Steel, Inc.	1	11
Omnova Solutions Inc. (a)	4	40
P.H. Glatfelter Co.	3	55
	Shares/Par[1]	Value ($)
Park Aerospace Technologies Corp.	2	33
PolyOne Corporation	5	170
PQ Group Holdings Inc. (a)	6	100
Quaker Chemical Corp.	—	53
Rayonier Advanced Materials Inc.	6	22
Resolute Forest Products Inc. (a)	8	34
Ryerson Holding Corp. (a)	4	43
Schnitzer Steel Industries Inc. - Class A	2	41
Schweitzer-Mauduit International Inc.	2	102
Scotts Miracle-Gro Co. - Class A	—	46
Select Interior Concepts, Inc. (a)	2	17
Sensient Technologies Corporation	3	178
Silgan Holdings Inc.	7	215
Stepan Co.	1	144
Summit Materials, Inc. - Class A (a)	6	153
SunCoke Energy, Inc.	10	60
Synalloy Corp. (a)	2	21
The Chemours Company	4	80
TimkenSteel Corp. (a)	4	31
Trecora Resources (a)	1	8
Tredegar Corp.	2	55
Trinseo S.A.	3	113
Tronox Holdings PLC	10	119
U.S. Concrete, Inc. (a)	2	69
UFP Technologies Inc. (a)	1	30
United States Lime & Minerals Inc.	1	46
United States Steel Corporation (b)	10	116
Univar Inc. (a)	11	277
Universal Stainless & Alloy Products Inc. (a)	1	16
Valvoline, Inc.	11	239
Venator Materials PLC (a)	8	31
Verso Corporation - Class A (a)	3	56
W. R. Grace & Co.	4	267
Warrior Met Coal, Inc.	4	78
Worthington Industries Inc.	4	168
		9,176
Energy 5.2%
Abraxas Petroleum Corporation (a)	9	3
Adams Resources & Energy, Inc.	1	30
Amplify Energy Corp.	3	21
Antero Resources Corporation (a)	24	68
Apergy Corporation (a)	4	147
Arch Coal, Inc. - Class A	1	94
Archrock, Inc.	12	119
Basic Energy Services, Inc. (a)	2	—
Berry Petroleum Company, LLC	6	60
Blue Ridge Mountain Resources, Inc. (a)	4	32
Bonanza Creek Energy, Inc. (a)	2	45
Cactus Inc. - Class A	3	88
California Resources Corporation (a) (b)	3	24
Callon Petroleum Company (a)	25	122
Centennial Resource Development, LLC - Class A (a)	21	99
Chesapeake Energy Corporation (a) (b)	24	20
Cimarex Energy Co.	5	286
Clean Energy Fuels Corp. (a)	15	36
CNX Resources Corporation (a)	15	129
CONSOL Mining Corporation (a)	3	38
Contango Oil & Gas Company (a) (b)	10	36
Core Laboratories N.V. (b)	3	123
CVR Energy, Inc.	5	188
Dawson Geophysical Co. (a)	2	4
Delek US Holdings, Inc.	5	167
Denbury Resources Inc. (a)	19	27
DHT Holdings, Inc.	12	98
Diamond Offshore Drilling, Inc. (a) (b)	4	28
DMC Global Inc. (b)	2	71
Dorian LPG Ltd. (a)	5	79
Dril-Quip Inc. (a)	3	124
Earthstone Energy, Inc. - Class A (a)	2	14
Energy Transfer Equity LP	2	28
Enlink Midstream, LLC	23	143
EQT Corporation	10	111
Equitrans Midstream Corp.	13	174

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

10

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
ERA Group Inc. (a)	2	24
Evolution Petroleum Corporation	3	17
Exterran Trinidad LLC (a)	3	20
Extraction Oil & Gas, Inc. (a) (b)	8	17
Forum Energy Technologies, Inc. (a)	7	12
Frank's International N.V. (a)	18	93
FTS International, Inc. (a)	4	5
GasLog Ltd.	4	42
Geospace Technologies Corporation (a)	2	36
Green Plains Renewable Energy Inc.	3	50
Gulf Island Fabrication Inc. (a)	2	8
Gulfport Energy Corp. (a)	11	34
Helix Energy Solutions Group, Inc. (a)	10	97
Helmerich & Payne Inc.	6	262
HighPoint Resources Corporation (a)	5	8
Independence Contract Drilling, Inc. (a)	4	4
International Seaways, Inc. (a)	2	64
ION Geophysical Corp. (a)	1	10
Jagged Peak Energy Inc. (a) (b)	12	100
KLX Energy Services Holdings, Inc. (a)	1	10
Kosmos Energy Ltd.	23	129
Laredo Petroleum Holdings Inc. (a)	20	59
Liberty Oilfield Services Inc. - Class A	6	67
Lonestar Resources US Inc. - Class A (a)	2	4
Mammoth Energy Services, Inc.	1	2
Matador Resources Co. (a)	9	155
Matrix Service Co. (a)	2	46
McDermott International Inc. (a) (b)	10	7
Murphy Oil Corporation	9	252
Nabors Industries Ltd	29	82
NACCO Industries Inc. - Class A	—	19
Natural Gas Services Group, Inc. (a)	1	13
NCS Multistage Holdings Inc. (a)	1	1
Newpark Resources Inc. (a)	8	52
NexTier Oilfield Solutions Inc. (a)	16	106
Nine Energy Service, Inc. (a)	2	14
Noble Corporation PLC (a)	10	13
Nordic American Tankers Limited	8	41
Northern Oil and Gas Inc. (a) (b)	30	71
Oasis Petroleum Inc. (a)	15	49
Oceaneering International, Inc. (a)	8	127
Oil States International Inc. (a)	5	83
Overseas Shipholding Group, Inc. - Class A (a)	6	14
Pacific Drilling S.A. (a)	3	11
Panhandle Oil and Gas Inc. - Class A	1	15
Par Pacific Holdings, Inc. (a)	4	98
Patterson-UTI Energy Inc.	15	155
PBF Energy Inc. - Class A	7	215
PDC Energy, Inc. (a)	5	126
Peabody Energy Corp.	6	52
Penn Virginia Corporation (a)	1	30
Primeenergy Resources Corporation (a)	—	16
Propetro Holding Corp. (a)	6	67
QEP Resources, Inc.	12	53
Range Resources Corporation (b)	13	65
Reg Biofuels, LLC (a) (b)	4	99
REX Stores Corp. (a)	—	32
RigNet Inc. (a)	1	6
Ring Energy Inc. (a) (b)	8	21
RPC Inc. (b)	13	69
SandRidge Energy, Inc. (a)	3	12
Scorpio Tankers Inc.	4	162
SEACOR Holdings Inc. (a)	2	65
SEACOR Marine Holdings Inc. (a)	1	19
Select Energy Services, Inc. - Class A (a)	6	59
SFL Corporation Ltd.	8	121
SilverBow Resources, Inc. (a)	1	10
SM Energy Company	9	101
Solaris Oilfield Infrastructure, Inc. - Class A	3	40
Southwestern Energy Co. (a)	32	77
SRC Energy Inc. (a)	12	49
Talos Energy Inc. (a)	4	128
Teekay Tankers Ltd. - Class A (a)	3	62
TETRA Technologies, Inc. (a)	11	21
	Shares/Par[1]	Value ($)
Tidewater Inc. (a)	3	61
Transocean Ltd. (a)	25	172
TravelCenters of America, Inc. (a)	1	9
U.S. Silica Holdings, Inc.	8	49
Unit Corp. (a)	2	2
VAALCO Energy, Inc. (a)	4	10
Valaris PLC - Class A (b)	6	40
W&T Offshore, Inc. (a)	11	61
Whiting Petroleum Corporation (a)	5	36
World Fuel Services Corp.	4	165
WPX Energy, Inc. (a)	21	292
		8,148
Consumer Staples 3.7%
Alico, Inc.	1	40
Avon Products, Inc.	27	153
B&G Foods, Inc. (b)	3	55
BJ's Wholesale Club Holdings, Inc. (a)	8	175
Boston Beer Co. Inc. - Class A (a)	1	201
Calavo Growers Inc.	1	122
Cal-Maine Foods Inc.	3	134
Casey's General Stores Inc.	—	19
Central Garden & Pet Co. (a)	1	37
Central Garden & Pet Co. - Class A (a)	3	90
Coca-Cola Consolidated Inc.	—	100
Craft Brewers Alliance Inc. (a)	2	30
Darling Ingredients Inc. (a)	10	294
Del Monte Fresh Produce Company	2	87
E.L.F. Beauty, Inc. (a)	4	62
Edgewell Personal Care Colombia S A S (a)	4	124
Farmer Bros. Co. (a)	1	19
Flowers Foods Inc.	12	266
Freshpet Inc. (a)	1	59
Hain Celestial Group Inc. (a)	6	151
Hostess Brands, Inc. - Class A (a)	9	128
Ingles Markets Inc. - Class A	1	54
Inter Parfums Inc.	2	141
J&J Snack Foods Corp.	1	204
John B. Sanfilippo & Son Inc.	1	56
Lancaster Colony Corp.	2	251
Landec Corp. (a)	2	22
LifeVantage Corporation (a)	1	18
Limoneira Co.	1	25
Medifast, Inc. (b)	1	94
MGPI Processing, Inc. (b)	1	69
National Beverage Corp. (b)	2	78
Natural Alternatives International Inc. (a)	1	7
Natural Grocers By Vitamin Cottage, Inc.	3	31
Natural Health Trends Corp. (b)	1	5
Nu Skin Enterprises, Inc. - Class A	3	138
Performance Food Group Company (a)	5	249
PriceSmart Inc.	2	151
Primo Water Operations, Inc. (a)	4	44
Rite Aid Corporation (a) (b)	2	25
Rocky Mountain Chocolate Factory, Inc.	1	14
Sanderson Farms Inc.	1	228
Seaboard Corp.	—	17
Seneca Foods Corp. - Class A (a)	—	18
SpartanNash Co.	4	50
Spectrum Brands Legacy, Inc.	2	152
Sprouts Farmers Market, Inc. (a)	6	122
The Andersons, Inc.	3	82
The Chefs' Warehouse, Inc. (a)	2	87
The Simply Good Foods Company (a)	5	139
Tootsie Roll Industries Inc.	1	35
Treehouse Foods, Inc. (a)	3	155
Turning Point Brands, Inc.	1	37
United Natural Foods Inc. (a)	3	24
United-Guardian Inc.	—	3
Universal Corp.	2	107
USANA Health Sciences, Inc. (a)	2	133
Vector Group Ltd.	11	146
Village Super Market Inc. - Class A	1	23
WD-40 Co.	1	164

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

11

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
Weis Markets Inc.	2	75
		5,819
Communication Services 3.5%
A T N International Limited	1	62
Alaska Communications Systems Group, Inc. (a)	2	4
AMC Entertainment Holdings, Inc. - Class A (b)	3	19
AMC Networks, Inc. - Class A (a)	3	111
Anterix Inc. (a)	1	52
Bandwidth Inc. - Class A (a)	—	17
Boingo Wireless, Inc. (a)	4	40
Cable One, Inc.	—	30
Care.com Inc. (a)	2	38
Cargurus Inc. - Class A (a)	5	185
Cars.com Inc. (a)	4	47
Central European Media Enterprises Ltd - Class A (a)	16	70
Cincinnati Bell Inc. (a)	4	40
Cinemark Holdings, Inc.	6	218
Clear Channel Outdoor Holdings, Inc. (a)	26	74
Cogent Communications Group, Inc.	3	191
comScore, Inc. (a)	6	30
Consolidated Communications Holdings Inc.	6	21
Cumulus Media Inc. - Class A (a)	2	41
Daily Journal Corp. (a) (b)	—	14
DHI Group, Inc. (a)	6	17
Egain Corporation (a)	2	19
Emerald Expositions Events, Inc.	5	57
Entercom Communications Corp. - Class A	14	63
Entravision Communications Corporation - Class A	4	10
EW Scripps Co. - Class A	5	86
Fluent Inc. (a)	3	8
Frontier Communications Corporation (a) (b)	1	1
Gannett Media Corp.	8	49
Glu Mobile Inc. (a)	13	76
Gogo LLC (a) (b)	7	45
Gray Television, Inc. (a)	6	132
GTT Communications Inc. (a) (b)	2	21
Hemisphere Media Group, Inc. - Class A (a)	2	25
IDT Corp. - Class B (a)	3	18
IMAX Corporation (a)	4	91
Intelsat Investments S.A. (a)	8	58
Iridium Communications Inc. (a)	7	176
John Wiley & Sons Inc. - Class A	3	150
Lee Enterprises, Incorporated (a)	3	5
Liberty Braves Group - Class A (a)	1	20
Liberty Braves Group - Class C (a)	3	94
Liberty Latin America Ltd. - Class A (a)	3	57
Liberty Latin America Ltd. - Class C (a)	8	153
Liberty TripAdvisor Holdings Inc. - Class A (a)	5	37
Lions Gate Entertainment Corp. - Class A (a)	6	67
Lions Gate Entertainment Corp. - Class B (a)	8	84
Loral Spacecom Corporation (a)	2	60
Marchex, Inc. - Class B (a)	2	8
Marcus Corp.	2	57
Maxar Technologies Inc. (b)	5	72
Meredith Corporation	3	107
MSG Networks Inc. - Class A (a)	4	70
National CineMedia, Inc.	7	50
New York Times Co. - Class A	3	97
Nexstar Media Group, Inc. - Class A	2	286
ORBCOMM Inc. (a)	7	31
QuinStreet, Inc. (a)	5	74
Reading International Inc. - Class A (a)	2	27
Rosetta Stone Inc. (a)	2	44
Saga Communications Inc. - Class A	—	9
Scholastic Corp.	2	75
Shenandoah Telecommunications Company	4	147
Sinclair Broadcast Group Inc. - Class A	4	118
Spok Holdings, Inc.	1	13
TechTarget, Inc. (a)	2	57
TEGNA Inc.	13	222
Telephone & Data Systems Inc.	7	171
The Meet Group, Inc. (a)	6	30
Townsquare Media Inc. - Class A	1	12
	Shares/Par[1]	Value ($)
Travelzoo (a)	1	15
Tribune Publishing Company, LLC	3	35
TripAdvisor Inc.	2	57
Truecar, Inc. (a)	7	32
Tucows Inc. (a) (b)	1	36
US Cellular Corp. (a)	2	85
Vonage Holdings Corp. (a)	14	101
World Wrestling Entertainment, Inc. - Class A (b)	2	128
Yelp Inc. - Class A (a)	4	125
Zedge, Inc. - Class B (a)	1	2
Zynga Inc. - Class A (a)	17	106
		5,482
Utilities 3.4%
ALLETE, Inc.	3	255
American States Water Company	3	220
AquaVenture Holdings Limited (a)	3	79
Artesian Resources Corporation - Class A	1	41
Atlantica Yield PLC	6	158
Avista Corporation	4	186
Black Hills Corporation	2	159
California Water Service Group	3	146
Chesapeake Utilities Corporation	1	124
Clearway Energy, Inc. - Class A	3	60
Clearway Energy, Inc. - Class C	5	101
Consolidated Water Co. Ltd.	1	24
El Paso Electric Company	2	165
Genie Energy Ltd. - Class B	2	16
Hawaiian Electric Industries Inc.	3	157
MGE Energy, Inc.	2	156
Middlesex Water Co.	1	87
National Fuel Gas Company	5	219
New Jersey Resources Corp.	5	237
Northwest Natural Holding Company	2	126
NorthWestern Corp.	3	223
One Gas, Inc.	3	284
Ormat Technologies Inc.	3	228
Otter Tail Corp.	3	139
Pattern Energy Group Inc. - Class A	6	163
PNM Resources, Inc.	5	240
Portland General Electric Co.	2	115
RGC Resources, Inc.	—	13
SJW Corp.	2	154
South Jersey Industries Inc.	6	187
Southwest Gas Corp.	3	235
Spark Energy Inc. - Class A	2	18
Spire, Inc.	3	248
Terraform Power, Inc. - Class A	12	182
Unitil Corp.	1	82
York Water Co.	1	51
		5,278
Real Estate 0.7%
Altisource Portfolio Solutions S.A. (a)	1	19
Consolidated-Tomoka Land Co.	—	30
Cushman & Wakefield Plc (a)	6	118
Drive Shack Inc. (a)	5	20
Dwight A. Walker Real Estate, Inc. - Class A	2	66
Florida Rock Properties, Inc. (a)	1	32
Forestar Group Inc. (a)	3	73
Griffin Industrial Realty Inc.	1	35
Kennedy-Wilson Holdings Inc.	8	183
Marcus & Millichap Inc. (a)	3	109
Maui Land & Pineapple Co. Inc. (a)	1	12
Newmark Group, Inc. - Class A	8	111
Rafael Holdings, Inc. - Class B (a)	1	24
Realogy Holdings Corp. (b)	5	47
Redfin Corporation (a)	—	5
RMR Group, Inc. - Class A	1	54
St. Joe Co. (a)	4	87
Tejon Ranch Co. (a)	3	43
The Howard Hughes Corporation (a)	—	45
		1,113
Total Common Stocks (cost $143,953)		156,761

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

12

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
PREFERRED STOCKS 0.0%
Communication Services 0.0%
GCI Liberty, Inc. - Series A, 7.00%, (callable at 25 beginning 03/10/39) (d)	—	11
Total Preferred Stocks (cost $2)		11
RIGHTS 0.0%
LyondellBasell Industries N.V. (a) (e)	2	1
NewStar Financial, Inc. (a) (e)	3	2
Total Rights (cost $1)		3
SHORT TERM INVESTMENTS 2.4%
Securities Lending Collateral 2.2%
JNL Securities Lending Collateral Fund - Institutional Class, 1.57% (f) (g)	3,465	3,465
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 1.48% (f) (g)	346	346
Total Short Term Investments (cost $3,811)		3,811
Total Investments 102.1% (cost $147,767)		160,586
Other Assets and Liabilities, Net (2.1)%		(3,294)
Total Net Assets 100.0%		157,292

(a)  Non-income producing security.

(b)  All or a portion of the security was on loan as of December 31, 2019.

(c)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)  Perpetual security. Next contractual call date presented, if applicable.

(e)  Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f)  Investment in affiliate.

(g)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

JNL/DoubleLine Total Return Fund
GOVERNMENT AND AGENCY OBLIGATIONS 52.8%
Mortgage-Backed Securities 24.9%
Federal Home Loan Mortgage Corporation
4.00%, 09/01/43 - 02/01/44	8,654	9,282
3.00%, 06/01/43 - 07/01/47	166,053	170,650
3.50%, 02/01/46 - 01/01/48	37,199	38,927
2.50%, 11/01/49	5,119	5,070
REMIC, 3.00%, 06/15/44	8,013	8,266
Federal National Mortgage Association, Inc.
4.50%, 04/01/26	2,606	2,731
2.41%, 10/01/29	10,000	9,959
2.48%, 11/01/29	25,000	24,679
2.31%, 12/01/29	9,100	8,978
2.32%, 12/01/29	4,800	4,737
2.76%, 08/01/31	25,147	25,510
2.46%, 09/01/31	5,000	4,922
2.49%, 09/01/31	2,987	2,976
2.39%, 10/01/31	22,600	22,099
2.42%, 12/01/31	8,000	7,856
2.56%, 09/01/31 - 12/01/31	7,562	7,521
2.44%, 01/01/32	10,000	9,799
3.00%, 03/01/35 - 02/01/47	120,952	123,525
2.50%, 12/01/39 - 01/01/40	32,086	32,141
3.50%, 09/01/43 - 04/01/48	63,309	66,124
2.72%, (12M USD LIBOR + 1.67%), 05/01/44 (a) (b)	17,243	17,518
3.00%, 10/01/46	2,822	2,888
4.00%, 08/01/47 - 06/01/48	48,411	50,758
	Shares/Par[1]	Value ($)
Government National Mortgage Association
3.50%, 10/20/45	8,733	8,904
		665,820
Collateralized Mortgage Obligations 23.6%
Federal Home Loan Mortgage Corporation
Series A-4260, REMIC, 3.00%, 02/15/32	8,044	8,233
Series AY-4092, REMIC, 3.00%, 08/15/32	8,200	8,533
Series EY-4215, REMIC, 3.00%, 06/15/33	10,000	10,167
Series UB-4247, REMIC, 3.00%, 09/15/33	6,199	6,434
Series EB-4247, REMIC, 3.50%, 09/15/33	5,000	5,367
Series A-4377, REMIC, 3.00%, 06/15/39	9,526	9,610
Series BK-4469, REMIC, 3.00%, 08/15/39	7,097	7,201
Series JA-3818, REMIC, 4.50%, 01/15/40	81	81
Series GA-4376, REMIC, 3.00%, 04/15/40	8,819	9,016
Series NY-4390, REMIC, 3.00%, 06/15/40	8,355	8,542
Series MA-4391, REMIC, 3.00%, 07/15/40	8,141	8,323
Interest Only, Series SP-3770, REMIC, 4.76%, (6.50% - (1M USD LIBOR * 1)), 11/15/40 (a)	1,804	172
Interest Only, Series SM-3780, REMIC, 4.76%, (6.50% - (1M USD LIBOR * 1)), 12/15/40 (a)	11,097	2,179
Series KA-4366, REMIC, 3.00%, 03/15/41	8,130	8,333
Series SL-4061, REMIC, 4.10%, (7.06% - (1M USD LIBOR * 1.75)), 06/15/42 (a)	1,482	1,545
Series B-4481, REMIC, 3.00%, 12/15/42	16,927	17,469
Series CS-4156, REMIC, 3.37%, (5.40% - (1M USD LIBOR * 1.2)), 01/15/43 (a)	5,045	4,916
Series UZ-4508, REMIC, 3.00%, 07/15/43	10,875	10,899
Series ZX-4404, REMIC, 4.00%, 04/15/44	60,228	67,083
Series CA-4573, REMIC, 3.00%, 11/15/44	29,091	29,906
Series LZ-4410, REMIC, 4.00%, 11/15/44	1,823	2,086
Series KZ-4440, REMIC, 3.00%, 02/15/45	12,432	12,531
Series HA-4582, REMIC, 3.00%, 09/15/45	20,221	20,846
Interest Only, Series MS-4291, REMIC, 4.16%, (5.90% - (1M USD LIBOR * 1)), 01/15/54 (a)	4,796	749
Series A-4734, REMIC, 3.00%, 07/15/42	20,774	21,189
Series KM-4141, REMIC, 1.75%, 12/15/42	22,234	21,598
Series DA-4464, REMIC, 2.50%, 01/15/43	3,487	3,344
Series EC-4745, REMIC, 3.00%, 12/15/44	15,047	15,194
Federal National Mortgage Association, Inc.
Interest Only, Series 2010-CS-134, REMIC, 4.89%, (6.68% - (1M USD LIBOR * 1)), 12/25/25 (a)	1,315	110
Series 2013-AB-53, REMIC, 1.50%, 03/25/28	4,283	4,227
Series 2013-QZ-54, REMIC, 3.00%, 06/25/33	1,849	1,877
Series 2013-WB-100, REMIC, 3.00%, 10/25/33	20,000	20,337
Interest Only, Series 2005-S-2, REMIC, 4.81%, (6.60% - (1M USD LIBOR * 1)), 02/25/35 (a)	6,136	1,114
Interest Only, Series 2011-PS-84, REMIC, 4.81%, (6.60% - (1M USD LIBOR * 1)), 01/25/40 (a)	8,232	550
Series 2010-KD-120, REMIC, 4.00%, 10/25/40	1,031	1,070
Series 2014-MA-68, REMIC, 3.00%, 11/25/40	7,843	8,014
Series 2013-PB-59, REMIC, 2.00%, 09/25/41	4,437	4,400
Interest Only, Series 2011-ES-93, REMIC, 4.71%, (6.50% - (1M USD LIBOR * 1)), 09/25/41 (a)	1,862	357
Series 2012-BZ-14, REMIC, 4.00%, 03/25/42	2,051	2,219
Series 2012-Z-31, REMIC, 4.00%, 04/25/42	2,044	2,207
Series 2012-CZ-87, REMIC, 3.00%, 08/25/42	12,488	12,451
Series 2015-AP-95, REMIC, 3.00%, 08/25/42	11,279	11,468
Series 2013-NZ-31, REMIC, 3.00%, 04/25/43	16,990	17,028
Series 2015-AC-88, REMIC, 3.00%, 04/25/43	15,033	15,145
Series 2013-ZA-52, REMIC, 3.00%, 06/25/43	4,234	4,232
Series 2013-AZ-133, REMIC, 4.00%, 01/25/44	16,311	17,735
Series 2014-GZ-85, REMIC, 3.00%, 12/25/44	11,677	11,774
Series 2015-CE-78, REMIC, 2.50%, 11/25/45	22,765	23,030
Series 2014-KZ-11, REMIC, 2.50%, 10/25/41	3,870	3,762
Series 2017-CH-4, REMIC, 3.00%, 06/25/42	25,301	25,467
Series 2016-A-9, REMIC, 3.00%, 09/25/43	6,740	6,908
Series 2016-PA-81, REMIC, 3.00%, 02/25/44	17,045	17,540
Series 2018-JA-27, REMIC, 3.00%, 12/25/47	7,350	7,463
Series 2018-C-33, REMIC, 3.00%, 05/25/48	41,073	41,703
Series 2018-LA-38, REMIC, 3.00%, 06/25/48	15,327	15,508
Series 2018-A-64, REMIC, 3.00%, 09/25/48	19,107	19,386
Series 2019-BA-12, REMIC, 3.00%, 04/25/49	8,911	9,049

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

13

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
Government National Mortgage Association
Interest Only, Series 2010-PS-116, REMIC, 4.34%, (6.10% - (1M USD LIBOR * 1)), 03/20/40 (a)	5,705	396
Series 2012-Z-32, REMIC, 3.50%, 03/20/42	4,051	4,168
		632,241
U.S. Treasury Note 2.2%
Treasury, United States Department of
2.88%, 08/15/28	15,100	16,273
3.13%, 11/15/28	16,100	17,700
2.63%, 02/15/29	20,900	22,147
2.38%, 05/15/29	4,400	4,573
		60,693
U.S. Treasury Bond 2.1%
Treasury, United States Department of
2.88%, 05/15/49	50,200	55,353
Total Government And Agency Obligations (cost $1,380,087)		1,414,107
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 43.1%
522 Funding Clo I Ltd
Series 2019-A1-1A, 3.29%, (3M USD LIBOR + 1.39%), 01/18/33 (a) (c)	2,500	2,500
Aimco CLO
Series 2015-AR-AA, 2.85%, (3M USD LIBOR + 0.85%), 01/15/30 (a) (c)	1,000	1,000
Alternative Loan Trust
Series 2005-A2-23CB, REMIC, 5.50%, 07/25/35	3,390	3,265
Series 2006-1A7-23CB, REMIC, 6.00%, 08/25/36	2,271	2,288
Series 2006-A16-19CB, REMIC, 6.00%, 08/25/36	2,274	2,010
Series 2007-1A6-3T1, REMIC, 6.25%, 04/25/37	15,936	11,633
AMSR Trust
Series 2019-E-SFR1, 3.47%, 01/20/27 (c)	3,300	3,257
Anchorage Capital CLO Ltd
Series 2018-A1A-10A, 3.20%, (3M USD LIBOR + 1.20%), 10/15/31 (a) (c)	2,000	2,000
Apidos CLO XVI
Series 2013-A1R-16A, 2.95%, (3M USD LIBOR + 0.98%), 01/21/25 (a) (c)	11	11
Aqua Finance Trust
Series 2017-A-A, 3.72%, 10/15/24 (c)	3,578	3,613
ArrowMark Colorado Holdings
Series 2018-A1-9A, 3.12%, (3M USD LIBOR + 1.12%), 07/15/31 (a) (c)	2,500	2,472
Assurant CLO III LTD
Series 2018-A-2A, 3.20%, (3M USD LIBOR + 1.23%), 10/20/31 (a) (c)	1,500	1,494
Assurant CLO IV LTD
Series 2019-A-1A, 3.32%, (3M USD LIBOR + 1.35%), 04/20/30 (a) (c)	2,500	2,493
Atlas Senior Loan Fund X Ltd
Series 2018-A-10A, 3.09%, (3M USD LIBOR + 1.09%), 01/15/31 (a) (c)	1,000	992
Atrium Hotel Portfolio Trust
Series 2017-E-ATRM, 4.79%, (1M USD LIBOR + 3.05%), 12/15/36 (a) (c)	2,785	2,783
Atrium IX LLC
Series AR-9A, 3.15%, (3M USD LIBOR + 1.24%), 05/28/30 (a) (c)	2,000	1,999
Avant Loans Funding Trust
Series 2018-A-B, 3.42%, 05/15/20 (c)	454	454
Banc of America Alternative Loan Trust
Series 2006-1CB1-1, REMIC, 6.00%, 02/25/36	8,749	8,887
Series 2006-5CB1-4, REMIC, 6.50%, 05/25/36	5,519	5,394
Bancorp Commercial Mortgage Trust
Series 2018-A-CRE4, 2.64%, (1M USD LIBOR + 0.90%), 08/17/21 (a) (c)	2,551	2,546
Bank
Series 2019-AS-BN19, REMIC, 3.45%, 07/17/29	3,534	3,688
BBCMS Mortgage Trust
Series 2018-F-TALL, REMIC, 4.97%, (1M USD LIBOR + 3.24%), 03/16/20 (a) (c) (d)	6,125	6,127
Series 2017-C-DELC, REMIC, 2.94%, (1M USD LIBOR + 1.20%), 08/15/36 (a) (c)	722	718
Series 2017-D-DELC, REMIC, 3.44%, (1M USD LIBOR + 1.70%), 08/15/36 (a) (c)	823	823
Series 2017-E-DELC, REMIC, 4.24%, (1M USD LIBOR + 2.50%), 08/15/36 (a) (c)	1,660	1,661
	Shares/Par[1]	Value ($)
Series 2017-F-DELC, REMIC, 5.24%, (1M USD LIBOR + 3.50%), 08/15/36 (a) (c)	1,653	1,652
BBCMS Trust
Series 2015-D-STP, REMIC, 4.28%, 09/10/20 (a) (c)	2,300	2,309
Series 2018-A-CBM, REMIC, 2.74%, (1M USD LIBOR + 1.00%), 07/15/20 (a) (c)	2,389	2,389
Series 2018-A-BXH, REMIC, 2.74%, (1M USD LIBOR + 1.00%), 10/15/20 (a) (c)	2,559	2,546
BDS LTD
Series 2019-A-FL4, 2.84%, (1M USD LIBOR + 1.10%), 07/15/22 (a) (c)	2,350	2,346
Bear Stearns Asset Backed Securities I LLC
Series 2006-21A3-AC2, REMIC, 6.00%, 03/25/36	1,261	1,531
Bellemeade Re Ltd
Series 2019-M1B-2A, 3.24%, (1M USD LIBOR + 1.45%), 04/25/29 (a) (c)	5,000	5,007
Benchmark Mortgage Trust
Interest Only, Series 2018-XA-B7, REMIC, 0.45%, 05/16/53 (a)	91,520	2,871
BHMS
Series 2018-A-ATLS, REMIC, 2.99%, (1M USD LIBOR + 1.25%), 07/15/20 (a) (c)	2,382	2,378
Birch Grove CLO Ltd
Series A-19A, 3.78%, (3M USD LIBOR + 1.49%), 06/16/31 (a) (c)	2,500	2,495
BX Commercial Mortgage Trust
Series 2018-A-IND, 2.49%, (1M USD LIBOR + 0.75%), 10/15/20 (a) (c)	1,743	1,739
BX Trust
Series 2018-A-GW, 2.54%, (1M USD LIBOR + 0.80%), 05/15/20 (a) (c)	2,264	2,251
Series 2018-D-GW, 3.51%, (1M USD LIBOR + 1.77%), 05/15/20 (a) (c)	198	198
Series 2017-D-SLCT, 3.79%, (1M USD LIBOR + 2.05%), 07/17/34 (a) (c)	914	913
Series 2017-E-SLCT, 4.89%, (1M USD LIBOR + 3.15%), 07/17/34 (a) (c)	1,549	1,548
Series 2018-A-EXCL, REMIC, 2.83%, (1M USD LIBOR + 1.09%), 09/15/20 (a) (c)	2,782	2,776
Carrington Mortgage Loan Trust
Series 2007-A3-RFC1, REMIC, 1.93%, (1M USD LIBOR + 0.14%), 09/25/36 (a)	7,100	6,527
Catamaran CLO Ltd
Series 2018-A1-1A, 3.19%, (3M USD LIBOR + 1.25%), 10/27/31 (a) (c)	3,000	2,981
CFCRE Mortgage Trust
Series 2016-C-C4, REMIC, 4.87%, 04/10/26 (a)	2,839	3,034
Interest Only, Series 2016-XA-C4, REMIC, 1.71%, 05/10/58 (a)	7,083	596
CFIP CLO Ltd
Series 2013-AR-1A, 3.31%, (3M USD LIBOR + 1.34%), 04/20/29 (a) (c)	2,000	2,000
Chase Mortgage Finance Trust
Series 2006-2A1-S2, REMIC, 6.00%, 10/25/36	9,296	6,888
CHL Mortgage Pass-Through Trust
Series 2006-1A35-20, REMIC, 6.00%, 02/25/37	3,178	2,500
Series 2007-1A5-8, REMIC, 5.44%, 01/25/38	3,256	2,496
CHT Mortgage Trust
Series 2017-E-CSMO, REMIC, 4.74%, (1M USD LIBOR + 3.00%), 11/17/36 (a) (c)	1,806	1,808
Series 2017-F-CSMO, REMIC, 5.48%, (1M USD LIBOR + 3.74%), 11/17/36 (a) (e)	963	964
CIM Trust
Series 2017-B2-3RR, 11.09%, 01/25/57 (a) (e)	35,590	36,083
Series 2017-A1-6, 3.02%, 06/25/57 (a) (c)	10,087	10,074
Series 2016-B2-1RR, REMIC, 7.78%, 07/25/55 (a) (e)	26,200	26,197
Series 2016-B2-3RR, REMIC, 7.99%, 02/29/56 (a) (e)	26,200	26,046
Series 2016-B2-2RR, REMIC, 8.23%, 02/29/56 (a) (e)	26,200	25,997
Citigroup Commercial Mortgage Trust
Interest Only, Series 2014-XA-GC21, REMIC, 1.18%, 05/10/47 (a)	24,511	1,058
Interest Only, Series 2016-XA-GC36, REMIC, 1.27%, 02/12/49 (a)	21,143	1,292

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

14

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
Interest Only, Series 2016-XA-P3, REMIC, 1.69%, 04/16/49 (a)	18,039	1,327
Citigroup Mortgage Loan Trust
Series 2019-A1-C, 3.23%, 09/25/59 (c)	4,406	4,400
Citigtoup Mortgage Loan Trust
Series 2007-1A1A-AR8, REMIC, 4.04%, 08/25/37 (a)	3,330	3,221
Citimortgage Alternative Loan Trust
Series 2006-1A1-A4, REMIC, 6.00%, 09/25/36	1,954	1,868
Series 2007-1A11-A5, REMIC, 6.00%, 05/25/37	1,699	1,647
CLI Funding VI LLC
Series 2019-A-1A, 3.71%, 05/18/29 (c)	4,706	4,717
CLNC Ltd
Series 2019-A-FL1, 2.98%, 09/19/25 (c)	3,766	3,766
COMM Mortgage Trust
Series 2018-A-HCLV, 2.74%, (1M USD LIBOR + 1.00%), 09/15/20 (a) (c)	3,070	3,063
Series 2014-C-CR19, REMIC, 4.75%, 08/10/24 (a)	1,163	1,234
Series 2016-C-CR28, REMIC, 4.65%, 12/12/25 (a)	2,047	2,146
Series 2016-C-DC2, REMIC, 4.64%, 02/12/26 (a)	1,340	1,402
Interest Only, Series 2013-XA-CR12, REMIC, 1.15%, 10/15/46 (a)	32,177	1,172
Interest Only, Series 2014-XA-CR17, REMIC, 0.98%, 05/10/47 (a)	29,177	1,021
Interest Only, Series 2015-XA-DC1, REMIC, 1.10%, 02/10/48 (a)	24,797	960
Interest Only, Series 2015-XA-CR26, REMIC, 0.95%, 10/10/48 (a)	28,418	1,256
Interest Only, Series 2016-XA-DC2, REMIC, 1.01%, 02/12/49 (a)	19,342	938
Series 2015-CMD-CR23, REMIC, 3.68%, 04/10/20 (a) (c)	3,007	3,005
Series 2016-F-GCT, REMIC, 3.46%, 08/12/21 (a) (c)	3,461	3,405
Commonbond Student Loan Trust
Series 2018-C-BGS, REMIC, 4.12%, 08/25/28 (c)	506	519
Consumer Loan Underlying Bond (Club) Credit Trust
Series 2017-B-P1, 3.56%, 03/15/20 (c)	205	205
Credit Suisse First Boston Mortgage Acceptance Corp.
Series 2005-7A1-11, REMIC, 6.00%, 12/25/35	7,655	6,323
Credit Suisse Mortgage Trust
Series 2018-A-TOP, 2.74%, (1M USD LIBOR + 1.00%), 08/17/20 (a) (c)	3,080	3,076
Credit Suisse Securities (USA) LLC
Series 2005-3A2-9, REMIC, 6.00%, 10/25/35	4,674	2,571
Series 2006-2A3-2, REMIC, 6.00%, 03/25/36	4,448	3,468
CSAIL Commercial Mortgage Trust
Interest Only, Series 2015-XA-C1, REMIC, 0.84%, 01/17/25 (a)	18,995	678
Series 2015-C-C4, REMIC, 4.58%, 11/18/25 (a)	1,911	2,033
CSMC
Series 2011-6A9-5R, REMIC, 3.86%, 11/27/37 (a) (c)	7,445	7,566
CSMC Trust
Series 2019-A1-JR1, 4.10%, 09/27/66 (a) (c)	4,192	4,221
Series 2017-D-MOON, REMIC, 3.30%, 07/12/22 (a) (c)	2,373	2,379
CSMCM Trust
Interest Only, Series 2018-CERT-SP3, 3.22%, 09/25/58 (c)	34,027	32,526
CSMLT Trust
Series 2015-1A2-3, REMIC, 3.50%, 08/25/34 (a) (c)	2,629	2,661
CVP CLO Ltd
Series 2017-A-2A, 3.16%, (3M USD LIBOR + 1.19%), 01/21/31 (a) (c)	2,000	1,996
DB Master Finance LLC
Series 2019-A2I-1A, 3.79%, 02/20/24 (c)	1,492	1,511
DBJPM Mortgage Trust
Interest Only, Series 2016-XA-C1, REMIC, 1.46%, 05/12/49 (a)	23,913	1,640
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2007-2A1-2, REMIC, 2.09%, (1M USD LIBOR + 0.30%), 09/25/47 (a)	17,612	15,963
	Shares/Par[1]	Value ($)
Domino's Pizza, Inc.
Series 2019-A2-1A, 3.67%, 10/25/29 (c)	5,000	5,023
Dryden 49 Senior Loan Fund
Series 2017-A-49A, 3.21%, (3M USD LIBOR + 1.21%), 07/18/30 (a) (c)	2,000	2,000
Elevation CLO Ltd
Series 2017-A-7A, 3.22%, (3M USD LIBOR + 1.22%), 07/15/30 (a) (c)	2,500	2,492
Elmwood CLO II Ltd
Series 2019-A-2A, 3.42%, (3M USD LIBOR + 1.45%), 04/21/31 (a) (c)	3,500	3,511
Elmwood CLO III Ltd
Series 2019-A1-3A, 3.19%, (3M USD LIBOR + 1.37%), 10/15/32 (a) (c)	5,000	5,000
Exantas Capital Corp
Series 2019-A-RSO7, 2.74%, (1M USD LIBOR + 1.00%), 04/15/22 (a) (c)	3,531	3,530
First Horizon Mortgage Pass-Through Trust
Series 2006-1A2-FA2, REMIC, 6.00%, 05/25/36	4,320	3,209
First Trust TCW Opportunistic Fixed Income ETF
Series 2019-E-OC11, REMIC, 4.08%, 12/11/29 (c)	5,172	4,996
FMC GMSR Issuer Trust
Series 2019-A-GT2, 4.23%, 09/25/24 (c)	13,200	13,084
Series 2019-A-GT1, 5.07%, 05/25/26 (a) (c) (d)	10,500	10,740
Fort Washington CLO
Series 2019-A-1A, 3.45%, (3M USD LIBOR + 1.42%), 10/20/32 (a) (c)	2,000	2,000
GCAT LLC
Series 2019-A1-1, 4.09%, 03/25/22	5,853	5,867
GMACM Mortgage Loan Trust
Series 2005-A7-AF1, REMIC, 5.75%, 07/25/35	4,757	4,619
Series 2005-A1-AF2, REMIC, 6.00%, 12/25/35	9,927	9,652
GPMT Ltd
Series 2019-A-FL2, 3.04%, (1M USD LIBOR + 1.30%), 06/15/23 (a) (c)	3,408	3,417
Series 2018-A-FL1, 2.66%, (1M USD LIBOR + 0.90%), 11/19/35 (a) (c)	980	980
Great Wolf Trust
Series 2019-E-WOLF, REMIC, 4.45%, (1M USD LIBOR + 2.73%), 12/15/21 (a) (c)	3,908	3,902
Series 2019-F-WOLF, REMIC, 4.85%, (1M USD LIBOR + 3.13%), 12/15/21 (a) (c)	3,908	3,902
Greywolf CLO VI, Ltd.
Series 2018-A1-1A, 2.97%, (3M USD LIBOR + 1.03%), 04/26/31 (a) (c)	1,000	989
Greywolf CLO VII, Ltd.
Series 2018-A1-7A, 3.15%, (3M USD LIBOR + 1.18%), 10/20/31 (a) (c)	2,000	1,995
GS Mortgage Securities Corp Trust
Series 2019-E-SOHO, 3.61%, (1M USD LIBOR + 1.88%), 06/15/21 (a) (c)	3,566	3,559
Series 2018-A-LUAU, REMIC, 2.74%, (1M USD LIBOR + 1.00%), 11/16/20 (a) (c)	3,201	3,198
Series 2018-A-TWR, REMIC, 2.64%, (1M USD LIBOR + 0.90%), 07/15/21 (a) (c)	1,000	996
Series 2018-D-TWR, REMIC, 3.34%, (1M USD LIBOR + 1.60%), 07/15/21 (a) (c)	1,000	999
Series 2018-E-TWR, REMIC, 3.84%, (1M USD LIBOR + 2.10%), 07/15/21 (a) (c)	1,000	998
Series 2018-F-TWR, REMIC, 4.54%, (1M USD LIBOR + 2.80%), 07/15/21 (a) (c)	1,000	998
Series 2018-G-TWR, REMIC, 5.66%, (1M USD LIBOR + 3.92%), 07/15/21 (a) (c)	1,000	998
Series 2015-B-GC34, REMIC, 4.47%, 10/10/25 (a)	782	841
GS Mortgage Securities Trust
Interest Only, Series 2016-XA-GS3, 1.25%, 10/13/49 (a)	27,813	1,739
Interest Only, Series 2015-XA-GC34, REMIC, 1.31%, 10/10/25 (a)	23,405	1,348
Interest Only, Series 2014-XA-GC24, REMIC, 0.74%, 09/10/47 (a)	43,404	1,226
Interest Only, Series 2015-XA-GS1, REMIC, 0.78%, 11/10/48 (a)	33,761	1,334
Interest Only, Series 2017-C-2, REMIC, 1.13%, 08/12/50 (a)	34,116	2,285

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

15

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
Interest Only, Series 2019-XA-GC38, REMIC, 0.96%, 02/12/52	43,729	3,158
Halcyon Loan Advisors Funding Ltd
Series 2012-B-1A, 4.91%, (3M USD LIBOR + 3.00%), 08/15/23 (a) (c)	465	465
Series 2013-C-2A, 4.61%, (3M USD LIBOR + 2.70%), 08/01/25 (a) (c)	250	250
Series 2013-D-2A, 5.71%, (3M USD LIBOR + 3.80%), 08/01/25 (a) (c)	1,000	1,000
Series 2014-A1R-1A, 3.13%, (3M USD LIBOR + 1.13%), 04/18/26 (a) (c)	158	158
Halsey Point CLO I Ltd
Series 2019-A1A1-1A, 3.26%, (3M USD LIBOR + 1.35%), 01/20/33 (a) (c)	5,000	4,963
Series 2019-B1-1A, 4.11%, (3M USD LIBOR + 2.20%), 01/20/33 (a) (c)	3,000	3,000
Hardee's Funding LLC
Series 2018-AI-1A, 4.25%, 06/20/22 (c)	3,950	3,961
Headlands Residential LLC
Series 2019-RPL1, 3.97%, 06/25/22 (c) (d)	5,800	5,839
HERO Funding Trust
Series 2016-A2-4A, 4.29%, 09/20/37 (c)	5,068	5,357
Hilton Orlando Trust
Series 2018-E-ORL, REMIC, 4.39%, (1M USD LIBOR + 2.65%), 12/15/34 (a) (c)	3,425	3,423
Horizon Aircraft Finance I Ltd
Series 2018-A-1, 4.46%, 12/15/25 (c)	5,461	5,603
Hospitality Mortgage Trust
Series 2019-F-HIT, 4.89%, (1M USD LIBOR + 3.15%), 11/15/21 (a) (c)	3,317	3,329
Hunt CRE Ltd
Series 2018-A-FL2, 2.82%, (1M USD LIBOR + 1.08%), 06/15/23 (a) (c)	3,016	3,012
IndyMac INDA Mortgage Loan Trust
Series 2006-4A1-AR2, REMIC, 4.13%, 09/25/36 (a)	2,314	2,202
IndyMac MBS, Inc.
Series 2005-A6-A8CB, REMIC, 5.00%, 07/25/35	10,240	8,992
Jamestown CLO Ltd
Series 2014-A1AR-4A, 2.69%, (3M USD LIBOR + 0.69%), 07/15/26 (a) (c)	144	144
Series 2018-A1-6RA, 3.09%, (3M USD LIBOR + 1.15%), 04/25/30 (a) (c)	3,000	2,985
Jamestown CLO Ltd
Series 2019-A1-14A, 3.29%, (3M USD LIBOR + 1.38%), 10/20/32 (a) (c)	1,000	1,000
Series 2019-A2-14A, 4.11%, (3M USD LIBOR + 2.20%), 10/20/32 (a) (c)	500	501
JP Morgan Chase & Co.
Series 2016-E-WIKI, REMIC, 4.01%, 10/07/21 (a) (c)	3,075	3,100
Jp Morgan Resecuritization Trust
Series 2009-4A2-10, REMIC, 2.86%, 03/26/37 (a) (c)	3,025	2,942
JPMBB Commercial Mortgage Securities Trust
Series 2014-C-C21, REMIC, 4.66%, 07/15/24 (a)	2,000	2,093
Series 2015-C-C32, REMIC, 4.67%, 10/15/25 (a)	2,065	2,161
Series 2015-C-C33, REMIC, 4.62%, 11/15/25 (a)	2,224	2,330
JPMDB Commercial Mortgage Securities Trust
Interest Only, Series 2016-XA-C2, REMIC, 1.67%, 06/17/49 (a)	24,970	1,644
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2017-B-FL10, REMIC, 2.74%, (1M USD LIBOR + 1.00%), 06/15/32 (a) (c)	331	331
Series 2017-C-FL10, REMIC, 2.99%, (1M USD LIBOR + 1.25%), 06/15/32 (a) (c)	528	525
Series 2017-D-FL10, REMIC, 3.64%, (1M USD LIBOR + 1.90%), 06/15/32 (a) (c)	1,709	1,705
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2018-A-LAQ, 2.74%, (1M USD LIBOR + 1.00%), 06/15/20 (a) (c)	2,139	2,137
Series 2018-E-BCON, REMIC, 3.76%, 01/06/23 (a) (c)	1,187	1,193
Kingsland VIII Ltd
Series 2018-A-8A, 3.09%, (3M USD LIBOR + 1.12%), 04/21/31 (a) (c)	2,000	1,984
	Shares/Par[1]	Value ($)
KREF Ltd
Series 2018-A-FL1, 2.84%, (1M USD LIBOR + 1.10%), 11/17/20 (a) (c)	3,156	3,161
KVK CLO Ltd
Series 2013-AR-1A, 2.90%, (3M USD LIBOR + 0.90%), 01/14/28 (a) (c)	4,000	3,990
Labrador Aviation Finance Ltd
Series 2016-A1-1A, 4.30%, 01/15/24 (c)	16,354	16,642
Lavender Trust
Series 2010-A3-RR2A, REMIC, 6.25%, 10/26/36 (c)	370	370
Legacy Mortgage Asset Trust
Series 2018-A1-GS2, 4.00%, 06/25/20 (c) (d)	7,614	7,666
Series 2019-A-SL3, REMIC, 3.47%, 07/25/21 (c)	2,027	2,053
Series 2019-A1-GS5, REMIC, 3.20%, 05/25/59 (c) (d)	477	476
Loancore Issuer Ltd.
Series 2019-A-CRE3, 2.79%, (1M USD LIBOR + 1.05%), 11/15/23 (a) (c)	3,567	3,565
Series 2019-AS-CRE2, 3.24%, (1M USD LIBOR + 1.50%), 02/15/24 (a) (c)	3,567	3,572
LSTAR Commercial Mortgage Trust
Interest Only, Series 2017-X-5, 1.08%, 03/11/50 (a) (c)	43,616	1,722
Madison Park Funding XV Ltd
Series 2014-CR-15A, 5.39%, (3M USD LIBOR + 3.45%), 01/27/26 (a) (c)	500	500
Madison Park Funding XVIII Ltd
Series 2015-DR-18A, 4.92%, (3M USD LIBOR + 2.95%), 10/21/30 (a) (c)	1,500	1,457
Marathon CLO VII Ltd
Series 2014-A1R-7A, 3.26%, (3M USD LIBOR + 1.32%), 10/28/25 (a) (c)	2,655	2,655
Marble Point CLO XIV Ltd
Series 2018-A-2A, 3.30%, (3M USD LIBOR + 1.33%), 01/20/32 (a) (c)	2,500	2,490
Marlette Funding Trust
Series 2018-A-4A, 3.71%, 04/15/21 (c)	1,835	1,849
Master Asset Securitization Trust
Series 2006-1A13-1, REMIC, 5.75%, 05/25/36	4,546	4,243
MidOcean Credit CLO
Series 2018-A1-9A, 3.12%, (3M USD LIBOR + 1.15%), 07/21/31 (a) (c)	2,500	2,488
MidOcean Partners
Series 2017-A1-7A, 3.32%, (3M USD LIBOR + 1.32%), 07/16/29 (a) (c)	5,000	5,000
Series 2018-A1-8A, 3.05%, (3M USD LIBOR + 1.15%), 02/20/31 (a) (c)	2,000	1,983
Morgan Stanley & Co. LLC
Series 2014-C-C19, REMIC, 4.00%, 12/15/24	2,000	2,058
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C-C18, REMIC, 4.49%, 09/15/24	1,500	1,571
Series 2015-C-C20, REMIC, 4.46%, 01/15/25 (a)	1,200	1,261
Series 2015-C-C25, REMIC, 4.53%, 09/15/25 (a)	2,320	2,489
Series 2016-C-C29, REMIC, 4.75%, 04/17/26 (a)	676	709
Interest Only, Series 2013-XA-C7, REMIC, 1.35%, 02/15/46 (a)	19,814	657
Interest Only, Series 2016-XA-C28, REMIC, 1.20%, 01/15/49 (a)	21,289	1,174
Interest Only, Series 2016-XA-C30, REMIC, 1.43%, 09/17/49 (a)	18,345	1,351
Series 2018-A-SUN, REMIC, 2.64%, (1M USD LIBOR + 0.90%), 07/15/20 (a) (c)	2,389	2,382
Series 2016-C-C31, REMIC, 4.31%, 10/19/26 (a)	2,960	3,078
Morgan Stanley Capital Barclays Bank Trust
Series 2016-B-MART, REMIC, 2.48%, 09/15/21 (c)	3,538	3,529
Morgan Stanley Capital I Trust
Series 2019-AS-L3, REMIC, 3.49%, 11/16/29	3,847	3,962
Interest Only, Series 2019-XA-L3, REMIC, 0.65%, 11/18/52 (a)	71,168	3,808
Morgan Stanley Mortgage Loan Trust
Series 2007-A1-8XS, REMIC, 5.75%, 04/25/37 (a)	1,376	896
Series 2007-3A22-12, REMIC, 6.00%, 08/25/37	1,686	1,261
Mosaic Solar Loan Trust
Series 2018-A-2GS, 4.20%, 10/21/30 (c)	1,834	1,898

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

16

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
MP CLO III Ltd
Series 2013-AR-1A, 3.22%, (3M USD LIBOR + 1.25%), 10/21/30 (a) (c)	4,000	3,982
MP CLO VIII Ltd
Series 2015-AR-2A, 2.85%, (3M USD LIBOR + 0.91%), 10/28/27 (a) (c)	1,160	1,160
MRCD Mortgage Trust
Series 2019-G-PARK, 2.72%, 12/15/36 (c)	7,083	6,431
MSCG Trust
Series 2018-A-SELF, 2.64%, (1M USD LIBOR + 0.90%), 10/15/20 (a) (c)	2,295	2,297
Nassau Ltd
Series 2018-A-IA, 3.15%, (3M USD LIBOR + 1.15%), 07/15/31 (a) (c)	2,000	1,958
Natixis Commercial Mortgage Securities Trust
Series 2018-A-FL1, 2.72%, (1M USD LIBOR + 0.95%), 01/17/22 (a) (c)	2,228	2,220
Series 2018-E-850T, REMIC, 3.69%, (1M USD LIBOR + 1.95%), 07/15/21 (a) (c)	2,183	2,179
New Residential Mortgage Loan Trust
Series 2019-A1-RPL1, 4.33%, 02/25/22 (c) (d)	23,433	23,600
Newtek Small Business Finance, LLC
Series 2018-A-1, 3.40%, (1M USD LIBOR + 1.70%), 11/25/24 (a) (c)	4,106	4,111
NLY Commercial Mortgage Trust
Series 2019-AS-FL2, 3.34%, (1M USD LIBOR + 1.60%), 12/15/22 (a) (c)	3,371	3,383
Series 2019-B-FL2, 3.64%, (1M USD LIBOR + 1.90%), 01/15/23 (a) (c)	3,371	3,383
Nomura Asset Acceptance Corporation, Alternative Loan Trust
Series 2006-3A-AR1, REMIC, 4.37%, 02/25/36 (a)	603	507
Nomura Resecuritization Trust
Series 2011-2A10-4RA, REMIC, 2.93%, 07/26/41 (a) (c)	11,002	10,340
NP SPE II LLC
Series 2019-A2-1A, 3.24%, 09/20/26 (c)	7,500	7,534
OFSI BSL IX, Ltd.
Series 2018-A-1A, 3.15%, (3M USD LIBOR + 1.15%), 07/15/31 (a) (c)	2,000	1,987
Palmer Square Loan Funding Ltd
Series 2017-A1-1A, 2.74%, (3M USD LIBOR + 0.74%), 10/15/25 (a) (c)	2,008	2,008
Park Avenue Institutional Advisers CLO Ltd
Series 2016-A1R-1A, 3.11%, (3M USD LIBOR + 1.20%), 08/25/31 (a) (c)	2,500	2,492
Pikes Peak CLO 3
Series 2019-A-3A, 3.37%, (3M USD LIBOR + 1.43%), 04/25/30 (a) (c)	3,500	3,493
Pioneer Aircraft Finance Ltd
Series 2019-A-1, 3.97%, 06/15/26 (c)	4,821	4,856
PMT Credit Risk Transfer Trust
Series 2019-A-3R, REMIC, 4.61%, (1M USD LIBOR + 2.70%), 10/27/22 (a) (c)	4,353	4,351
PR Mortgage Loan Trust
Series 2014-APT-1, REMIC, 5.90%, 09/25/47 (e)	8,829	8,564
Pretium Mortgage Credit Partners I LLC
Series 2019-A1-CFL1, REMIC, 3.72%, 07/25/22 (c) (d)	1,172	1,173
Pretium Mortgage Credit Partners LLC
Series 2019-A1-NPL3, REMIC, 3.10%, 09/27/22 (c) (d)	9,202	9,201
Primose Funding LLC
Series 2019-A2-1A, 4.48%, 07/30/26 (c)	10,000	10,122
PRPM, LLC
Series 2017-A1-3A, 3.47%, 11/25/20 (c) (d)	8,063	8,063
Series 2018-A1-3A, 4.48%, 10/25/21 (c)	16,111	16,245
Series 2019-A1-2A, 3.97%, 04/25/22 (c) (d)	9,313	9,396
Series 2019-A1-3A, 3.35%, 07/25/22 (c) (d)	2,505	2,497
Series 2019-A1-GS1, REMIC, 3.47%, 10/25/23 (c)	7,378	7,366
Raptor Aircraft Finance LLC
Series 2019-A-1, 4.21%, 08/23/26 (c)	4,893	4,943
Rate Adjustable Mortgage Trust
Series 2005-6A21-4, REMIC, 4.07%, 08/25/35 (a)	5,340	5,135
	Shares/Par[1]	Value ($)
RBSGC Mortgage Loan Trust
Series 2007-1A4-B, REMIC, 2.24%, (1M USD LIBOR + 0.45%), 01/25/37 (a)	4,093	2,190
Interest Only, Series 2007-1A6-B, REMIC, 4.26%, (6.05% - (1M USD LIBOR * 1)), 01/25/37 (a)	4,093	686
Series 2007-2A1-A, REMIC, 6.75%, 01/25/37	5,514	5,435
Residential Accredit Loans, Inc.
Series 2005-A41-QA10, REMIC, 5.08%, 09/25/35 (a)	992	843
Series 2006-A21-QA1, REMIC, 4.88%, 01/25/36 (a)	5,292	4,634
Series 2006-A4-QS4, REMIC, 6.00%, 04/25/36	2,915	2,653
Series 2006-A4-QS5, REMIC, 6.00%, 05/25/36	3,377	3,146
Residential Asset Securitization Trust
Series 2006-2A11-A6, REMIC, 6.00%, 07/25/36	3,371	2,774
Series 2006-A1-A12, REMIC, 6.25%, 11/25/36	10,172	6,179
Series 2007-1A1-A3, REMIC, 2.24%, (1M USD LIBOR + 0.45%), 04/25/37 (a)	6,510	3,047
Series 2007-1A2-A3, REMIC, 32.64%, (46.38% - (1M USD LIBOR * 7.67)), 04/25/37 (a)	849	2,037
Series 2007-1A1-A8, REMIC, 6.00%, 08/25/37	19,008	15,587
RFMSI Trust
Series 2006-A14-S6, REMIC, 6.00%, 07/25/36	467	436
Series 2006-A1-S11, REMIC, 6.00%, 11/25/36	2,744	2,622
Series 2007-A4-S2, REMIC, 6.00%, 02/25/37	1,100	1,033
Series 2007-A2-S4, REMIC, 6.00%, 04/25/37	1,935	1,754
Series 2007-A2-S5, REMIC, 6.00%, 05/25/37	8,569	8,306
Series 2007-A20-S7, REMIC, 6.00%, 07/25/37	2,078	1,998
Rockford Tower CLO Ltd
Series 2017-A-3A, 3.16%, (3M USD LIBOR + 1.19%), 10/21/30 (a) (c)	1,000	998
Series 2018-A-1A, 3.00%, (3M USD LIBOR + 1.10%), 05/20/31 (a) (c)	3,000	2,981
Rosslyn Portfolio Trust
Series 2017-A-ROSS, 2.69%, (1M USD LIBOR + 0.95%), 06/15/20 (a) (c)	1,485	1,484
SBA Towers, LLC
Series 2017-C-1, 3.17%, 04/15/22 (c)	10,000	10,190
Servpro Master Issuer LLC
Series 2019-A2-1A, 3.88%, 10/27/26 (c)	3,000	2,998
Shenton Aircraft Investment I Ltd
Series 2015-A-1A, 4.75%, 11/15/27 (c)	9,787	9,890
SoFi Consumer Loan Program Trust
Series 2018-A-4, 3.54%, 12/25/21 (c)	915	923
SoFi Professional Loan Program LLC
Series 2017-BFX-F, 3.62%, 05/25/27 (c)	8,000	8,204
Sound Point CLO IX Ltd
Series 2015-ARR-2A, 3.67%, (3M USD LIBOR + 1.39%), 07/20/32 (a) (c)	2,500	2,488
Sound Point CLO LTD
Series 2013-A-3RA, 3.15%, (3M USD LIBOR + 1.15%), 04/18/31 (a) (c)	3,000	2,971
Series 2018-A1A-21, 3.12%, (3M USD LIBOR + 1.17%), 10/27/31 (a) (c)	3,250	3,229
Sprite Limited
Series 2017-A-1, 4.25%, 12/15/24 (c)	4,449	4,544
Starm Mortgage Loan Trust
Series 2007-4A1-2, REMIC, 4.83%, 04/25/37 (a)	918	736
Steele Creek CLO Ltd
Series 2015-AR-1A, 3.15%, (3M USD LIBOR + 1.26%), 05/21/29 (a) (c)	4,000	3,989
Series 2014-A-1RA, 3.04%, (3M USD LIBOR + 1.07%), 04/21/31 (a) (c)	2,000	1,985
Series 2016-1A, 3.01%, (3M USD LIBOR + 1.12%), 06/15/31 (a) (c)	2,000	1,977
Series 2019-B-1A, 4.20%, (3M USD LIBOR + 2.20%), 04/15/32 (a) (c)	1,000	998
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-2A-21, REMIC, 4.18%, 11/25/35 (a)	6,442	5,950
Structured Asset Investment Loan Trust
Series 2006-A1-3, REMIC, 1.95%, (1M USD LIBOR + 0.32%), 06/25/36 (a) (d)	7,325	5,593
Structured Asset Securities Corporation
Series 2005-1A1-5, REMIC, 5.75%, 04/25/35	8,063	6,835
Taco Bell Funding, LLC
Series 2018-A2I-1, 4.32%, 11/25/23 (c)	4,950	5,065

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

17

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
Textainer Marine Containers VII Ltd
Series 2019-A-1A, 3.96%, 10/20/26 (c)	4,733	4,777
The Goldman Sachs Group, Inc.
Series 2017-B-ROSS, 2.99%, (1M USD LIBOR + 1.25%), 06/15/20 (a) (c)	1,485	1,484
THL Credit Wind River CLO Ltd
Series 2013-AR-2A, 3.23%, (3M USD LIBOR + 1.23%), 10/18/30 (a) (c)	2,645	2,635
Series 2014-AR-2A, 3.14%, (3M USD LIBOR + 1.14%), 01/15/31 (a) (c)	1,000	993
TPG Real Estate Finance Issuer LTD
Series 2019-AS-FL3, 3.19%, (1M USD LIBOR + 1.60%), 03/15/24 (a) (c)	3,766	3,764
Trinity Rail Leasing LLC
Series 2010-A-1A, 5.19%, 01/16/31 (c)	4,038	4,366
UBS Commercial Mortgage Trust
Interest Only, Series 2017-XA-C1, REMIC, 1.57%, 06/17/50 (a)	20,010	1,750
Upgrade Receivables Trust
Series 2018-A-1A, 3.76%, 07/15/20 (c)	450	451
Upstart Securitization Trust
Series 2018-B-2, 4.45%, 12/22/25 (c)	3,509	3,526
Vantage Data Centers Issuer, LLC
Series 2018-A2-2A, 4.20%, 11/15/23 (c)	5,935	6,109
VCAT, LLC
Series 2019-A1-NPL2, 3.57%, 11/25/22 (c)	2,978	2,973
Velocity Commercial Capital Loan Trust
Series 2017-AFX-2, REMIC, 3.07%, 07/25/26 (a) (c)	6,415	6,583
Venture 34 CLO Ltd
Series 2018-A-34A, 3.23%, (3M USD LIBOR + 1.25%), 10/15/31 (a) (c)	2,750	2,726
Vericrest Opportunity Loan Transferee
Series 2019-A1A-NPL5, REMIC, 3.35%, 08/25/22 (c) (d)	13,713	13,687
Vibrant CLO Ltd
Series 2018-A1-10A, 3.17%, (3M USD LIBOR + 1.20%), 10/20/31 (a) (c)	3,000	2,982
Series 2015-A1RR-3A, REMIC, 3.22%, (3M USD LIBOR + 1.25%), 10/20/31 (a) (c)	1,200	1,189
VOLT LXXII LLC
Series 2018-A1A-NPL8, 4.21%, 10/25/21 (c) (d)	16,406	16,505
VOLT LXXX LLC
Series 2019-A1A-NPL6, REMIC, 3.23%, 09/25/22 (c) (d)	6,445	6,445
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2006-1A5-5, REMIC, 6.00%, 07/25/36	1,807	1,702
Series 2006-1A7-5, REMIC, 6.00%, 07/25/36	3,226	3,101
Series 2007-2A2-2, REMIC, 5.50%, 04/25/37	2,302	2,249
Waterfall Commercial Mortgage Trust
Series 2015-A-SBC5, REMIC, 4.10%, 09/19/22 (a) (c)	5,454	5,475
Wellfleet CLO Ltd
Series 2017-A1-2A, 3.22%, (3M USD LIBOR + 1.25%), 10/20/29 (a) (c)	3,000	2,999
Series 2017-A1-3A, 3.15%, (3M USD LIBOR + 1.15%), 01/17/31 (a) (c)	3,250	3,235
Series 2018-A1-2A, 3.17%, (3M USD LIBOR + 1.20%), 10/20/31 (a) (c)	2,000	1,989
Wells Fargo & Company
Interest Only, Series 2015-XA-P2, REMIC, 0.99%, 12/15/48 (a)	26,701	1,085
Wells Fargo Alternative Loan Trust
Series 2007-2A1-PA3, REMIC, 6.00%, 07/25/37	2,507	2,479
Series 2007-3A1-PA3, REMIC, 6.25%, 07/25/37	3,051	2,953
Series 2007-1A1-PA5, REMIC, 6.25%, 11/25/37	944	938
Wells Fargo Commercial Mortgage Trust
Series 2015-C-C31, REMIC, 4.61%, 11/15/25 (a)	1,850	1,959
Series 2015-D-NXS4, REMIC, 3.60%, 11/18/25 (a)	2,031	2,017
Series 2016-C-C32, REMIC, 4.72%, 01/16/26 (a)	1,577	1,660
Series 2016-C-C33, REMIC, 3.90%, 03/17/26	1,508	1,541
Series 2016-C-C34, REMIC, 5.03%, 04/17/26 (a)	2,855	3,110
Interest Only, Series 2015-XA-LC20, REMIC, 1.33%, 04/15/50 (a)	22,735	1,061
	Shares/Par[1]	Value ($)
Interest Only, Series 2016-XA-C33, REMIC, 1.75%, 03/17/59 (a)	14,912	1,117
Interest Only, Series 2019-XA-C54, REMIC, 0.97%, 12/17/52 (a)	37,694	2,558
Interest Only, Series 2017-XA-RC1, REMIC, 1.50%, 01/16/60 (a)	24,436	1,902
Wells Fargo Mortgage Backed Securities Trust
Series 2007-A38-7, REMIC, 6.00%, 06/25/37	1,929	1,922
WFRBS Commercial Mortgage Trust
Interest Only, Series 2014-XA-C19, REMIC, 1.03%, 03/15/47 (a)	19,971	632
Interest Only, Series 2014-XA-C25, REMIC, 0.83%, 11/15/47 (a)	26,302	869
WhiteHorse X Ltd
Series 2015-A1R-10A, 2.93%, (3M USD LIBOR + 0.93%), 04/17/27 (a) (c)	2,307	2,307
Willis Engine Structured Trust IV
Series 2018-A-A, 4.75%, 09/15/26 (c) (d)	1,879	1,962
York CLO-6 Ltd
Series 2019-A1-1A, 3.52%, (3M USD LIBOR + 1.35%), 07/22/32 (a) (c)	3,500	3,496
Zais CLO 2 Ltd
Series 2014-A1AR-2A, 3.14%, (3M USD LIBOR + 1.20%), 07/27/26 (a) (c)	1,758	1,759
Zais CLO 5 Ltd
Series 2016-A1-2A, 3.53%, (3M USD LIBOR + 1.53%), 10/16/28 (a) (c)	2,000	1,994
Total Non-U.S. Government Agency Asset-Backed Securities (cost $1,141,447)		1,153,743
SHORT TERM INVESTMENTS 4.4%
Investment Companies 4.4%
JNL Government Money Market Fund - Institutional Class, 1.48% (f) (g)	116,241	116,241
Total Short Term Investments (cost $116,241)		116,241
Total Investments 100.3% (cost $2,637,775)		2,684,091
Other Assets and Liabilities, Net (0.3)%		(7,793)
Total Net Assets 100.0%		2,676,298

(a)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b)  All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2019, the total payable for investments purchased on a delayed delivery basis was $17,552.

(c)   The Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2019, the value and the percentage of net assets of these liquid securities was $703,127 and 26.3% of the Fund.

(d)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2019.

(e)  Security is restricted to resale to institutional investors. See Restricted Securities table following the Schedules of Investments.

(f)  Investment in affiliate.

(g)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

18

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
JNL/PIMCO Investment Grade Credit Bond Fund
CORPORATE BONDS AND NOTES 60.4%
Financials 28.3%
AerCap Ireland Capital Designated Activity Company
3.50%, 05/26/22 - 01/15/25	400	411
4.45%, 04/03/26	600	644
3.65%, 07/21/27	1,400	1,440
AerCap Ireland Limited
4.25%, 07/01/20	500	506
4.50%, 05/15/21	450	465
3.95%, 02/01/22	400	414
AIA Group Limited
3.60%, 04/09/29 (a)	1,200	1,263
AIB Group Public Limited Company
4.26%, 04/10/25 (a)	600	635
Ally Financial Inc.
3.88%, 05/21/24	100	105
8.00%, 11/01/31	500	694
Ambac LSNI, LLC
6.94%, (3M USD LIBOR + 5.00%), 02/12/23 (a) (b)	491	498
Amcor Finance (USA), Inc.
3.63%, 04/28/26 (a)	400	412
American Financial Group, Inc.
3.50%, 08/15/26	900	929
American International Group, Inc.
5.75%, 04/01/48	100	110
4.38%, 01/15/55	400	439
Axis Bank Limited
3.25%, 05/21/20 (a)	500	501
Axis Bank Limited Singapore Branch
3.25%, 05/21/20 (c)	200	200
AXIS Specialty Finance PLC
4.00%, 12/06/27	700	740
Azul Investments LLP
5.88%, 10/26/24 (a)	100	104
Banco Bilbao Vizcaya Argentaria, S.A.
5.88%, (callable at 100 beginning 09/24/23), EUR (c) (d)	600	734
6.75%, (callable at 100 beginning 02/18/20), EUR (c) (d)	800	904
Banco do Brasil S.A
4.63%, 01/15/25 (a)	300	313
Banco General, S.A.
4.13%, 08/07/27 (a)	200	210
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte
6.75%, (callable at 100 beginning 09/27/24) (a) (d)	1,000	1,040
Banco Santander, S.A.
3.31%, 06/27/29	600	619
Banco Votorantim S.A.
4.50%, 09/24/24 (c)	1,000	1,031
Bancolombia SA
4.63%, 12/18/29	1,200	1,217
Bank of America Corporation
5.13%, (callable at 100 beginning 06/20/24) (d)	1,600	1,688
3.56%, 04/23/27	500	528
3.82%, 01/20/28 (b)	5,000	5,378
3.42%, 12/20/28	631	662
4.27%, 07/23/29	900	1,000
3.97%, 02/07/30	10,100	11,078
Barclays Bank PLC
7.63%, 11/21/22	2,400	2,696
Barclays PLC
7.13%, (callable at 100 beginning 06/15/25), GBP (d)	900	1,347
7.75%, (callable at 100 beginning 09/15/23) (d) (e)	1,100	1,202
7.88%, (callable at 100 beginning 03/15/22) (c) (d)	2,200	2,373
1.88%, 03/23/21, EUR (c)	200	229
3.28%, (3M USD LIBOR + 1.38%), 05/16/24 (b)	2,477	2,503
4.34%, 05/16/24 (b) (e)	200	210
	Shares/Par[1]	Value ($)
Bayer US Finance II LLC
3.88%, 12/15/23 (a)	500	525
4.25%, 12/15/25 (a)	300	323
BBVA Bancomer, S.A.
6.75%, 09/30/22 (a)	1,051	1,149
6.75%, 09/30/22 (c)	329	360
5.13%, 01/18/33 (c)	600	605
5.88%, 09/13/34 (a)	500	523
BGC Partners, Inc.
5.13%, 05/27/21	1,100	1,134
Blackstone Holdings Finance Co LLC
1.50%, 04/10/29, EUR (a)	800	945
BNP Paribas
7.00%, (callable at 100 beginning 08/16/28) (a) (d)	200	233
2.82%, 11/19/25 (a)	5,500	5,564
4.40%, 08/14/28 (a)	900	999
Boral Finance Pty Limited
3.75%, 05/01/28 (a)	1,300	1,310
BPCE
3.12%, (3M USD LIBOR + 1.22%), 05/22/22 (a) (b)	500	507
2.75%, 01/11/23 (a)	2,500	2,534
Brookfield Financial, Inc.
3.90%, 01/25/28	500	537
Brookfield Financial, LLC
4.00%, 04/01/24	500	536
BTG Pactual Holding S.A.
5.50%, 01/31/23 (a) (f)	600	627
4.50%, 01/10/25 (a)	1,200	1,216
Cantor Fitzgerald, L.P.
4.88%, 05/01/24 (a) (g)	600	640
Carlyle Finance LLC
3.50%, 09/19/29 (a)	500	500
Cemex Finance LLC
6.00%, 04/01/24 (c)	300	308
China Construction Bank (New Zealand) Limited
2.62%, (3M USD LIBOR + 0.75%), 12/20/21 (b) (c)	500	500
Cielo USA Inc.
3.75%, 11/16/22 (a)	600	600
Citigroup Inc.
5.00%, (callable at 100 beginning 09/12/24) (d) (f)	2,200	2,301
5.95%, (callable at 100 beginning 05/15/25) (d)	1,100	1,201
2.90%, 12/08/21	100	102
2.88%, 07/24/23	900	916
2.93%, (3M USD LIBOR + 1.02%), 06/01/24 (b)	600	608
4.08%, 04/23/29	1,200	1,314
2.98%, 11/05/30	5,800	5,882
Citizens Bank, National Association
3.75%, 02/18/26	600	641
CME Group Inc.
3.00%, 03/15/25	725	753
CNOOC Limited
3.00%, 05/09/23	600	610
Cooperatieve Rabobank U.A.
6.63%, (callable at 100 beginning 06/29/21), EUR (c) (d)	1,800	2,191
3.75%, 07/21/26	1,000	1,042
Credit Agricole SA
3.75%, 04/24/23 (a)	250	261
2.38%, 01/22/25 (a) (e)	500	500
Credit Suisse (USA), Inc.
3.00%, 10/29/21	300	305
Credit Suisse Group AG
6.38%, (callable at 100 beginning 08/21/26) (a) (d)	1,100	1,187
7.25%, (callable at 100 beginning 09/12/25) (a) (d)	500	559
7.50%, (callable at 100 beginning 07/17/23) (a) (d)	400	438
6.50%, 08/08/23 (c)	300	335
6.50%, 08/08/23 (a)	200	223
2.59%, 09/11/25 (a)	1,700	1,705

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

19

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
3.87%, 01/12/29 (a)	700	747
Credit Suisse Group Funding (Guernsey) Ltd
3.80%, 09/15/22	900	936
3.75%, 03/26/25	800	847
4.55%, 04/17/26	700	776
Credit Suisse Holdings (USA), Inc.
2.10%, 11/12/21	600	602
CSN Resources S.A.
6.50%, 07/21/20 (c)	200	203
DAE Funding LLC
5.75%, 11/15/23 (a)	1,100	1,155
Danske Bank A/S
3.24%, 12/20/25 (a)	1,000	1,010
Deutsche Bank Aktiengesellschaft
2.97%, (3M USD LIBOR + 0.97%), 07/13/20 (b)	1,100	1,101
3.15%, 01/22/21	500	502
4.25%, 10/14/21	2,200	2,255
5.00%, 02/14/22	900	939
3.09%, (3M USD LIBOR + 1.19%), 11/16/22 (b)	500	489
3.30%, 11/16/22	300	303
Diamond Finance International Limited
4.42%, 06/15/21 (a)	1,400	1,440
5.45%, 06/15/23 (a)	2,125	2,303
Digital Realty Trust, L.P.
3.60%, 07/01/29	100	104
Digital Stout Holding, LLC
3.75%, 10/17/30, GBP (c)	300	441
Discover Bank
3.10%, 06/04/20	250	251
Discover Financial Services
4.10%, 02/09/27	400	430
E*Trade Financial Corporation
5.88%, (callable at 100 beginning 09/15/26) (d)	1,000	1,068
Emerald Bay SA
0.00%, 10/19/20, EUR (c) (h)	100	109
Enel Finance International N.V.
4.25%, 09/14/23 (a)	1,000	1,059
3.63%, 05/25/27 (a)	400	414
Fairfax Financial Holdings Limited
2.75%, 03/29/28, EUR (a)	600	725
Fairstone Financial Inc.
7.88%, 07/15/24 (a)	500	538
Fidelity National Financial, Inc.
5.50%, 09/01/22	300	326
First American Financial Corporation
4.30%, 02/01/23	650	678
4.60%, 11/15/24	200	215
Flagstar Bancorp, Inc.
6.13%, 07/15/21	800	831
FMR LLC
4.95%, 02/01/33 (a)	700	856
Ford Motor Credit Company LLC
8.13%, 01/15/20	150	150
5.88%, 08/02/21	300	314
5.60%, 01/07/22	1,700	1,789
2.98%, (3M USD LIBOR + 1.08%), 08/03/22 (b)	1,400	1,379
3.10%, 05/04/23	200	199
Freedom Mortgage Corporation
10.75%, 04/01/24 (a)	1,200	1,248
8.13%, 11/15/24 (a)	100	98
8.25%, 04/15/25 (a)	100	98
GE Capital International Funding Company Unlimited Company
4.42%, 11/15/35	800	852
General Motors Financial Company, Inc.
3.54%, (3M USD LIBOR + 1.55%), 01/14/22 (b)	200	202
3.27%, (3M USD LIBOR + 1.31%), 06/30/22 (b)	400	403
3.55%, 07/08/22	1,500	1,540
Glencore Funding LLC
4.13%, 03/12/24 (a)	1,000	1,047
Global Payments Inc.
4.15%, 08/15/49	500	534
GLP Financing, LLC
5.30%, 01/15/29	700	777
	Shares/Par[1]	Value ($)
Greene King Finance PLC
5.32%, 09/15/31, GBP (c) (i)	400	621
High Street Funding Trust I
4.11%, 02/15/28 (a)	100	108
HSBC Holdings PLC
5.88%, (callable at 100 beginning 09/28/26), GBP (d)	700	1,020
6.50%, (callable at 100 beginning 03/23/28) (d) (e)	400	440
3.60%, 05/25/23	800	833
2.63%, 11/07/25 (e)	1,200	1,201
4.30%, 03/08/26	725	789
3.90%, 05/25/26	600	639
3.27%, (3M USD LIBOR + 1.38%), 09/12/26 (b) (e)	500	507
4.04%, 03/13/28 (b)	200	214
3.00%, 07/22/28, GBP (e)	700	977
4.58%, 06/19/29 (e)	1,100	1,228
3.97%, 05/22/30	6,700	7,210
Hyundai Capital America
2.70%, (3M USD LIBOR + 0.80%), 09/18/20 (a) (b)	800	802
Imperial Brands Finance PLC
3.75%, 07/21/22 (a)	900	927
Imperial Tobacco Finance Plc
3.50%, 02/11/23 (a)	400	410
Industrial and Commercial Bank of China Limited -
2.68%, (3M USD LIBOR + 0.75%), 12/21/21 (b) (c)	800	800
ING Groep N.V.
4.63%, 01/06/26 (a)	1,000	1,110
Intesa Sanpaolo S.p.A.
6.50%, 02/24/21 (a)	250	261
5.71%, 01/15/26 (a)	875	947
Jefferies Finance LLC
7.25%, 08/15/24 (a)	400	411
JPMorgan Chase & Co.
5.41%, (3M USD LIBOR + 3.47%), (callable at 100 beginning 04/30/20) (b) (d)	537	541
3.56%, 04/23/24	235	245
3.22%, 03/01/25	1,380	1,429
2.30%, 10/15/25	2,800	2,793
3.30%, 04/01/26	1,700	1,786
3.78%, 02/01/28 (b)	7,000	7,531
2.74%, 10/15/30	11,100	11,088
Lazard Group LLC
3.75%, 02/13/25	300	316
4.50%, 09/19/28	1,200	1,328
4.38%, 03/11/29	400	437
LeasePlan Corporation N.V.
2.88%, 10/24/24 (a)	900	899
Legg Mason, Inc.
3.95%, 07/15/24	100	105
Lloyds Banking Group PLC
7.63%, (callable at 100 beginning 06/27/23), GBP (c) (d) (e)	1,000	1,485
2.73%, (3M USD LIBOR + 0.80%), 06/21/21 (b)	400	402
4.05%, 08/16/23 (e)	1,600	1,691
4.45%, 05/08/25 (e)	800	872
4.58%, 12/10/25	400	432
Meiji Yasuda Life Insurance Company
5.10%, 04/26/48 (a)	200	227
Mitsubishi UFJ Financial Group Inc
2.80%, (3M USD LIBOR + 0.86%), 07/26/23 (b)	300	302
2.80%, 07/18/24	1,800	1,835
Mitsubishi UFJ Lease & Finance Company Limited
2.65%, 09/19/22 (a)	700	704
Mizuho Financial Group Inc
2.63%, 04/12/21 (a)	700	705
2.77%, (3M USD LIBOR + 0.88%), 09/11/22 (b)	800	806
2.74%, (3M USD LIBOR + 0.85%), 09/13/23 (b)	2,200	2,213
2.87%, 09/13/30	4,400	4,392
Moody's Corporation
4.50%, 09/01/22	200	212

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

20

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
4.88%, 02/15/24	290	319
Morgan Stanley
3.13%, 01/23/23	3,400	3,490
3.88%, 01/27/26	300	323
MUFG Americas Holdings Corporation
3.00%, 02/10/25	800	816
MUFG Union Bank, National Association
2.10%, 12/09/22	1,300	1,302
Multibank, Inc.
4.38%, 11/09/22 (a)	200	207
Nationwide Building Society
10.25%, GBP (d)	535	1,177
Nationwide Financial Services, Inc.
3.90%, 11/30/49 (a)	500	521
NatWest Markets PLC
7.50%, (callable at 100 beginning 08/10/20) (d) (e)	700	715
Navient Corporation
5.88%, 03/25/21	100	104
6.50%, 06/15/22	200	217
New York Life Insurance Company
4.45%, 05/15/69 (a)	600	681
Nordea Bank Abp
6.63%, (callable at 100 beginning 03/26/26) (a) (d)	300	332
Novatek Finance Designated Activity Company
4.42%, 12/13/22 (c)	500	523
NTT Finance Corporation
1.90%, 07/21/21 (c)	2,050	2,042
Nuveen Finance, LLC
4.13%, 11/01/24 (a)	500	541
Pacific National Finance Pty Ltd
4.63%, 09/23/20 (a)	600	609
Petrobras Global Finance B.V.
5.09%, 01/15/30 (a)	178	191
7.25%, 03/17/44	900	1,089
Principal Financial Group, Inc.
3.70%, 05/15/29	100	109
Protective Life Corporation
4.30%, 09/30/28 (a)	1,000	1,091
3.40%, 01/15/30 (a)	700	716
RBS Capital Trust II
6.43%, (callable at 100 beginning 01/03/34) (d)	400	563
Reckson Operating Partnership, L.P.
7.75%, 03/15/20	1,400	1,416
Reinsurance Group of America, Incorporated
3.95%, 09/15/26	600	642
Rio Oil Finance Trust
9.25%, 07/06/24 (c) (i)	346	388
9.25%, 07/06/24 (a)	144	162
9.75%, 01/06/27 (a)	173	204
8.20%, 04/06/28 (a)	600	694
RKPF Overseas 2019 A Ltd
6.70%, 09/30/24 (c)	300	310
Santander Holdings USA, Inc.
3.40%, 01/18/23	1,100	1,128
3.50%, 06/07/24	600	617
3.24%, 10/05/26 (a)	2,200	2,211
4.40%, 07/13/27	100	108
Santander UK Group Holdings PLC
7.38%, (callable at 100 beginning 06/24/22), GBP (c) (d)	295	425
4.80%, 11/15/24	532	573
4.75%, 09/15/25 (a)	600	645
Santander UK PLC
3.40%, 06/01/21 (e)	500	510
3.75%, 11/15/21 (e)	2,100	2,165
5.00%, 11/07/23 (a)	300	323
2.88%, 06/18/24	800	817
Sasol Financing USA LLC
5.88%, 03/27/24	400	435
SB Capital S.A.
6.13%, 02/07/22 (c)	1,500	1,604
5.13%, 10/29/22 (c)	200	212
	Shares/Par[1]	Value ($)
5.25%, 05/23/23 (c)	200	215
SBL Holdings, LLC
5.13%, 11/13/26 (a)	700	705
Shriram Transport Finance Company Limited
5.95%, 10/24/22 (c)	900	926
SLM Corporation
8.00%, 03/25/20	99	100
7.25%, 01/25/22	100	109
5.13%, 04/05/22	400	414
SMBC Aviation Capital Finance Designated Activity Company
2.65%, 07/15/21 (a)	1,700	1,706
3.00%, 07/15/22 (a)	800	810
3.55%, 04/15/24 (a)	1,100	1,141
Spirit Realty, L.P.
4.00%, 07/15/29	500	525
Springleaf Finance Corporation
8.25%, 12/15/20	100	105
7.75%, 10/01/21	800	868
Standard Chartered PLC
3.79%, 05/21/25 (a)	1,000	1,041
State Bank of India
3.25%, 01/24/22 (c)	700	708
State Street Corporation
5.63%, (callable at 100 beginning 12/15/23) (d)	400	424
Stearns Holdings, LLC
5.00%, 11/05/24 (a)	13	8
Stichting AK Rabobank Certificaten II
6.50%, EUR (c) (d) (i)	600	855
Sumitomo Mitsui Financial Group, Inc.
3.57%, (3M USD LIBOR + 1.68%), 03/09/21 (b)	1,200	1,219
3.11%, (3M USD LIBOR + 1.14%), 10/19/21 (b)	1,300	1,317
2.78%, (3M USD LIBOR + 0.78%), 07/12/22 (b)	500	503
3.04%, 07/16/29	4,300	4,385
Sunac China Holdings Limited
8.63%, 07/27/20 (c)	300	306
6.88%, 08/08/20 (c)	200	202
8.38%, 01/15/21 (c)	700	720
Sydney Airport Finance Company Pty Limited
3.63%, 04/28/26 (a)	200	207
Synchrony Financial
2.70%, 02/03/20	100	100
3.13%, (3M USD LIBOR + 1.23%), 02/03/20 (b)	200	200
4.38%, 03/19/24	400	427
4.25%, 08/15/24	100	107
3.95%, 12/01/27	2,900	3,041
Syngenta Finance N.V.
3.93%, 04/23/21 (a)	300	306
4.44%, 04/24/23 (a)	200	209
4.89%, 04/24/25 (a)	200	214
5.18%, 04/24/28 (a)	1,900	2,040
Tesco Property Finance 5 PLC
5.66%, 10/13/41, GBP (c)	589	1,009
The Bank of New York Mellon Corporation
2.80%, 05/04/26	1,800	1,849
The Blackstone Group L.P.
2.50%, 01/10/30 (a)	5,700	5,613
5.00%, 06/15/44 (a)	300	364
The Charles Schwab Corporation
5.00%, (callable at 100 beginning 12/01/27) (d)	500	526
The Depository Trust & Clearing Corporation
4.88%, (callable at 100 beginning 06/15/20) (a) (d)	250	252
The Goldman Sachs Group, Inc.
5.25%, 07/27/21	500	525
2.66%, (3M USD LIBOR + 0.75%), 02/23/23 (b)	600	603
3.50%, 01/23/25	600	630
3.75%, 02/25/26	1,000	1,060
3.69%, 06/05/28 (b)	400	425
4.22%, 05/01/29	2,400	2,641
The Royal Bank of Scotland Group Public Limited Company
7.65%, (callable at 100 beginning 09/30/31) (d)	100	140

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

21

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
8.63%, (callable at 100 beginning 08/15/21) (d) (e)	1,699	1,826
2.00%, 03/08/23, EUR	200	232
6.00%, 12/19/23	1,000	1,111
3.50%, (3M USD LIBOR + 1.55%), 06/25/24 (b)	1,801	1,835
4.52%, 06/25/24 (b) (e)	1,100	1,166
4.27%, 03/22/25 (e)	1,400	1,488
1.75%, 03/02/26, EUR (c)	600	706
5.08%, 01/27/30 (b) (e)	200	230
UBS AG
7.63%, 08/17/22	2,403	2,704
4.75%, 02/12/26, EUR (b) (c)	400	471
UBS Group AG
3.13%, 08/13/30 (a)	400	407
UBS Group Funding (Jersey) Limited
4.13%, 09/24/25 (a)	250	271
UBS Group Funding Switzerland AG
3.49%, 05/23/23 (a)	2,600	2,677
UniCredit S.p.A.
6.57%, 01/14/22 (a) (f)	500	536
7.83%, 12/04/23 (a)	1,200	1,399
Union Pacific Corporation
3.95%, 08/15/59	300	314
UnitedHealth Group Incorporated
3.50%, 08/15/39	800	837
Virgin Media Secured Finance PLC
6.25%, 03/28/29, GBP (c)	90	127
4.25%, 01/15/30, GBP (a)	300	404
Volkswagen Group of America, Inc.
2.79%, (3M USD LIBOR + 0.86%), 09/24/21 (a) (b) (f)	900	906
2.84%, (3M USD LIBOR + 0.94%), 11/12/21 (a) (b)	500	504
Volkswagen Leasing Gesellschaft Mit Beschrankter Haftung
2.13%, 04/04/22, EUR (c)	700	820
Wand Merger Corporation
8.13%, 07/15/23 (a)	300	318
Wells Fargo & Company
2.63%, 07/22/22	300	304
3.05%, (3M USD LIBOR + 1.11%), 01/24/23 (b)	1,500	1,529
3.16%, (3M USD LIBOR + 1.23%), 10/31/23 (b)	1,400	1,432
3.30%, 09/09/24	950	996
3.55%, 09/29/25	900	952
2.41%, 10/30/25	2,700	2,700
3.20%, 06/17/27	800	829
3.58%, 05/22/28 (b)	4,800	5,102
Wells Fargo Bank, National Association
2.54%, (3M USD LIBOR + 0.62%), 05/27/22 (b)	250	251
2.90%, 05/27/22	350	354
3.55%, 08/14/23	1,000	1,047
Willis North America Inc.
2.95%, 09/15/29	5,500	5,445
Woodside Finance Limited
4.60%, 05/10/21 (a)	600	615
3.65%, 03/05/25 (a)	600	622
4.50%, 03/04/29 (a)	2,000	2,178
XLIT Ltd
4.45%, 03/31/25	400	436
ZLS Prestigia Ltd
4.75%, 08/01/28	400	446
		314,829
Real Estate 5.2%
Alexandria Real Estate Equities, Inc.
4.00%, 01/15/24	300	320
4.50%, 07/30/29	500	563
2.75%, 12/15/29	2,600	2,566
American Campus Communities Operating Partnership LP
3.75%, 04/15/23	1,050	1,094
American Homes 4 Rent, L.P.
4.25%, 02/15/28	1,200	1,276
American Tower Corporation
3.45%, 09/15/21	200	205
	Shares/Par[1]	Value ($)
3.50%, 01/31/23	750	777
3.00%, 06/15/23	600	614
2.95%, 01/15/25	1,700	1,734
4.00%, 06/01/25	1,000	1,069
2.75%, 01/15/27	1,900	1,900
3.13%, 01/15/27	400	408
3.80%, 08/15/29	700	747
Brixmor Operating Partnership LP
3.25%, 09/15/23	200	206
3.90%, 03/15/27	700	733
CBL & Associates Limited Partnership
5.95%, 12/15/26 (f)	1,600	968
Central China Real Estate Limited
6.75%, 11/08/21 (c)	800	799
China Evergrande Group
7.00%, 03/23/20 (c)	300	299
6.25%, 06/28/21 (c)	1,000	946
Columbia Property Trust Operating Partnership, L.P.
3.65%, 08/15/26	700	714
Country Garden Holdings Company Limited
7.50%, 03/09/20 (c)	1,000	1,002
Crown Castle International Corp.
4.88%, 04/15/22	300	318
5.25%, 01/15/23	400	434
3.80%, 02/15/28	900	957
4.30%, 02/15/29 (f)	1,800	1,986
4.00%, 11/15/49	1,501	1,564
EPR Properties
4.75%, 12/15/26	200	217
4.50%, 04/01/25 - 06/01/27	1,900	2,035
4.95%, 04/15/28	1,100	1,203
3.75%, 08/15/29	200	202
Equinix, Inc.
2.63%, 11/18/24	600	602
Essex Portfolio, L.P.
3.50%, 04/01/25	900	943
Fideicomiso Fibra Uno
6.95%, 01/30/44 (a)	1,000	1,164
GLP Financing, LLC
3.35%, 09/01/24	400	409
Guangzhou Times Holdings Group Co., Ltd.
7.63%, 02/21/22 (c)	400	414
Highwoods Realty Limited Partnership
3.05%, 02/15/30	400	395
Hospitality Properties Trust
4.50%, 06/15/23	200	207
4.95%, 02/15/27	300	307
Host Hotels & Resorts, L.P.
3.88%, 04/01/24	200	210
4.00%, 06/15/25	300	321
4.50%, 02/01/26	100	108
Kilroy Realty, L.P.
4.38%, 10/01/25	300	325
3.05%, 02/15/30	6,000	5,914
Kimco Realty Corporation
2.80%, 10/01/26	700	701
Mack-Cali Realty, L.P.
4.50%, 04/18/22	500	504
Mid-America Apartments, L.P.
4.30%, 10/15/23	50	53
3.75%, 06/15/24	100	105
3.95%, 03/15/29	600	654
Mitsui Fudosan Co., Ltd.
3.65%, 07/20/27 (a) (f)	900	953
Newmark Group, Inc.
6.13%, 11/15/23 (g)	700	771
Omega Healthcare Investors, Inc.
4.38%, 08/01/23 (f)	800	849
Physicians Realty L.P.
4.30%, 03/15/27	100	106
3.95%, 01/15/28	200	209
Reckson Operating Partnership, L.P.
4.50%, 12/01/22	100	106

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

22

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
Regency Centers, L.P.
2.95%, 09/15/29	300	300
Ronshine China Holdings Limited
11.25%, 08/22/21 (c)	500	532
Sabra Health Care Limited Partnership
4.80%, 06/01/24	1,000	1,062
Select Income REIT
4.25%, 05/15/24	100	104
SL Green Operating Partnership, L.P.
3.25%, 10/15/22	500	512
Spirit Realty, L.P.
4.45%, 09/15/26	200	215
Store Capital Corporation
4.63%, 03/15/29	200	221
Sunac China Holdings Limited
7.25%, 06/14/22 (c)	700	720
UDR, Inc.
4.00%, 10/01/25	350	377
Vanke Real Estate (Hong Kong) Company Limited
4.20%, 06/07/24 (c)	800	835
Ventas Realty, Limited Partnership
4.40%, 01/15/29	900	990
Vereit Operating Partnership, L.P.
3.95%, 08/15/27	400	421
3.10%, 12/15/29	700	687
W.P. Carey Inc.
4.00%, 02/01/25	1,000	1,051
4.25%, 10/01/26	700	750
Washington Prime Group, L.P.
6.45%, 08/15/24	1,300	1,201
Weyerhaeuser Company
4.63%, 09/15/23	500	538
8.50%, 01/15/25	500	632
7.38%, 03/15/32	1,600	2,215
		57,549
Energy 4.7%
APT Pipelines Limited
4.20%, 03/23/25 (a)	500	532
Azure Power Solar Energy Private Limited
5.65%, 12/24/24 (a)	600	614
Cameron LNG, LLC
3.40%, 01/15/38 (a)	1,300	1,308
Cenovus Energy Inc.
4.25%, 04/15/27	1,100	1,165
Cheniere Corpus Christi Holdings, LLC
7.00%, 06/30/24	650	750
5.13%, 06/30/27	5,000	5,534
3.70%, 11/15/29 (a)	800	818
Cnooc Curtis Funding No.1 Pty Ltd
4.50%, 10/03/23 (c)	1,100	1,179
Continental Resources, Inc.
3.80%, 06/01/24	500	517
El Paso LLC
6.50%, 09/15/20	200	206
Enable Midstream Partners, LP
4.40%, 03/15/27	800	800
4.95%, 05/15/28	500	505
5.00%, 05/15/44 (i)	645	578
Endeavor Energy Resources, L.P.
5.75%, 01/30/28 (a)	500	526
Energy Transfer LP
4.25%, 03/15/23	200	209
4.20%, 04/15/27	100	105
4.90%, 03/15/35	554	577
7.50%, 07/01/38	200	256
6.05%, 06/01/41	1,300	1,467
6.50%, 02/01/42	100	119
Energy Transfer Operating, L.P.
6.25%, 04/15/49	600	725
Enterprise Products Operating LLC
3.90%, 02/15/24	100	106
3.75%, 02/15/25	400	427
4.88%, 08/16/77 (b)	500	494
	Shares/Par[1]	Value ($)
EQM Midstream Partners, LP
4.00%, 08/01/24	500	484
4.13%, 12/01/26	100	94
EQT Corporation
3.90%, 10/01/27 (f)	300	279
Gaz Capital S.A.
6.51%, 03/07/22 (c)	500	543
3.13%, 11/17/23, EUR (a)	400	490
2.95%, 01/24/24, EUR (c)	1,600	1,943
2.25%, 11/22/24, EUR (c)	200	238
4.95%, 03/23/27 (c)	600	670
GPN Capital S.A.
4.38%, 09/19/22 (c)	300	312
Greenko Dutch B.V.
4.88%, 07/24/22 (c)	300	300
5.25%, 07/24/24 (c)	400	406
5.25%, 07/24/24 (a)	200	203
Hess Corporation
7.30%, 08/15/31	65	83
Kinder Morgan, Inc.
3.28%, (3M USD LIBOR + 1.28%), 01/15/23 (b)	1,300	1,316
Midwest Connector Capital Company LLC
3.63%, 04/01/22 (a)	400	411
MPLX LP
5.25%, 01/15/25 (a)	600	630
4.50%, 04/15/38	200	203
4.90%, 04/15/58	300	304
Occidental Petroleum Corporation
6.95%, 07/01/24	300	353
4.40%, 08/15/49	600	617
Odebrecht Offshore Drilling Finance Ltd.
6.35%, 12/01/21 (a)	38	38
6.72%, 12/01/22 (c)	33	32
7.35%, 12/01/26 (a) (j)	134	73
7.72%, 12/01/26 (c) (j)	146	36
Odebrecht Oleo E Gas S/A
0.00%, (callable at 100 beginning 02/10/20) (a) (d) (h)	90	1
Oneok Partners, L.P.
4.90%, 03/15/25	1,000	1,098
6.85%, 10/15/37	200	256
ONEOK, Inc.
4.00%, 07/13/27	300	318
4.35%, 03/15/29	2,500	2,708
Parsley Energy, LLC
5.63%, 10/15/27 (a)	100	106
Petroleos Mexicanos
6.50%, 03/13/27	2,900	3,074
6.84%, 01/23/30 (a)	2,500	2,675
Pioneer Natural Resources Company
7.50%, 01/15/20	100	100
3.45%, 01/15/21	1,400	1,420
4.45%, 01/15/26	400	438
Plains All American Pipeline, L.P.
2.85%, 01/31/23	200	202
3.60%, 11/01/24	100	103
5.15%, 06/01/42	200	201
Ras Laffan Liquefied Natural Gas Company Limited (II)
5.84%, 09/30/27 (a)	250	287
Regency Energy Partners LP
5.75%, 09/01/20	200	203
5.88%, 03/01/22	1,000	1,062
5.00%, 10/01/22	100	106
Sabine Pass Liquefaction, LLC
5.63%, 02/01/21 (i)	100	103
6.25%, 03/15/22	300	322
5.63%, 04/15/23	800	870
5.75%, 05/15/24	1,510	1,684
5.88%, 06/30/26	1,200	1,377
Terraform Power Operating, LLC
4.25%, 01/31/23 (a)	100	103
TransCanada PipeLines Limited
4.63%, 03/01/34	800	914

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

23

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
TransCanada Trust
5.30%, 03/15/77 (b)	875	895
Transcontinental Gas Pipe Line Company, LLC
4.00%, 03/15/28	800	853
Transocean Guardian Limited
5.88%, 01/15/24 (a)	356	364
Transocean Ltd.
5.38%, 05/15/23 (a)	200	203
Transocean Pontus Limited
6.13%, 08/01/25 (a)	89	91
WPX Energy, Inc.
5.75%, 06/01/26	100	107
		51,819
Communication Services 4.6%
Activision Blizzard, Inc.
3.40%, 09/15/26	900	944
Altice Financing S.A.
6.63%, 02/15/23 (a)	300	305
America Movil, S.A.B. De C.V.
5.00%, 03/30/20	58	58
AT&T Inc.
3.95%, 01/15/25	100	107
4.10%, 02/15/28	1,520	1,652
4.80%, 06/15/44	200	227
4.35%, 06/15/45	100	108
4.75%, 05/15/46	4,900	5,525
5.15%, 11/15/46	2,200	2,620
5.45%, 03/01/47	1,400	1,730
4.50%, 03/09/48	600	662
4.55%, 03/09/49	700	772
Baidu, Inc.
3.00%, 06/30/20	400	402
4.38%, 05/14/24	200	213
4.88%, 11/14/28	1,100	1,235
CC Holdings GS V LLC
3.85%, 04/15/23	200	209
Charter Communications Operating, LLC
4.50%, 02/01/24	1,500	1,613
3.75%, 02/15/28	300	310
5.05%, 03/30/29	100	113
5.38%, 05/01/47	400	448
5.75%, 04/01/48	300	350
4.80%, 03/01/50	2,000	2,097
Comcast Corporation
3.15%, 03/01/26	200	209
2.35%, 01/15/27	200	200
3.30%, 02/01/27	400	423
4.15%, 10/15/28	1,700	1,912
2.65%, 02/01/30	2,000	2,009
4.50%, 01/15/43	500	584
4.60%, 08/15/45	400	478
3.40%, 07/15/46	1,200	1,209
4.70%, 10/15/48	4,500	5,538
4.00%, 11/01/49	300	333
Crown Communication Inc.
4.24%, 07/15/28 (a)	100	108
Diamond Sports Group, LLC
5.38%, 08/15/26 (a)	600	608
Discovery Communications, LLC
3.45%, 03/15/25	100	104
DISH DBS Corporation
6.75%, 06/01/21	1,000	1,052
Globo Comunicacao e Participacoes S.A.
4.88%, 04/11/22 (a)	200	208
MTN (Mauritius) Investments Limited
4.76%, 11/11/24 (a)	200	205
Netflix, Inc.
3.88%, 11/15/29, EUR (a)	400	474
OI S.A. - In Judicial Reorganization
10.00%, 07/27/25 (j)	400	361
RELX Capital Inc.
3.50%, 03/16/23	200	208
	Shares/Par[1]	Value ($)
Rogers Communications Inc.
3.70%, 11/15/49	300	304
Spectrum Management Holding Company, LLC
4.13%, 02/15/21	1,000	1,016
6.75%, 06/15/39	1,200	1,516
4.50%, 09/15/42	300	300
Sprint Corporation
7.25%, 09/15/21	1,300	1,378
7.88%, 09/15/23	400	442
Sprint Spectrum Co LLC
3.36%, 09/20/21 (a)	656	662
Tencent Holdings Limited
3.98%, 04/11/29 (a)	2,100	2,263
Time Warner Cable Enterprises LLC
8.38%, 07/15/33	100	140
TWDC Enterprise 18 Corp.
2.00%, 09/01/29	3,200	3,103
United Group B.V.
4.38%, 07/01/22, EUR (a)	200	229
Univision Communications Inc.
5.13%, 02/15/25 (a)	900	889
Verizon Communications Inc.
4.13%, 03/16/27	300	333
Vodafone Group Public Limited Company
4.38%, 05/30/28	200	222
7.00%, 04/04/79	200	235
		50,955
Industrials 4.0%
A.P. Moller - Maersk A/S
3.88%, 09/28/25 (a)	800	836
Adani Ports and Special Economic Zone Limited
3.38%, 07/24/24 (a)	900	908
Aircastle Limited
4.40%, 09/25/23	600	636
Allegion Public Limited Company
3.50%, 10/01/29	2,100	2,143
Allegion US Holding Company Inc.
3.20%, 10/01/24	400	410
3.55%, 10/01/27	100	103
Aviation Capital Group LLC
7.13%, 10/15/20 (a)	750	779
2.61%, (3M USD LIBOR + 0.67%), 07/30/21 (a) (b)	200	200
2.88%, 01/20/22 (a)	300	302
3.88%, 05/01/23 (a)	700	724
4.38%, 01/30/24 (a)	200	211
3.50%, 11/01/27 (a)	732	737
Avolon Holdings Funding Limited
5.25%, 05/15/24 (a)	500	547
Beacon Roofing Supply, Inc.
4.88%, 11/01/25 (a)	200	201
BOC Aviation Limited
2.75%, 09/18/22 (a) (f)	400	401
3.50%, 10/10/24 - 09/18/27 (a)	2,800	2,884
Bombardier Inc.
5.75%, 03/15/22 (a)	200	207
Delhi International Airport Private Limited
6.13%, 10/31/26 (a)	300	322
DP World Crescent Limited
4.85%, 09/26/28 (a)	1,500	1,646
FedEx Corporation
3.10%, 08/05/29	400	399
Fortress Transportation and Infrastructrue Investors LLC
6.50%, 10/01/25 (a)	600	633
Fortune Brands Home & Security, Inc.
4.00%, 09/21/23	200	210
3.25%, 09/15/29	800	805
GATX Corporation
3.50%, 03/15/28	500	511
General Electric Capital Corporation
5.55%, 01/05/26	1,800	2,053

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

24

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
General Electric Company
5.00%, (callable at 100 beginning 01/21/21) (d)	2,300	2,254
0.38%, 05/17/22, EUR	1,200	1,347
GMR Hyderabad International Airport Limited
5.38%, 04/10/24 (c)	600	622
Harris Corporation
2.42%, (3M USD LIBOR + 0.48%), 04/30/20 (b)	300	300
International Lease Finance Corporation
8.25%, 12/15/20	600	634
8.63%, 01/15/22	200	225
Kansas City Southern
3.00%, 05/15/23	200	204
3.13%, 06/01/26	500	511
Masco Corporation
5.95%, 03/15/22	650	698
Massachusetts Institute of Technology
4.68%, 07/01/14	200	258
Norfolk Southern Corporation
4.15%, 02/28/48	400	451
Owens Corning
4.20%, 12/01/24	200	211
3.40%, 08/15/26	800	812
Park Aerospace Holdings Limited
5.25%, 08/15/22 (a)	2,773	2,957
4.50%, 03/15/23 (a)	900	944
Penske Truck Leasing Co., L.P.
3.40%, 11/15/26 (a)	1,000	1,018
Spirit AeroSystems, Inc.
3.95%, 06/15/23	1,000	1,029
4.60%, 06/15/28	3,300	3,469
SPX Flow, Inc.
5.88%, 08/15/26 (a)	200	212
Standard Industries Inc.
5.00%, 02/15/27 (a)	200	209
4.75%, 01/15/28 (a)	2,100	2,155
Textron Inc.
2.45%, (3M USD LIBOR + 0.55%), 11/10/20 (b)	700	700
The ADT Security Corporation
3.50%, 07/15/22	100	102
The Boeing Company
2.95%, 02/01/30	300	307
Triumph Group, Inc.
6.25%, 09/15/24 (a)	300	316
Verisk Analytics, Inc.
4.13%, 09/12/22 - 03/15/29	500	544
ZLS Prestigia Ltd
3.63%, 05/01/24	1,100	1,146
4.25%, 05/01/29	2,100	2,266
		44,709
Consumer Discretionary 3.1%
Alibaba Group Holding Limited
3.60%, 11/28/24	300	315
Amazon.com, Inc.
3.80%, 12/05/24	100	108
5.20%, 12/03/25	100	116
3.15%, 08/22/27	300	317
Aptiv PLC
4.35%, 03/15/29	800	867
Bacardi Limited
4.45%, 05/15/25 (a)	2,100	2,261
2.75%, 07/15/26 (a)	300	295
Cox Communications Inc.
3.15%, 08/15/24 (a)	800	822
D.R. Horton, Inc.
4.38%, 09/15/22	200	209
Discovery Communications, LLC
4.13%, 05/15/29	700	755
Expedia Group, Inc.
3.80%, 02/15/28	500	510
Ford Motor Credit Company LLC
3.55%, 10/07/22	2,200	2,226
GLP Financing, LLC
5.25%, 06/01/25	400	440
	Shares/Par[1]	Value ($)
5.75%, 06/01/28	300	341
Hilton Worldwide Holdings Inc.
4.88%, 04/01/27	400	426
IHO Verwaltungs GmbH
3.88%, 05/15/27, EUR (a) (j)	400	475
6.38%, 05/15/29 (a) (j)	100	108
Las Vegas Sands Corp.
3.20%, 08/08/24	5,400	5,547
2.90%, 06/25/25	200	202
3.50%, 08/18/26	800	820
McDonald's Corporation
3.63%, 09/01/49	400	407
MCE Finance Limited
4.88%, 06/06/25 (a)	800	820
5.25%, 04/26/26 (a)	500	518
5.63%, 07/17/27 (a)	200	208
5.38%, 12/04/29 (a)	1,400	1,445
MGM China Holdings Limited
5.88%, 05/15/26 (a)	1,200	1,276
MGM Resorts International
5.50%, 04/15/27	100	111
Newell Rubbermaid Inc.
3.85%, 04/01/23 (g)	1,300	1,350
Nissan Motor Acceptance Corporation
2.65%, 07/13/22 (a)	500	501
QVC, Inc.
5.13%, 07/02/22	200	211
4.38%, 03/15/23	900	928
4.85%, 04/01/24	200	210
4.45%, 02/15/25	500	517
Restaurant Brands International Limited Partnership
4.25%, 05/15/24 (a)	200	205
Sands China Ltd.
4.60%, 08/08/23 (g)	500	528
5.13%, 08/08/25 (g)	600	661
5.40%, 08/08/28 (g)	700	790
Schaeffler Finance B.V.
3.25%, 05/15/25, EUR (c)	100	115
Studio City Finance Ltd.
7.25%, 02/11/24 (a)	500	531
Whirlpool Corporation
4.75%, 02/26/29	200	223
Wyndham Destinations, Inc.
5.75%, 04/01/27 (g)	700	761
4.63%, 03/01/30 (a)	1,000	998
Wynn Macau, Limited
4.88%, 10/01/24 (a)	400	409
5.50%, 10/01/27 (a)	1,800	1,869
5.13%, 12/15/29 (a)	800	816
Wynn Resorts Finance, LLC
5.13%, 10/01/29 (a) (f)	1,100	1,182
		34,750
Health Care 3.0%
Adventist Health System/Sunbelt, Inc.
2.95%, 03/01/29	1,000	989
Allergan Funding SCS
3.45%, 03/15/22	975	997
Amgen Inc.
2.25%, 08/19/23	800	803
2.60%, 08/19/26	700	708
Anthem, Inc.
4.10%, 03/01/28	600	652
Bausch Health Companies Inc.
9.25%, 04/01/26 (a)	700	804
Boston Scientific Corporation
3.38%, 05/15/22	775	799
3.75%, 03/01/26	700	750
4.00%, 03/01/29	600	663
4.70%, 03/01/49	4,500	5,455
Bristol-Myers Squibb Company
3.40%, 07/26/29 (a)	1,300	1,391
4.35%, 11/15/47 (a)	200	236
4.55%, 02/20/48 (a)	100	122

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

25

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
Centene Corporation
4.25%, 12/15/27 (a)	600	618
Cigna Holding Company
3.40%, 09/17/21	1,997	2,043
CommonSpirit Health
2.76%, 10/01/24	500	504
Community Health Systems, Inc.
5.13%, 08/01/21 (f)	100	100
6.25%, 03/31/23	400	406
8.63%, 01/15/24 (a)	1,100	1,168
CVS Health Corporation
4.30%, 03/25/28	1,100	1,201
3.25%, 08/15/29	1,600	1,631
7.51%, 01/10/32 (a)	51	64
Fresenius Medical Care
4.75%, 10/15/24 (a)	700	751
GlaxoSmithKline Capital Inc.
6.38%, 05/15/38	200	288
HCA Inc.
5.25%, 06/15/26	300	336
5.50%, 06/15/47	900	1,032
Humana Inc.
3.95%, 08/15/49	400	418
Laboratory Corporation of America Holdings
3.60%, 02/01/25	900	947
Medtronic, Inc.
3.50%, 03/15/25	112	120
Merck & Co., Inc.
2.75%, 02/10/25	300	311
Mylan N.V.
3.95%, 06/15/26	2,700	2,807
Stryker Corporation
3.50%, 03/15/26	475	506
Teva Pharmaceutical Finance Netherlands II B.V.
0.38%, 07/25/20, EUR (c)	122	136
Teva Pharmaceutical Finance Netherlands III B.V.
2.20%, 07/21/21	389	377
Thermo Fisher Scientific Inc.
2.60%, 10/01/29	1,100	1,087
Zimmer Biomet Holdings, Inc.
3.70%, 03/19/23	900	937
3.55%, 04/01/25	900	946
Zoetis Inc.
4.50%, 11/13/25	200	221
3.00%, 09/12/27 (f)	300	307
		33,631
Information Technology 2.9%
21Vianet Group, Inc.
7.88%, 10/15/21 (c)	500	499
Apple Inc.
2.20%, 09/11/29	1,500	1,470
Arrow Electronics, Inc.
3.25%, 09/08/24	600	616
Broadcom Corporation
3.00%, 01/15/22	1,400	1,419
3.63%, 01/15/24	1,500	1,552
Broadcom Inc.
3.13%, 10/15/22 (a)	400	407
3.63%, 10/15/24 (a)	200	207
4.25%, 04/15/26 (a)	600	637
3.88%, 01/15/27	1,700	1,762
Dell International L.L.C.
4.00%, 07/15/24 (a) (g)	1,200	1,257
4.90%, 10/01/26 (a) (g)	400	440
Fiserv, Inc.
3.20%, 07/01/26	3,000	3,111
3.50%, 07/01/29	2,600	2,734
Flex Ltd.
5.00%, 02/15/23	100	107
4.75%, 06/15/25	300	325
4.88%, 06/15/29	300	325
KLA Corporation
4.10%, 03/15/29	900	984
	Shares/Par[1]	Value ($)
Marvell Technology Group Ltd
4.20%, 06/22/23	500	527
4.88%, 06/22/28	400	441
Microchip Technology Incorporated
3.92%, 06/01/21	1,100	1,125
Micron Technology, Inc.
4.64%, 02/06/24	800	867
4.19%, 02/15/27	2,950	3,152
Motorola Solutions, Inc.
4.60%, 05/23/29	1,300	1,430
NXP B.V.
4.13%, 06/01/21 (a)	500	511
3.88%, 09/01/22 (a)	700	725
4.88%, 03/01/24 (a)	200	218
QualityTech, LP
4.75%, 11/15/25 (a)	100	104
Sunny Optical Technology (Group) Company Limited
3.75%, 01/23/23 (c)	1,400	1,432
Thomson Reuters Corporation
3.35%, 05/15/26	700	720
Visa Inc.
3.15%, 12/14/25	400	423
VMware, Inc.
3.90%, 08/21/27	1,800	1,880
Western Digital Corporation
4.75%, 02/15/26	500	522
		31,929
Utilities 2.8%
Ameren Illinois Company
3.25%, 03/15/50	300	302
American Electric Power Company, Inc.
3.20%, 11/13/27	400	412
Arizona Public Service Company
3.50%, 12/01/49	400	405
CenterPoint Energy, Inc.
2.50%, 09/01/24	700	701
Clearway Energy Operating LLC
5.75%, 10/15/25	900	950
Cleco Corporate Holdings LLC
3.74%, 05/01/26	2,200	2,267
Dominion Energy Gas Holdings, LLC
2.50%, 11/15/24	600	603
Duquesne Light Holdings, Inc.
5.90%, 12/01/21 (a)	50	53
3.62%, 08/01/27 (a)	1,200	1,217
Empresa Electrica Cochrane SpA
5.50%, 05/14/27 (a)	200	209
Exelon Corporation
3.95%, 06/15/25	500	538
4.45%, 04/15/46	600	672
FirstEnergy Corp.
4.25%, 03/15/23 (g)	300	317
Ipalco Enterprises Inc
3.70%, 09/01/24	503	520
NextEra Energy Capital Holdings, Inc.
3.25%, 04/01/26	800	839
3.50%, 04/01/29	500	529
2.75%, 11/01/29	2,800	2,801
5.65%, 05/01/79	800	888
NiSource Inc.
2.95%, 09/01/29	700	703
Pacific Gas And Electric Company
0.00%, 10/01/20 - 12/01/27 (k) (l)	1,500	1,502
0.00%, 08/01/28 (c) (k) (l)	200	206
PECO Energy Company
3.00%, 09/15/49	800	765
San Diego Gas & Electric Company
4.10%, 06/15/49	200	219
Sempra Energy
3.55%, 06/15/24	200	209
3.75%, 11/15/25	200	211
3.40%, 02/01/28	800	827

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

26

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
Southern California Edison Company
3.70%, 08/01/25	1,100	1,162
6.05%, 03/15/39	400	517
3.60%, 02/01/45	400	394
4.00%, 04/01/47	1,100	1,154
4.13%, 03/01/48	5,000	5,326
Southern Company Gas Capital Corporation
3.25%, 06/15/26	2,700	2,796
The Southern Company
2.95%, 07/01/23	200	205
4.25%, 07/01/36	400	431
5.50%, 03/15/57	200	209
		31,059
Consumer Staples 1.1%
Adecoagro S.A.
6.00%, 09/21/27 (c)	200	201
Anheuser-Busch InBev
3.70%, 02/01/24	2,200	2,334
BAT Capital Corp.
3.56%, 08/15/27	400	409
Campbell Soup Company
3.65%, 03/15/23	1,000	1,041
Conagra Brands, Inc.
4.60%, 11/01/25	1,200	1,325
Constellation Brands, Inc.
4.75%, 12/01/25	1,050	1,170
General Mills, Inc.
4.55%, 04/17/38 (f)	100	116
Imperial Brands Finance PLC
3.13%, 07/26/24 (a) (g)	500	505
3.50%, 07/26/26 (a) (g)	800	806
Kraft Heinz Foods Company
3.38%, 06/15/21	1,900	1,934
2.72%, (3M USD LIBOR + 0.82%), 08/10/22 (b)	1,400	1,405
3.95%, 07/15/25	100	106
Suntory Holdings Limited
2.25%, 10/16/24 (a)	1,300	1,292
Tesco PLC
6.13%, 02/24/22, GBP	50	73
The J. M. Smucker Company
3.50%, 03/15/25	100	105
		12,822
Materials 0.7%
Boise Cascade Company
5.63%, 09/01/24 (a)	300	312
Crown Americas LLC
4.75%, 02/01/26	100	106
Graphic Packaging International, LLC
4.75%, 04/15/21	50	51
Huntsman International LLC
4.50%, 05/01/29	400	425
Joint-Stock Company Alrosa (Public Joint-Stock Company)
4.65%, 04/09/24 (a)	900	961
Packaging Corporation of America
4.05%, 12/15/49	600	623
Reynolds Group Holdings Inc.
5.50%, (3M USD LIBOR + 3.50%), 07/15/21 (a) (b)	200	200
Steel Dynamics, Inc.
2.80%, 12/15/24	700	705
Unigel Luxembourg SA
8.75%, 10/01/26 (a)	600	613
Vale Overseas Ltd
6.25%, 08/10/26	1,500	1,759
Westlake Chemical Corporation
3.60%, 07/15/22	30	30
Westrock Company, Inc.
4.00%, 03/15/28	381	407
WestRock RKT, LLC
4.90%, 03/01/22	30	32
WRKCo Inc.
3.90%, 06/01/28	400	423
	Shares/Par[1]	Value ($)
Yara International ASA
3.80%, 06/06/26 (a)	300	307
4.75%, 06/01/28 (a)	300	326
		7,280
Total Corporate Bonds And Notes (cost $650,559)		671,332
GOVERNMENT AND AGENCY OBLIGATIONS 29.8%
U.S. Treasury Bond 9.8%
Treasury, United States Department of
3.50%, 02/15/39 (m)	814	976
Principal Only, 0.00%, 08/15/44 - 05/15/45 (h)	50	28
2.50%, 02/15/46 (m)	1,875	1,915
2.50%, 05/15/46	5,657	5,776
2.88%, 11/15/46	182	200
3.13%, 05/15/48	2,956	3,403
2.88%, 05/15/49	3,550	3,914
2.25%, 08/15/49	76,950	74,678
2.38%, 11/15/49	17,700	17,647
		108,537
U.S. Treasury Note 9.7%
Treasury, United States Department of
2.13%, 07/31/24 - 05/15/25 (m)	5,235	5,336
2.25%, 11/15/24 (m)	2,160	2,215
2.25%, 08/15/27 (m) (n)	8,600	8,836
2.88%, 08/15/28 (m)	2,776	2,992
1.75%, 11/15/29	89,666	88,307
		107,686
Mortgage-Backed Securities 8.0%
Federal National Mortgage Association, Inc.
3.00%, 07/01/43 - 08/01/43	473	487
TBA, 4.50%, 01/15/46 - 02/15/48 (n)	10,000	10,533
TBA, 3.50%, 01/15/48 - 02/15/48 (n)	39,800	40,937
TBA, 2.50%, 02/15/48 (n)	4,700	4,643
TBA, 3.00%, 02/15/48 (n)	18,400	18,647
TBA, 4.00%, 02/15/48 (n)	12,900	13,425
		88,672
Sovereign 1.3%
Cabinet of Ministers of Ukraine
7.75%, 09/01/22 (c)	400	430
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
8.20%, 08/12/26, PEN (a)	13,800	5,314
6.35%, 08/12/28, PEN (a)	5,000	1,755
6.95%, 08/12/31, PEN (a)	2,400	878
5.40%, 08/12/34, PEN (a)	300	96
5.35%, 08/12/40, PEN (a)	700	211
Export-Import Bank of India
3.12%, (3M USD LIBOR + 1.02%), 03/28/22 (b)	600	600
Kuwait, Government of
3.50%, 03/20/27 (a)	1,300	1,396
Ministry of Diwan Amiri Affairs
3.88%, 04/23/23 (a)	1,400	1,478
Presidencia De La Nacion
70.25%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (b)	13,250	112
55.47%, (Argentina Deposit Rates Badlar + 2.00%), 04/03/22, ARS (b)	230	1
6.88%, 01/26/27	300	149
3.75%, 12/31/38 (i)	1,100	538
Saudi Arabia, Government of
4.00%, 04/17/25 (a)	900	971
Saudi Arabia, Kingdom of
3.25%, 10/26/26 (c)	800	828
The Republic of Indonesia, The Government of
2.88%, 07/08/21, EUR (a)	100	117
		14,874
U.S. Treasury Inflation Indexed Securities 1.0%
Treasury, United States Department of
0.13%, 01/15/22 (m) (o)	569	568
0.13%, 04/15/22 (o)	26	26
0.38%, 01/15/27 (m) (o)	2,770	2,813
0.50%, 01/15/28 (m) (o)	709	728

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

27

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
0.25%, 07/15/29 (m) (o)	6,640	6,710
		10,845
Total Government And Agency Obligations (cost $333,107)		330,614
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 3.0%
Air Canada
Series 2013-A-1, 4.13%, 05/15/25 (a)	71	76
Series 2017-A-1, 3.55%, 01/15/30 (a)	1,613	1,636
Alternative Loan Trust
Series 2005-2A1-27, REMIC, 3.59%, (12M US Federal Reserve Cumulative Average CMT + 1.35%), 08/25/35 (b)	98	86
American Airlines, Inc.
Series 2011-A-1, 5.25%, 01/31/21	22	22
Series 2015-A-1, 3.38%, 05/01/27	233	242
Series 2016-AA-2, 3.20%, 06/15/28	171	176
Series 2017-AA-2, 3.35%, 10/15/29	919	939
Series 2017-A-2, 3.60%, 10/15/29	551	560
American Home Mortgage Assets Trust
Series 2006-2A11-3, REMIC, 3.27%, (12M US Federal Reserve Cumulative Average CMT + 0.94%), 10/25/46 (b) (i)	481	432
Banc of America Alternative Loan Trust
Series 2005-4A1-10, REMIC, 5.75%, 11/25/35	33	32
Bayview Koitere Fund Trust
Series 2019-A1-RN3, 3.97%, 04/29/24 (a) (i)	282	283
Bear Stearns ALT-A Trust
Series 2005-2A3-2, REMIC, 3.92%, 04/25/35 (b)	661	638
British Airways PLC
Series 2013-A-1, 4.63%, 06/20/24 (a)	574	607
Centex LLC
Series 2004-MV1-D, REMIC, 2.41%, (1M USD LIBOR + 0.93%), 09/25/34 (b)	32	32
CHL Mortgage Pass-Through Trust
Series 2007-A2-13, 6.00%, 08/25/37	870	694
Citigtoup Mortgage Loan Trust
Series 2007-A2B-AHL1, REMIC, 1.93%, (1M USD LIBOR + 0.14%), 12/25/36 (b)	82	80
Series 2007-3A3A-10, REMIC, 4.30%, 09/25/37 (b)	8	7
Countrywide Home Loans, Inc.
Series 2004-1AF2-R2, REMIC, 2.21%, (1M USD LIBOR + 0.42%), 11/25/34 (a) (b)	1,024	923
Credit Suisse Mortgage Capital Certificates
Series 2019-A1-RPL4, 3.83%, 04/25/22 (a)	285	287
CVS Health Corporation
Series 2013-PTC, 4.70%, 01/10/36 (a)	823	864
CWABS Asset-Backed Certificates Trust
Series 2006-1A-24, REMIC, 1.93%, (1M USD LIBOR + 0.14%), 07/25/35 (b)	86	76
Series 2007-1A1-12, REMIC, 2.53%, (1M USD LIBOR + 0.74%), 06/25/37 (b) (i)	1,109	1,104
CWABS, Inc.
Series 2004-M1-4, REMIC, 2.51%, (1M USD LIBOR + 0.72%), 07/25/34 (b)	50	50
Series 2004-M1-5, REMIC, 2.65%, (1M USD LIBOR + 0.86%), 08/25/34 (b)	15	15
Series 2005-1A-AB4, REMIC, 2.03%, (1M USD LIBOR + 0.48%), 03/25/36 (b)	32	29
DC Office Trust
Series 2019-A-MTC, 2.97%, 10/15/29 (a)	2,250	2,278
Delta Air Lines, Inc.
Series 2007-A-1, 6.82%, 08/10/22	371	405
First Franklin Mortgage Loan Trust Asset-Backed Certificates
Series 2004-M3-FF8, REMIC, 3.22%, (1M USD LIBOR + 1.43%), 10/25/34 (b)	34	32
GS Mortgage Securities Corp.
Series 2005-1A1-15, REMIC, 2.05%, (1M USD LIBOR + 0.26%), 01/25/36 (b) (i)	827	775
GSAMP Trust
Series 2006-A1-FM2, REMIC, 1.93%, (1M USD LIBOR + 0.14%), 09/25/36 (b) (i)	3,194	1,551
GTP Acquisition Partners I, LLC
Series 2015-A-2, 3.48%, 06/16/25 (a)	300	309
	Shares/Par[1]	Value ($)
HarborView Mortgage Loan Trust
Series 2006-1A1A-12, REMIC, 1.97%, (1M USD LIBOR + 0.21%), 12/19/36 (b) (i)	554	488
HomeBanc Mortgage Trust
Series 2005-A1-4, REMIC, 2.06%, (1M USD LIBOR + 0.54%), 10/25/35 (b)	8	8
HSI Asset Securitization Corporation
Series 2006-M1-OPT1, REMIC, 2.15%, (1M USD LIBOR + 0.36%), 12/25/35 (b)	100	98
IndyMac MBS, Inc.
Series 2005-2A1A-AR12, REMIC, 2.27%, (1M USD LIBOR + 0.48%), 07/25/35 (b) (i)	523	507
J.P. Morgan Mortgage Acquisition Trust
Series 2006-M1-NC2, REMIC, 2.06%, (1M USD LIBOR + 0.27%), 07/25/36 (b)	300	287
Series 2006-AF3-CW2, REMIC, 5.78%, 08/25/36 (i)	1,372	1,062
Legacy Mortgage Asset Trust
Series 2019-A1-GS3, 3.75%, 04/25/21 (a) (i)	2,209	2,224
Lehman ABS Corporation
Series 2004-M1-HE6, REMIC, 2.74%, (1M USD LIBOR + 0.95%), 09/25/34 (b)	38	38
MASTR Asset Backed Securities Trust
Series 2005-M1-NC1, REMIC, 2.51%, (1M USD LIBOR + 0.72%), 12/25/34 (b) (i)	1,076	1,058
Morgan Stanley Home Equity Loan Trust
Series 2007-A1-2, REMIC, 1.89%, (1M USD LIBOR + 0.10%), 04/25/37 (b)	12	8
MortgageIT Mortgage Loan Trust
Series 2006-1A2-1, REMIC, 1.99%, (1M USD LIBOR + 0.20%), 04/25/36 (b) (i)	601	539
New Century Home Equity Loan Trust
Series 2005-M2-D, REMIC, 2.26%, (1M USD LIBOR + 0.47%), 02/25/36 (b) (i)	300	257
Series 2006-A2B-2, REMIC, 1.95%, (1M USD LIBOR + 0.16%), 08/25/36 (b) (i)	622	603
New Residential Mortgage Loan Trust
Series 2018-A1-3A, REMIC, 4.50%, 05/25/58 (a) (b)	939	1,002
Northwest Airlines, LLC
Series 2002-G-2-1, 6.26%, 05/20/23	29	30
Park Place Securities, Inc.
Series 2004-M2-WHQ1, REMIC, 2.78%, (1M USD LIBOR + 0.99%), 09/25/34 (b)	44	44
Renaissance Home Equity Loan Trust
Series 2007-AF3-3, REMIC, 7.24%, 09/25/37 (i)	163	95
Residential Accredit Loans, Inc.
Series 2005-A10-QS17, REMIC, 6.00%, 12/25/35	59	57
Series 2007-A2-QS3, REMIC, 6.00%, 02/25/37	65	59
Residential Asset Mortgage Products, Inc.
Series 2005-A2-EFC7, REMIC, 2.25%, (1M USD LIBOR + 0.46%), 12/25/35 (b)	198	169
Residential Asset Securities Corporation
Series 2006-AI3-KS9, REMIC, 1.95%, (1M USD LIBOR + 0.16%), 09/25/36 (b)	105	106
SBA Towers, LLC
Series 2016-C-1, 2.88%, 07/15/21 (a)	600	601
S-JETS Limited
Series 2017-A-1, 3.97%, 08/15/25 (a)	406	406
Spirit Airlines
Series 2015-A-1, 4.10%, 04/01/28	765	790
Sprite Limited
Series 2017-A-1, 4.25%, 12/15/24 (a)	274	280
Structured Asset Securities Corporation
Series 2005-2A4-2, REMIC, 4.81%, 08/25/35	9	9
United Airlines Pass-Through Trust
Series 2014-A-2, 3.75%, 09/03/26	77	81
Series 2016-A-2, 3.10%, 10/07/28	447	449
Series 2019-AA-2, REMIC, 2.70%, 05/01/32	4,500	4,508
United Airlines, Inc.
Series 2012-A-1, 4.15%, 04/11/24	1,145	1,202
US Airways, Inc.
Series 2013-B-1, 5.38%, 11/15/21	108	112
Series 2013-A-1, 3.95%, 11/15/25	587	616

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

28

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
Industrials 0.0%
Air Canada
3.60%, 03/15/27 (a)	163	170
Total Non-U.S. Government Agency Asset-Backed Securities (cost $32,881)		33,203
SENIOR LOAN INTERESTS 1.3%
Communication Services 0.4%
Ancestry.com Operations Inc.
2019 Extended Term Loan B, 5.96%, (1M LIBOR + 4.25%), 08/15/26 (b)	499	489
Charter Communications Operating LLC
2019 Term Loan B2, 3.55%, (1M LIBOR + 1.75%), 02/01/27 (b)	1,072	1,078
CSC Holdings, LLC
2019 Term Loan B5, 4.24%, (1M LIBOR + 2.50%), 04/15/27 (b)	296	297
Diamond Sports Group LLC
Term Loan, 5.03%, (1M LIBOR + 3.25%), 08/24/26 (b)	100	100
E.W. Scripps Company (The)
2019 Term Loan B2, 4.20%, (1M LIBOR + 2.50%), 05/01/26 (b)	99	100
Intelsat Jackson Holdings S.A.
2017 Term Loan B3, 5.68%, (6M LIBOR + 3.75%), 11/27/23 (b)	600	601
Level 3 Financing Inc.
2019 Term Loan B, 3.55%, (1M LIBOR + 1.75%), 03/01/27 (b)	1,484	1,489
		4,154
Financials 0.2%
Citadel Securities LP
Term Loan B, 5.30%, (1M LIBOR + 3.50%), 02/20/26 (b)	298	298
Fortress Investment Group LLC
2018 Term Loan B, 3.70%, (3M LIBOR + 2.00%), 12/27/22 (b)	147	148
ILFC Delos Finance SARL
Term Loan, 3.85%, (3M LIBOR + 1.75%), 10/06/23 (b)	210	211
Jefferies Finance LLC
2019 Term Loan, 5.50%, (1M LIBOR + 3.75%), 05/22/26 (b)	1,494	1,489
RPI Finance Trust
Term Loan B6, 3.80%, (1M LIBOR + 2.00%), 03/13/23 (b)	312	314
		2,460
Industrials 0.2%
Brand Energy & Infrastructure Services, Inc.
Term Loan, 6.29%, (3M LIBOR + 4.25%), 06/16/24 (b)	229	228
2017 Term Loan, 6.18%, (3M LIBOR + 4.25%), 06/17/24 (b)	113	113
Term Loan, 6.18%, (3M LIBOR + 4.25%), 06/17/24 (b)	145	145
NCI Building Systems, Inc.
Term Loan, 5.49%, (1M LIBOR + 3.75%), 04/12/25 (b)	1,693	1,687
Sequa Mezzanine Holdings L.L.C.
1st Lien Term Loan, 6.90%, (3M LIBOR + 5.00%), 11/28/21 (b)	195	195
		2,368
Consumer Discretionary 0.2%
Altra Industrial Motion Corp.
2018 Term Loan B, 3.80%, (1M LIBOR + 2.00%), 09/26/25 (b)	178	178
Aramark Services, Inc.
Term Loan, 3.55%, (1M LIBOR + 1.75%), 03/01/25 (b)	233	234
Caesars Resort Collection, LLC
2017 1st Lien Term Loan B, 4.55%, (1M LIBOR + 2.75%), 12/23/24 (b)	686	687
Diamond Resorts International, Inc.
2018 Term Loan B, 5.45%, (3M LIBOR + 3.75%), 09/02/23 (b)	395	385
	Shares/Par[1]	Value ($)
Univision Communications Inc.
Term Loan C5, 4.55%, (1M LIBOR + 2.75%), 03/15/24 (b)	100	99
		1,583
Health Care 0.1%
Envision Healthcare Corporation
2018 1st Lien Term Loan, 5.55%, (1M LIBOR + 3.75%), 09/27/25 (b)	198	168
HCA Inc.
Term Loan B12, 3.55%, (1M LIBOR + 1.75%), 03/13/25 (b)	295	296
Ortho-Clinical Diagnostics SA
2018 Term Loan B, 5.31%, (3M LIBOR + 3.25%), 06/01/25 (b)	282	278
Parexel International Corporation
Term Loan B, 0.00%, (3M LIBOR + 2.75%), 09/27/24 (b) (p)	200	196
Sotera Health Holdings, LLC
2019 Term Loan, 6.29%, (3M LIBOR + 4.50%), 11/19/26 (b)	200	200
U.S. Renal Care, Inc.
2019 Term Loan B, 0.00%, (1M LIBOR + 5.00%), 06/11/26 (b) (p)	400	396
		1,534
Information Technology 0.1%
Dell International LLC
2019 Term Loan B, 3.80%, (1M LIBOR + 2.00%), 09/11/25 (b)	519	523
MH Sub I, LLC
2017 1st Lien Term Loan, 5.55%, (1M LIBOR + 3.75%), 08/09/24 (b)	978	979
		1,502
Materials 0.1%
CPG International Inc.
Term Loan, 5.93%, (3M LIBOR + 3.75%), 05/03/24 (b)	685	685
W. R. Grace & Co.
Term Loan B1, 3.85%, (3M LIBOR + 1.75%), 02/23/25 (b)	36	36
Term Loan B2, 3.85%, (3M LIBOR + 1.75%), 02/23/25 (b)	62	63
		784
Total Senior Loan Interests (cost $14,303)		14,385
PREFERRED STOCKS 0.0%
Financials 0.0%
CoBank, ACB, 6.20%, (callable at 100 beginning 01/01/25) (d)	3	318
Real Estate 0.0%
VEREIT, Inc., 6.70%, (callable at 25 beginning 02/07/20) (d)	1	31
Total Preferred Stocks (cost $328)		349
OTHER EQUITY INTERESTS 0.0%
Financials 0.0%
Stearns Holdings, LLC (k) (q) (r)	482	—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 14.9%
Discount Notes 14.5%
Federal Home Loan Banks Office of Finance
1.56%, 01/27/20 (s) (t)	106,100	105,976
1.58%, 02/21/20 (s) (t)	30,000	29,931
1.59%, 03/27/20 (s) (t)	25,100	25,006
		160,913
Securities Lending Collateral 0.4%
JNL Securities Lending Collateral Fund - Institutional Class, 1.57% (u) (v)	4,446	4,446
Treasury Securities 0.0%
Presidencia De La Nacion
51.00%, 03/11/20, ARS (s)	159	1
48.00%, 04/08/20, ARS (s)	3,338	37
40.20%, 04/28/20, ARS (s)	259	4
51.00%, 05/13/20, ARS (s)	4,760	52

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

29

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
	Shares/Par[1]	Value ($)
45.00%, 08/27/20, ARS (s)	3,338	28
		122
Total Short Term Investments (cost $165,640)		165,481
Total Investments 109.4% (cost $1,196,818)		1,215,364
Other Derivative Instruments 0.0%		200
Other Assets and Liabilities, Net (9.4)%		(104,693)
Total Net Assets 100.0%		1,110,871

(a)  The Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2019, the value and the percentage of net assets of these liquid securities was $175,126 and 15.8% of the Fund.

(b)   Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c)  Security is restricted to resale to institutional investors. See Restricted Securities table following the Schedules of Investments.

(d)  Perpetual security. Next contractual call date presented, if applicable.

(e)  Convertible security.

(f)  All or a portion of the security was on loan as of December 31, 2019.

(g)   The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(h)   Security issued with a zero coupon. Income is recognized through the accretion of discount.

(i)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2019.

(j)  Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(k)   Non-income producing security.

(l)  As of December 31, 2019, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(m)  All or a portion of the security is pledged or segregated as collateral.

(n)  All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2019, the total payable for investments purchased on a delayed delivery basis was $100,678.

(o)  Treasury inflation indexed note, par amount is adjusted for inflation.

(p)  This senior loan will settle after December 31, 2019. If a reference rate and spread is presented, it will go into effect upon settlement.

(q)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(r)  Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(s)   The coupon rate represents the yield to maturity.

(t)  The security is a direct debt of the agency and not collateralized by mortgages.

(u)  Investment in affiliate.

(v)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

JNL/T. Rowe Price Capital Appreciation Fund
COMMON STOCKS 61.2%
Information Technology 15.7%
Fiserv, Inc. (a)	1,694	195,939
Global Payments Inc.	565	103,064
	Shares/Par[1]	Value ($)
Maxim Integrated Products, Inc.	1,206	74,169
Microsoft Corporation (b)	1,434	226,158
NXP Semiconductors N.V. (b)	606	77,099
TE Connectivity Ltd.	381	36,524
Texas Instruments Incorporated (b)	517	66,392
Visa Inc. - Class A (b)	1,036	194,679
		974,024
Health Care 14.3%
Alcon AG (a)	2,147	121,463
Avantor, Inc. (a)	1,324	24,033
Becton, Dickinson and Company (b)	563	153,069
Danaher Corporation (b)	1,043	160,044
Envista Holdings Corporation (a)	1,297	38,441
PerkinElmer Inc.	2,023	196,451
Thermo Fisher Scientific Inc. (b)	437	141,977
UnitedHealth Group Incorporated (b)	181	53,222
		888,700
Industrials 8.8%
Fortive Corporation	1,686	128,779
General Electric Company (b)	19,749	220,401
Roper Technologies, Inc.	377	133,586
Waste Connections, Inc.	672	61,045
		543,811
Utilities 6.2%
American Electric Power Company, Inc. (b)	1,164	110,027
American Water Works Company, Inc.	362	44,470
Eversource Energy	325	27,622
NextEra Energy, Inc.	157	37,940
NiSource Inc.	2,587	72,028
Xcel Energy Inc.	1,493	94,773
		386,860
Financials 5.7%
Intercontinental Exchange, Inc.	731	67,699
Marsh & McLennan Companies, Inc.	1,683	187,525
S&P Global Inc. (b)	294	80,198
The PNC Financial Services Group, Inc. (b)	97	15,452
		350,874
Consumer Discretionary 5.4%
Amazon.com, Inc. (a) (b)	69	127,024
Aptiv PLC	387	36,723
Hilton Worldwide Holdings Inc.	749	83,088
McDonald's Corporation (b)	82	16,224
Yum! Brands, Inc. (b)	712	71,680
		334,739
Communication Services 3.6%
Alphabet Inc. - Class A (a) (b)	8	10,616
Alphabet Inc. - Class C (a) (b)	98	131,028
Facebook, Inc. - Class A (a) (b)	408	83,742
		225,386
Consumer Staples 1.1%
Keurig Dr Pepper Inc. (c)	2,414	69,894
Energy 0.3%
Concho Resources Inc.	194	16,962
Real Estate 0.1%
American Tower Corporation (b)	18	4,144
Total Common Stocks (cost $3,131,208)		3,795,394
CORPORATE BONDS AND NOTES 13.2%
Communication Services 4.5%
CCO Holdings, LLC
5.25%, 09/30/22	8,175	8,283
5.13%, 02/15/23	2,550	2,585
4.00%, 03/01/23 (d)	5,947	6,042
5.75%, 09/01/23 - 01/15/24	5,896	6,005
5.88%, 04/01/24 (d)	6,915	7,186
5.13%, 05/01/23 - 05/01/27 (d)	27,321	28,643
5.00%, 02/01/28 (d)	31,039	32,542
Charter Communications Operating, LLC
3.58%, 07/23/20	2,525	2,541
Comcast Corporation
2.43%, (3M USD LIBOR + 0.33%), 10/01/20 (e)	5,085	5,097
2.54%, (3M USD LIBOR + 0.44%), 10/01/21 (e)	2,335	2,345

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

30

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
3.45%, 10/01/21	2,730	2,808
Netflix, Inc.
5.38%, 02/01/21	2,870	2,965
5.88%, 02/15/25 - 11/15/28	48,465	53,851
4.38%, 11/15/26	19,735	20,226
4.88%, 04/15/28	39,847	41,492
6.38%, 05/15/29 (d)	22,815	26,078
SBA Communications Corporation
4.88%, 09/01/24	3,230	3,360
Sirius XM Radio Inc.
3.88%, 08/01/22 (d)	5,070	5,176
4.63%, 05/15/23 (d)	4,215	4,284
T-Mobile USA Inc.
6.50%, 01/15/26	1,025	1,101
T-Mobile USA, Inc.
6.00%, 03/01/23	1,815	1,846
Verizon Communications Inc.
2.89%, (3M USD LIBOR + 1.00%), 03/16/22 (e)	3,100	3,148
3.13%, 03/16/22	5,400	5,539
Zayo Group, LLC
5.75%, 01/15/27 (d)	8,610	8,785
		281,928
Health Care 1.9%
Avantor, Inc.
6.00%, 10/01/24 (d)	10,440	11,140
9.00%, 10/01/25 (d)	43,087	48,221
Becton, Dickinson and Company
2.89%, 06/06/22	9,005	9,148
2.92%, (3M USD LIBOR + 1.03%), 06/06/22 (e)	2,765	2,787
3.36%, 06/06/24	6,350	6,604
Bristol-Myers Squibb Company
2.10%, (3M USD LIBOR + 0.20%), 11/16/20 (d) (e)	7,380	7,381
2.55%, 05/14/21 (d)	11,285	11,395
Elanco Animal Health
3.91%, 08/27/21 (f)	3,940	4,033
Fresenius Medical Care
5.75%, 02/15/21 (d)	380	394
HCA Healthcare, Inc.
6.25%, 02/15/21	1,725	1,801
Hologic, Inc.
4.38%, 10/15/25 (d)	4,536	4,690
Teleflex Incorporated
4.88%, 06/01/26	4,900	5,138
4.63%, 11/15/27	2,755	2,920
		115,652
Consumer Discretionary 1.8%
AutoZone, Inc.
2.50%, 04/15/21	2,740	2,755
Cedar Fair, L.P.
5.38%, 06/01/24 - 04/15/27	12,337	13,057
Dollar Tree, Inc.
2.70%, (3M USD LIBOR + 0.70%), 04/17/20 (e)	945	945
Hilton Domestic Operating Company Inc.
4.25%, 09/01/24	3,095	3,157
KFC Holding Co.
5.00%, 06/01/24 (d)	6,685	6,938
5.25%, 06/01/26 (d)	13,015	13,745
4.75%, 06/01/27 (d)	19,350	20,463
Marriott International, Inc.
2.54%, (3M USD LIBOR + 0.65%), 03/08/21 (e)	1,485	1,491
Netflix, Inc.
5.50%, 02/15/22	2,080	2,208
Service Corporation International
5.38%, 05/15/24	3,800	3,915
Six Flags Operations Inc.
4.88%, 07/31/24 (d)	1,600	1,659
5.50%, 04/15/27 (d)	575	614
The Home Depot, Inc.
2.22%, (3M USD LIBOR + 0.31%), 03/01/22 (e)	2,235	2,239
3.25%, 03/01/22	1,860	1,918
Yum! Brands, Inc.
3.88%, 11/01/20 - 11/01/23	11,095	11,306
3.75%, 11/01/21	10,046	10,279
	Shares/Par[1]	Value ($)
6.88%, 11/15/37	3,355	3,889
5.35%, 11/01/43	8,580	8,581
		109,159
Financials 1.4%
Level 3 Financing, Inc.
5.38%, 08/15/22	4,014	4,026
Marsh & Mclennan Companies, Inc.
2.35%, 03/06/20	440	440
2.75%, 01/30/22	1,090	1,107
3.30%, 03/14/23	1,205	1,244
Reckitt Benckiser Treasury Services PLC
2.38%, 06/24/22 (d)	7,925	7,971
2.49%, (3M USD LIBOR + 0.56%), 06/24/22 (d) (e)	3,800	3,805
Shell International Finance B.V.
2.35%, (3M USD LIBOR + 0.45%), 05/11/20 (e)	7,290	7,299
Solera, LLC
10.50%, 03/01/24 (d)	31,290	33,243
State Street Corporation
5.25%, (callable at 100 beginning 09/15/20) (g)	2,150	2,198
The Bank of New York Mellon Corporation
4.63%, (callable at 100 beginning 09/20/26) (c) (g)	7,025	7,403
4.95%, (callable at 100 beginning 06/20/20) (g)	6,475	6,540
The PNC Financial Services Group, Inc.
5.00%, (callable at 100 beginning 11/01/26) (g)	9,685	10,416
U.S. Bancorp
5.30%, (callable at 100 beginning 04/15/27) (g)	2,995	3,293
		88,985
Real Estate 0.8%
American Tower Corporation
3.30%, 02/15/21	4,075	4,130
Crown Castle International Corp.
4.88%, 04/15/22	8,850	9,379
5.25%, 01/15/23	15,275	16,585
Equinix, Inc.
5.38%, 01/01/22	1,260	1,275
SBA Communications Corporation
4.88%, 07/15/22	9,862	9,999
4.00%, 10/01/22	8,155	8,309
		49,677
Industrials 0.7%
General Electric Company
5.00%, (callable at 100 beginning 01/21/21) (g)	18,212	17,848
Korn Ferry
4.63%, 12/15/27 (d)	1,285	1,296
Lennox International Inc.
3.00%, 11/15/23	340	344
Manitowoc Foodservice Companies, LLC
9.50%, 02/15/24	2,067	2,188
Moog Inc.
5.25%, 12/01/22 (d)	160	162
Northrop Grumman Corporation
2.55%, 10/15/22	5,385	5,465
Roper Technologies, Inc.
3.65%, 09/15/23	4,780	5,013
Sensata Technologies B.V.
4.88%, 10/15/23 (d)	2,715	2,896
5.63%, 11/01/24 (d)	670	746
5.00%, 10/01/25 (d)	4,400	4,785
Sensata Technologies UK Financing Co. PLC
6.25%, 02/15/26 (d)	2,235	2,414
Xylem Inc.
4.88%, 10/01/21	125	131
3.25%, 11/01/26	250	258
		43,546
Consumer Staples 0.6%
Conagra Brands, Inc.
2.70%, (3M USD LIBOR + 0.75%), 10/22/20 (e)	1,510	1,515
3.80%, 10/22/21	11,360	11,720
Nestle Holdings, Inc.
3.10%, 09/24/21 (d)	16,155	16,487
Philip Morris International Inc.
2.00%, 02/21/20	2,650	2,650

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

31

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
2.31%, (3M USD LIBOR + 0.42%), 02/21/20 (e)	1,280	1,281
2.63%, 02/18/22	4,360	4,416
Unilever Capital Corporation
3.00%, 03/07/22	1,930	1,976
		40,045
Utilities 0.6%
American Electric Power Company, Inc.
3.65%, 12/01/21	720	742
Berkshire Hathaway Energy Company
2.40%, 02/01/20	1,255	1,256
DTE Energy Company
3.70%, 08/01/23	2,685	2,799
Edison International
2.13%, 04/15/20	1,140	1,139
Eversource Energy
2.75%, 03/15/22	2,725	2,763
3.80%, 12/01/23	1,160	1,222
NextEra Energy Capital Holdings, Inc.
2.90%, 04/01/22	2,535	2,583
NiSource Finance Corp.
3.49%, 05/15/27	10,385	10,913
4.38%, 05/15/47	5,555	6,174
NiSource Inc.
5.65%, (callable at 100 beginning 06/15/23) (g)	4,655	4,775
Wisconsin Public Service Corporation
3.35%, 11/21/21	1,850	1,900
		36,266
Information Technology 0.4%
Amphenol Corporation
2.20%, 04/01/20	2,765	2,765
Fiserv, Inc.
2.70%, 06/01/20	4,825	4,837
3.80%, 10/01/23 (f)	3,100	3,269
Refinitiv US Holdings Inc.
6.25%, 05/15/26 (d)	7,023	7,675
8.25%, 11/15/26 (d)	8,750	9,857
		28,403
Materials 0.4%
Reynolds Group Holdings Inc.
5.75%, 10/15/20	14,843	14,866
5.50%, (3M USD LIBOR + 3.50%), 07/15/21 (c) (d) (e)	3,425	3,430
5.13%, 07/15/23 (d)	4,670	4,785
		23,081
Energy 0.1%
Enterprise Products Operating LLC
3.50%, 02/01/22	2,960	3,051
NuStar Logistics, L.P.
4.80%, 09/01/20	2,190	2,219
		5,270
Total Corporate Bonds And Notes (cost $788,056)		822,012
PREFERRED STOCKS 4.4%
Health Care 1.5%
Avantor, Inc., 6.25%, 05/15/22 (h)	765	48,189
Becton, Dickinson and Company - Series A, 6.13%, 05/01/20 (h)	722	47,292
		95,481
Financials 1.5%
JPMorgan Chase & Co., 5.75%, (callable at 25 beginning 12/01/23) (c) (g)	400	10,932
The Charles Schwab Corporation, 5.95%, (callable at 100 beginning 06/01/21) (c) (g)	4	106
The Charles Schwab Corporation - Series C, 6.00%, (callable at 25 beginning 12/01/20) (g)	75	1,950
U.S. Bancorp - Series F, 6.50%, (callable at 25 beginning 01/15/22) (c) (g)	25	690
U.S. Bancorp, 5.50%, (callable at 25 beginning 10/15/23) (c) (g)	200	5,484
Wells Fargo & Company - Series L, 7.50% (g) (h)	49	71,673
		90,835
Utilities 1.2%
Alabama Power Company - Series A, 5.00%, (callable at 100 beginning 10/01/22) (g)	55	1,489
	Shares/Par[1]	Value ($)
American Electric Power Company, Inc., 6.13%, 03/15/22 (h)	128	6,934
CMS Energy Corporation, 5.88%, 10/15/78	585	15,660
CMS Energy Corporation, 5.88%, 03/01/79 (c)	750	20,482
DTE Energy Company, 5.25%, 12/01/77	367	9,710
Duke Energy Corporation, 5.63%, 09/15/78	280	7,574
NiSource Inc., 6.50%, (callable at 25 beginning 03/15/24) (g)	330	9,191
		71,040
Industrials 0.2%
Fortive Corporation - Series A, 5.00%, 07/01/21 (h)	14	13,217
Total Preferred Stocks (cost $243,228)		270,573
SENIOR LOAN INTERESTS 3.8%
Information Technology 2.3%
Cypress Intermediate Holdings III, Inc.
2017 1st Lien Term Loan, 0.00%, (1M LIBOR + 2.75%), 03/30/24 (e) (i)	745	746
2017 1st Lien Term Loan, 4.55%, (1M LIBOR + 2.75%), 03/30/24 (e)	21,024	21,050
Emerald TopCo Inc
Term Loan, 5.30%, (1M LIBOR + 3.50%), 07/16/26 (e)	5,062	5,086
Financial & Risk US Holdings, Inc.
2018 USD Term Loan, 5.05%, (1M LIBOR + 3.25%), 09/12/25 (e)	57,886	58,378
Gartner, Inc.
2016 Term Loan A, 3.20%, (1M LIBOR + 1.50%), 03/20/22 (e)	837	839
Kronos Incorporated
2017 Term Loan B, 0.00%, (3M LIBOR + 3.00%), 11/01/23 (e) (i)	2,320	2,330
2017 Term Loan B, 4.91%, (3M LIBOR + 3.00%), 11/01/23 (e)	50,193	50,415
Ultimate Software Group Inc(The)
Term Loan B, 5.55%, (1M LIBOR + 3.75%), 04/08/26 (e)	1,885	1,896
		140,740
Financials 0.8%
AmWINS Group, Inc.
2017 Term Loan B, 0.00%, (1M LIBOR + 2.75%), 01/19/24 (e) (i)	1,685	1,697
Hub International Limited
2018 Term Loan B, 0.00%, (3M LIBOR + 2.75%), 04/25/25 (e) (i)	4,000	3,995
2018 Term Loan B, 4.69%, (3M LIBOR + 2.75%), 04/25/25 (e)	33,413	33,369
2019 Incremental Term Loan B, 5.90%, (3M LIBOR + 4.00%), 04/25/25 (e)	12,595	12,711
		51,772
Consumer Staples 0.3%
Sunshine Luxembourg VII SARL
USD 1st Lien Term Loan, 6.19%, (3M LIBOR + 4.25%), 07/12/26 (e)	16,765	16,906
Health Care 0.2%
NVA Holdings, Inc.
2019 Term Loan A3, 0.00%, (3M LIBOR + 2.25%), 09/19/22 (e) (i)	11,625	11,596
Prestige Brands, Inc.
Term Loan B4, 3.80%, (1M LIBOR + 2.00%), 01/20/24 (e)	100	101
		11,697
Consumer Discretionary 0.1%
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.30%, (1M LIBOR + 2.50%), 02/01/24 (e)	3,050	3,060
NVA Holdings, Inc.
Term Loan B3, 6.50%, (3M LIBOR + 1.75%), 01/31/25 (e)	4,232	4,227
		7,287
Communication Services 0.1%
Zayo Group, LLC
2017 Term Loan B1, 3.80%, (1M LIBOR + 2.00%), 01/19/21 (e)	2,172	2,175

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

32

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

	Shares/Par[1]	Value ($)
2017 Incremental Term Loan, 3.95%, (1M LIBOR + 2.25%), 01/19/24 (e)	4,550	4,562
		6,737
Materials 0.0%
H.B. Fuller Company
2017 Term Loan B, 3.76%, (1M LIBOR + 2.00%), 10/11/24 (e)	1,083	1,086
Industrials 0.0%
USI, Inc.
Term Loan, 4.94%, (3M LIBOR + 3.00%), 05/16/24 (e)	299	299
Total Senior Loan Interests (cost $234,789)		236,524
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.2%
Domino's Pizza, Inc.
Series 2018-A2I-1A, 4.12%, 10/25/25 (d)	3,402	3,480
Series 2017-A23-1A, 4.12%, 07/26/27 (d)	3,680	3,801
Series 2019-A2-1A, 3.67%, 10/25/29 (d)	2,940	2,954
United Airlines, Inc.
Series 2012-A-1, 4.15%, 04/11/24	14	14
US Airways, Inc.
Series 2012-B-2, 6.75%, 06/03/21	118	123
Series 2012-PTT-2A, 4.63%, 06/03/25	313	336
Series 2013-A-1, 3.95%, 11/15/25	192	201
Wendy's Funding, LLC
Series 2018-A2I-1A, 3.57%, 03/15/48 (d)	2,303	2,313
Total Non-U.S. Government Agency Asset-Backed Securities (cost $12,895)		13,222
TRUST PREFERREDS 0.2%
Utilities 0.2%
SCE Trust III, 5.75%, (callable at 25 beginning 03/15/24) (g)	35	860
SCE Trust IV, 5.38%, (callable at 25 beginning 09/15/25) (g)	345	8,466
SCE Trust V, 5.45%, (callable at 25 beginning 03/15/26) (g)	11	270
Total Trust Preferreds (cost $8,248)		9,596
INVESTMENT COMPANIES 0.0%
T. Rowe Price Institutional Floating Rate Fund (j)	128	1,263
Total Investment Companies (cost $1,303)		1,263
SHORT TERM INVESTMENTS 18.1%
Investment Companies 17.9%
JNL Government Money Market Fund - Institutional Class, 1.48% (j) (k)	18,621	18,621
T. Rowe Price Government Reserve Fund, 1.59% (j) (k)	1,093,861	1,093,861
		1,112,482
Securities Lending Collateral 0.2%
JNL Securities Lending Collateral Fund - Institutional Class, 1.57% (j) (k)	12,879	12,879
Total Short Term Investments (cost $1,125,361)		1,125,361
Total Investments 101.1% (cost $5,545,088)		6,273,945
Other Derivative Instruments (0.8)%		(47,429)
Other Assets and Liabilities, Net (0.3)%		(23,849)
Total Net Assets 100.0%		6,202,667

(a)  Non-income producing security.

(b)  All or a portion of the security is subject to a written call option.

(c)  All or a portion of the security was on loan as of December 31, 2019.

(d)   The Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2019, the value and the percentage of net assets of these liquid securities was $357,476 and 5.8% of the Fund.

(e)   Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f)  The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(g)   Perpetual security. Next contractual call date presented, if applicable.

(h)  Convertible security.

(i)  This senior loan will settle after December 31, 2019. If a reference rate and spread is presented, it will go into effect upon settlement.

(j)  Investment in affiliate.

(k)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34

33

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2019

Abbreviations:

ADR - American Depositary Receipt	LIBOR - London Interbank Offer Rate
ASX - Australian Stock Exchange	MBS - Mortgage-Backed Security
BIBOR - Bangkok Interbank Offered Rate	MCDX.CDSI – Municipal Credit Default Swap Index
BRAZIBOR – Brazil Interbank Offered Rate	MEXIBOR - Mexico Interbank Offered Rate
BUBOR - Budapest Interbank Offered Rate	MSCI - Morgan Stanley Capital International
CDX.EM - Credit Default Swap Index - Emerging Markets	OAO - Russian Open Joint Stock Company
CDX.NA.HY - Credit Default Swap Index - North American - High Yield	RBOB - Reformulated Gasoline Blendstock for Oxygen Blending
CDX.NA.IG - Credit Default Swap Index - North American - Investment Grade	REMIC - Real Estate Mortgage Investment Conduit
CMBX.NA - Commercial Mortgage-Backed Securities Index - North American	SIBOR - Singapore Interbank Offered Rate
CPURNSA - CPI Consumers Index Non-Seasonally Adjusted	S&P - Standard & Poor’s
ETF - Exchange Traded Fund	ULSD - Ultra Low Sulfur Diesel
EURIBOR - Europe Interbank Offered Rate	UK - United Kingdom
HICP - Harmonised Index of Consumer Prices	US - United States
iTraxx - Group of international credit derivative indexes monitored	WTI - West Texas Intermediate
by the International Index Company

Currency Abbreviations:

AED - United Arab Emirates Dirham	GHS - Ghanaian Cedi	PLN - Polish Zloty
AUD - Australian Dollar	HUF - Hungarian Forint	RSD - Serbian Dinar
BHD - Bahraini Dinar	INR – Indian Rupee	SEK - Swedish Krona
BRL - Brazilian Real	JPY - Japanese Yen	SGD - Singapore Dollar
CAD - Canadian Dollar	KRW - Korean Won	THB - Thai Baht
CHF - Swiss Franc	MXN - Mexican Peso	TRY - New Turkish Lira
CLP - Chilean Peso	MYR - Malaysian Ringgit	UAH - Ukrainian Hryvnia
CNY - Chinese Yuan	NOK - Norwegian Krone	UGX - Ugandan Shilling
COP - Colombian Peso	NZD - New Zealand Dollar	USD - United States Dollar
CZK - Czech Republic Korunas	OMR - Omani Rial	ZAR - South African Rand
EGP - Egyptian Pound	PEN - Peruvian Nuevo Sol
EUR - European Currency Unit (Euro)	PHP - Philippine Peso
GBP - British Pound
GEL - Georgian Lari

Counterparty Abbreviations:

ANZ - ANZ Banking Group LTD.	JPM - JPMorgan Chase Bank N.A.
BNP - BNP Paribas Securities	MSC - Morgan Stanley & Co., Incorporated
BCL - Barclays Capital Inc.	RBC - Royal Bank of Canada
BOA - Bank of America	RDR - RBC Dain Raucher Inc.
CGM - Citigroup Global Markets	SCB - Standard Chartered Bank
CIT - Citibank, Inc.	SGB - Societe Generale Bannon LLC
CSI - Credit Suisse Securities, LLC	SSB - State Street Brokerage Services, Inc.
DUB - Deutsche Bank Alex Brown Inc.	UBS - UBS Securities LLC
GSC - Goldman Sachs & Co.
HSB - HSBC Securities Inc.

1Rounded par and notional amounts are listed in USD unless otherwise noted. Options are quoted in unrounded number of contracts or unrounded notional. Futures and contracts for difference are quoted in unrounded contracts.

"-" Amount rounds to less than one thousand or 0.05%.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 34.

34

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees
Jackson Variable Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated, where applicable) of each of the Funds listed in the Appendix (the Funds), each a series within Jackson Variable Series Trust Sub-Advised Funds, including the summary schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR) and the schedules of investments as of December 31, 2019 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights, for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Emphasis of a Matter

As discussed in Note 1, Organization, the following funds will be acquired by an affiliated fund in the investment company complex effective after the close of business on April 24, 2020 subject to approval by the acquired Funds’ shareholders: JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/FAMCO Flex Core Covered Call Fund, JNL/Neuberger Berman Currency Fund, JNL/Nicholas Convertible Arbitrage Fund, JNL/The London Company Focused U.S. Equity Fund, and JNL/VanEck International Gold Fund.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with custodians, transfer agents and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more JNL investment companies since 2001.

Chicago, Illinois
February 21, 2020

Appendix I

List of Funds

JNL/DFA U.S. Small Cap Fund
JNL/DoubleLine Total Return Fund
JNL/PIMCO Investment Grade Credit Bond Fund (name changed from JNL/PIMCO Investment Grade Corporate Bond Fund)
JNL/T. Rowe Price Capital Appreciation Fund

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a)

The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jackson Variable Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 3, 2020

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 3, 2020

EXHIBIT LIST

Exhibit 13(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 13(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 13(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.